EXHIBIT 10.1

===============================================================================
                                                   Published CUSIP Number: ____

                  FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

                          Dated as of February 7, 2005

                                     among

                              RAYOVAC CORPORATION,

                             as the U.S. Borrower,

                     the Subsidiary Borrowers named herein,

                             BANK OF AMERICA, N.A.,

           as Administrative Agent, Swing Line Lender and L/C Issuer,

                         CITICORP NORTH AMERICA, INC.,

                             as Syndication Agent,

                       MERRILL LYNCH CAPITAL CORPORATION,

                 as Documentation Agent and as Managing Agent,

                        The Other Lenders Party Hereto,

       BANC OF AMERICA SECURITIES LLC and CITIGROUP GLOBAL MARKETS INC.,

                            as Joint Lead Arrangers

                                      and

       BANC OF AMERICA SECURITIES LLC, CITIGROUP GLOBAL MARKETS INC. and
                    MERRILL LYNCH, PIERCE, FENNER & SMITH,

                             as Joint Book Managers

===============================================================================

                               TABLE OF CONTENTS

Section                                                                    Page
-------                                                                    ----


                                   ARTICLE I
                        DEFINITIONS AND ACCOUNTING TERMS

1.01     Defined Terms........................................................1
1.02     Other Interpretive Provisions.......................................49
1.03     Accounting Terms....................................................50
1.04     Rounding............................................................50
1.05     Times of Day........................................................50
1.06     Letter of Credit Amounts............................................50
1.07     Currency Equivalents Generally......................................50

                                   ARTICLE II
                     the COMMITMENTS and Credit Extensions

2.01     The Loans...........................................................51
2.02     Borrowings, Conversions and Continuations of Loans..................52
2.03     Dollar Letters of Credit............................................55
2.04     Euro Letters of Credit..............................................66
2.05     UK Letters of Credit................................................75
2.06     Swing Line Loans....................................................84
2.07     Prepayments.........................................................89
2.08     Termination or Reduction of Commitments.............................93
2.09     Repayment of Loans..................................................95
2.10     Interest............................................................97
2.11     Fees................................................................98
2.12     Computation of Interest and Fees....................................99
2.13     Evidence of Indebtedness............................................99
2.14     Payments Generally; Administrative Agent's Clawback................100
2.15     Sharing of Payments by Lenders.....................................102
2.16     Incremental Facility...............................................103

                                  ARTICLE III
                     TAXES, YIELD PROTECTION AND ILLEGALITY

3.01     Taxes..............................................................106
3.02     Illegality.........................................................109
3.03     Inability to Determine Rates.......................................109
3.04     Increased Costs; Reserves on Eurocurrency Rate Loans...............109
3.05     Compensation for Losses............................................111
3.06     Mitigation Obligations; Replacement of Lenders.....................111
3.07     Survival...........................................................112

                                   ARTICLE IV
                   CONDITIONS PRECEDENT TO Credit Extensions

4.01     Conditions of Initial Credit Extension.............................112
4.02     Conditions to all Credit Extensions................................116

                                   ARTICLE V
                         REPRESENTATIONS AND WARRANTIES

5.01     Existence, Qualification and Power; Compliance with Laws...........117
5.02     Authorization; No Contravention....................................117
5.03     Governmental Authorization; Other Consents.........................118
5.04     Binding Effect.....................................................118
5.05     Financial Statements; No Material Adverse Effect...................118
5.06     Litigation.........................................................119
5.07     No Default.........................................................119
5.08     Ownership of Property..............................................119
5.09     Environmental Compliance...........................................120
5.10     Insurance..........................................................121
5.11     Taxes..............................................................121
5.12     ERISA Compliance...................................................121
5.13     Subsidiaries; Equity Interests; Loan Parties.......................122
5.14     Margin Regulations; Investment Company Act; Public Utility
         Holding Company Act................................................122
5.15     Disclosure.........................................................123
5.16     Intellectual Property; Licenses, Etc...............................123
5.17     Solvency...........................................................123

                                   ARTICLE VI
                             AFFIRMATIVE COVENANTS

6.01     Financial Statements...............................................124
6.02     Certificates; Other Information....................................125
6.03     Notices............................................................126
6.04     Payment of Obligations.............................................127
6.05     Preservation of Existence, Etc.....................................127
6.06     Maintenance of Properties..........................................127
6.07     Maintenance of Insurance...........................................127
6.08     Compliance with Laws...............................................128
6.09     Books and Records..................................................128
6.10     Inspection Rights..................................................128
6.11     Use of Proceeds....................................................128
6.12     Covenant to Guarantee Obligations and Give Security................128
6.13     Compliance with Environmental Laws.................................132
6.14     Further Assurances.................................................132
6.15     Interest Rate Hedging..............................................132
6.16     Cash Collateral Accounts...........................................132
6.17     Euro Borrower Financial Condition..................................133

6.18     Real Estate Post-Closing Obligations...............................133
6.19     Foreign Collateral Post-Closing Obligations........................135

                                  ARTICLE VII
                               NEGATIVE COVENANTS

7.01     Liens..............................................................136
7.02     Indebtedness.......................................................139
7.03     Investments........................................................142
7.04     Fundamental Changes................................................145
7.05     Dispositions.......................................................146
7.06     Restricted Payments................................................147
7.07     Change in Nature of Business.......................................149
7.08     Transactions with Affiliates.......................................149
7.09     Burdensome Agreements..............................................149
7.10     Use of Proceeds....................................................149
7.11     Financial Covenants................................................149
7.12     Capital Expenditures...............................................150
7.13     Amendments of Organization Documents...............................150
7.14     Accounting Changes.................................................150
7.15     Prepayments, Etc. of Indebtedness..................................151
7.16     Amendment, Etc. of Related Documents and Indebtedness..............151
7.17     Speculative Transactions...........................................151
7.18     Limitations on Finance Companies and Certain German Entities.......151
7.19     Designation of Senior Debt.........................................151
7.20     Limitations of Undertakings........................................151

                                  Article VIII
                         EVENTS OF DEFAULT AND REMEDIES

8.01     Events of Default..................................................152
8.02     Remedies Upon Event of Default.....................................155
8.03     Application of Funds...............................................156

                                   ARTICLE IX
                              ADMINISTRATIVE AGENT

9.01     Appointment and Authority..........................................157
9.02     Power of Attorney for German Collateral Agreements to the
         Administrative Agent in its capacity as "collateral agent".........157
9.03     Rights as a Lender.................................................158
9.04     Exculpatory Provisions.............................................158
9.05     Reliance by Administrative Agent...................................159
9.06     Delegation of Duties...............................................159
9.07     Resignation of Administrative Agent................................160
9.08     Non-Reliance on Administrative Agent and Other Lenders.............160
9.09     No Other Duties, Etc...............................................161

9.10     Administrative Agent May File Proofs of Claim......................161
9.11     Collateral and Guaranty Matters....................................162
9.12     Appointment of Supplemental Collateral Agents......................162
9.13     Abstract Acknowledgement of Indebtedness/Joint Creditorship........163

                                   ARTICLE X
                                 MISCELLANEOUS

10.01    Amendments, Etc....................................................165
10.02    Notices and Other Communications; Facsimile Copies.................167
10.03    No Waiver; Cumulative Remedies.....................................169
10.04    Expenses; Indemnity; Damage Waiver.................................169
10.05    Payments Set Aside.................................................171
10.06    Successors and Assigns.............................................172
10.07    Treatment of Certain Information; Confidentiality..................176
10.08    Right of Setoff....................................................177
10.09    Non-U.S. Subsidiaries..............................................177
10.10    Interest Rate Limitation...........................................178
10.11    Counterparts; Effectiveness........................................178
10.12    Survival of Representations and Warranties.........................178
10.13    Severability.......................................................178
10.14    Replacement of Lenders.............................................178
10.15    Judgment...........................................................179
10.16    Governing Law; Jurisdiction; Etc...................................180
10.17    Waiver of Jury Trial...............................................181
10.18    USA PATRIOT Act Notice.............................................181
10.19    "Know your customer" checks........................................181

SIGNATURES..................................................................183

SCHEDULES

         I                 KGaA Guarantors
         II                ROV Guarantors
         III               UK Guarantors
         IV                Consolidated EBITDA
         V                 Existing Letters of Credit
         2.01              Commitments and Applicable Percentages
         5.05              Supplement to Interim Financial Statements
         5.06              Litigation
         5.08(b)           Owned Real Property
         5.08(c)           Leased Real Property
         5.09              Environmental Matters
         5.13              Subsidiaries and Other Equity Investments;
                           Loan Parties
         5.16              Intellectual Property Claims
         6.18              Real Property to be Mortgaged
         7.01(b)           Existing Permitted Liens
         7.02              Indebtedness
         7.03(f)           Existing Permitted Investments
         7.05(m)           Certain Dispositions
         7.08              Certain Transactions with Affiliates
         10.02             Administrative Agent's Office, Certain Addresses
                           for Notices
         10.06             Processing and Recordation Fees


EXHIBITS

         Form of

         A                 Committed Loan Notice
         B                 Swing Line Loan Notice
         C-1               Term Note
         C-2               U.S. Revolving Credit Note
         C-3               Euro Revolving Term Note
         C-4               UK Revolving Credit Note
         D                 Compliance Certificate
         E                 Assignment and Assumption
         F-1               ROV Guaranty
         F-2               KGaA Guaranty
         F-3               UK Guaranty
         G                 Security Agreement
         H-1               Mortgage
         H-2               Third Amendment to Mortgage
         I-1               Opinion Matters - Counsel to Loan Parties
         I-2               Opinion Matters - Local Counsel to Loan Parties
         I-3               Opinion Matters - Real Estate Counsel to Loan Parties

                                CREDIT AGREEMENT

         This FOURTH AMENDED AND RESTATED CREDIT AGREEMENT ("Agreement") is entered into as of February 7, 2005, among Rayovac Corporation, a Wisconsin corporation (the "U.S. Borrower"), Varta Consumer Batteries GmbH & Co. KGaA, a German partnership limited by shares (the "Euro Borrower"), Rayovac Europe Limited, a limited liability company (the "UK Borrower and, with the Euro Borrower, each a "Subsidiary Borrower" and collectively, the "Subsidiary Borrowers" and the Subsidiary Borrowers, with the U.S. Borrower, each a "Borrower" and collectively, the "Borrowers"), each lender from time to time party hereto (collectively, the "Lenders" and individually, a "Lender"), Citicorp North America, Inc., as Syndication Agent, Merrill Lynch Capital Corporation, as Documentation Agent and Managing Agent, and Bank of America, N.A., as Administrative Agent (as hereinafter defined), Swing Line Lender (as hereinafter defined) and L/C Issuer (as hereinafter defined).

         The U.S. Borrower and the Euro Borrower have entered into that certain Third Amended and Restated Credit Agreement dated as of October 1, 2002 with Bank of America, N.A. as administrative agent, and the lenders party thereto (as amended, supplemented or otherwise modified from time to time in accordance with the terms thereof, the "Existing Rayovac Credit Agreement").

         Pursuant to the Agreement and Plan of Merger dated January 3, 2005 (as amended, supplemented or otherwise modified in accordance with its terms, to the extent permitted in accordance with the Loan Documents (as hereinafter defined), the "Merger Agreement") between the U.S. Borrower, United Industries Corporation ("UIC") and Lindberg Corporation ("Newco"), the U.S. Borrower has agreed to acquire all of the stock of UIC through a merger (the "Merger") of Newco with and into UIC.

         The Borrowers have requested that the Lenders amend and restate the Existing Rayovac Credit Agreement to lend to the Borrowers up to U.S.$1.03 billion in order to (a) pay to the existing holders of the Equity Interests of UIC the cash consideration for their shares in the Merger, (b) refinance (i) the existing senior credit facilities of UIC and its Subsidiaries (as hereinafter defined) and (ii) the existing senior subordinated notes of UIC (collectively, the "Refinancing"), (c) pay transaction fees and expenses incurred in connection with the Merger and the Refinancing and (d) provide ongoing working capital and for other general corporate purposes of the Borrowers and their Subsidiaries.

         The Lenders have indicated their willingness to amend and restate the Existing Rayovac Credit Agreement in its entirety to read as set forth herein, on the terms and subject to the conditions set forth herein and it has been agreed

         In consideration of the mutual covenants and agreements herein contained, the parties hereto covenant and agree as follows:

                                   ARTICLE I
                        DEFINITIONS AND ACCOUNTING TERMS

         1.01 Defined Terms. As used in this Agreement, the following terms shall have the meanings set forth below:

         "2013 Notes" means the 8.5% unsecured subordinated notes of the U.S. Borrower due 2013 in an aggregate principal amount of U.S.$350 million issued and sold on September 30, 2003 pursuant to the 2013 Notes Indenture.

         "2013 Notes Indenture" means the Indenture, dated as of September 30, 2003, among the U.S. Borrower, the guarantors named therein and U.S. Bank National Association, as trustee.

         "2015 Notes" means the 7.375% subordinated notes of the U.S. Borrower due 2015 in an aggregate principal amount of U.S.$700 million issued and sold on the Closing Date pursuant to the 2015 Notes Indenture.

         "2015 Notes Indenture" means the Indenture to be dated as of the Closing Date, among the U.S. Borrower, the guarantors named therein and U.S. Bank National Association, as trustee.

         "80% Subsidiary" means any Subsidiary in which (other than director's qualifying shares or similar shares owned by other Persons due to native ownership requirements) at least 80% of the capital stock or other equity interests of each class is owned beneficially and of record by the U.S. Borrower or by one or more Wholly-Owned Subsidiaries.

         "Acceptable Bank" has the meaning specified in the definition of "Cash Equivalents".

         "Acknowledgment I" has the meaning specified in Section 9.13(a).

         "Acknowledgment II" has the meaning specified in Section 9.13(b).

         "Acknowledgment III" has the meaning specified in Section 9.13(c).

         "Acquisition" means any transaction or series of related transactions for the purpose of, or resulting directly or indirectly in, (a) the acquisition of all or substantially all of the assets of a Person, or of any business or division of a Person, (b) the acquisition of in excess of 50% of the capital stock, partnership interests, membership interests or equity of any Person, or otherwise causing any Person to become a Subsidiary or (c) a merger or consolidation or any other combination with another Person (other than a Person that is a Subsidiary), provided that the U.S. Borrower or a Subsidiary is the surviving entity.

         "Additional Foreign Currency Facility" means a revolving credit facility made available by certain Lenders hereunder to a Subsidiary of the U.S. Borrower in a currency other than Dollars.

         "Administrative Agent" means Bank of America in its capacity as administrative agent under any of the Loan Documents, or any successor administrative agent.

         "Administrative Agent's Office" means the Administrative Agent's address and, as appropriate, account as set forth on Schedule 10.02, or such other address or account as the Administrative Agent may from time to time notify to the Borrowers and the Lenders.

         "Administrative Questionnaire" means an Administrative Questionnaire in a form supplied by the Administrative Agent.

         "Affiliate" means, with respect to any Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.

         "Aggregate Commitments" means the Commitments of all the Lenders.

         "Agreement" means this Credit Agreement.

         "Applicable Euro Revolving Credit Percentage" means with respect to any Euro Revolving Credit Lender at any time, such Euro Revolving Credit Lender's Applicable Percentage in respect of the Euro Revolving Credit Facility at such time.

         "Applicable Percentage" means (a) in respect of the Canadian Term Facility, with respect to any Canadian Term Lender at any time, the percentage (carried out to the ninth decimal place) of the Canadian Term Facility represented by (i) on or prior to the Closing Date, such Canadian Term Lender's Canadian Term Commitment at such time and (ii) thereafter, the principal amount of such Canadian Term Lender's Canadian Term Loans at such time, (b) in respect of the Dollar Term Facility, with respect to any Dollar Term Lender at any time, the percentage (carried out to the ninth decimal place) of the Dollar Term Facility represented by (i) on or prior to the Closing Date, such Dollar Term Lender's Dollar Term Commitment at such time and (ii) thereafter, the principal amount of such Dollar Term Lender's Dollar Term Loans at such time,
(c) in respect of the Euro Term Facility, with respect to any Euro Term Lender at any time, the percentage (carried out to the ninth decimal place) of the Euro Term Facility represented by (i) on or prior to the Closing Date, such Euro Term Lender's Euro Term Commitment at such time and (ii) thereafter, the principal amount of such Euro Term Lender's Euro Term Loans at such time, (d) in respect of the Euro Revolving Credit Facility, with respect to any Euro Revolving Credit Lender at any time, the percentage (carried out to the ninth decimal place) of the Euro Revolving Credit Facility represented by such Euro Revolving Credit Lender's Euro Revolving Credit Commitment at such time and (e) in respect of the UK Revolving Credit Facility, with respect to any UK Revolving Credit lender at any time, the percentage (carried out to the ninth decimal place) of the UK Revolving Credit Facility represented by such UK Revolving Credit lender's UK Revolving Credit Commitment at such time and (f) in respect of the U.S. Revolving Credit Facility, with respect to any U.S. Revolving Credit Lender at any time, the percentage (carried out to the ninth decimal place) of the U.S. Revolving Credit Facility represented by such U.S. Revolving Credit Lender's Revolving Credit Commitment at such time. If the Euro Revolving Credit Commitment of each Euro Revolving Credit Lender to make Euro Revolving Credit Loans have been terminated pursuant to Section 8.02, or if the Euro Revolving Credit Commitments have expired, then the Applicable Percentage of each Euro Revolving Credit Lender in respect of the Euro Revolving Credit Facility shall be determined based on the Applicable Percentage of such Euro Revolving Credit Lender in respect of the Euro Revolving Credit Facility most recently in effect, giving effect to any subsequent assignments. If the UK Revolving Credit Commitment of each UK Revolving Credit Lender to make UK Revolving Credit Loans have been terminated pursuant to Section 8.02, or if the UK Revolving Credit Commitments have expired, then the Applicable Percentage of each UK Revolving Credit Lender in respect of the UK Revolving Credit Facility shall be determined based on the Applicable Percentage of such UK Revolving Credit Lender in respect of the UK Revolving Credit Facility most recently in effect, giving effect to any subsequent assignments. If the U.S. Revolving Credit Commitment of each U.S. Revolving Credit Lender to make U.S. Revolving Credit Loans and the obligation of the L/C Issuer to make L/C Credit Extensions have been terminated pursuant to Section 8.02, or if the U.S. Revolving Credit Commitments have expired, then the Applicable Percentage of each U.S. Revolving Credit Lender in respect of the U.S. Revolving Credit Facility shall be determined based on the Applicable Percentage of such U.S. Revolving Credit Lender in respect of the U.S. Revolving Credit Facility most recently in effect, giving effect to any subsequent assignments. The initial Applicable Percentage of each Lender in respect of each Facility is set forth opposite the name of such Lender on Schedule 2.01 or in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable.

         "Applicable Rate" means (a) in respect of the Revolving Credit Facilities, (i) for the first six months following the Closing Date, 1.25% per annum for Base Rate Loans and 2.25% per annum for Eurocurrency Rate Loans and
(ii) thereafter, a percentage per annum as set forth in the table below determined by reference to the Consolidated Leverage Ratio as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 6.02(a):

----------------------------------------------------------------------------------------------------------------------
                                                                                Eurocurrency Rate
                                                                                Revolving Credit        Base Rate
                                                                              Loans and Letters of      Revolving
 Pricing Level       Consolidated Leverage Ratio          Commitment Fee             Credit            Credit Loans
----------------------------------------------------------------------------------------------------------------------
       1                       <3.50:1                         0.50                   1.75                 0.75
----------------------------------------------------------------------------------------------------------------------
       2                 >3.50:1 but <4.00:1                   0.50                   2.00                 1.00
----------------------------------------------------------------------------------------------------------------------
       3                       >4.00:1                         0.50                   2.25                 1.25
----------------------------------------------------------------------------------------------------------------------

         Any increase or decrease in the Applicable Rate resulting from a change in the Consolidated Leverage Ratio shall become effective as of the first Business Day immediately following the date a Compliance Certificate is delivered pursuant to Section 6.02(a); provided, however, that if a Compliance Certificate is not delivered when due in accordance with such Section, then Pricing Level 3 shall apply from and as of the first Business Day after the date on which such Compliance Certificate was required to have been delivered until the date such Compliance Certificate is delivered,

         (b)  in respect of the Canadian Term Loans and the Dollar Term Loans
     (i) for the first six months following the Closing Date, 2.00% per annum for Canadian Term Loans and for Dollar Term Loans that are Eurocurrency Rate Loans and 1.00% per annum for Dollar Term Loans that are Base Rate Loans and (ii) thereafter, a percentage to be determined by reference to the Debt Rating certified by the U.S. Borrower as described below:

----------------------------------------------------------------------------------------
                                                         Eurocurrency         Base Rate
Pricing         Debt Ratings        Canadian Term      Rate Dollar Term      Dollar Term
 Level          S&P/Moody's             Loans               Loans               Loans
----------------------------------------------------------------------------------------
   1         BB-/Ba3 or better      1.75                1.75                 0.75
----------------------------------------------------------------------------------------
   2          B+/B1 or worse        2.00                2.00                 1.00
----------------------------------------------------------------------------------------


         Initially, the Applicable Rate shall be determined based upon the Debt Rating specified in a certificate delivered by the U.S. Borrower as to its existing Debt Rating on such date. Thereafter, each change in the Applicable Rate resulting from a publicly announced change in the Debt Rating shall be effective, in the case of an upgrade, during the period commencing on the date of the public announcement thereof (such announcement to be notified to the Administrative Agent by the U.S. Borrower) and ending on the date immediately preceding the effective date of the next such change and, in the case of a downgrade, during the period commencing on the date of the public announcement thereof and ending on the date immediately preceding the effective date of the next such change, and

         (c)  in respect of the Euro Term Loans, 2.50% per annum.

         "Applicable UK Revolving Credit Percentage" means with respect to any UK Revolving Credit Lender at any time, such UK Revolving Credit Lender's Applicable Percentage in respect of the UK Revolving Credit Facility at such time.

         "Applicable U.S. Revolving Credit Percentage" means with respect to any U.S. Revolving Credit Lender at any time, such U.S. Revolving Credit Lender's Applicable Percentage in respect of the U.S. Revolving Credit Facility at such time.

         "Appropriate Lender" means, at any time, (a) with respect to any of the Canadian Term Facility, the Dollar Term Facility, the Euro Term Facility, the U.S. Revolving Credit Facility, the Euro Revolving Credit Facility or the UK Revolving Credit Facility, a Lender that has a Commitment with respect to such Facility at such time, (b) with respect to the Dollar Letter of Credit Sublimit, (i) the L/C Issuer and (ii) if any Letters of Credit have been issued pursuant to Section 2.03(a), the U.S. Revolving Credit Lenders, (c) with respect to the Euro Letter of Credit Sublimit, (i) the L/C Issuer and (ii) if any Letters of Credit have been issued pursuant to Section 2.04(a), the Euro Revolving Credit Lenders, (d) with respect to the UK Letter of Credit Sublimit,
(i) the L/C Issuer and (ii) if any Letters of Credit have been issued pursuant to Section 2.05(a), the UK Revolving Credit Lenders and (e) with respect to either the Dollar Swing Line, the Euro Swing Line or the UK Swing Line, (i) the Swing Line Lender, (ii) if any Dollar Swing Line Loans are outstanding pursuant to Section 2.06(a), the U.S. Revolving Credit Lenders, (iii) if any Euro Swing Line Loans are outstanding pursuant to Section 2.06(b), the Euro Revolving Credit Lenders and (iv) if any UK Swing Line Loans are outstanding pursuant to
Section 2.06(c), the UK Revolving Credit Lenders.

         "Approved Fund" means any Fund that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity (including an investment advisor) or an Affiliate of an entity that administers or manages a Lender.

         "Arrangers" means BAS and CGMI, in their capacities as joint lead arrangers.

         "Assignee Group" means two or more Eligible Assignees that are Affiliates of one another or two or more Approved Funds managed by the same investment advisor.

         "Assignment and Assumption" means an assignment and assumption entered into by a Lender and an Eligible Assignee (with the consent of any party whose consent is required by Section 10.06(b), and accepted by the Administrative Agent, in substantially the form of Exhibit E or any other form approved by the Administrative Agent.

         "Assuming Lender" has the meaning specified in Section 2.16(d).

         "Assumption Agreement" has the meaning specified in Section 2.16(d).

         "Attributable Indebtedness" means, on any date, (a) in respect of any Capitalized Lease of any Person, the capitalized amount of the remaining lease thereof that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP, (b) in respect of any Synthetic Lease Obligation, the capitalized amount of the remaining lease or similar payments under the relevant lease or other applicable agreement or instrument that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP if such lease or other agreement or instrument were accounted for as a Capitalized Lease and (c) all Synthetic Debt of such Person.

         "Audited Financial Statements" means the audited consolidated balance sheets of (i) the U.S. Borrower and its Subsidiaries for the fiscal year ended September 30, 2004 and (ii) UIC and its Subsidiaries for the fiscal year ended December 31, 2003 and, in each case, the related consolidated statements of income or operations, shareholders' equity and cash flows for such fiscal year of the U.S. Borrower and its Subsidiaries and UIC and its Subsidiaries, respectively, including the notes thereto.

         "Auto-Extension Dollar Letter of Credit" has the meaning specified in
Section 2.03(b)(iii).

         "Auto-Extension Euro Letter of Credit" has the meaning specified in
Section 2.04(b)(iii).

         "Auto-Extension UK Letter of Credit" has the meaning specified in
Section 2.05(b)(iii).

         "Availability Period" means the period from and including the Closing Date to (a) in respect of the U.S. Revolving Credit Facility, the earliest of
(i) the Maturity Date for the U.S. Revolving Credit Facility, (ii) the date of termination of the U.S. Revolving Credit Commitments pursuant to Section 2.08, and (iii) the date of termination of the commitment of each U.S. Revolving Credit Lender to make U.S. Revolving Credit Loans and of the obligation of the L/C Issuer to make Dollar L/C Credit Extensions pursuant to Section 8.02, (b) in respect of the Euro Revolving Credit Facility, the earliest of (i) the Maturity Date for the Euro Revolving Credit Facility, (ii) the date of termination of the Euro Revolving Credit Commitments pursuant to Section 2.08, and (iii) the date of termination of the commitment of each Euro Revolving Credit

Lender to make Euro Revolving Credit Loans and of the obligation of the L/C Issuer to make Euro L/C Credit Extensions pursuant to Section 8.02 and (c) in respect of the UK Revolving Credit Facility, the earliest of (i) the Maturity Date for the UK Revolving Credit Facility, (ii) the date of termination of the UK Revolving Credit Commitments pursuant to Section 2.08, and (iii) the date of termination of the commitment of each UK Revolving Credit Lender to make UK Revolving Credit Loans and of the obligation of the L/C Issuer to make UK L/C Credit Extensions pursuant to Section 8.02.

         "Average Dollar Equivalent" means, on any date, in relation to any Indebtedness outstanding on such date denominated in a Foreign Currency, the amount of Dollars that could be purchased with the amount of such Indebtedness at the average of the foreign exchange spot rates of the Administrative Agent on the last day of each of the twelve calendar months preceding such date.

         "Backstop L/C" has the meaning specified in Section 2.03(g).

         "Bank of America" means Bank of America, N.A. and its successors.

         "BAS" means Banc of America Securities LLC and its successors.

         "Base Rate" means for any day a fluctuating rate per annum equal to the higher of (a) the Federal Funds Rate plus 1/2 of 1% and (b) the rate of interest in effect for such day as publicly announced from time to time by Bank of America as its "prime rate." The "prime rate" is a rate set by Bank of America based upon various factors including Bank of America's costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate. Any change in such rate announced by Bank of America shall take effect at the opening of business on the day specified in the public announcement of such change.

         "Base Rate Loan" means a Loan that bears interest based on the Base
Rate.

         "Book Managers" means BAS, CGMI and MLPF&S in their capacities as joint book managers.

         "Borrower" has the meaning specified in the introductory paragraph hereto.

         "Borrower Materials" has the meaning specified in Section 6.02.

         "Borrowing" means a U.S. Revolving Credit Borrowing, a Euro Revolving Credit Borrowing, a UK Revolving Credit Borrowing, a Dollar Swing Line Borrowing, a Euro Swing Line Borrowing, a UK Swing Line Borrowing, a Canadian Term Borrowing, a Dollar Term Borrowing or a Euro Term Borrowing, as the context may require.

         "Business Day" means any day other than (a) a Saturday, Sunday or other day on which commercial banks in New York, Chicago or Charlotte are authorized to close under the Laws of New York, Illinois or North Carolina, or are in fact closed in, the state where the Administrative Agent's Office is located, (b) if such day relates to any Eurocurrency Rate Loan, a day on which banks are not open for general business in London and (c) if such day relates to any Eurocurrency Rate Loan denominated in a Foreign Currency other than Euro, a day on which banks are not open for general business in the principal financial center of the country of that currency or, if such day relates to a Loan in Euros, any day that is not a TARGET Day.

         "Canadian Dollar" and "CAD" mean lawful money of Canada.

         "Canadian Share Pledge" means the Share Pledge Agreement dated as of October 1, 2002 (as reaffirmed by the Confirmation of Security dated as of the Closing Date) made by ROV Holding in favor of the Administrative Agent, for the benefit of the Lenders, in respect of the Equity Interests in Rayovac Canada Inc.

         "Canadian Term Borrowing" means a borrowing consisting of simultaneous Canadian Term Loans having the same Interest Period made by each of the Canadian Term Lenders pursuant to Section 2.01(a).

         "Canadian Term Commitment" means, as to each Canadian Term Lender, its obligation to make Canadian Term Loans to the U.S. Borrower pursuant to Section 2.01(a) in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Lender's name on Schedule 2.01 under the caption "Canadian Term Commitment" or opposite such caption in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement.

         "Canadian Term Facility" means, at any time, (a) on or prior to the Closing Date, the aggregate amount of the Canadian Term Commitments at such time and (b) thereafter, the aggregate principal amount of the Canadian Term Loans of all Canadian Term Lenders outstanding at such time.

         "Canadian Term Lender" means (a) at any time on or prior to the Closing Date, any Lender that has a Canadian Term Commitment at such time and
(b) at any time after the Closing Date, any Lender that holds Canadian Term Loans, at such time.

         "Canadian Term Loan" means an advance made by any Canadian Term Lender under the Canadian Term Facility.

         "Canadian Term Note" means a promissory note made by the U.S. Borrower in favor of a Canadian Term Lender evidencing Canadian Term Loans made by such Canadian Term Lender, in substantially the form of Exhibit C-1.

         "Capital Expenditure Carryover Amount" has the meaning specified in
Section 7.12.

         "Capital Expenditures" means, with respect to any Person for any period, all expenditures that, in accordance with GAAP, would be required to be capitalized and shown on the consolidated balance sheet of the U.S. Borrower, but excluding expenditures made in connection with the replacement, substitution, restoration or trade-in of assets to the extent financed (a) from insurance proceeds (or other similar recoveries) paid on account of the loss of or damage to the assets being replaced or restored, (b) with awards of compensation arising from the taking by eminent domain or condemnation of the assets being replaced, (c) proceeds received from assets Disposed of contemporaneously with such expenditure or (d) with a credit by the seller of such assets for the assets being simultaneously traded in.

         "Capitalized Leases" means all leases that have been or should be, in accordance with GAAP, recorded as capitalized leases.

         "Cash Collateral" has the meaning specified in Section 2.03(g).

         "Cash Collateral Account" means a blocked, non-interest bearing deposit account of one or more of the Loan Parties at Bank of America or, in respect of non-U.S. Cash Collateral Accounts, at Bank of America or another commercial bank to the extent the Collateral Agent has a perfected security in such account, in each case, in the name of the Collateral Agent and under the sole dominion and control of the Collateral Agent, and otherwise established in a manner reasonably satisfactory to the Administrative Agent.

         "Cash Collateralize" has the meaning specified in Section 2.03(g).

         "Cash Equivalents" means any of the following types of Investments, to the extent owned by the U.S. Borrower or any of its Subsidiaries free and clear of all Liens (other than Liens permitted in the manner specified hereunder):

         (a) readily marketable obligations issued or directly and fully guaranteed or insured by the United States of America, an OECD Member, any member of the European Economic Union or any agency or instrumentality thereof having maturities of not more than 365 days from the date of acquisition thereof; provided that the full faith and credit of the United States of America, member of the European Economic Union or such OECD Member is pledged in support thereof;

         (b) time deposits with, or insured certificates of deposit or bankers' acceptances of, any commercial bank that (each such bank an "Acceptable Bank") (i) (A) is a Lender, (B) is organized under the laws of the United States of America, any state thereof or the District of Columbia or is the principal banking subsidiary of a bank holding company organized under the laws of the United States of America, any state thereof or the District of Columbia, and is a member of the Federal Reserve System or (C) is a member of the applicable central bank of any OECD Member or any member of the European Economic Union, (ii) issues (or the parent of which issues) commercial paper rated as described in clause (c) of this definition and
     (iii) has combined capital and surplus of at least U.S. $250,000,000 (or the equivalent in the applicable currency), in each case with maturities of not more than 365 days from the date of acquisition thereof;

         (c) commercial paper issued by any Person organized under the laws of any state of the United States of America, any member state of the European Economic Union or any OECD Member or any Acceptable Bank and rated at least "Prime-1" (or the then equivalent grade) by Moody's or Fitch or at least "A-1" (or the then equivalent grade) by S&P, or guaranteed by any industrial company with long-term unsecured debt rating (at the time of investment) of at least AA by S&P or at least Aa by Moody's or

     Fitch in each case with maturities of not more than 365 days from the date of acquisition thereof;

         (d) investments, classified in accordance with GAAP as current assets of the U.S. Borrower or any of its Subsidiaries, in money market investment programs, which are administered by financial institutions that have the highest rating obtainable from either Moody's or S&P, and the portfolios of which are limited solely to Investments of the character, quality and maturity described in clauses (a), (b) and (c) of this definition;

         (e) repurchase agreements with any Lender or any primary dealer maturing within 365 days from the date of investment that are fully collateralized by investment instruments that would otherwise be Cash Equivalents; provided that the terms of such repurchase agreements comply with the guidelines set forth in the Federal Financial Institutions Examination Council Supervisory Policy -- Repurchase Agreements of Depository Institutions With Securities Dealers and Others, as adopted by the Comptroller of the Currency on October 31, 1985;

         (f) sterling bills of exchange eligible for rediscount at the Bank of England and accepted by an Acceptable Bank (or their dematerialized equivalents);

         (g)  any other debt security approved by the Required Lenders; and

         (h) any investment made by a Foreign Subsidiary in its jurisdiction of organization that is of similar credit quality and similar maturity (including character, quality and maturities) as one of the investments described in clause (a) - (f) above.

         "Cayman Finance Co." means ROV International Finance Company, a Cayman Islands exempted company and a Subsidiary.

         "Caymans Share Charges" means, collectively, (a) the Share Charge in respect of shares of Rayovac Overseas Corp. to be entered into by ROV Holding,
(b) the Share Charge in respect of shares of ROV International Finance Company to be entered into by ROV Holding, and (c) the Share Charge in respect of shares of Rayovac PRC to be entered into by ROV Holding, in each case in form and substance satisfactory to the Administrative Agent.

         "CERCLA" means the Comprehensive Environmental Response, Compensation and Liability Act of 1980.

         "CERCLIS" means the Comprehensive Environmental Response, Compensation and Liability Information System maintained by the U.S. Environmental Protection Agency.

         "CGMI" means Citigroup Global Markets Inc. and its successors.

         "Change in Law" means the occurrence, after the date of this Agreement, of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation or application thereof by any Governmental Authority or (c) the making or issuance of any request, guideline or directive (whether or not having the force of law) by any Governmental Authority.

         "Change of Control" means, an event or series of events by which:

         (a) any "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, but excluding any employee benefit plan of such person or its subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan) other than THLee or any group of which THLee is a member becomes the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934, except that a person or group shall be deemed to have "beneficial ownership" of all securities that such person or group has the right to acquire (such right, an "option right"), whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of 40% or more of the equity securities of the U.S. Borrower entitled to vote for members of the board of directors or equivalent governing body of the U.S. Borrower on a fully-diluted basis; or

         (b) during any period of 12 consecutive months, a majority of the members of the board of directors or other equivalent governing body of the U.S. Borrower cease to be composed of individuals (i) who were members of that board or equivalent governing body on the first day of such period, (ii) whose election or nomination to that board or equivalent governing body was approved by individuals referred to in clause (i) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body or (iii) whose election or nomination to that board or other equivalent governing body was approved by individuals referred to in clauses (i) and (ii) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body (excluding, in the case of both clause (ii) and clause (iii), any individual whose initial nomination for, or assumption of office as, a member of that board or equivalent governing body occurs as a result of an actual or threatened solicitation of proxies or consents for the election or removal of one or more directors by any person or group other than a solicitation for the election of one or more directors by or on behalf of the board of directors), or

         (c) any Person or two or more Persons (other than THLEE or any group of which THLEE is a member) acting in concert shall have acquired by contract or otherwise, or shall have entered into a contract or arrangement that, upon consummation thereof, will result in its or their acquisition of the power to exercise, directly or indirectly, a controlling influence over the management or policies of the U.S. Borrower, or control over the equity securities of the U.S. Borrower entitled to vote for members of the board of directors or equivalent governing body the U.S. Borrower on a fully-diluted basis (and taking into account all such securities that such "person" or "group" has the right to acquire pursuant to any option right) representing 40% or more of the combined voting power of such securities, or

         (d) the giving of notice to the holders of either the 2013 Notes or the 2015 Notes that a "Change of Control" or any comparable term under, and as defined in, the 2013 Notes Indenture, or the 2015 Notes Indenture, respectively, shall have occurred.

         "Chinese Facility" means a facility in an amount not to exceed the Equivalent in Yuan of U.S. $35,000,000 that is made available to a Subsidiary of the U.S. Borrower organized under the laws of China pursuant to (i) a bilateral facility with a third party lender that is guaranteed by the U.S. Borrower, (ii) a bilateral facility with a third party lender and in connection therewith a Letter of Credit is issued to such third party lender under the U.S. Revolving Credit Facility or (iii) a revolving credit facility made available by certain Lenders hereunder.

         "Closing Date" means the first date all the conditions precedent in
Section 4.01 are satisfied or waived in accordance with Section 10.01.

         "Closing Date Dormant Subsidiaries" means Minera Vidaluz, S.A. de C.V., a corporation organized under the laws of Mexico, Zoe-Phos International N.V., a corporation organized under the laws of Netherlands Antilles, Rayovac Far East Limited, a company organized under the laws of Hong Kong, Rayovac Latin America, Ltd., a company organized under the laws of the Cayman Islands, Rayovac Foreign Sales Corporation, a corporation organized under the laws of Barbados, Remington Licensing Corporation, a corporation organized under the laws of the state of Delaware, Rayovac (UK) Ltd., a limited liability company organized under the laws of the United Kingdom, Varta Ltd., a limited liability company organized under the laws of the United Kingdom, Remington Consumer Products Ltd., a limited liability company organized under the laws of the United Kingdom, Rayovac Europe B.V., a limited liability company organized under the laws of the Netherlands, Brisco Electronics B.V., a limited liability company organized under the laws of the Netherlands, Rayovac Brasil Participacoes Ltda., a company organized under the laws of Brazil, Rayovac Battery Participacoes Ltda., a company organized under the laws of Brazil, Rayovac Honduras S.A., a company organized under the laws of Honduras, and Remington Products GmbH, a limited liability companyorganized under the laws of Germany.

         "CNAI" means Citicorp North America, Inc.

         "Code" means the Internal Revenue Code of 1986, as amended from time to time.

         "Collateral" means all of the "Collateral", "Mortgaged Property" and "Pledged Shares" (or other similar terms) referred to in the Collateral Documents and intended under the terms of the Collateral Documents to be subject to Liens in favor of the Administrative Agent for the benefit of the Secured Parties.

         "Collateral Documents" means, collectively, the Security Agreement, the Intellectual Property Security Agreement, the Mortgages, each of the Foreign Collateral Documents, the collateral assignments, Security Agreement Supplements, IP Security Agreement Supplements, pledge agreements or other similar agreements delivered to the Administrative Agent and the Lenders pursuant to Section 6.12, and each of the other agreements, instruments or documents that creates or purports to create a Lien in favor of the Administrative Agent for the benefit of the Secured Parties.

         "Commitment" means a Canadian Term Commitment, a Dollar Term Commitment, a Euro Term Commitment or a Revolving Credit Commitment, as the context may require.

         "Commitment Date" has the meaning specified in Section 2.16(b).

         "Committed Loan Notice" means a notice of (a) a Term Borrowing, (b) a Revolving Credit Borrowing, (c) a conversion of Loans from one Type to the other, or (d) a continuation of Eurocurrency Rate Loans, pursuant to Section 2.02(a), which, if in writing, shall be substantially in the form of Exhibit A.

         "Compliance Certificate" means a certificate substantially in the form of Exhibit D.

         "Consolidated EBITDA" means, for any period, for the U.S. Borrower and its Subsidiaries on a consolidated basis, an amount equal to Consolidated Net Income for such period plus (a) the following to the extent deducted in calculating such Consolidated Net Income: (i) Consolidated Interest Charges for such period, (ii) the provision for Federal, state, local and foreign income taxes payable by the U.S. Borrower and its Subsidiaries for such period (iii) depreciation and amortization expense, (b) non-recurring losses or charges, including Restructuring Charges, (c) estimated synergies arising out of the Merger in an amount equal to $10 million for the fiscal quarter ended June 30, 2005, $7.5 million for the fiscal quarter ended September 30, 2005, $5 million for the fiscal quarter ended December 31, 2005 and $2.5 million for the fiscal quarter ended March 31, 2006 and (d) without duplication with clause (1) below, actual and projected cost savings and synergies implemented or reasonably expected to be implemented in the first four quarters following the consummation of any Acquisition, on a pro forma basis, so long as such adjustments are accompanied by a certificate of the chief financial officer of the U.S. Borrower and minus (e) to the extent included in calculating such Consolidated Net Income, (i) other extraordinary gains and losses for such period and (ii) non-recurring gains; provided that (1) with respect to any Acquisition made by the U.S. Borrower and its Subsidiaries during the period for which Consolidated EBITDA is calculated, Consolidated EBITDA shall be increased by the EBITDA of the Person or assets so acquired using the historical financial statements (including audited financial statements, to the extent applicable) for such Person and such Acquisition shall be deemed to have occurred on the first day of the relevant period for which such Consolidated EBITDA is calculated and (2) with respect to any Disposition of all or substantially all of the Equity Interests or property and assets of any Person or all or substantially all of the property and assets of a division of any Person made by the U.S. Borrower and its Subsidiaries during the period for which Consolidated EBITDA is calculated, Consolidated EBITDA shall be decreased by the EBITDA of the Person or assets so Disposed of using the historical financial statements (including audited financial statements, to the extent applicable) for such Person and such Disposition shall be deemed to have occurred on the first day of the relevant period for which such Consolidated EBITDA is calculated and all such adjustments to Consolidated EBITDA as specified in clauses (1) and (2) shall be accompanied by a certificate of the chief financial officer of the U.S. Borrower showing such calculations in reasonable detail; provided further that Consolidated EBITDA for each of the two fiscal quarters ending September 30, 2004 and December 31, 2004 shall be calculated on a pro forma basis giving effect to the Acquisition, as set forth in reasonable detail on a certificate of the Chief Financial Officer of the U.S. Borrower delivered to the Administrative Agent (such certificate to be reasonably satisfactory to the Administrative Agent).

         "Consolidated Funded Indebtedness" means, as of any date of determination, for the U.S. Borrower and its Subsidiaries on a consolidated basis, the sum of (a) the outstanding principal amount of all obligations (including amounts drawn under both standby and commercial letters of credit), whether current or long-term, for borrowed money (including Obligations hereunder) and all obligations evidenced by bonds, debentures, notes, loan agreements or other similar instruments, (b) all purchase money Indebtedness, (c) all direct obligations arising under bankers' acceptances, bank guaranties, surety bonds and similar instruments, (d) all obligations in respect of the deferred purchase price of property or services (other than trade accounts and accrued expenses payable in the ordinary course of business), (e) Attributable Indebtedness (other than Synthetic Debt), (f) without duplication, all Guarantees with respect to outstanding Indebtedness of the types specified in clauses (a) through (e) above of Persons other than the U.S. Borrower or any Subsidiary, (g) all Indebtedness of the types referred to in clauses (a) through (f) above of any partnership or joint venture (other than a joint venture that is itself a corporation or limited liability company) in which the U.S. Borrower or a Subsidiary is a general partner or joint venturer, unless such Indebtedness is expressly made non-recourse to the U.S. Borrower or such Subsidiary or is owed to the U.S. Borrower or a Subsidiary and
(h) the Average Dollar Equivalent of any such Indebtedness denominated in a Foreign Currency minus the Equivalent in Dollars of any such Indebtedness denominated in a Foreign Currency.

         "Consolidated Interest Charges" means, for any period, for the U.S. Borrower and its Subsidiaries on a consolidated basis, the sum of (a) all interest, premium payments, debt discount, fees, charges and related expenses of the U.S. Borrower and its Subsidiaries in connection with borrowed money (excluding capitalized interest, other than to the extent set forth in clause
(b) below, and any amortization of such interest, premiums and other costs) or in connection with the deferred purchase price of assets, in each case to the extent treated as interest in accordance with GAAP and (b) the portion of rent expense of the U.S. Borrower and its Subsidiaries with respect to such period under Capitalized Leases that is treated as interest in accordance with GAAP. If the U.S. Borrower or any Subsidiary makes an Acquisition or a Disposition of all or substantially all of the Equity Interests or property and assets of any Person or all or substantially all of the property and assets of a division of any Person during any period, then for purposes of determining the Consolidated Interest Coverage Ratio and the Consolidated Leverage Ratio for such period, Consolidated Interest Charges shall be adjusted to account for all increases or decreases in Indebtedness directly related to such Acquisition or Disposition based on the assumption that such increase or decrease had occurred on the first day of such period rather than on the date of such Acquisition or Disposition, all as reasonably determined by the U.S. Borrower and certified in reasonable detail to the Administrative Agent and the Lenders.

         "Consolidated Interest Coverage Ratio" means, as of any date of determination, the ratio of (a) Consolidated EBITDA for the period of the four prior fiscal quarters ending on such date to (b) Consolidated Interest Charges for such period; provided that for purposes of calculating Consolidated Interest Charges with respect to the fiscal quarters ending June 30, 2005, September 30, 2005 and December 31, 2005, respectively, Consolidated Interest Charges shall be deemed to be (i) the actual Consolidated Interest Charges for the fiscal quarter ended June 30, 2005 multiplied by 4, (ii) the actual Consolidated Interest Charges for the two consecutive fiscal quarters ended September 30, 2005 multiplied by 2 and (iii) the actual Consolidated Interest Charges for the three consecutive fiscal quarters ended December 31, 2005, multiplied by 4/3, respectively.

         "Consolidated Leverage Ratio" means, as of any date of determination, the ratio of (a) Consolidated Funded Indebtedness as of such date minus the aggregate principal amount of cash and Cash Equivalents held by the U.S. Borrower and its Subsidiaries on such date to (b) Consolidated EBITDA for the period of the four fiscal quarters most recently ended.

         "Consolidated Net Income" means, for any period, for the U.S. Borrower and its Subsidiaries on a consolidated basis, the net income (or loss) of the U.S. Borrower and its Subsidiaries for that period, provided that the net income of any Subsidiary shall be excluded from Consolidated Net Income to the extent that the declaration or payment of dividends or similar distributions by such Subsidiary from such income is not at the time permitted by the terms of its charter or by-laws or any judgment, decree, order, law, statute, rule, regulation, agreement, indenture or other instrument (other than any agreement, indenture or other instrument the breach of which could not reasonably be expected to result in a Material Adverse Effect) which is binding on such Subsidiary.

         "Contractual Obligation" means, as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound other than the Loan Documents.

         "Control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. "Controlling" and "Controlled" have meanings correlative thereto.

         "Credit Extension" means each of the following: (a) a Borrowing and
(b) an L/C Credit Extension.

         "Debt Rating" means, as of any date of determination, the rating as determined by either S&P or Moody's (collectively, the "Debt Ratings") of the U.S. Borrower's non-credit-enhanced, senior unsecured long-term debt; provided that if (i) a Debt Rating is issued by each of the foregoing rating agencies, then the worse of such Debt Ratings shall apply (with the Debt Rating for Pricing Level 1 being the worst and the Debt Rating for Pricing Level 2 being the best) and (ii) either S&P or Moody's shall change the basis on which ratings are established by it, each reference to the Debt Rating announced by S&P or Moody's shall refer to the then equivalent rating by S&P or Moody's, as the case may be.

         "Debtor Relief Laws" means the Bankruptcy Code of the United States, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally.

         "Default" means any event or condition that constitutes an Event of Default or that, with the giving of any notice, the passage of time, or both, would be an Event of Default.

         "Default Rate" means (a) when used with respect to Obligations other than Letter of Credit Fees, an interest rate equal to (i) the Base Rate plus
(ii) the Applicable Rate, if any, applicable to Base Rate Loans plus (iii) 2.0% per annum; provided, however, that with respect to a Eurocurrency Rate Loan, the Default Rate shall be an interest rate equal to the interest rate (including any Applicable Rate) otherwise applicable to such Loan plus 2.0% per annum and (b) when used with respect to Letter of Credit Fees, a rate equal to the Applicable Rate plus 2.0% per annum.

         "Defaulting Lender" means any Lender that (a) has failed to fund any portion of the Term Loans, Revolving Credit Loans, participations in L/C Obligations or participations in Swing Line Loans or Foreign Currency Revolving Credit Loans required to be funded by it hereunder within one Business Day of the date required to be funded by it hereunder, (b) has otherwise failed to pay over to the Administrative Agent or any other Lender any other amount required to be paid by it hereunder within one Business Day of the date when due, unless the subject of a good faith dispute, or (c) has been deemed insolvent or become the subject of a bankruptcy or insolvency proceeding.

         "Disposition" or "Dispose" means the sale, transfer, or other disposition (including any sale and leaseback transaction but excluding other license or lease arrangements) of any property by any Person (or the granting of any option or other right to do any of the foregoing), including any sale, assignment, transfer or other disposal, with or without recourse, of any notes or accounts receivable or any rights and claims associated therewith.

         "Documentation Agent" means Merrill Lynch in its capacity as documentation agent hereunder.

         "Dollar" and "$" mean lawful money of the United States.

         "Dollar Honor Date" has the meaning specified in Section 2.03(c)(i).

         "Dollar L/C Advance" means, with respect to each U.S. Revolving Credit Lender, such Lender's funding of its participation in any Dollar L/C Borrowing in accordance with its Applicable Percentage.

         "Dollar L/C Borrowing" means an extension of credit resulting from a drawing under any Dollar Letter of Credit which has not (a) been reimbursed within one Business Day following the date when made or (b) refinanced as a U.S. Revolving Credit Borrowing.

         "Dollar L/C Obligations" means, as at any date of determination, the aggregate amount available to be drawn under all outstanding Dollar Letters of Credit plus the aggregate of all Unreimbursed Dollar Amounts, including all Dollar L/C Borrowings. For purposes of computing the amount available to be drawn under any Dollar Letter of Credit, the amount of such Dollar Letter of Credit shall be determined in accordance with Section 1.06. For all purposes of this Agreement, if on any date of determination a Dollar Letter of Credit has expired by its terms but any amount may still be drawn thereunder by reason of the operation of Rule 3.14 of the ISP, such Dollar Letter of Credit shall be deemed to be "outstanding" in the amount so remaining available to be drawn.

         "Dollar Letter of Credit" means any letter of credit issued hereunder that is denominated in Dollars and shall include the Existing Letters of Credit. A Dollar Letter of Credit may be a commercial letter of credit or a standby letter of credit.

         "Dollar Letter of Credit Expiration Date" means the day that is seven days prior (or such later date determined in the sole discretion of the L/C Issuer) to the Maturity Date then in effect for the U.S. Revolving Credit Facility (or, if such day is not a Business Day, the next preceding Business
Day).

         "Dollar Letter of Credit Fee" has the meaning specified in Section 2.03(i).

         "Dollar Letter of Credit Sublimit" means an amount equal to $50,000,000. The Dollar Letter of Credit Sublimit is part of, and not in addition to, the U.S. Revolving Credit Facility. If a Chinese Facility contemplated by clause (ii) of the definition thereof is entered into, the Dollar Letter of Credit Sublimit shall be increased by the amount of such Chinese Facility solely to the extent that a Letter of Credit hereunder is issued in connection with such Chinese Facility.

         "Dollar Swing Line" means the Dollar revolving credit facility made available by the Swing Line Lender pursuant to Section 2.06.

         "Dollar Swing Line Borrowing" means a borrowing of a Dollar Swing Line Loans pursuant to Section 2.06.

         "Dollar Swing Line Loan" has the meaning specified in Section 2.06(a).

         "Dollar Swing Line Sublimit" means at any time an amount equal to the lesser of (a) U.S.$15,000,000 and (b) the U.S. Revolving Credit Facility at such time. The Dollar Swing Line Sublimit is part of, and not in addition to, the U.S. Revolving Credit Facility Commitments.

         "Dollar Term Borrowing" means a borrowing consisting of simultaneous Dollar Term Loans of the same Type and, in the case of Eurocurrency Rate Loans, having the same Interest Period made by each of the Dollar Term Lenders pursuant to Section 2.01(b).

         "Dollar Term Commitment" means, as to each Dollar Term Lender, its obligation to make Dollar Term Loans to the U.S. Borrower pursuant to Section 2.01(b) in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Lender's name on Schedule 2.01 under the caption "Dollar Term Commitment" or opposite such caption in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement.

         "Dollar Term Facility" means, at any time, (a) on or prior to the Closing Date, the aggregate amount of the Dollar Term Commitments at such time and (b) thereafter, the aggregate principal amount of the Dollar Term Loans of all Dollar Term Lenders outstanding at such time.

         "Dollar Term Lender" means (a) at any time on or prior to the Closing Date, any Lender that has a Dollar Term Commitment at such time and (b) at any time after the Closing Date, any Lender that holds Dollar Term Loans at such time.

         "Dollar Term Loan" means an advance made by any Dollar Term Lender under the Dollar Term Facility.

         "Dollar Term Note" means a promissory note made by the U.S. Borrower in favor of a Dollar Term Lender evidencing Dollar Term Loans made by such Dollar Term Lender, in substantially the form of Exhibit C-1.

         "Domestic Subsidiary" means any Subsidiary that is organized under the laws of any political subdivision of the United States.

         "Dormant Subsidiaries" means each of the Closing Date Dormant Subsidiaries, and any other Subsidiary so designated by the U.S. Borrower in a certificate to the Administrative Agent as to the matters below, so long as, in the case of each such Closing Date Dormant Subsidiary and each Subsidiary so designated, (a) all such Persons do not have consolidated assets with a fair market value in the aggregate in excess of 2.5% of the Total Assets and (b) any such Person transacts no business other than business required to maintain such Person's existence; provided that no Subsidiary may be a Dormant Subsidiary if the U.S. Borrower or any of its other Subsidiaries provides any credit support thereto or is liable in any respect for the liabilities thereof greater in the aggregate than such person's fair market value.

         "Eligible Assignee" means (a) a Lender; (b) an Affiliate of a Lender;
(c) an Approved Fund; and (d) any other Person (other than a natural person) approved by (i) the Administrative Agent, (ii) in the case of any assignment of a Revolving Commitment, the L/C Issuer and the Swing Line Lender, and (iii) unless an Event of Default under Sections 8.01(f) or (g) has occurred and is continuing, the U.S. Borrower (each such approval not to be unreasonably withheld or delayed); provided that notwithstanding the foregoing, "Eligible Assignee" shall not include the Borrowers or any of their Affiliates or Subsidiaries.

         "Environmental Action" means any suit, notice of non-compliance or violation, notice of liability, investigation, proceeding or consent order relating in any way to any Environmental Law, Environmental Permit or Hazardous Material.

         "Environmental Laws" means any and all Federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any materials into the environment, including those related to hazardous substances or wastes, air emissions and discharges to waste or public systems.

         "Environmental Liability" means any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of the Borrowers, any other Loan Party or any of their respective Subsidiaries directly or indirectly resulting from or based upon (a) violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the release or threatened release of any Hazardous Materials into the environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

         "Environmental Permit" means any permit, approval, identification number, license or other authorization required under any Environmental Law.

         "Equity Interests" means, with respect to any Person, all of the shares of capital stock of (or other ownership or profit interests in) such Person, all of the warrants, options or other rights for the purchase or acquisition from such Person of shares of capital stock of (or other ownership or profit interests in) such Person, all of the securities convertible into or exchangeable for shares of capital stock of (or other ownership or profit interests in) such Person or warrants, rights or options for the purchase or acquisition from such Person of such shares (or such other interests), and all of the other ownership or profit interests in such Person (including partnership, member or trust interests therein), whether voting or nonvoting, and whether or not such shares, warrants, options, rights or other interests are outstanding on any date of determination.

         "Equivalent" in Dollars of any Foreign Currency on any date means the equivalent in Dollars of such Foreign Currency determined by using the prevailing foreign exchange spot rate of the Administrative Agent and the "Equivalent" in any Foreign Currency of Dollars on any date means the equivalent in such Foreign Currency of Dollars determined by using the prevailing foreign exchange spot rate of the Administrative Agent for such date.

         "ERISA" means the Employee Retirement Income Security Act of 1974.

         "ERISA Affiliate" means any trade or business (whether or not incorporated) under common control with the U.S. Borrower within the meaning of
Section 414(b) or (c) of the Code (and Sections 414(m) and (o) of the Code for purposes of provisions relating to Section 412 of the Code).

         "ERISA Event" means (a) a Reportable Event with respect to a Pension Plan; (b) a withdrawal by the U.S. Borrower or any ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer (as defined in Section 4001(a)(2) of ERISA) or a cessation of operations that is treated as such a withdrawal under Section 4062(e) of ERISA; (c) a complete or partial withdrawal by the U.S. Borrower or any ERISA Affiliate from a Multiemployer Plan, or notification that a Multiemployer Plan is in reorganization or has been terminated, within the meaning of Title IV of ERISA; (d) the filing of a notice of intent to terminate, the treatment of a Pension Plan amendment as a termination under Sections 4041 or 4041A of ERISA, or the commencement of proceedings by the PBGC to terminate a Pension Plan or Multiemployer Plan; (e) an event or condition which constitutes grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan or Multiemployer Plan; (f) the application for a minimum funding waiver with respect to a Pension Plan; (g) the imposition of any liability under Title IV of ERISA, other than for PBGC premiums due but not delinquent under Section 4007 of ERISA, upon the U.S. Borrower or any ERISA Affiliate; or (h) any other event similar to those described under (a) - (g) with respect to any Foreign Plan.

         "Euro" and "(euro)" means the single currency of the participating members of the European Union.

         "Euro Borrower" has the meaning specified in the introductory paragraph hereto.

         "Euro Honor Date" has the meaning specified in Section 2.04(c)(i).

         "Euro L/C Advance" means, with respect to each Euro Revolving Credit Lender, such Lender's funding of its participation in any Euro L/C Borrowing in accordance with its Applicable Percentage.

         "Euro L/C Borrowing" means an extension of credit resulting from a drawing under any Euro Letter of Credit which has not (a) been reimbursed within one Business Day following the date when made or (b) refinanced as a Euro Revolving Credit Borrowing.

         "Euro L/C Obligations" means, as at any date of determination, the aggregate amount available to be drawn under all outstanding Euro Letters of Credit plus the aggregate of all Unreimbursed Euro Amounts, including all Euro L/C Borrowings. For purposes of computing the amount available to be drawn under any Euro Letter of Credit, the amount of such Euro Letter of Credit shall be determined in accordance with Section 1.06. For all purposes of this Agreement, if on any date of determination a Euro Letter of Credit has expired by its terms but any amount may still be drawn thereunder by reason of the operation of Rule 3.14 of the ISP, such Euro Letter of Credit shall be deemed to be "outstanding" in the amount so remaining available to be drawn.

         "Euro Letter of Credit" means any letter of credit issued hereunder that is denominated in Euros. A Euro Letter of Credit may be a commercial letter of credit or a standby letter of credit.

         "Euro Letter of Credit Expiration Date" means the day that is seven days prior (or such later date determined in the sole discretion of the L/C Issuer) to the Maturity Date then in effect for the Euro Revolving Credit Facility (or, if such day is not a Business Day, the next preceding Business
Day).

         "Euro Letter of Credit Fee" has the meaning specified in Section
2.04(i).

         "Euro Letter of Credit Sublimit" means an amount equal to the Euro Revolving Credit Facility. The Euro Letter of Credit Sublimit is part of, and not in addition to, the Euro Revolving Credit Facility.

         "Euro Reduction Amount" has the meaning set forth in Section
2.07(b)(ix).

         "Euro Revolving Credit Borrowing" means a borrowing consisting of simultaneous Euro Revolving Credit Loans to the Euro Borrower having the same Interest Period made by each of the Euro Revolving Credit Lenders pursuant to
Section 2.01(e).

         "Euro Revolving Credit Commitment" means, as to each Euro Revolving Credit Lender, its obligation to (a) make Euro Revolving Credit Loans to the Euro Borrower pursuant to Section 2.01(e), (b) purchase participations in Euro L/C Obligations and (c) purchase participations in Euro Swing Line Loans, in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Lender's name on Schedule 2.01 under the caption "Euro Revolving Credit Commitment" or opposite such caption in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement.

         "Euro Revolving Credit Facility" means, at any time, the aggregate amount of the Euro Revolving Credit Lenders' Euro Revolving Credit Commitments at such time.

         "Euro Revolving Credit Lender" means, at any time, any Lender that has a Euro Revolving Credit Commitment at such time.

         "Euro Revolving Credit Loan" has the meaning specified in Section 2.01(e).

         "Euro Revolving Credit Note" means a promissory note made by the Euro Borrower in favor of a Euro Revolving Credit Lender evidencing Euro Revolving Credit Loans or Euro Swing Line Loans, as the case may be, made by such Euro Revolving Credit Lender, in substantially the form of Exhibit C-3.

         "Euro Swing Line" means the Euro revolving credit facility made available by the Swing Line Lender pursuant to Section 2.06.

         "Euro Swing Line Borrowing" means a borrowing of a Euro Swing Line Loans pursuant to Section 2.06.

         "Euro Swing Line Loan" has the meaning specified in Section 2.06(b).

         "Euro Swing Line Sublimit" means at any time an amount equal to the lesser of (a) (euro)5,000,000 and (b) the Euro Revolving Credit Facility at such time. The Euro Swing Line Sublimit is part of, and not in addition to, the Euro Revolving Credit Facility Commitments.

         "Euro Term Borrowing" means a borrowing consisting of simultaneous Euro Term Loans having the same Interest Period made by each of the Euro Term Lenders pursuant to Section 2.01(c).

         "Euro Term Commitment" means, as to each Euro Term Lender, its obligation to make Euro Term Loans to the U.S. Borrower pursuant to Section 2.01(c) in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Lender's name on Schedule 2.01 under the caption "Euro Term Commitment" or opposite such caption in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement.

         "Euro Term Facility" means, at any time, (a) on or prior to the Closing Date, the aggregate amount of the Euro Term Commitments at such time and (b) thereafter, the aggregate principal amount of the Euro Term Loans of all Euro Term Lenders outstanding at such time.

         "Euro Term Lender" means (a) at any time on or prior to the Closing Date, any Lender that has a Euro Term Commitment at such time and (b) at any time after the Closing Date, any Lender that holds Euro Term Loans at such time.

         "Euro Term Loan" means an advance made by any Euro Term Lender under the Euro Term Facility.

         "Euro Term Note" means a promissory note made by the U.S. Borrower in favor of a Euro Term Lender evidencing Euro Term Loans made by such Euro Term Lender, in substantially the form of Exhibit C-1.

         "Eurocurrency Rate" means, for any Interest Period, with respect to a Eurocurrency Rate Loan, the rate per annum (rounded upward, if necessary, to the next 1/100th of 1%) determined by the Administrative Agent as follows:

                                                 Eurocurrency Base Rate
                Eurocurrency Rate =      --------------------------------------
                                         1.00 - Eurocurrency Reserve Percentage

                             Where,

         "Eurocurrency Base Rate" means, for such Interest Period, the rate per annum equal to the British Bankers Association LIBOR Rate ("BBA LIBOR"), as published by Reuters (or other commercially available source providing quotations of BBA LIBOR as designated by the Administrative Agent from time to time) at approximately 11.00 a.m., London time, two Business Days prior to the commencement of such Interest Period, for deposits in Dollars or the applicable Foreign Currency other than Pounds Sterling and at approximately 11:00a.m. London time on the first day of such Interest Period for deposits in Pound Sterling (in each case, for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period. If such rate is not available at such time for any reason, then the "Eurocurrency Base Rate" for such Interest Period shall be the rate per annum determined by the Administrative Agent to be the rate at which deposits in Dollars or the applicable Foreign Currency for delivery on the first day of such Interest Period in same day funds in the approximate amount of the Eurocurrency Rate Loan being made, continued or converted by Bank of America and with a term equivalent to such Interest Period would be offered by Bank of America's London Branch to major banks in the London interbank eurocurrency market at their request at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period.

         "Eurocurrency Rate Loan" means a Loan that bears interest at a rate based on the Eurocurrency Rate.

         "Eurocurrency Reserve Percentage" means for any day during any Interest Period the reserve percentage (expressed as a decimal, carried out to five decimal places) in effect on such day, whether or not applicable to any Lender, under regulations issued from time to time by the FRB for determining the maximum reserve requirement (including any emergency, supplemental or other marginal reserve requirement) with respect to Eurocurrency funding (currently referred to as "Eurocurrency liabilities"). The Eurocurrency Rate for each outstanding Eurocurrency Rate Loan shall be adjusted automatically as of the effective date of any change in the Eurocurrency Reserve Percentage.

         "Eurodollar Rate Loan" means any Eurocurrency Loan denominated in Dollars.

         "Event of Default" has the meaning specified in Section 8.01.

         "Excess Cash Flow" means, for any period, the remainder of

              (a)    the sum of (i) Consolidated EBITDA for such period

         plus
         ----

              (ii) the aggregate amount of all extraordinary cash gains received by the U.S. Borrower and its Subsidiaries during such period less
         ----

              (b)    the sum, without duplication, of

              (i) repayments of principal of Term Loans pursuant to Section 2.08, scheduled principal payments arising with respect to any other long-term Indebtedness of the U.S. Borrower and its Subsidiaries, and the portion of any scheduled payments with respect to Capital Leases allocable to principal, in each case made during such period, plus
         ----

              (ii)   voluntary prepayments of the Term Loans pursuant to
     Section 2.07(a), voluntary principal prepayments arising with respect to any other Indebtedness of the U.S. Borrower and its Subsidiaries and permanently reducing such Indebtedness, and the portion of any voluntary prepayments with respect to Capital Leases allocable to principal, in each case to the extent permitted hereunder and made during such period, plus
         ----

              (iii)  mandatory prepayments of the Term Loans pursuant to
         Section 2.07(b)(ii), (iii) and (iv) made during such period to the extent that the applicable Net Cash Proceeds applied to such mandatory prepayments were taken into account in calculating Consolidated EBITDA for such period, plus
         ----

              (iv) cash payments made in such period with respect to Capital Expenditures,

         plus
         ----

              (v) all federal, state, local and foreign Taxes paid by the U.S. Borrower and its Subsidiaries during such period,

         plus
         ----

              (vi) the cash component of Consolidated Interest Charges of the U.S. Borrower and its Subsidiaries during such period,

         plus
         ----

              (vii) cash Restricted Payments permitted under Section 7.06 and paid by the U.S. Borrower and its Subsidiaries during such period,

         plus
         ----

              (viii) non-recurring cash charges (including, without limitation, cash Restructuring Charges),

         plus
         ----

              (ix) proceeds received by or on behalf of the U.S. Borrower and its Subsidiaries from insurance claims with respect to casualty events, business interruption or product recalls which reimburse prior business expenses, to the extent such proceeds were taken into account when calculating Consolidated EBITDA for such period, plus
         ----

              (x) cash expenses or charges incurred in connection with or in contemplation of any Investment permitted under Section 7.03, issuance of Equity Interests permitted hereunder and issuance or incurrence of Indebtedness permitted by Section 7.02 (whether or not consummated), plus
         ----

              (xi) to the extent not deducted in calculating Consolidated EBITDA, fees and expenses (including any applicable premium) in connection with the Refinancing or exchanges, redemptions or refinancings permitted by this Agreement, in each case to the extent incurred during such period, plus
         ----

              (xii) cash expenses incurred in connection with deferred compensation arrangements in connection with the Nu-Gro Transaction and the UPG Acquisition,

         plus
         ----

              (xiii) cash from operations used to consummate a Permitted Acquisition,

         plus
         ----

              (xiv) Net Cash Proceeds of permitted equity issuances, to the extent such proceeds were taken into account when calculating Consolidated EBITDA for such period,

         plus
         ----

              (xv) Net Cash Proceeds received during such period pending reinvestment in accordance with the provisions of Section 2.07(b), to the extent such proceeds were taken into account when calculating Consolidated EBITDA for such period plus
         ----

              (xvi) cash payments made in satisfaction of non-current liabilities,

         plus
         ----

              (xvii) the aggregate amount of all extraordinary cash charges made by the Borrower and its Subsidiaries during such period plus/minus changes in working capital.

         "Excluded Taxes" means, with respect to the Administrative Agent, any Lender, the L/C Issuer or any other recipient of any payment to be made by or on account of any obligation of the Borrowers hereunder, (a) Taxes imposed on or measured by its overall net income (however denominated), and franchise Taxes imposed on it (in lieu of net income Taxes), by the jurisdiction (or any political subdivision thereof) under the laws of which such recipient is organized or in which its principal office is located or in which it otherwise does business or, in the case of any Lender, in which its applicable Lending Office is located or in which it otherwise does business, (b) any branch profits taxes imposed by the United States or any similar Tax imposed by any other jurisdiction in which the Borrowers are located, (c) in the case of a Foreign Lender (other than an assignee pursuant to a request by a Borrower under Section 10.14), any (i) United States withholding tax with respect to the U.S. Borrower, (ii) German withholding tax with respect to the Euro Borrower and (iii) United Kingdom withholding tax with respect to the UK Borrower, in each case that is imposed on amounts payable to such Foreign Lender at the time such Foreign Lender becomes a party hereto (or designates a new Lending Office) or is attributable to such Foreign Lender's failure or inability (other than as a result of a Change in Law) to comply with Section 3.01(f), except to the extent that such Foreign Lender (or its assignor, if any) was entitled, at the time of designation of a new Lending Office (or assignment), to receive additional amounts from the applicable Borrower with respect to such Tax pursuant to Section 3.01(a) and (d) in the case of a Lender that is neither a Foreign Lender nor a Lender in respect of a Loan made to a Borrower incorporated in the United Kingdom (to which the provisions of Section 3.01(h) apply), in each case other than an assignee pursuant to a request by a Borrower under Section 10.14, any Tax that is imposed on amounts payable to such Lender at the time such Lender becomes a party hereto (or designates a new Lending Office) or is attributable to such Lender's failure or inability (other than as a result of a Change in Law) to comply with Section 3.01(f), except to the extent that such Lender (or its assignor, if any) was entitled at the time of designation of a new Lending Office (or assignment), to receive additional amounts from the applicable Borrower with respect to such Tax pursuant to Section 3.01(a).

         "Existing Letters of Credit" means the letters of credit outstanding under the Existing Rayovac Credit Agreement and the Existing UIC Credit Agreement, as set forth on Schedule V.

         "Existing Rayovac Credit Agreement" means has the meaning specified in the preliminary statements hereto.

         "Existing UIC Credit Agreement" means that certain Amended and Restated Credit Agreement dated as of July 30, 2004 among UIC as borrower, Bank of America, N.A. as administrative agent, and the lenders party thereto.

         "Facility" means the Canadian Term Facility, the Dollar Term Facility, the Euro Term Facility, the U.S. Revolving Credit Facility, the Euro Revolving Credit Facility, the UK Revolving Credit Facility, the Dollar Swing Line Sublimit, the Euro Swing Line Sublimit, the UK Swing Line Sublimit, the Dollar Letter of Credit Sublimit, the Euro Letter of Credit Sublimit or the UK Letter of Credit Sublimit, as the context may require.

         "Federal Funds Rate" means, for any day, the rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate (rounded upward, if necessary, to a whole multiple of 1/100 of 1%) charged to Bank of America on such day on such transactions as determined by the Administrative Agent.

         "Fee Letter" means the letter agreement, dated January 3, 2005 among the U.S. Borrower, the Administrative Agent and the Joint Book Managers.

         "Fitch" means Fitch Ratings and any successor thereto.

         "Foreign Collateral Documents" means the Canadian Share Pledge, the Netherlands Share Pledge, the Caymans Share Charges, the German Account Pledge Agreement, the German Share Pledges, the German Global Assignment Agreement, the German Security Transfer Agreement and any other Collateral Document governed by laws other than laws of the U.S. or a subdivision thereof.

         "Foreign Currency" means Euro, Canadian Dollars or Pounds Sterling.

         "Foreign Government Scheme or Arrangement" has the meaning specified in Section 5.12(d).

         "Foreign Lender" means any Lender that is organized under the laws of a jurisdiction other than the United States, each State thereof and the District of Columbia.

         "Foreign Plan" has the meaning specified in Section 5.12(c).

         "FRB" means the Board of Governors of the Federal Reserve System of the United States.

         "Fund" means any Person (other than a natural person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its business.

         "GAAP" means generally accepted accounting principles in the United States set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or such other principles as may be approved by a significant segment of the accounting profession in the United States, which are applicable to the circumstances as of the date of determination.

         "German Account Pledge Agreement" means the account pledge agreement to be entered into with respect to the accounts of the Euro Borrower.

         "German Collateral Agreement" means any Foreign Collateral Document governed by the Laws of the Federal Republic of Germany.

         "German Finance Co." means ROV German Finance GmbH.

         "German Global Assignment" means the Global Assignment Agreement dated as of October 1, 2002 (as amended by the Global Amendment Agreement dated as of the Closing Date) between the Euro Borrower, as assignor, and the Administrative Agent, as assignee.

         "German Loan Party" has the meaning specified in Section 7.20.

         "German Security Interest" has the meaning specified in Section
9.02(a).

         "German Security Transfer Agreement" means the Security Transfer Agreement dated as of October 1, 2002 (as amended by the Global Amendment Agreement dated as of the Closing Date) between the Euro Borrower, as transferor, and the Administrative Agent, as transferee.

         "German Share Pledges" means, collectively, (a) one or more share pledges to be entered into with respect to the Equity Interests of (i) ROV German General Partner GmbH, (ii) ROV German Limited GmbH, and (iii) the Euro Borrower and (b) the Rayovac Europe GmbH Share Pledge."

         "Governmental Authority" means the government of the United States or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank).

         "Granting Lender" has the meaning specified in Section 10.06(h).

         "Guarantee" means, as to any Person, any (a) any obligation, contingent or otherwise, of such Person guaranteeing or having the economic effect of guaranteeing any Indebtedness payable or performable by another Person (the "primary obligor") in any manner, whether directly or indirectly, and including any obligation of such Person, direct or indirect, (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation, (ii) to purchase or lease property, securities or services for the purpose of assuring the obligee in respect of such Indebtedness or other obligation of the payment or performance of such Indebtedness or other obligation, (iii) to maintain working capital, equity capital or any other financial statement condition or liquidity or level of income or cash flow of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation, or (iv) entered into for the purpose of assuring in any other manner the obligee in respect of such Indebtedness or other obligation of the payment or performance thereof or to protect such obligee against loss in respect thereof (in whole or in part), or
(b) any Lien on any assets of such Person securing any Indebtedness or other obligation of any other Person, whether or not such Indebtedness or other obligation is assumed by such Person (or any right, contingent or otherwise, of any holder of such Indebtedness to obtain any such Lien). The amount of any Guarantee shall be deemed to be an amount equal to the stated or determinable amount of the related primary obligation, or portion thereof, in respect of which such Guarantee is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by the guaranteeing Person in good faith. The term "Guarantee" as a verb has a corresponding meaning.

         "Guarantors" means, collectively, the ROV Guarantors, the KGaA Guarantors, the UK Guarantors and each other Subsidiary of the U.S. Borrower that shall be required to execute and deliver a guaranty or guaranty supplement pursuant to Section 6.12.

         "Hazardous Materials" means all radioactive substances, radioactive wastes, hazardous or toxic substances, hazardous or toxic wastes, or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos-containing materials, polychlorinated biphenyls, radon gas, hazardous materials and all other substances or wastes of any nature regulated as hazardous, toxic or pollutants pursuant to any Environmental Law.

         "Hedge Bank" means any Person that is a Lender or an Affiliate of a Lender, in its capacity as a party to a Secured Hedge Agreement.

         "Increase Date" has the meaning specified in Section 2.16(a).

         "Increasing Lender" has the meaning specified in Section 2.16(b).

         "Incremental Commitments" has the meaning specified in Section
2.16(a).

         "Incremental Facility" has the meaning specified in Section 2.16(a).

         "Incremental Revolving Credit Facility" has the meaning specified in
Section 2.16(a).

         "Incremental Term Facility" has the meaning specified in Section
2.16(a).

         "Indebtedness" means, as to any Person at a particular time, without duplication, all of the following, each to the extent treated as indebtedness or liabilities in accordance with GAAP:

         (a) all indebtedness of such Person for borrowed money and all obligations of such Person evidenced by bonds, debentures, notes, loan agreements or other similar instruments;

         (b) the maximum amount of all direct or contingent obligations of such Person arising under letters of credit (including standby and commercial), bankers' acceptances, bank guaranties, surety bonds and similar instruments;

         (c) all obligations of such Person to pay the deferred purchase price of property or services (other than trade accounts and accrued expenses payable in the ordinary course of business);

         (d) indebtedness (excluding prepaid interest thereon) secured by a Lien on property owned or being purchased by such Person (including indebtedness arising under conditional sales or other title retention agreements) in an amount up to the lesser of the amount of indebtedness so secured and the fair market value of the property securing such indebtedness, whether or not such indebtedness shall have been assumed by such Person or is limited in recourse;

         (e)  all Attributable Indebtedness;

         (f) all obligations of such Person to purchase, redeem, retire, defease or otherwise make any cash payment in respect of any Equity Interest in such Person or any other Person or any warrant, right or option to acquire such Equity Interest, valued, in the case of a redeemable preferred interest, at the greater of its voluntary or involuntary liquidation preference plus accrued and unpaid dividends; and

         (g)  all Guarantees of such Person in respect of any of the foregoing.

         For all purposes hereof, the Indebtedness of any Person shall include the Indebtedness of any partnership or joint venture (other than a joint venture that is itself a corporation or limited liability company) in which such Person is a general partner or a joint venturer, unless such Indebtedness is expressly made non-recourse to such Person.

         "Indemnified Taxes" means Taxes arising from any payment hereunder or under any other Loan Document other than Excluded Taxes.

         "Indemnitees" has the meaning specified in Section 10.04(b).

         "Information" has the meaning specified in Section 10.07.

         "Information Memorandum" means the Information Memorandum dated January 2005 used by the Arrangers in connection with the syndication of the Commitments.

         "Intellectual Property Security Agreement" has the meaning specified in Section 4.01(a)(iv).

         "Interest Payment Date" means, (a) as to any Loan other than a Base Rate Loan, the last day of each Interest Period applicable to such Loan and the Maturity Date of the Facility under which such Loan was made; provided, however, that if any Interest Period for a Eurocurrency Rate Loan exceeds three months, the respective dates that fall every three months after the beginning of such Interest Period shall also be Interest Payment Dates; and (b) as to any Base Rate Loan (including a Dollar Swing Line Loan), the last Business Day of each March, June, September and December and the Maturity Date of the Facility under which such Loan was made.

         "Interest Period" means, as to each Eurocurrency Rate Loan, the period commencing on the date such Eurocurrency Rate Loan is disbursed or converted to or continued as a Eurocurrency Rate Loan and ending on the date one, two, three or six months thereafter, as selected by the applicable Borrower in its Committed Loan Notice or, to the extent available to all applicable Lenders, nine or twelve months thereafter or, in respect of the initial Credit Extension and solely to the extent provided in Section 2.02(f), 64 days or 98 days thereafter; provided that:

         (a) any Interest Period that would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day unless (i) such Business Day falls in another calendar month or (ii) such Business Day falls more than 365 days after the commencement of such Interest Period (or if such Interest Period includes February 29, 366 days), in which case such Interest Period shall end on the next preceding Business Day;

         (b) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; and

         (c) no Interest Period shall extend beyond the Maturity Date of the Facility under which such Loan was made.

         "Internal Control Event" means a material fraud that involves management employees who have a significant role in the U.S. Borrower's internal controls over financial reporting, in each case as described in the Securities Laws.

         "Investment" means, as to any Person, any direct or indirect acquisition or investment by such Person, whether by means of (a) the purchase or other acquisition of Equity Interests of another Person, (b) a loan, advance or capital contribution to, Guarantee or assumption of debt of, or purchase or other acquisition of any other debt interest in, another

Person, or (c) the purchase or other acquisition (in one transaction or a series of transactions) of assets of another Person that constitute a business unit or all or a substantial part of the business of, such Person. For purposes of covenant compliance, the amount of any Investment shall be the amount actually invested, without adjustment for subsequent increases or decreases in the value of such Investment.

         "IP Rights" has the meaning specified in Section 5.16.

         "IP Security Agreement Supplement" has the meaning specified in
Section 12(f) of the Security Agreement.

         "IRB Debt" means Indebtedness of the U.S. Borrower arising as a result of the issuance of tax-exempt industrial revenue bonds or similar tax-exempt public financing.

         "IRS" means the United States Internal Revenue Service.

         "ISP" means, with respect to any Letter of Credit, the "International Standby Practices 1998" published by the Institute of International Banking Law & Practice (or such later version thereof as may be in effect at the time of issuance).

         "Issuer Documents" means with respect to any Letter of Credit, the Letter of Credit Application, and any other document, agreement and instrument entered into by the L/C Issuer and any Borrower (or any Subsidiary) or in favor of the L/C Issuer and relating to any such Letter of Credit.

         "KGaA Guarantors" means, collectively, the U.S. Borrower, the Subsidiaries of the U.S. Borrower listed on Schedule I and each other Subsidiary of the U.S. Borrower that shall be required to execute and deliver a guaranty or guaranty supplement pursuant to Section 6.12(a)(i)(B).

         "KGaA Guaranty" means, collectively, the KGaA Guaranty made by the KGaA Guarantors in favor of the Administrative Agent, the L/C Issuers and the Lenders, substantially in the form of Exhibit F-2, together with each other guaranty and guaranty supplement delivered pursuant to Section 6.12(a)(i)(B).

         "Laws" means, collectively, all international, foreign, Federal, state and local statutes, treaties, rules, regulations, ordinances and codes, and all applicable administrative orders and agreements with, any Governmental Authority, in each case having the force of law.

         "L/C Advance" means, as the context may require, any or all of the Dollar L/C Advances, Euro L/C Advances and UK L/C Advances.

         "L/C Borrowing" means as the context may require, any or all of the Dollar L/C Borrowings, Euro L/C Borrowings or UK L/C Borrowings.

         "L/C Credit Extension" means, with respect to any Letter of Credit, the issuance thereof or extension of the expiry date thereof, or the increase of the amount thereof.

         "L/C Issuer" means Bank of America in its capacity as issuer of Letters of Credit hereunder, or any successor issuer of Letters of Credit hereunder.

         "L/C Obligations" means, any or all of, as the context may require, the Dollar L/C Obligations, Euro L/C Obligations or UK L/C Obligations.

         "Lender" has the meaning specified in the introductory paragraph hereto and, as the context requires, includes the Swing Line Lender.

         "Lending Office" means, as to any Lender, the office or offices of such Lender described as such in such Lender's Administrative Questionnaire, or such other office or offices as a Lender may from time to time notify the Borrowers under the Facilities as to which such Lender has a Commitment and the Administrative Agent.

         "Letter of Credit" means, as the context requires, one or all of Dollar Letters of Credit, Euro Letters of Credit and UK Letters of Credit.

         "Letter of Credit Application" means an application and agreement for the issuance or amendment of a Letter of Credit in the form from time to time in use by the L/C Issuer.

         "Letter of Credit Expiration Date" means, as the context requires, the Dollar Letter of Credit Expiration Date, the Euro Letter of Credit Expiration Date, or the UK Letter of Credit Expiration Date.

         "Letter of Credit Fee" means any or all of (as the context requires) a Dollar Letter of Credit Fee, Euro Letter of Credit Fee or UK Letter of Credit Fee.

         "Letter of Credit Sublimit" means, as the context may require, the Dollar Letter of Credit Sublimit, the Euro Letter of Credit Sublimit or the UK Letter of Credit Sublimit.

         "Lien" means any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge, or preference, priority or other security interest or preferential arrangement in the nature of a security interest of any kind (including any conditional sale or other title retention agreement, any easement, right of way or other encumbrance on title to real property, and any financing lease having substantially the same economic effect as any of the foregoing but not including the interest of a lessor under an operating lease).

         "Loan" means an extension of credit by a Lender to a Borrower under
Article II in the form of a Term Loan, a Revolving Credit Loan or a Swing Line Loan.

         "Loan Documents" means, collectively, (a) this Agreement, (b) the Notes, (c) the ROV Guaranty, (d) the KGaA Guaranty, (e) the UK Guaranty, (f) the Collateral Documents, (g) the Fee Letter, (h) each Issuer Document, (i) each Secured Hedge Agreement and (j) each agreement evidencing a Qualified Foreign Credit Facility or a Guarantee thereof; provided, that for purposes of Articles IV through VIII, "Loan Documents" shall not include Secured Hedge Agreements or agreements evidencing Qualified Foreign Credit Facilities or a Guarantee thereof.

         "Loan Parties" means, collectively, each Borrower and each Guarantor.

         "Managing Agent" means Merrill Lynch in its capacity as managing agent.

         "Material Adverse Effect" means (a) a material adverse change in, or a material adverse effect upon, the operations, business, assets or condition (financial or otherwise) of the U.S. Borrower and its Subsidiaries, taken as a whole; (b) a material impairment of the rights and remedies of the Administrative Agent or any Lender under any Loan Document, or of the ability of the Loan Parties, taken as a whole, to perform the obligations under the Loan Documents; or (c) as of the Closing Date, a reasonable expectation of the Arrangers that the Senior Credit Facilities, the Acquisition or the Merger, could be materially adversely affected.

         "Maturity Date" means (a) with respect to the U.S. Revolving Credit Facility, the earlier of (i) February 6, 2011 and (ii) the date of termination in whole of the U.S. Revolving Credit Commitments pursuant to Section 2.08 or 8.02, (b) with respect to the Euro Revolving Credit Facility, the earlier of
(i) February 6, 2011 and (ii) the date of termination in whole of the Euro Revolving Credit Commitments pursuant to Section 2.08 or 8.02, (c) with respect to the UK Revolving Credit Facility, the earlier of (i) February 6, 2011 and
(ii) the date of termination in whole of the UK Revolving Credit Commitments pursuant to Section 2.08 or 8.02 and (d) with respect to each of the Term Facilities, the earlier of (i) February 6, 2012 and (ii) the date of termination in whole of the Term Commitments pursuant to Section 2.08 or 8.02.

         "Maximum Rate" has the meaning specified in Section 10.10.

         "Merger" has the meaning specified in the Preliminary Statements to this Agreement.

         "Merger Agreement" has the meaning specified in the Preliminary Statements to this Agreement.

         "Merrill Lynch" means Merrill Lynch Capital Corporation and its successors.

         "MLPF&S" means Merrill Lynch, Pierce, Fenner & Smith and its successors.

         "Moody's" means Moody's Investors Service, Inc. and any successor thereto.

         "Mortgage" has the meaning specified in Section 6.18(a).

         "Mortgage Amendment" means an amendment, substantially in the form of Exhibit H-2, to a Mortgage previously executed by any Loan Party or Subsidiary.

         "Mortgage Policy" has the meaning specified in Section 6.18(a).

         "Mortgage Properties" shall mean the fee owned real properties and the leasehold interests listed on Schedule 6.18 hereto.

         "Multiemployer Plan" means any employee benefit plan of the type described in Section 4001(a)(3) of ERISA, to which the U.S. Borrower or any ERISA Affiliate makes or is obligated to make contributions.

         "Net Cash Proceeds" means:

                  (a) with respect to any Disposition by the U.S. Borrower or any of its Subsidiaries, the excess, if any, of (i) the sum of cash and Cash Equivalents received in connection with such transaction (including any cash or Cash Equivalents received by way of deferred payment pursuant to, or by monetization of, a note receivable or otherwise, but only as and when so received) over (ii) the sum of (A) the principal amount of any Indebtedness that is secured by the applicable asset or owed by a Subsidiary and that is required to be repaid in connection with such transaction (other than Indebtedness under the Loan Documents), together with any interest, premium or penalties required to be paid in connection therewith, (B) the direct costs and expenses (including sales commissions and legal, accounting and investment banking fees but excluding costs and expenses owed to any Affiliate of the U.S. Borrower (other than THLee)) incurred by the U.S. Borrower or such Subsidiary in connection with such transaction,
         (C) Taxes reasonably estimated to be actually payable within two years of the date of the relevant transaction as a result of any gain recognized in connection therewith and (D) any reserve for adjustment in respect of (x) sale price of such assets established in accordance with GAAP and (y) any liabilities associated with such asset or assets and retained by the Borrowers or any of their respective Subsidiaries after such sale or other disposition thereof, including, without limitation, pension and other post-employment benefit liabilities and liabilities related to environmental matters or against any indemnifications obligations associated with such transaction; and

                  (b) with respect to the incurrence or issuance of any Indebtedness by the U.S. Borrower or any of its Subsidiaries, the excess of (i) the sum of the cash and Cash Equivalents received in connection with such transaction over (ii) the sales and underwriting discounts, fees and commissions, and other direct costs and expenses (including legal, accounting and investment banker fees), incurred by the U.S. Borrower or such Subsidiary in connection therewith.

         "Netherlands Share Pledge" means the share pledge to be entered into in respect of the Equity Interests of Varta B.V., in form and substance satisfactory to the Administrative Agent.

         "Newco" has the meaning specified in the Preliminary Statements to this Agreement.

         "Non-Consenting Lender" has the meaning specified in Section 10.01.

         "Non-Dollar Letters of Credit" means the Existing Letters of Credit listed on Schedule V that are denominated in a currency other than Dollars.

         "NonExtension Notice Date" has the meaning specified in Section 2.03(b)(iii).

         "Note" means a Term Note or a Revolving Credit Note, as the context may require.

         "NPL" means the National Priorities List under CERCLA.

         "NuGro Transaction" means the acquisition by UIC of all the equity interests of The Nu-Gro Corporation, an Ontario corporation, as consummated on April 30, 2004, and each of the related transactions entered into on April 30, 2004, in each case, as permitted under and specified by that certain Credit Agreement dated as of April 30, 2004 among UIC, as borrower, certain banks, financial institutions and other institutional lenders party thereto and Bank of America, as administrative agent for the lenders thereunder.

         "Obligations" means all advances to, and debts, liabilities, obligations, covenants and duties of, any Loan Party arising under any Loan Document or otherwise with respect to any Loan or Letter of Credit, whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest and fees that accrue after the commencement by or against any Loan Party or any Affiliate thereof of any proceeding under any Debtor Relief Laws naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding.

         "OECD" means the Organization for Economic Cooperation and Development.

         "OECD Member" means a country that signed or ratified the Convention on the Organisation for Economic Cooperation and Development and is thus a member of OECD.

         "Organization Documents" means, (a) with respect to any corporation, the certificate or articles of incorporation and the bylaws (or equivalent or comparable constitutive documents with respect to any non-U.S. jurisdiction);
(b) with respect to any limited liability company, the certificate or articles of formation or organization and operating agreement; and (c) with respect to any partnership, joint venture, trust or other form of business entity, the partnership, joint venture or other applicable agreement of formation or organization and any agreement, instrument, filing or notice with respect thereto filed in connection with its formation or organization with the applicable Governmental Authority in the jurisdiction of its formation or organization and, if applicable, any certificate or articles of formation or organization of such entity.

         "Other Taxes" means all present or future stamp, documentary, excise, property, intangible, mortgage recording or similar taxes, charges or similar levies arising from any payment made hereunder or under any other Loan Document or from the execution, delivery or enforcement of, or otherwise with respect to, this Agreement or any other Loan Document.

         "Outstanding Amount" means, without duplication, (a) with respect to Term Loans, Revolving Credit Loans and Swing Line Loans on any date, the aggregate outstanding principal amount thereof (calculated in respect of Loans denominated in a Foreign Currency on the Equivalent thereof in Dollars at such time) after giving effect to any borrowings and prepayments or repayments of Term Loans, Revolving Credit Loans and Swing Line Loans, as the case may be, occurring on such date; and (b) with respect to any L/C Obligations on any date, the amount of such L/C Obligations on such date after giving effect to any L/C Credit Extension occurring on such date and any other changes in the aggregate amount of the L/C Obligations as of such date, including as a result of any reimbursements by a Borrower of Unreimbursed Amounts.

         "Overnight Rate" means with respect to any Euro Swing Line Loan, UK Swing Line Loan or any unpaid sum denominated in a currency other than Dollars, the rate of interest per annum determined by the Administrative Agent as the rate of interest at which deposits in the applicable currency, in the approximate amount of such Euro Swing Line Loan, such UK Swing Line Loan or such sum and having a term of one Business Day (or, in the case of a Euro Swing Line Loan or UK Swing Line Loan, such other period not exceeding ten Business Days as may be agreed by the Euro Borrower or the UK Borrower, as applicable, and the Swing Line Lender), would be offered to major banks in the London interbank market at their request at approximately 1:00 p.m. (London time) (or such other period of time as the Administrative Agent determines is customary for deposits in the applicable currency and for the applicable term) on the term for which such rate is being determined (or, in the case of a Euro Swing Line Loan or a UK Swing Line Loan, such other rate as may be agreed upon between the Euro Borrower of the UK Borrower, as applicable, and the Swing Line Lender).

         "Overnight Rate Loan" means a Loan having interest at the Overnight
Rate.

         "Participant" has the meaning specified in Section 10.06(d).

         "PBGC" means the Pension Benefit Guaranty Corporation.

         "Pension Plan" means any "employee pension benefit plan" (as such term is defined in Section 3(2) of ERISA), other than a Multiemployer Plan, that is subject to Title IV of ERISA and is sponsored or maintained by the U.S. Borrower or any ERISA Affiliate or to which the U.S. Borrower or any ERISA Affiliate contributes or has an obligation to contribute or to which the U.S. Borrower or any ERISA Affiliate could have liability under Section 4064 or 4069 of ERISA in the event such plan has been or were to be terminated.

         "Permitted Acquisition" means an Investment that is consummated in compliance with the requirements of Section 7.03(h).

         "Permitted Encumbrances" has the meaning specified in the Mortgages.

         "Permitted Lien" has the meaning specified in Section 7.01.

         "Person" means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

         "Plan" means any "employee benefit plan" (as such term is defined in Section 3(3) of ERISA) established by the U.S. Borrower or, with respect to any such plan that is subject to Section 412 of the Code or Title IV of ERISA, any ERISA Affiliate.

         "Platform" has the meaning specified in Section 6.02.

         "Pledged Debt" has the meaning specified in Section 1(d) of the Security Agreement.

         "Pledged Equity" has the meaning specified in Section 1(d) of the Security Agreement.

         "Pound Sterling" or "(pound)" means lawful money of the United
Kingdom.

         "Public Lender" has the meaning specified in Section 6.02.

         "Qualified Foreign Credit Facility" means a credit facility provided by a Lender or an Affiliate of a Lender to any foreign Subsidiary that (a) is guaranteed by the U.S. Borrower, (b) is permitted under Section 7.02(g) and (d) and (c) the U.S. Borrower has specified in a written notice to the Administrative Agent is entitled to the benefit of the ROV Guaranty, the KGaA Guaranty, the UK Guaranty and the Collateral Documents.

         "Qualified Foreign Lender" means any Person that is a Lender or an Affiliate of a Lender, in its capacity as a party to a Qualified Foreign Credit Facility.

         "Rayovac Europe GmbH Share Pledge" means the Share Pledge Agreement dated as of the Closing Date among ROV Holding, as pledgor, and the Administrative Agent and the lenders named therein, as pledgees, with respect to the Equity Interests of Rayovac Europe GmbH.

         "Refinancing" has the meaning specified in the Preliminary Statements to this Agreement.

         "Register" has the meaning specified in Section 10.06(c).

         "Registered Public Accounting Firm" has the meaning specified by the Securities Laws and shall be independent of the U.S. Borrower as described by the Securities Laws.

         "Related Documents" means the Merger Agreement, the Shareholders Agreement and the Standstill Agreement.

         "Related Parties" means, with respect to any Person, such Person's Affiliates and the partners, directors, officers, employees, agents and advisors of such Person and of such Person's Affiliates.

         "Relevant Local Time" means, with respect to any notice being given or any payment being made, the local time in the zone in which such notice or payment is received.

         "Relevant Undertakings" has the meaning specified in Section 7.20.

         "Renminbi," "Yuan" and "Y" mean lawful money of China.

         "Reportable Event" means any of the events set forth in Section 4043(c) of ERISA, other than events for which the 30 day notice period has been waived.

         "Request for Credit Extension" means (a) with respect to a Borrowing, conversion or continuation of Term Loans or Revolving Credit Loans, a Committed Loan Notice, (b) with respect to an L/C Credit Extension, a Letter of Credit Application and, (c) with respect to a Swing Line Loan, a Swing Line Loan Notice.

         "Required Canadian Term Lenders" means, as of any date of determination, Canadian Term Lenders holding more than 50% of the aggregate principal amount of the Canadian Term Loans outstanding on such date; provided that the Canadian Term Loans held by any Defaulting Lender shall be excluded for purposes of making a determination of Required Canadian Term Lenders.

         "Required Dollar Letter of Credit Lenders" means, as of any date of determination, U.S. Revolving Credit Lenders holding more than 50% of the sum of the (a) Total U.S. Revolving Credit Outstandings (with the aggregate amount, without duplication, of each U.S. Revolving Credit Lender's risk participation and funded participation in Dollar L/C Obligations and Dollar Swing Line Loans being deemed "held" by such U.S. Revolving Credit Lender for purposes of this definition) and (b) aggregate unused U.S. Revolving Credit Commitments; provided that the unused U.S. Revolving Credit Commitment of, and the portion of the Total U.S. Revolving Credit Outstandings held or deemed held by, any Defaulting Lender shall be excluded for purposes of making a determination of Required U.S. Letter of Credit Lenders.

         "Required Dollar Term Lenders" means, as of any date of determination, Dollar Term Lenders holding more than 50% of the aggregate principal amount of the Dollar Term Loans outstanding on such date; provided that the Dollar Term Loans held by any Defaulting Lender shall be excluded for purposes of making a determination of Required Dollar Term Lenders.

         "Required Euro Letter of Credit Lenders" means, as of any date of determination, Euro Revolving Credit Lenders holding more than 50% of the sum of the (a) Total Euro Revolving Credit Outstandings (with the aggregate amount, without duplication, of each Euro Revolving Credit Lender's risk participation and funded participation in Euro L/C Obligations and Euro Swing Line Loans being deemed "held" by such Euro. Revolving Credit Lender for purposes of this definition) and (b) aggregate unused Euro Revolving Credit Commitments; provided that the unused Euro Revolving Credit Commitment of, and the portion of the Total Euro Revolving Credit Outstandings held or deemed held by, any Defaulting Lender shall be excluded for purposes of making a determination of Required Euro Letter of Credit Lenders.

         "Required Euro Term Lenders" means, as of any date of determination, at Euro Term Lenders holding more than 50% of the aggregate principal amount of the Euro Term Loans outstanding on such date; provided that the Euro Term Loans held by any Defaulting Lender shall be excluded for purposes of making a determination of Required Euro Term Lenders.

         "Required Lenders" means, as of any date of determination, Lenders holding more than 50% of the sum of the (a) Total Outstandings (with the aggregate amount, without duplication, of each Revolving Credit Lender's risk participation and funded participation in L/C Obligations and Swing Line Loans being deemed "held" by such Revolving Credit Lender for purposes of this definition) and (b) aggregate unused Revolving Credit Commitments; provided that the unused Revolving Credit Commitment of, and the portion of the Total Outstandings held or deemed held by, any Defaulting Lender shall be excluded for purposes of making a determination of Required Lenders.

         "Required Revolving Lenders" means, as of any date of determination, Revolving Credit Lenders holding more than 50% of the sum of the (a) Total U.S. Revolving Credit Outstandings (with the aggregate amount, without duplication, of each U.S. Revolving Credit Lender's risk participation and funded participation in Dollar L/C Obligations and Dollar Swing Line Loans being deemed "held" by such U.S. Revolving Credit Lender for purposes of this definition), (b) Total Euro Revolving Credit Outstandings (with the aggregate amount, without duplication, of each Euro Revolving Credit Lender's risk participation and funded participation in Euro L/C Obligations Euro Swing Line Loans being deemed "held" by such Euro Revolving Credit Lender for purposes of this definition), (c) Total UK Revolving Credit Outstandings (with the aggregate amount, without duplication, of each UK Revolving Credit Lender's risk participation and funded participation being deemed "held" by such UK Revolving Credit Lender for purposes of this definition), (d) aggregate unused U.S. Revolving Credit Commitments, (e) aggregate unused Euro Revolving Credit Commitments and (f) aggregate unused UK Revolving Credit Commitments; provided that the unused Revolving Credit Commitment of, and the portion of the Total U.S. Revolving Credit Outstandings, Total Euro Revolving Credit Outstandings or Total UK Revolving Credit Outstandings held or deemed held by, any Defaulting Lender shall be excluded for purposes of making a determination of Required Revolving Lenders.

         "Required Term Lenders" means, as of any date of determination, Term Lenders holding more than 50% of the aggregate principal amount of the Term Loans outstanding on such date; provided that the Term Loans held by any Defaulting Lender shall be excluded for purposes of making a determination of Required Term Lenders.

         "Required UK Letter of Credit Lenders" means, as of any date of determination, UK Revolving Credit Lenders holding more than 50% of the sum of the (a) Total UK Revolving Credit Outstandings (with the aggregate amount, without duplication, of each UK Revolving Credit Lender's risk participation and funded participation in UK L/C Obligations and UK Swing Line Loans being deemed "held" by such UK Revolving Credit Lender for purposes of this definition) and (b) aggregate unused UK Revolving Credit Commitments; provided that the unused UK Revolving Credit Commitment of, and the portion of the Total UK Revolving Credit Outstandings held or deemed held by, any Defaulting Lender shall be excluded for purposes of making a determination of Required UK Letter of Credit Lenders.

         "Responsible Officer" means the chief executive officer, president, chief financial officer, treasurer or assistant treasurer of a Loan Party, or in the case of the U.K. Borrower, a director. Any document delivered hereunder that is signed by a Responsible Officer of a Loan Party shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of such Loan Party and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Loan Party.

         "Restricted Payment" means any dividend or other distribution with respect to any capital stock or other Equity Interest of any Person or any of its Subsidiaries, or any payment, including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, defeasance, acquisition, cancellation or termination of any such capital stock or other Equity Interest, or on account of any return of capital to any Person's stockholders, partners or members (or the equivalent of any thereof).

         "Restructuring Charges" means all cash and noncash charges related to the integration of an acquisition or non-recurring charges related to a non-recurring restructuring of operations of the U.S. Borrower and its Subsidiaries appearing or disclosed in the audited consolidated financial statements of the U.S. Borrower and its Subsidiaries.

         "Revolving Credit Borrowing" means any or all of (as the context may require) a U.S. Revolving Credit Borrowing, a Euro Revolving Credit Borrowing or a UK Revolving Credit Borrowing.

         "Revolving Credit Commitment" means any or all of (as the context may require) a U.S. Revolving Credit Commitment, a Euro Revolving Credit Commitment or a UK Revolving Credit Commitment.

         "Revolving Credit Facility" means any or all of (as the context may require) the U.S. Revolving Credit Facility, the Euro Revolving Credit Facility or the U.K. Revolving Credit Facility.

         "Revolving Credit Lender" means any or all of (as the context may require) a U.S. Revolving Credit Lender, a Euro Revolving Credit Lender or a UK Revolving Credit Lender.

         "Revolving Credit Loan" means any or all of (as the context may require) a U.S. Revolving Credit Loan, a Euro Revolving Credit Loan or a UK Revolving Credit Loan.

         "Revolving Credit Note" means any or all of (as the context may require) a U.S. Revolving Credit Note, a Euro Revolving Credit Note or a UK Revolving Credit Note.

         "Rosata/Paula Acquisitions" means the acquisition of one or more of the Euro Borrower's leased facilities located in Ellwangen, Germany and Dischingen, Germany, currently owned by Paula Grundstucksverwaltungsgesellschaft mbH & Co. Vermietungs-KG, Mannheim and ROSATA Grundstucksvermietungsgesellschaft mbH & Co. Object Dischingen KG, Dusseldorf, respectively, or the equity interests of one or both such entities, for an aggregate purchase price not to exceed (euro)20,000,000.

         "ROV German Holding" means Rayovac Europe GmbH, with a registered seat in Sulzbach, registered under file no. HRB 55482 with the Commercial Register (Handelsregister) located with the local court (Amtsgericht) Frankfurt am Main, Germany.

         "ROV GP GmbH" means ROV German General Partner GmbH, with a registered seat in Sulzbach, registered under file no. HRB 55425 with the Commercial Register (Handelsregister) located with the local court (Amtsgericht) Frankfurt am Main, Germany.

         "ROV Guarantors" means, collectively, the Subsidiaries of the U.S. Borrower listed on Schedule II and each other Subsidiary of the U.S. Borrower that shall be required to execute and deliver a guaranty or guaranty supplement pursuant to Section 6.12(a)(i)(A).

         "ROV Guaranty" means, collectively, the ROV Guaranty made by the ROV Guarantors in favor of the Secured Parties, substantially in the form of Exhibit F-1, together with each other guaranty and guaranty supplement delivered pursuant to Section 6.12(a)(i)(A).

         "ROV Holding" means ROV Holding, Inc., a corporation organized under the laws of Delaware.

         "ROV LP GmbH" means ROV German Limited GmbH, with a registered seat in Sulzbach, registered under file no. HRB 55352 with the Commercial Register (Handelsregister) located with the local court (Amtsgericht) Frankfurt am Main, Germany.

         "S&P" means Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. and any successor thereto.

         "Sarbanes-Oxley" means the Sarbanes-Oxley Act of 2002.

         "SEC" means the Securities and Exchange Commission, or any Governmental Authority succeeding to any of its principal functions.

         "Secured Hedge Agreement" means any interest rate Swap Contract required or permitted under Article VI or VII that is entered into by and between any Borrower and any Lender or Affiliate of a Lender.

         "Secured Obligations" means all Obligations of the Loan Parties now or hereafter existing under the Loan Documents.

         "Secured Parties" means, collectively, the Administrative Agent, the Lenders, the L/C Issuer, the Hedge Banks, the Qualified Foreign Lenders, each co-agent or sub-agent appointed by the Administrative Agent from time to time pursuant to Section 9.06, and the other Persons the Secured Obligations owing to which are or are purported to be secured by the Collateral under the terms of the Collateral Documents.

         "Securities Laws" means the Securities Act of 1933, the Securities Exchange Act of 1934, Sarbanes-Oxley, and, in each case, the rules and regulations of the SEC promulgated thereunder, and the applicable accounting and auditing principles, rules, standards and practices promulgated, approved or incorporated by the SEC or the Public Company Accounting Oversight Board, as each of the foregoing may be amended and in effect on any applicable date under this Agreement.

         "Security Agreement" has the meaning specified in Section
4.01(a)(iii).

         "Security Agreement Supplement" has the meaning specified in Section 22 of the Security Agreement.

         "Shareholders' Agreement" means the Shareholders' Agreement dated as of January 3, 2005, by and between the U.S. Borrower and UIC Holdings.

         "Solvent" and "Solvency" mean, with respect to any Person on any date of determination, that on such date (a) the fair value of the property of such Person is greater than the total amount of liabilities, including contingent liabilities, of such Person, (b) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay such debts and liabilities as they mature and (d) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person's property would constitute an unreasonably small capital. The amount of contingent liabilities at any time shall be computed as the amount that, in the light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

         "SPC" has the meaning specified in Section 10.06(h).

         "Standstill Agreement" means the Standstill Agreement to be dated as of February 7, 2005, by and among UIC Holdings, THLee and the U.S. Borrower.

         "Subordinated Notes" means the 2013 Notes and the 2015 Notes.

         "Subsidiary" of a Person means a corporation, partnership, joint venture, limited liability company or other business entity of which a majority of the shares of securities or other interests having ordinary voting power for the election of directors or other governing body (other than securities or interests having such power only by reason of the happening of a contingency) are at the time beneficially owned, or the management of which is otherwise controlled, directly, or indirectly through one or more intermediaries, or both, by such Person (including, for the avoidance of doubt, a company, corporation or partnership which is a "dependent enterprise" (abhangiges Unternehmen) of such Person within the meaning of Section 17 of the German Stock Corporation Act (Aktiengesetz), or which is a "subsidiary" (Tochterunternehmen) within the meaning of Section 290 of the German Commercial Code (Handelsgesetzbuch) of such Person, or where such Person has the power to direct the management and the policies of such entity whether through the ownership of share capital, contract or otherwise). Unless otherwise specified, all references herein to a "Subsidiary" or to "Subsidiaries" shall refer to a Subsidiary or Subsidiaries of U.S. Borrower.

         "Subsidiary Borrower" has the meaning specified in the introductory paragraph hereto.

         "Supplemental Collateral Agent" has the meaning specified in Section 9.12(a) and "Supplemental Collateral Agents" shall have the corresponding meaning.

         "Swap Contract" means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such master agreement, together with any related schedules, a "Master Agreement"), including any such obligations or liabilities under any Master Agreement.

         "Swap Termination Value" means, in respect of any one or more Swap Contracts, after taking into account the effect of any legally enforceable netting agreement relating to such Swap Contracts, (a) for any date on or after the date such Swap Contracts have been closed out and termination value(s) determined in accordance therewith, such termination value(s), and (b) for any date prior to the date referenced in clause (a), the amount(s) determined as the mark-to-market value(s) for such Swap Contracts, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Swap Contracts (which may include a Lender or any Affiliate of a Lender).

         "Swing Line" means any or all of (as the context may require) the Dollar Swing Line, the Euro Swing Line or the UK Swing Line.

         "Swing Line Borrowing" means any or all of (as the context may require) a Dollar Swing Line Borrowing, a Euro Swing Line Borrowing or a UK Swing Line Borrowing.

         "Swing Line Lender" means Bank of America in its capacity as provider of Swing Line Loans, or any successor swing line lender hereunder.

         "Swing Line Loan" means any or all of (as the context may require) a Dollar Swing Line Loan, a Euro Swing Line Loan or a UK Swing Line Loan.

         "Swing Line Loan Notice" means a notice of a Swing Line Borrowing pursuant to Section 2.06(d), which, if in writing, shall be substantially in the form of Exhibit B.

         "Syndication Agent" means CNAI in its capacity as syndication agent hereunder.

         "Synthetic Debt" means, with respect to any Person as of any date of determination thereof, all Obligations of such Person in respect of transactions entered into by such Person that are intended to function primarily as a borrowing of funds (including any minority interest transactions that function primarily as a borrowing) but are not otherwise included in the definition of "Indebtedness" or as a liability on the consolidated balance sheet of such Person and its Subsidiaries in accordance with GAAP.

         "Synthetic Lease Obligation" means the monetary obligation of a Person under (a) a so-called synthetic, off-balance sheet or tax retention lease, or
(b) an agreement for the use or possession of property (including sale and leaseback transactions), in each case, creating obligations that do not appear on the balance sheet of such Person but which, upon the application of any Debtor Relief Laws to such Person, would be characterized as the indebtedness of such Person (without regard to accounting treatment).

         "TARGET Day" means any day on which the Trans-European Automated Real-time Gross settlement Express Transfer payment system is open for the settlement of payments in Euro.

         "Taxes" means all present or future taxes, levies, imposts, duties, deductions, withholdings, assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

         "Term Borrowing" means either a Canadian Term Borrowing, a Dollar Term Borrowing or a Euro Term Borrowing.

         "Term Commitment" means (as the context requires) a Canadian Term Commitment, a Dollar Term Commitment or a Euro Term Commitment.

         "Term Facilities" means (as the context requires) the Canadian Term Facility, the Dollar Term Facility and the Euro Term Facility.

         "Term Loan" means one or all of (as the context requires) a Canadian Term Loan, a Dollar Term Loan or a Euro Term Loan.

         "Term Note" means one or all of (as the context may require) a Canadian Term Note, a Dollar Term Note or a Euro Term Note.

         "THLee" means Thomas H. Lee Partners, L.P. and its Affiliates.

         "Threshold Amount" means $20,000,000.

         "Total Assets" means, as of any day, the total consolidated assets of the U.S. Borrower and its Subsidiaries, as shown on the most recent balance sheet delivered pursuant to Section 6.01.

         "Total Euro Revolving Credit Outstandings" means the aggregate Outstanding Amount of all Euro Revolving Credit Loans, Euro L/C Obligations and Euro Swing Line Loans.

         "Total Outstandings" means the aggregate Outstanding Amount of all Loans and all L/C Obligations.

         "Total UK Revolving Credit Outstandings" means the aggregate Outstanding Amount of all UK Revolving Credit Loans, UK L/C Obligations and UK Swing Line Loans.

         "Total U.S. Revolving Credit Outstandings" means the aggregate Outstanding Amount of all U.S. Revolving Credit Loans, Dollar Swing Line Loans and Dollar L/C Obligations.

         "Transaction" means, collectively, (a) the consummation of the Merger,
(b) the entering into by the Loan Parties and their applicable Subsidiaries of the Loan Documents and the Related Documents to which they are or are intended to be a party, (c) the Refinancing and (d) the payment of the fees and expenses incurred in connection with the consummation of the foregoing.

         "Treaty Lender" has the meaning specified in the definition of "UK Lender".

         "Type" means, with respect to a Loan denominated in Dollars, its character as a Base Rate Loan or a Eurodollar Rate Loan.

         "UIC" means United Industries Corporation, a Delaware corporation.

         "UIC Holdings" means UIC Holdings, L.L.C., a Delaware limited liability company.

         "UIC Notes" means 9.875% senior subordinated notes of UIC existing on the Closing Date.

         "UK Borrower" has the meaning specified in the introductory paragraph hereto.

         "UK Guarantors" means, collectively, the U.S. Borrower, the Subsidiaries of the U.S. Borrower listed on Schedule III and each other Subsidiary of the U.S. Borrower that shall be required to execute and deliver a guaranty or guaranty supplement pursuant to Section 6.12(a)(i)(B).

         "UK Guaranty" means, collectively, the UK Guaranty made by the UK Guarantors in favor of the Administrative Agent, the L/C Issuers and the Lenders, substantially in the form of Exhibit F-3, together with each other guaranty and guaranty supplement delivered pursuant to Section 6.12(a)(i)(B).

         "UK Honor Date" has the meaning specified in Section 2.05(c)(i).

         "UK Lender" means a Lender which is beneficially entitled to interest payable to that Lender in respect of a loan made under this Agreement to a Borrower incorporated in the United Kingdom and which Lender is either:

         (i)  a Lender:

         (A) which is a bank (as defined for the purposes of Section 349 of the UK Income and Corporation Taxes Act 1988) making an advance under this Agreement; or

         (B) in respect of an advance made under this Agreement by a person that was a bank (as defined for the purposes of Section 349 of the UK Income and Corporation Taxes Act 1988) at the time that the advance was made, and in either case is within the charge to UK corporation tax as respects any payment of interest made in respect of that advance; or

         (ii) a Lender which is treated as resident (for the purposes of the relevant double taxation agreement) in a jurisdiction having a double taxation agreement with the United Kingdom which makes provision for full exemption from Tax imposed by the United Kingdom on interest and does not carry on business in the United Kingdom through a permanent establishment with which that Lender's participation in that loan is effectively connected (a "Treaty Lender").

         "UK L/C Advance" means, with respect to each UK Revolving Credit Lender, such Lender's funding of its participation in any UK L/C Borrowing in accordance with its Applicable Percentage.

         "UK L/C Borrowing" means an extension of credit resulting from a drawing under any UK Letter of Credit which has not been (a) reimbursed within one Business Day following the date when made or (b) refinanced as a UK Revolving Credit Borrowing.

         "UK L/C Obligations" means, as at any date of determination, the aggregate amount available to be drawn under all outstanding UK Letters of Credit plus the aggregate of all Unreimbursed UK Amounts, including all UK L/C Borrowings. For purposes of computing the amount available to be drawn under any UK Letter of Credit, the amount of such UK Letter of Credit shall be determined in accordance with Section 1.06. For all purposes of this Agreement, if on any date of determination a UK Letter of Credit has expired by its terms but any amount may still be drawn thereunder by reason of the operation of Rule
3.14 of the ISP, such UK Letter of Credit shall be deemed to be "outstanding" in the amount so remaining available to be drawn.

         "UK Letter of Credit" means any letter of credit issued hereunder that is denominated in Pounds Sterling. A UK Letter of Credit may be a commercial letter of credit or a standby letter of credit.

         "UK Letter of Credit Expiration Date" means the day that is seven days prior (or such later date determined in the sole discretion of the L/C Issuer) to the Maturity Date then in effect for the UK Revolving Credit Facility (or, if such day is not a Business Day, the next preceding Business Day).

         "UK Letter of Credit Fee" has the meaning specified in Section
2.05(i).

         "UK Letter of Credit Sublimit" means an amount equal to the UK Revolving Credit Facility. The UK Letter of Credit Sublimit is part of, and not in addition to, the UK Revolving Credit Facility.

         "UK Reduction Amount" has the meaning specified in Section 2.07(b)(x).

         "UK Revolving Credit Borrowing" means a borrowing consisting of simultaneous UK Revolving Credit Loans to the UK Borrower having the same Interest Period made by each of the UK Revolving Credit Lenders pursuant to
Section 2.01(f).

         "UK Revolving Credit Commitment" means, as to each UK Revolving Credit Lender, its obligation to (a) make UK Revolving Credit Loans to the UK Borrower pursuant to Section 2.01(f), (b) purchase participations in UK L/C Obligations, and (c) purchase participations in UK Swing Line Loans, in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Lender's name on Schedule 2.01 under the caption "UK Revolving Credit Commitment" or opposite such caption in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement.

         "UK Revolving Credit Facility" means, at any time, the aggregate amount of the UK Revolving Credit Lenders' UK Revolving Credit Commitments at such time.

         "UK Revolving Credit Lender" means, at any time, any Lender that has a UK Revolving Credit Commitment at such time.

         "UK Revolving Credit Loan" has the meaning specified in Section
2.01(f).

         "UK Revolving Credit Note" means a promissory note made by the UK Borrower in favor of a UK Revolving Credit Lender evidencing UK Revolving Credit Loans or UK Swing Line Loans, as the case may be, made by such UK Revolving Credit Lender, in substantially the form of Exhibit C-4.

         "UK Swing Line" means the UK revolving credit facility made available by the Swing Line Lender pursuant to Section 2.06.

         "UK Swing Line Borrowing" means a borrowing of a UK Swing Line Loans pursuant to Section 2.06.

         "UK Swing Line Loan" has the meaning specified in Section 2.06(c).

         "UK Swing Line Sublimit" means at any time an amount equal to the lesser of (a) (pound)5,000,000 and (b) the UK Revolving Credit Facility at such time. The UK Swing Line Sublimit is part of, and not in addition to, the UK Revolving Credit Facility Commitments.

         "Unfunded Pension Liability" means the excess of a Pension Plan's benefit liabilities under Section 4001(a)(16) of ERISA over the current value of that Pension Plan's assets, determined in accordance with the assumptions used for funding the Pension Plan pursuant to Section 412 of the Code for the applicable plan year.

         "United States" and "U.S." mean the United States of America.

         "Unreimbursed Dollar Amount" has the meaning specified in Section 2.03(c)(i).

         "Unreimbursed Euro Amount" has the meaning specified in Section 2.04(c)(i).

         "Unreimbursed UK Amount" has the meaning specified in Section
2.05(c)(i).

         "UPG Acquisition" means the acquisition by UIC of all the outstanding equity interests of United Pet Group, Inc., a Delaware corporation, pursuant to a Merger Agreement dated as of June 14, 2004.

         "U.S. Borrower" has the meaning specified in the introductory paragraph hereto.

         "U.S. Reduction Amount" has the meaning set forth in Section 2.07(b)(viii).

         "U.S. Revolving Credit Borrowing" means a borrowing consisting of simultaneous U.S. Revolving Credit Loans of the same Type and, in the case of Eurocurrency Rate Loans, having the same Interest Period made by each of the U.S. Revolving Credit Lenders pursuant to Section 2.01(d).

         "U.S. Revolving Credit Commitment" means, as to each U.S. Revolving Credit Lender, its obligation to (a) make U.S. Revolving Credit Loans to the U.S. Borrower pursuant to Section 2.01(d), (b) purchase participations in Dollar L/C Obligations and (c) purchase participations in Dollar Swing Line Loans in an aggregate principal amount, without duplication, at any one time outstanding not to exceed the amount set forth opposite such Lender's name on
Schedule 2.01 under the caption "U.S. Revolving Credit Commitment" or opposite such caption in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement.

         "U.S. Revolving Credit Facility" means, at any time, the aggregate amount of the U.S. Revolving Credit Lenders' U.S. Revolving Credit Commitments at such time; provided that if a Chinese Facility contemplated by clause (iii) of the definition thereof or an Additional Foreign Credit Facility is entered into, the aggregate U.S. Revolving Credit Commitments shall be reduced by the amount of such facility and the U. S. Revolving Credit Commitment of any Lender that commits to such a Chinese Facility shall be reduced by the amount such Lender so commits.

         "U.S. Revolving Credit Lender" means, at any time, any Lender that has a U.S. Revolving Credit Commitment at such time.

         "U.S. Revolving Credit Loan" has the meaning specified in Section 2.01(d).

         "U.S. Revolving Credit Note" means a promissory note made by the U.S. Borrower in favor of a U.S. Revolving Credit Lender evidencing U.S. Revolving Credit Loans made by such U.S. Revolving Credit Lender, in substantially the form of Exhibit C-2.

         "VARTA Acquisition" means the acquisition by the U.S. Borrower of certain assets of the Euro Borrower (excluding the Euro Borrower's ownership interest in Microlite and certain other assets transferred to the Euro Borrower's parent or Affiliates).

         "VARTA Acquisition Agreement" means the Agreement dated July 28, 2002 among VARTA AG, ROV German Limited GmbH and the U.S. Borrower delivered in connection with the VARTA Acquisition.

         "VARTA Exchange" means the transfer of the stock of German Finance Co. to VARTA AG of an affiliate thereof in exchange for the stock of the Euro Borrower owned by VARTA AG or an affiliate thereof and not more than
(euro)1,000,000, all on the terms set forth in Article XI of the VARTA Acquisition Agreement as in effect on the date hereof.

         "Wholly-Owned Subsidiary" means (i) the Euro Borrower, (ii) any Person in which (other than director's qualifying shares or similar shares owned by other Persons due to native ownership requirements) 100% of the capital stock or other equity interests of each class is owned beneficially and of record by the U.S. Borrower or by one or more Wholly-Owned Subsidiaries, and (iii) any 80% Subsidiary.

         1.02 Other Interpretive Provisions. With reference to this Agreement and each other Loan Document, unless otherwise specified herein or in such other Loan Document:

         (a) The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include," "includes" and "including" shall be deemed to be followed by the phrase "without limitation." The word "will" shall be construed to have the same meaning and effect as the word "shall." Unless the context requires otherwise, (i) any definition of or reference to any agreement, instrument or other document (including any Organization Document) shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein or in any other Loan Document), (ii) any reference herein to any Person shall be construed to include such Person's successors and assigns, (iii) the words "herein," "hereof" and "hereunder," and words of similar import when used in any Loan Document, shall be construed to refer to such Loan Document in its entirety and not to any particular provision thereof, (iv) all references in a Loan Document to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, the Loan Document in which such references appear, (v) any reference to any law shall include all statutory and regulatory provisions consolidating, amending replacing or interpreting such law and any reference to any law or regulation shall, unless otherwise specified, refer to such law or regulation as amended, modified or supplemented from time to time, and (vi) the words "asset" and "property" shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

         (b) In the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including;" the words "to" and "until" each mean "to but excluding;" and the word "through" means "to and including."


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


         (c) Section headings herein and in the other Loan Documents are included for convenience of reference only and shall not affect the interpretation of this Agreement or any other Loan Document.

         1.03 Accounting Terms. (a) Generally. All accounting terms not specifically or completely defined herein shall be construed in conformity with, and all financial data (including financial ratios and other financial calculations) required to be submitted pursuant to this Agreement shall be prepared in conformity with, GAAP applied on a consistent basis, as in effect from time to time, applied in a manner consistent with that used in preparing the Audited Financial Statements, except as otherwise specifically prescribed herein.

         (b) Changes in GAAP. If at any time any change in GAAP would affect the computation of any financial ratio or requirement set forth in any Loan Document, and either the U.S. Borrower or the Required Lenders shall so request, the Administrative Agent, the Lenders and the U.S. Borrower shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such change in GAAP (subject to the approval of the Required Lenders); provided that, until so amended, (i) such ratio or requirement shall continue to be computed in accordance with GAAP prior to such change therein and (ii) the U.S. Borrower shall provide to the Administrative Agent and the Lenders financial statements and other documents required under this Agreement or as reasonably requested hereunder setting forth a reconciliation between calculations of such ratio or requirement made before and after giving effect to such change in GAAP.

         1.04 Rounding. Any financial ratios required to be maintained by the Borrowers pursuant to this Agreement shall be calculated by dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio is expressed herein and rounding the result up or down to the nearest number (with a rounding-up if there is no nearest number).

         1.05 Times of Day. Unless otherwise specified, all references herein to times of day shall be references to Eastern time (daylight or standard, as applicable).

         1.06 Letter of Credit Amounts. Unless otherwise specified, all references herein to the amount of a Letter of Credit at any time shall be deemed to be the stated amount of such Letter of Credit in effect at such time; provided, however, that with respect to any Letter of Credit that, by its terms or the terms of any Issuer Document related thereto, provides for one or more automatic increases in the stated amount thereof, the amount of such Letter of Credit shall be deemed to be the maximum stated amount of such Letter of Credit after giving effect to all such increases, whether or not such maximum stated amount is in effect at such time.

         1.07 Currency Equivalents Generally. Unless otherwise set forth herein, any amount specified in this Agreement in Dollars shall include the Equivalent in Dollars of such amount in any Foreign Currency and if any amount described in this Agreement is comprised of amounts in Dollars and amounts in one or more Foreign Currencies, the Equivalent in Dollars of such Foreign Currency amounts shall be used to determine the total.

                                  ARTICLE II
                     THE COMMITMENTS AND CREDIT EXTENSIONS

         2.01 The Loans. (a) The Canadian Term Borrowings. Subject to the terms and conditions set forth herein, each Canadian Term Lender severally agrees to make a single loan to the U.S. Borrower on the Closing Date in an amount not to exceed such Canadian Term Lender's Canadian Term Commitment. The Canadian Term Borrowing shall consist of Canadian Term Loans made in Canadian Dollars simultaneously by the Canadian Term Lenders in accordance with their respective Canadian Term Commitments. Amounts borrowed under this Section 2.01(a) and repaid or prepaid may not be reborrowed. Canadian Term Loans shall be Eurocurrency Rate Loans.

         (b) The Dollar Term Borrowings. Subject to the terms and conditions set forth herein, each Dollar Term Lender severally agrees to make a single loan to the U.S. Borrower on the Closing Date in an amount not to exceed such Dollar Term Lender's Dollar Term Commitment. The Dollar Term Borrowing shall consist of Dollar Term Loans made in Dollars simultaneously by the Dollar Term Lenders in accordance with their respective Dollar Term Commitments. Amounts borrowed under this Section 2.01(b) and repaid or prepaid may not be reborrowed. Dollar Term Loans may be Base Rate Loans or Eurocurrency Rate Loans as further provided herein.

         (c) The Euro Term Borrowings. Subject to the terms and conditions set forth herein, each Euro Term Lender severally agrees to make a single loan to the U.S. Borrower on the Closing Date in an amount not to exceed such Euro Term Lender's Euro Term Commitment. The Euro Term Borrowing shall consist of Euro Term Loans made in Euros simultaneously by the Euro Term Lenders in accordance with their respective Euro Term Commitments. Amounts borrowed under this
Section 2.01(c) and repaid or prepaid may not be reborrowed. Euro Term Loans shall be Eurocurrency Rate Loans.

         (d) The U.S. Revolving Credit Borrowings. Subject to the terms and conditions set forth herein, each U.S. Revolving Credit Lender severally agrees to make loans denominated in Dollars to the U.S. Borrower (each such loan, a "U.S. Revolving Credit Loan") to the U.S. Borrower from time to time, on any Business Day during the Availability Period, in an aggregate amount not to exceed at any time outstanding the amount of such Lender's U.S. Revolving Credit Commitment; provided, however, that after giving effect to any U.S. Revolving Credit Borrowing and the use of the proceeds thereof, (i) the Total U.S. Revolving Credit Outstandings at such time shall not exceed the U.S. Revolving Credit Facility at such time and (ii) the aggregate Outstanding Amount of the U.S. Revolving Credit Loans of any Lender, plus such U.S. Revolving Credit Lender's Applicable U.S. Revolving Credit Percentage of the Outstanding Amount of all Dollar L/C Obligations, plus such U.S. Revolving Credit Lender's Applicable U.S. Revolving Credit Percentage of the Outstanding Amount of all Dollar Swing Line Loans determined on the date of delivery of the applicable Committed Loan Notice shall not exceed such U.S. Revolving Credit Lender's U.S. Revolving Credit Commitment. Within the limits of each U.S. Revolving Credit Lender's U.S. Revolving Credit Commitment, and subject to the other terms and conditions hereof, the U.S. Borrower may borrow under this
Section 2.01(d), prepay under Section 2.07, and reborrow under this Section 2.01(d). U.S.

Revolving Credit Loans denominated in Dollars may be Base Rate Loans or Eurodollar Rate Loans, as further provided herein.

         (e) The Euro Revolving Credit Borrowings. Subject to the terms and conditions set forth herein, each Euro Revolving Credit Lender severally agrees to make loans denominated in Euros (each such loan, a "Euro Revolving Credit Loan") to the Euro Borrower, from time to time, on any Business Day during the Availability Period, in an aggregate amount not to exceed at any time outstanding the amount of such Euro Revolving Credit Lender's Euro Revolving Credit Commitment; provided, however, that after giving effect to any Euro Revolving Credit Borrowing and the use of the proceeds thereof, (i) the Total Euro Revolving Credit Outstandings at such time shall not exceed the Euro Revolving Credit Facility at such time and (ii) the aggregate Outstanding Amount of the Euro Revolving Credit Loans of any Lender, plus such Euro Revolving Credit Lender's Applicable Euro Revolving Credit Percentage of the Outstanding Amount of all Euro L/C Obligations, plus such Euro Revolving Credit Lender's Applicable Euro Revolving Credit Percentage of the Outstanding Amount of all Euro Swing Line Loans shall not exceed such Euro Revolving Credit Lender's Euro Revolving Credit Commitment. Within the limits of each Euro Revolving Credit Lender's Euro Revolving Credit Commitment, and subject to the other terms and conditions hereof, the Euro Borrower may borrow under this
Section 2.01(e), prepay under Section 2.07, and reborrow under this Section 2.01(e). Euro Revolving Credit Loans shall be Eurocurrency Rate Loans.

         (f) The UK Revolving Credit Borrowings. Subject to the terms and conditions set forth herein, each UK Revolving Credit Lender severally agrees to make loans denominated in Pounds Sterling (each such loan, a "UK Revolving Credit Loan") to the UK Borrower, from time to time, on any Business Day during the Availability Period, in an aggregate amount not to exceed at any time outstanding the amount of such UK Revolving Credit Lender's UK Revolving Credit Commitment; provided, however, that after giving effect to any UK Revolving Credit Borrowing and the use of the proceeds thereof, (i) the Total UK Revolving Credit Outstandings at such time shall not exceed the UK Revolving Credit Facility at such time and (ii) the aggregate Outstanding Amount of the UK Revolving Credit Loans of any Lender, plus such UK Revolving Credit Lender's Applicable UK Revolving Credit Percentage of the Outstanding Amount of all UK L/C Obligations plus such UK Revolving Credit Lender's Applicable UK Revolving Credit Percentage of the Outstanding Amount of all UK Swing Line Loans shall not exceed such UK Revolving Credit Lender's UK Revolving Credit Commitment. Within the limits of each UK Revolving Credit Lender's UK Revolving Credit Commitment, and subject to the other terms and conditions hereof, the UK Borrower may borrow under this Section 2.01(f), prepay under Section 2.07, and reborrow under this Section 2.01(f). UK Revolving Credit Loans shall be Eurocurrency Rate Loans.

         2.02  Borrowings, Conversions and Continuations of Loans.

         (a) Each Canadian Term Borrowing, each Dollar Term Borrowing, each Euro Term Borrowing, each U.S. Revolving Credit Borrowing, each Euro Revolving Credit Borrowing, each UK Revolving Credit Borrowing, each conversion of Dollar denominated Term Loans or U.S. Revolving Credit Loans from one Type to the other, and each continuation of Eurocurrency Rate Loans shall be made upon the applicable Borrower's irrevocable notice to the Administrative Agent, which may be given by telephone. Each such notice must be received by the Administrative Agent not later than (i) 1:00 p.m. three Business Days prior to the requested date of any Borrowing of, conversion to or continuation of Eurodollar Rate Loans or of any conversion of Base Rate Loans to Eurodollar Rate Loans (ii) 1:00 p.m. (Relevant Local Time) three Business Days prior to the requested date of any Borrowing or continuation of Eurocurrency Rate Loans in any Foreign Currency, and (iii) on the requested date of any Borrowing of Base Rate Loans; provided, however, that if a Borrower wishes to request Eurocurrency Rate Loans having an Interest Period of nine or twelve months duration as provided in the definition of "Interest Period", the applicable notice must be received by the Administrative Agent not later than 1:00 p.m. (Relevant Local Time) four Business Days prior to the requested date of such Borrowing, conversion or continuation, whereupon the Administrative Agent shall give prompt notice to the Lenders of such request and determine whether the requested Interest Period is acceptable to all of them. Not later than 11:00 a.m. (Relevant Local Time), three Business Days before the requested date of such Borrowing, conversion or continuation, the Administrative Agent shall notify such Borrower (which notice may be by telephone) whether or not the requested Interest Period has been consented to by all the Lenders. Each telephonic notice by a Borrower pursuant to this Section 2.02(a) must be confirmed promptly by delivery to the Administrative Agent of a written Committed Loan Notice, appropriately completed and signed by a Responsible Officer of such Borrower. Each Borrowing of, conversion to or continuation of Eurodollar Rate Loans shall be in a principal amount of $5,000,000 or a whole multiple of $1,000,000 in excess thereof and each Borrowing or continuation of Eurocurrency Rate Loans in Foreign Currencies shall be in a principal amount of
(euro)5,000,000 or a whole multiple of (euro)1,000,000 in excess thereof in the case of Loans denominated in Euros, in a principal amount of (pound)5,000,000 or a whole multiple of (pound)1,000,000 in excess thereof in the case of Loans denominated in Pounds Sterling and in a principal amount of CAD5,000,000 or a whole multiple of CAD1,000,000 in excess thereof in the case of Loans denominated in Canadian Dollars. Except as provided in Sections 2.03(c) and 2.06(e), each Borrowing of or conversion to Base Rate Loans shall be in a principal amount of $500,000 or a whole multiple of $100,000 in excess thereof. Each telephonic request and each Committed Loan Notice shall specify (i) whether the applicable Borrower is requesting a Canadian Term Borrowing, a Dollar Term Borrowing, a Euro Term Borrowing, a U.S. Revolving Credit Borrowing, a UK Revolving Credit Borrowing, a Euro Revolving Credit Borrowing, a conversion of Dollar denominated Term Loans or Revolving Credit Loans from one Type to the other, or a continuation of Eurocurrency Rate Loans, (ii) the requested date of the Borrowing, conversion or continuation, as the case may be (which shall be a Business Day), (iii) the principal amount of Loans to be borrowed, converted or continued (expressed in the applicable currency), (iv) in the case of Loans denominated in Dollars, the Type of Loans to be borrowed or to which existing Term Loans or Revolving Credit Loans are to be converted, and (v) in the case of a Eurocurrency Rate Loan, the currency and the duration of the Interest Period with respect thereto. If a Borrower fails to specify a Type of Loan in a Committed Loan Notice or if a Borrower fails to give a timely notice requesting a conversion or continuation, then the applicable Term Loans or applicable Revolving Credit Loans shall be made as, or converted to, Base Rate Loans, except in the case of Loans denominated in Foreign Currencies, which shall always be Eurocurrency Rate Loans and upon such failure the applicable Borrower shall be deemed to have specified an Interest Period for Eurocurrency Rate Loans of one month. Any such automatic conversion to Base Rate Loans or deemed Interest Period shall be effective as of the last day of the Interest Period then in effect with respect to the applicable Eurocurrency Rate

Loans. If a Borrower requests a Borrowing of, conversion to, or continuation of Eurocurrency Rate Loans in any such Committed Loan Notice, but fails to specify an Interest Period, it will be deemed to have specified an Interest Period of one month. Notwithstanding anything to the contrary herein, a Dollar Swing Line Loan shall only be a Base Rate Loan and may not be converted to a Eurocurrency Rate Loan.

         (b) Following receipt of a Committed Loan Notice, the Administrative Agent shall promptly notify each Lender of the amount of its Applicable Percentage under the applicable Facility of the applicable Canadian Term Loans, Dollar Term Loans, Euro Term Loans, U.S. Revolving Credit Loans, Euro Revolving Credit Loans or UK Revolving Credit Loans, and if no timely notice of a conversion or continuation is provided by the applicable Borrower, the Administrative Agent shall notify each Lender of the details of any automatic conversion to Base Rate Loans or automatic specification of a one month Interest Period, as applicable, described in Section 2.02(a). In the case of a Canadian Term Borrowing, a Dollar Term Borrowing, a Euro Term Borrowing, a U.S. Revolving Credit Borrowing, a Euro Revolving Credit Borrowing or a UK Revolving Credit Borrowing, each Appropriate Lender shall make the amount of its Loan available to the Administrative Agent in immediately available funds at the Administrative Agent's Office not later than 1:00 p.m. (Relevant Local Time) on the Business Day specified in the applicable Committed Loan Notice. Upon satisfaction of the applicable conditions set forth in Section 4.02 (and, if such Borrowing is the initial Credit Extension, Section 4.01), the Administrative Agent shall make all funds so received available to the applicable Borrower in like funds as received by the Administrative Agent either by (i) crediting the account of such Borrower on the books of Bank of America with the amount of such funds or (ii) wire transfer of such funds, in each case in accordance with instructions provided to (and reasonably acceptable to) the Administrative Agent by such Borrower; provided, however, that (1) if, on the date a Committed Loan Notice with respect to a U.S. Revolving Credit Borrowing is given by the U.S. Borrower, there are Dollar L/C Borrowings outstanding, then the proceeds of such U.S. Revolving Credit Borrowing first shall be applied to the payment in full of any such Dollar L/C Borrowings and second, shall be made available to the U.S. Borrower as provided above, (2) if, on the date a Committed Loan Notice with respect to a Euro Revolving Credit Borrowing is given by the Euro Borrower, there are Euro L/C Borrowings outstanding, then the proceeds of such Euro Revolving Credit Borrowing first shall be applied to the payment in full of any such Euro L/C Borrowing and second, shall be made available to the Euro Borrower as provided above and (3) if, on the date a Committed Loan Notice with respect to a UK Revolving Credit Borrowing is given by the UK Borrower, there are UK L/C Borrowings outstanding, then the proceeds of such UK Revolving Credit Borrowing first shall be applied to the payment in full of any such UK L/C Borrowing and second, shall be made available to the UK Borrower as provided above.

         (c) Except as otherwise provided herein, a Eurocurrency Rate Loan may be continued or converted only on the last day of an Interest Period for such Eurocurrency Rate Loan. During the existence of an Event of Default, no Loans in Dollars may be requested as, converted to or continued as Eurodollar Rate Loans and no Loans in any Foreign Currency may be requested as or continued as Eurocurrency Rate Loans with an Interest Period of greater than one month, in each case, without the consent of the Required Lenders.

         (d) The Administrative Agent shall promptly notify the applicable Borrower and the Lenders of the interest rate applicable to any Interest Period for Eurocurrency Rate Loans upon determination of such interest rate. At any time that Base Rate Loans are outstanding, the Administrative Agent shall notify the U.S. Borrower and the Lenders of any change in Bank of America's prime rate used in determining the Base Rate promptly following the public announcement of such change.

         (e) After giving effect to all Canadian Term Borrowings and all continuations of Canadian Term Loans, there shall be no more than 3 Interest Periods in effect in respect of the Canadian Term Facility. After giving effect to all Dollar Term Borrowings, all conversions of Dollar Term Loans from one Type to the other, and all continuations of Dollar Term Loans as the same Type, there shall be no more than 10 Interest Periods in effect in respect of the Dollar Term Facility. After giving effect to all Euro Term Borrowings and all continuations of Euro Term Loans, there shall be no more than 5 Interest Periods in effect in respect of the Euro Term Facility. After giving effect to all U.S. Revolving Credit Borrowings, all conversions of U.S. Revolving Credit Loans from one Type to the other, and all continuations of U.S. Revolving Credit Loans, there shall be no more than 5 Interest Periods in effect in respect of the U.S. Revolving Credit Facility. After giving effect to all Euro Revolving Credit Borrowings and all continuations of Euro Revolving Credit Loans, there shall be no more than 5 Interest Periods in effect in respect of the Euro Revolving Credit Facility. After giving effect to all UK Revolving Credit Borrowings and all continuances of UK Revolving Credit Loans, there shall be no more than 5 Interest Periods in effect in respect of the UK Revolving Credit Facility.

         (f) Anything in this Section 2.02 notwithstanding, for the initial Credit Extension, the Borrowers may select Interest Periods of 64 days for up to U.S. $70 million of Dollar Term Loans and 98 days for up to U.S. $100 million of Dollar Term Loans.

         2.03  Dollar Letters of Credit.

         (a)   The Dollar Letter of Credit Commitment.

         (i) Subject to the terms and conditions set forth herein, (A) the L/C Issuer agrees, in reliance upon the agreements of the other U.S. Revolving Credit Lenders set forth in this Section 2.03, (1) from time to time on any Business Day during the period from the Closing Date until the Dollar Letter of Credit Expiration Date, to issue Dollar Letters of Credit for the account of the U.S. Borrower (or jointly for the account of the U.S. Borrower and any Subsidiary), and to amend or extend Dollar Letters of Credit previously issued by it, in accordance with Section 2.03(b), and
     (2) to honor drawings under the Dollar Letters of Credit; and (B) the U.S. Revolving Credit Lenders severally agree to participate in Dollar Letters of Credit issued for the account of the U.S. Borrower (or jointly for the account of the U.S. Borrower and any Subsidiary) and any drawings thereunder; provided that after giving effect to any L/C Credit Extension with respect to any Dollar Letter of Credit, (x) the Total U.S. Revolving Credit Outstandings at such time shall not exceed the U.S. Revolving
     Credit Facility at such time, (y) the aggregate Outstanding Amount of the U.S. Revolving Credit Loans of any U.S. Revolving Credit Lender, plus such Lender's

     Applicable U.S. Revolving Credit Percentage of the Outstanding Amount of all Dollar L/C Obligations, plus such Lender's Applicable U.S. Revolving Credit Percentage of the Outstanding Amount of all Dollar Swing Line Loans, shall not exceed such Lender's U.S. Revolving Credit Commitment, and (z) the Outstanding Amount of the Dollar L/C Obligations at such time shall not exceed the Dollar Letter of Credit Sublimit. Each request by the U.S. Borrower for the issuance or amendment of a Dollar Letter of Credit shall be deemed to be a representation by the U.S. Borrower that the Dollar L/C Credit Extension so requested complies with the conditions set forth in the proviso to the preceding sentence. Within the foregoing limits, and subject to the terms and conditions hereof, the U.S. Borrower's ability to obtain Dollar Letters of Credit shall be fully revolving, and accordingly the U.S. Borrower may, during the foregoing period, obtain Dollar Letters of Credit to replace Dollar Letters of Credit that have expired or that have been drawn upon and reimbursed. All Existing Dollar Letters of Credit shall be deemed to have been Dollar Letters of Credit issued pursuant hereto, and from and after the Closing Date shall be subject to and governed by the terms and conditions hereof.

         (ii) The L/C Issuer shall not issue any Dollar Letter of Credit if subject to Section 2.03(b)(iii), the expiry date of such requested Dollar Letter of Credit would occur more than twelve months after the date of issuance or last extension, unless the Required Dollar Letter of Credit Lenders have approved such expiry date.

         (iii) The L/C Issuer shall not be under any obligation to issue any Dollar Letter of Credit if:

               (A) any order, judgment or decree of any Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain the L/C Issuer from issuing such Dollar Letter of Credit, or any Law applicable to the L/C Issuer or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over the L/C Issuer shall prohibit, or request that the L/C Issuer refrain from, the issuance of letters of credit generally or such Dollar Letter of Credit in particular or shall impose upon the L/C Issuer with respect to such Dollar Letter of Credit any restriction, reserve or capital requirement (for which the L/C Issuer is not otherwise compensated hereunder) not in effect on the Closing Date, or shall impose upon the L/C Issuer any unreimbursed loss, cost or expense which was not applicable on the Closing Date and which the L/C Issuer in good faith deems material to it;

               (B) the issuance of such Dollar Letter of Credit would violate one or more policies of the L/C Issuer;

               (C) except as otherwise agreed by the Administrative Agent and the L/C Issuer, such Dollar Letter of Credit is in an initial stated amount less than $100,000;

               (D) the expiry date of such requested Dollar Letter of Credit would occur after the Dollar Letter of Credit Expiration Date, unless all of the U.S. Revolving Credit Lenders have approved such expiry date.

               (E) such Dollar Letter of Credit is to be denominated in a currency other than Dollars;

               (F) such Dollar Letter of Credit contains any provisions for automatic reinstatement of the stated amount after any drawing thereunder; or

               (G) a default of any Lender's obligations to fund under Section 2.03(c) exists or any Lender is at such time a Defaulting Lender hereunder, unless the L/C Issuer has entered into satisfactory arrangements with the U.S. Borrower or such Lender to eliminate the L/C Issuer's risk with respect to such Lender.

         (iv) The L/C Issuer shall not amend any Dollar Letter of Credit if the L/C Issuer would not be permitted at such time to issue such Dollar Letter of Credit in its amended form under the terms hereof.

         (v) The L/C Issuer shall be under no obligation to amend any Dollar Letter of Credit if (A) the L/C Issuer would have no obligation at such time to issue such Dollar Letter of Credit in its amended form under the terms hereof, or (B) the beneficiary of such Dollar Letter of Credit does not accept the proposed amendment to such Dollar Letter of Credit.

         (vi) The L/C Issuer shall act on behalf of the U.S. Revolving Credit Lenders with respect to any Dollar Letters of Credit issued by it and the documents associated therewith, and the L/C Issuer shall have all of the benefits and immunities (A) provided to the Administrative Agent in
     Article IX with respect to any acts taken or omissions suffered by the L/C Issuer in connection with Dollar Letters of Credit issued by it or proposed to be issued by it and Issuer Documents pertaining to such Dollar Letters of Credit as fully as if the term "Administrative Agent" as used in Article IX included the L/C Issuer with respect to such acts or omissions, and (B) as additionally provided herein with respect to the L/C Issuer.

         (b) Procedures for Issuance and Amendment of Dollar Letters of Credit; Auto-Extension Dollar Letters of Credit.

         (i) Each Dollar Letter of Credit shall be issued or amended, as the case may be, upon the request of the U.S. Borrower delivered to the L/C Issuer (with a copy to the Administrative Agent) in the form of a Letter of Credit Application, appropriately completed and signed by a Responsible Officer of the U.S. Borrower. Such Letter of Credit Application must be received by the L/C Issuer and the Administrative Agent not later than 1:00 p.m. (Relevant Local Time) at least two Business Days (or such later date and time as the Administrative Agent and the L/C Issuer may agree in a particular instance in their sole discretion) prior to the proposed issuance date or date of amendment, as the case may be. In the case of a request for an initial issuance of a Dollar Letter of Credit, such Letter of Credit Application shall specify in form and detail reasonably satisfactory to the L/C Issuer: (A) the proposed issuance date of the requested Dollar Letter of Credit (which shall be a Business Day); (B) the amount thereof; (C) the expiry date thereof; (D) the name and address of the beneficiary thereof; (E) the

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     documents to be presented by such beneficiary in case of any drawing thereunder; and (F) the full text of any certificate to be presented by such beneficiary in case of any drawing thereunder. In the case of a request for an amendment of any outstanding Dollar Letter of Credit, such Letter of Credit Application shall specify in form and detail reasonably satisfactory to the L/C Issuer (1) the Dollar Letter of Credit to be amended; (2) the proposed date of amendment thereof (which shall be a Business Day); and (3) the nature of the proposed amendment. Additionally, the U.S. Borrower shall furnish to the L/C Issuer and the Administrative Agent such other documents and information pertaining to such requested Dollar Letter of Credit issuance or amendment, including any Issuer Documents, as the L/C Issuer or the Administrative Agent may reasonably require.

         (ii) Promptly after receipt of any Letter of Credit Application, the L/C Issuer will confirm with the Administrative Agent (by telephone or in writing) that the Administrative Agent has received a copy of such Letter of Credit Application with respect to a Dollar Letter of Credit from the U.S. Borrower and, if not, the L/C Issuer will provide the Administrative Agent with a copy thereof. Unless the L/C Issuer has received written notice from any U.S. Revolving Credit Lender, the Administrative Agent or any Loan Party, at least one Business Day prior to the requested date of issuance or amendment of the applicable Dollar Letter of Credit, that one or more applicable conditions contained in Section 4.02 shall not then be satisfied, then, subject to the terms and conditions hereof, the L/C Issuer shall, on the requested date, issue a Dollar Letter of Credit for the account of the U.S. Borrower (or jointly the U.S. Borrower and the applicable Subsidiary) or enter into the applicable amendment, as the case may be, in each case in accordance with the L/C Issuer's usual and customary business practices. Immediately upon the issuance of each Dollar Letter of Credit, each U.S. Revolving Credit Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the L/C Issuer a risk participation in such Dollar Letter of Credit in an amount equal to the product of such U.S. Revolving Credit Lender's Applicable U.S. Revolving Credit Percentage times the amount of such Dollar Letter of Credit.

         (iii) If the U.S. Borrower so requests in any applicable Letter of Credit Application, the L/C Issuer may, in its sole and absolute discretion, agree to issue a Dollar Letter of Credit that has automatic extension provisions (each, an "Auto-Extension Dollar Letter of Credit"); provided that any such Auto-Extension Dollar Letter of Credit must permit the L/C Issuer to prevent any such extension at least once in each twelve-month period (commencing with the date of issuance of such Dollar Letter of Credit) by giving prior notice to the beneficiary thereof not later than a day (the "NonExtension Notice Date") in each such twelve-month period to be agreed upon at the time such Letter of Credit is issued. Unless otherwise directed by the L/C Issuer, the U.S. Borrower shall not be required to make a specific request to the L/C Issuer for any such extension. Once an Auto-Extension Dollar Letter of Credit has been issued, the U.S. Revolving Credit Lenders shall be deemed to have authorized (but may not require) the L/C Issuer to permit the extension of such Dollar Letter of Credit at any time to an expiry date not later than the Dollar Letter of Credit Expiration Date; provided, however, that the L/C Issuer shall not have an obligation to permit any such extension if
     (A) the L/C Issuer has determined that it would not be permitted, or would have no obligation at such time to issue such Dollar Letter of Credit in its revised form (as extended) under the terms hereof (by reason of the provisions of clause (ii) or (iii) of Section 2.03(a) or otherwise), or (B) it has received notice (which may be by telephone or in writing) on or before the day that is five Business Days before the NonExtension Notice Date (1) from the Administrative Agent that the Required Dollar Letter of Credit Lenders have elected not to permit such extension, (2) from the Administrative Agent, any U.S. Revolving Credit Lender or the U.S. Borrower that one or more of the applicable conditions specified in Section 4.02 is not then satisfied, and in each such case directing the L/C Issuer not to permit such extension or
     (3) from the U.S. Borrower directing the L/C Issuer not to permit such extension.

         (iv) Promptly after its delivery of any Dollar Letter of Credit or any amendment to a Dollar Letter of Credit to an advising bank with respect thereto or to the beneficiary thereof, the L/C Issuer will also deliver to the U.S. Borrower and the Administrative Agent a true and complete copy of such Dollar Letter of Credit or amendment and the Administrative Agent will give prompt notice of such Dollar Letter of Credit issuance or amendment to the U.S. Revolving Credit Lenders.

         (c)   Drawings and Reimbursements; Funding of Participations.

         (i) Upon receipt from the beneficiary of any Dollar Letter of Credit of any notice of a drawing under such Dollar Letter of Credit, the L/C Issuer shall notify the U.S. Borrower and the Administrative Agent thereof. If the L/C Issuer notifies the U.S. Borrower of such payment prior to 11:00 a.m. on the date of any payment by the L/C Issuer under a Dollar Letter of Credit (each such date, a "Dollar Honor Date"), the U.S. Borrower shall reimburse the L/C Issuer through the Administrative Agent in an amount equal to the amount of such drawing on such Dollar Honor Date; provided, that if such notice is not provided to the U.S. Borrower prior to 11:00 a.m. on the Dollar Honor Date, then the U.S. Borrower shall reimburse the L/C Issuer through the Administrative Agent in an amount equal to the amount of such drawing on the next succeeding Business Day and such extension of time shall be reflected in computing fees in respect of any such Dollar Letter of Credit. If the U.S. Borrower fails to so reimburse the L/C Issuer by such time, the Administrative Agent shall promptly notify each Revolving Credit Lender of the Dollar Honor Date, the amount of the unreimbursed drawing (the "Unreimbursed Dollar Amount"), and the amount of such U.S. Revolving Credit Lender's Applicable U.S. Revolving Credit Percentage thereof. In such event, the U.S. Borrower shall be deemed to have requested a U.S. Revolving Credit Borrowing of Base Rate Loans to be disbursed on the Dollar Honor Date in an amount equal to the Unreimbursed Amount, without regard to the minimum and multiples specified in Section 2.02 for the principal amount of Base Rate Loans, but subject to the amount of the unutilized portion of the U.S. Revolving Credit Commitments and the conditions set forth in Section 4.02 (other than the delivery of a Committed Loan Notice). Any notice given by the L/C Issuer or the Administrative Agent pursuant to this Section 2.03(c)(i) may be given by telephone if immediately confirmed in writing; provided that the lack of such an immediate confirmation shall not affect the conclusiveness or binding effect of such notice.

         (ii) Each U.S. Revolving Credit Lender shall upon receipt of any notice pursuant to Section 2.03(c)(i) make funds available to the Administrative Agent for the


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


     account of the L/C Issuer at the Administrative Agent's Office in an amount equal to its Applicable U.S. Revolving Credit Percentage of the Unreimbursed Dollar Amount not later than 1:00 p.m. on the Business Day specified in such notice by the Administrative Agent, whereupon, subject to the provisions of Section 2.03(c)(iii), each U.S. Revolving Credit Lender that so makes funds available shall be deemed to have made a Base Rate Loan to the U.S. Borrower in such amount. The Administrative Agent shall remit the funds so received to the L/C Issuer.

         (iii) With respect to any Unreimbursed Dollar Amount that is not fully refinanced by a U.S. Revolving Credit Borrowing of Base Rate Loans because the conditions set forth in Section 4.02 (other than the delivery of a Committed Loan Notice, which is not required to be satisfied) cannot be satisfied or for any other reason, the U.S. Borrower shall be deemed to have incurred from the L/C Issuer a Dollar L/C Borrowing in the amount of the Unreimbursed Dollar Amount that is not so refinanced, which Dollar L/C Borrowing shall be due and payable on demand (together with interest) and shall bear interest at the Default Rate. In such event, each U.S. Revolving Credit Lender's payment to the Administrative Agent for the account of the L/C Issuer pursuant to Section 2.03(c)(ii) shall be deemed payment in respect of its participation in such Dollar L/C Borrowing and shall constitute a Dollar L/C Advance from such Lender in satisfaction of its participation obligation under this Section 2.03.

         (iv) Until a U.S. Revolving Credit Lender funds its U.S. Revolving Credit Loan or Dollar L/C Advance pursuant to this Section 2.03(c) to reimburse the L/C Issuer for any amount drawn under any Dollar Letter of Credit, interest in respect of such Lender's Applicable U.S. Revolving Credit Percentage of such amount shall be solely for the account of the L/C Issuer.

         (v) Each U.S. Revolving Credit Lender's obligation to make U.S. Revolving Credit Loans or Dollar L/C Advances to reimburse the L/C Issuer for amounts drawn under Dollar Letters of Credit, as contemplated by this
     Section 2.03(c), shall be absolute and unconditional and shall not be affected by any circumstance, including (A) any setoff, counterclaim, recoupment, defense or other right which such Lender may have against the L/C Issuer, the U.S. Borrower or any other Person for any reason whatsoever; (B) the occurrence or continuance of a Default, or (C) any other occurrence, event or condition, whether or not similar to any of the foregoing; provided, however, that each U.S. Revolving Credit Lender's obligation to make U.S. Revolving Credit Loans pursuant to this Section 2.03(c) is subject to the conditions set forth in Section 4.02 (other than delivery by the U.S. Borrower of a Committed Loan Notice ). No such making of a Dollar L/C Advance shall relieve or otherwise impair the obligation of the U.S. Borrower to reimburse the L/C Issuer for the amount of any payment made by the L/C Issuer under any Dollar Letter of Credit, together with interest as provided herein.

         (vi) If any U.S. Revolving Credit Lender fails to make available to the Administrative Agent for the account of the L/C Issuer any amount required to be paid by such Lender pursuant to the foregoing provisions of this Section 2.03(c) by the time specified in Section 2.03(c)(ii), the L/C Issuer shall be entitled to recover from such Lender (acting through the Administrative Agent), on demand, such amount with interest


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     thereon for the period from the date such payment is required to the date on which such payment is immediately available to the L/C Issuer at a rate per annum equal to the greater of the Federal Funds Rate and a rate determined by the L/C Issuer in accordance with banking industry rules on interbank compensation from time to time in effect. A certificate of the L/C Issuer submitted to any U.S. Revolving Credit Lender (through the Administrative Agent) with respect to any amounts owing under this Section 2.03(c)(vi) shall be conclusive absent manifest error.

         (d)   Repayment of Participations.

         (i) At any time after the L/C Issuer has made a payment under any Dollar Letter of Credit and has received from any U.S. Revolving Credit Lender such Lender's L/C Advance in respect of such payment in accordance with Section 2.03(c), if the Administrative Agent receives for the account of the L/C Issuer any payment in respect of the related Unreimbursed Dollar Amount or interest thereon (whether directly from the U.S. Borrower or otherwise, including proceeds of Cash Collateral applied thereto by the Administrative Agent), the Administrative Agent will distribute to such Lender its Applicable U.S. Revolving Credit Percentage thereof (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Lender's Dollar L/C Advance was outstanding) in the same funds as those received by the Administrative Agent.

         (ii) If any payment received by the Administrative Agent for the account of the L/C Issuer pursuant to Section 2.03(c)(i) is required to be returned under any of the circumstances described in Section 10.05 (including pursuant to any settlement entered into by the L/C Issuer in its discretion), each U.S. Revolving Credit Lender shall pay to the Administrative Agent for the account of the L/C Issuer its Applicable U.S. Revolving Credit Percentage thereof on demand of the Administrative Agent, plus interest thereon from the date of such demand to the date such amount is returned by such Lender, at a rate per annum equal to the Federal Funds Rate from time to time in effect. The obligations of the Lenders under this clause shall survive the payment in full of the Obligations and the termination of this Agreement.

         (e) Obligations Absolute. The obligation of the U.S. Borrower to reimburse the L/C Issuer for each drawing under each Dollar Letter of Credit and to repay each Dollar L/C Borrowing shall be absolute, unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement under all circumstances, including the following:

         (i) any lack of validity or enforceability of such Dollar Letter of Credit, this Agreement, or any other Loan Document;

         (ii) the existence of any claim, counterclaim, setoff, defense or other right that the U.S. Borrower or any Subsidiary may have at any time against any beneficiary or any transferee of such Dollar Letter of Credit (or any Person for whom any such beneficiary or any such transferee may be acting), the L/C Issuer or any other Person, whether in connection with this Agreement, the transactions contemplated hereby or by such Dollar


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


     Letter of Credit or any agreement or instrument relating thereto, or any unrelated transaction;

         (iii) any draft, demand, certificate or other document presented under such Dollar Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; or any loss or delay in the transmission or otherwise of any document required in order to make a drawing under such Dollar Letter of Credit;

         (iv) any payment by the L/C Issuer under such Dollar Letter of Credit against presentation of a draft or certificate that does not strictly comply with the terms of such Dollar Letter of Credit; or any payment made by the L/C Issuer under such Dollar Letter of Credit to any Person purporting to be a trustee in bankruptcy, debtor-in-possession, assignee for the benefit of creditors, liquidator, receiver or other representative of or successor to any beneficiary or any transferee of such Dollar Letter of Credit, including any arising in connection with any proceeding under any Debtor Relief Law;

         (v) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, including any other circumstance that might otherwise constitute a defense available to, or a discharge of, the U.S. Borrower or any of its Subsidiaries.

         The U.S. Borrower shall promptly examine a copy of each Dollar Letter of Credit and each amendment thereto that is delivered to it and, in the event of any claim of noncompliance with the U.S. Borrower's instructions or other irregularity, the U.S. Borrower will promptly notify the L/C Issuer. The U.S. Borrower shall be conclusively deemed to have waived any such claim against the L/C Issuer and its correspondents unless such notice is given as aforesaid.

         (f) Role of L/C Issuer. Each Lender and the U.S. Borrower agree that, in paying any drawing under a Dollar Letter of Credit, the L/C Issuer shall not have any responsibility to obtain any document (other than any sight draft, certificates and documents expressly required by the Dollar Letter of Credit) or to ascertain or inquire as to the validity or accuracy of any such document or the authority of the Person executing or delivering any such document. None of the L/C Issuer, the Administrative Agent, any of their respective Related Parties nor any correspondent, participant or assignee of the L/C Issuer shall be liable to any Lender for (i) any action taken or omitted in connection herewith at the request or with the approval of the U.S. Revolving Credit Lenders or the Required Dollar Letter of Credit Lenders, as applicable; (ii) any action taken or omitted in the absence of gross negligence or willful misconduct; or (iii) the due execution, effectiveness, validity or enforceability of any document or instrument related to any Dollar Letter of Credit or Issuer Document. The U.S. Borrower hereby assumes all risks of the acts or omissions of any beneficiary or transferee with respect to its use of any Dollar Letter of Credit; provided, however, that this assumption is not intended to, and shall not, preclude the U.S. Borrower's pursuing such rights and remedies as it may have against the beneficiary or transferee at law or under any other agreement. None of the L/C Issuer, the Administrative Agent, any of their respective Related Parties nor any correspondent, participant or assignee of the L/C Issuer shall be liable or responsible for any of the matters described in clauses (i) through (v) of Section 2.03(e); provided, however, that anything in such


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


clauses to the contrary notwithstanding, the U.S. Borrower may have a claim against the L/C Issuer, and the L/C Issuer may be liable to the U.S. Borrower, to the extent, but only to the extent, of any direct, as opposed to consequential or exemplary, damages suffered by the U.S. Borrower which the U.S. Borrower proves were caused by the L/C Issuer's willful misconduct or gross negligence or the L/C Issuer's willful or grossly negligent failure to pay under any Dollar Letter of Credit after the presentation to it by the beneficiary of a sight draft and certificate(s) strictly complying with the terms and conditions of a Dollar Letter of Credit. In furtherance and not in limitation of the foregoing, the L/C Issuer may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary, and the L/C Issuer shall not be responsible for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign a Dollar Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason.

         (g)   Cash Collateral. Upon the request of the Administrative Agent,
(i) if the L/C Issuer has honored any full or partial drawing request under any Dollar Letter of Credit and such drawing has resulted in a Dollar L/C Borrowing, or (ii) if, as of the Dollar Letter of Credit Expiration Date, any Dollar L/C Obligation for any reason remains outstanding, the U.S. Borrower shall, in each case, immediately Cash Collateralize the then Outstanding Amount of all Dollar L/C Obligations; provided, that all such Cash Collateral or Backstop L/Cs (each as defined below) shall be denominated in Dollars. Sections
2.07 and 8.02(c) set forth certain additional requirements to deliver Cash Collateral hereunder. For purposes of this Section 2.03, Section 2.04, Section 2.05, Section 2.07 and Section 8.02(c), "Cash Collateralize" means to pledge and deposit with or deliver to the Administrative Agent, for the benefit of the L/C Issuer and the Lenders, as collateral for the L/C Obligations, cash or deposit account balances ("Cash Collateral") or one or more backstop Letters of Credit in form and substance acceptable to, and issued by financial institutions reasonably acceptable to the L/C Issuer (each such Letter of Credit, a "Backstop L/C") pursuant to documentation in form and substance reasonably satisfactory to the Administrative Agent and the L/C Issuer (which documents are hereby consented to by the Lenders). Derivatives of such term have corresponding meanings. The Borrowers hereby grant to the Administrative Agent, for the benefit of the L/C Issuer and the Lenders, a security interest in all such cash, deposit accounts and all balances therein and all proceeds of the foregoing. Cash Collateral shall be maintained in Cash Collateral Accounts. If at any time the Administrative Agent determines that any funds held as Cash Collateral are subject to any right or claim of any Person other than the Administrative Agent or that the total amount of such funds and Backstop L/Cs then held by the L/C Issuer in respect of Dollar L/C Obligations is less than the aggregate Outstanding Amount of all Dollar L/C Obligations, the U.S. Borrower will, forthwith upon demand by the Administrative Agent either (x) deliver one or more additional Backstop L/Cs or (y) pay to the Administrative Agent, as additional funds to be deposited as Cash Collateral aforesaid, an amount equal to the excess of (a) such aggregate Outstanding Amount over (b) the total amount of funds, if any, then held as Cash Collateral in respect of Dollar L/C Obligations that the Administrative Agent determines to be free and clear of any such right and claim or subjected to such existing Backstop L/Cs. Upon the drawing of any Dollar Letter of Credit for which funds are on deposit as Cash Collateral, such funds shall be applied, to the extent permitted under applicable law, to reimburse the L/C Issuer or the U.S. Revolving Credit Lenders in accordance with the terms hereof. In the event that the funds held as Cash Collateral exceed in respect of Dollar L/C Obligations 105% of the aggregate


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Outstanding Amount of all Dollar L/C Obligations, the L/C Issuer shall, at the
U.S. Borrower's request, refund such excess to the U.S. Borrower so long as no Default or Event of Default shall have occurred and be continuing. In the event that the aggregate amount available to be drawn under any Backstop L/C held in respect to Dollar L/C Obligations exceeds 105% of the aggregate Outstanding Amount of all Dollar L/C Obligations, the L/C Issuer shall, upon request by the U.S. Borrower, use reasonable efforts to cause the aggregate among available to be drawn under any such Backstop L/C to be reduced by the amount of such excess, so long as no Default or Event of Default shall have occurred and be continuing.

         (h) Applicability of ISP98 and UCP. Unless otherwise expressly agreed by the L/C Issuer and the U.S. Borrower when a Dollar Letter of Credit is issued (including any such agreement applicable to an Existing Letter of Credit), (i) the rules of the ISP shall apply to each standby Dollar Letter of Credit, and (ii) the rules of the Uniform Customs and Practice for Documentary Credits, as most recently published by the International Chamber of Commerce at the time of issuance shall apply to each commercial Dollar Letter of Credit.

         (i) Letter of Credit Fees. The U.S. Borrower shall pay to the Administrative Agent for the account of each U.S. Revolving Credit Lender in accordance with its Applicable U.S. Revolving Credit Percentage a Letter of Credit Fee (the "Dollar Letter of Credit Fee") for each Dollar Letter of Credit equal to the Applicable Rate times the daily amount available to be drawn under such Dollar Letter of Credit. For purposes of computing the daily amount available to be drawn under any Dollar Letter of Credit, the amount of such Dollar Letter of Credit shall be determined in accordance with Section 1.06. Letter of Credit Fees shall be (i) computed on a quarterly basis in arrears and
(ii) due and payable on the last Business Day of each March, June, September and December, commencing with the first such date to occur after the issuance of such Dollar Letter of Credit, on the Dollar Letter of Credit Expiration Date and thereafter on demand. If there is any change in the Applicable Rate during any quarter, the daily amount available to be drawn under each standby Dollar Letter of Credit shall be computed and multiplied by the Applicable Rate separately for each period during such quarter that such Applicable Rate was in effect. Notwithstanding anything to the contrary contained herein, upon the request of the Required Dollar Letter of Credit Lenders, while any Event of Default exists, all Letter of Credit Fees payable under shall accrue at the Default Rate.

         (j) Fronting Fee and Documentary and Processing Charges Payable to L/C Issuer. The U.S. Borrower shall pay directly to the L/C Issuer for its own account a fronting fee (i) with respect to each commercial Dollar Letter of Credit, at a rate separately agreed between the U.S. Borrower and the L/C Issuer, computed on the amount of such Dollar Letter of Credit, and payable upon the issuance thereof, (ii) with respect to any amendment of a commercial Dollar Letter of Credit increasing the amount of such Dollar Letter of Credit, at a rate separately agreed between the U.S. Borrower and the L/C Issuer, computed on the amount of such increase, and payable upon the effectiveness of such amendment and (iii) with respect to each standby Dollar Letter of Credit, at a rate separately agreed between the U.S. Borrower and the L/C Issuer, computed on the daily amount available to be drawn under such Letter of Credit on a quarterly basis in arrears, and due and payable on the last Business Day of each calendar quarter, commencing with the first such date to occur after the issuance of such Dollar Letter of Credit, on the Dollar Letter of Credit Expiration Date and thereafter on demand. In addition, the U.S. Borrower shall pay directly to the L/C Issuer for its own account the customary issuance,


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presentation, amendment and other processing fees, and other standard costs and charges, of the L/C Issuer relating to letters of credit as from time to time in effect. Such customary fees and standard costs and charges are due and payable on demand and are nonrefundable.

         (k) Conflict with Issuer Documents. In the event of any conflict between the terms hereof and the terms of any Issuer Document, the terms hereof shall control.

         (l) Letters of Credit Issued for Subsidiaries. Notwithstanding that a Dollar Letter of Credit issued or outstanding hereunder is in support of any obligations of, or is for the account of, a Subsidiary, the U.S. Borrower shall be obligated to reimburse the L/C Issuer hereunder for any and all drawings under such Dollar Letter of Credit. The U.S. Borrower hereby acknowledges that the issuance of Dollar Letters of Credit for the account of Subsidiaries inures to the benefit of the U.S. Borrower, and that the U.S. Borrower's business derives substantial benefits from the businesses of such Subsidiaries.

         (m)   Non-Dollar Letters of Credit

               (i) The U.S. Borrower agrees that its reimbursement obligation under Section 2.03(c) and any resulting L/C Borrowing, in each case in respect of a drawing under any Non-Dollar Letter of Credit, (x) shall be payable in Dollars at the Dollar Equivalent of such obligation in the currency in which such Non-Dollar Letter of Credit was issued (determined on the date of payment) and (y) in lieu of interest payable pursuant to Section 2.03(c), shall bear interest at a rate per annum equal to the sum of the Federal Funds Rate plus the Applicable Rate plus 3% for each day from and including the Dollar Honor Date to but excluding the date such obligation is paid in full.

               (ii) Each Lender agrees that its obligation to make U.S. Revolving Credit Loans under Section 2.03(c) and to make L/C Advances for any unpaid reimbursement obligation or L/C Borrowing in respect of a drawing under any Non-Dollar Letter of Credit shall be payable in Dollars at the Dollar Equivalent of such obligation in the currency in which such Non-Dollar Letter of Credit was issued (calculated on the date of payment) (and, in lieu of interest payable pursuant to Section 2.03(c)(vi), any such amount which is not paid when due shall bear interest at a rate per annum equal to the Overnight Rate plus, beginning on the third Business Day after such amount was due, the Applicable Rate).

               (iii) For purposes of determining whether there is availability for the U.S. Borrower to request, continue or convert any Loan, or request, extend or increase the face amount of any Letter of Credit, the Dollar Equivalent of the Outstanding Amount of each Non-Dollar Letter of Credit shall be calculated on the date such Letter of Credit is to be issued, extended or increased and on the last day of each calendar month.

               (iv) For purposes of determining (i) the amount of the Outstanding Amount of Dollar L/C Obligations, (ii) the letter of credit fee under Section 2.03(i), and (iii) the Total U.S. Revolving Credit Outstandings in Section 2.07(b)(iv), the Dollar Equivalent of the Outstanding Amount of any Non-Dollar


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         Letter of Credit shall be determined on each of (1) the date of any payment by the Issuing Lender in respect of a drawing under such Non-Dollar Letter of Credit, (2) the last day of each calendar month and (4) each day on which the U.S. Revolving Credit Commitments are reduced.

         2.04  Euro Letters of Credit.

         (a)   The Euro Letter of Credit Commitment.

         (i) Subject to the terms and conditions set forth herein, (A) the L/C Issuer agrees, in reliance upon the agreements of the other Euro Currency Revolving Credit Lenders set forth in this Section 2.04, (1) from time to time on any Business Day during the period from the Closing Date until the Euro Letter of Credit Expiration Date, to issue Euro Letters of Credit for the account of the Euro Borrower (or jointly for the account of the Euro Borrower and any of its Subsidiaries), and to amend or extend Euro Letters of Credit previously issued by it, in accordance with Section 2.04(b), and
     (2) to honor drawings under the Euro Letters of Credit; and (B) the Euro Revolving Credit Lenders severally agree to participate in Euro Letters of Credit issued for the account of the Euro Borrower (or jointly for the account of the Euro Borrower and any of its Subsidiaries) and any drawings thereunder; provided that after giving effect to any L/C Credit Extension with respect to any Euro Letter of Credit, (x) the Total Euro Revolving Credit Outstandings at such time shall not exceed the Euro Revolving
     Credit Facility at such time, (y) the aggregate Outstanding Amount of the Euro Revolving Credit Loans of any Euro Revolving Credit Lender, plus such Lender's Applicable Euro Revolving Credit Percentage of the Outstanding Amount of all Euro L/C Obligations, plus such Lender's Applicable Euro Revolving Credit Percentage of the Outstanding Amount of all Euro Swing Line Loans, shall not exceed such Lender's Euro Revolving Credit Commitment, and (z) the Outstanding Amount of the Euro L/C Obligations at such time shall not exceed the Euro Letter of Credit Sublimit. Each request by the Euro Borrower for the issuance or amendment of a Euro
     Letter of Credit shall be deemed to be a representation by the Euro Borrower that the Euro L/C Credit Extension so requested complies with the conditions set forth in the proviso to the preceding sentence. Within the foregoing limits, and subject to the terms and conditions hereof, the Euro Borrower's ability to obtain Euro Letters of Credit shall be fully revolving, and accordingly the Euro Borrower may, during the foregoing period, obtain Euro Letters of Credit to replace Euro Letters of Credit that have expired or that have been drawn upon and reimbursed.

         (ii) The L/C Issuer shall not issue any Euro Letter of Credit if subject to Section 2.04(b)(iii), the expiry date of such requested Euro Letter of Credit would occur more than twelve months after the date of issuance or last extension, unless the Required Euro Letter of Credit Lenders have approved such expiry date.

         (iii) The L/C Issuer shall not be under any obligation to issue any Euro Letter of Credit if:

               (A) any order, judgment or decree of any Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain the L/C Issuer from


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


         issuing such Euro Letter of Credit, or any Law applicable to the L/C Issuer or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over the L/C Issuer shall prohibit, or request that the L/C Issuer refrain from, the issuance of letters of credit generally or such Euro Letter of Credit in particular or shall impose upon the L/C Issuer with respect to such Euro Letter of Credit any restriction, reserve or capital requirement (for which the L/C Issuer is not otherwise compensated hereunder) not in effect on the Closing Date, or shall impose upon the L/C Issuer any unreimbursed loss, cost or expense which was not applicable on the Closing Date and which the L/C Issuer in good faith deems material to it;

               (B) the issuance of such Euro Letter of Credit would violate one or more policies of the L/C Issuer;

               (C) except as otherwise agreed by the Administrative Agent and the L/C Issuer, such Euro Letter of Credit is in an initial stated amount less than (euro)100,000;

               (D) the expiry date of such requested Euro Letter of Credit would occur after the Euro Letter of Credit Expiration Date, unless all of the Euro Revolving Credit Lenders have approved such expiry date.

               (E) such Euro Letter of Credit is to be denominated in a currency other than Euros;

               (F) such Euro Letter of Credit contains any provisions for automatic reinstatement of the stated amount after any drawing thereunder; or

               (G) a default of any Lender's obligations to fund under Section 2.04(c) exists or any Lender is at such time a Defaulting Lender hereunder, unless the L/C Issuer has entered into satisfactory arrangements with the Euro Borrower or such Lender to eliminate the L/C Issuer's risk with respect to such Lender.

         (iv) The L/C Issuer shall not amend any Euro Letter of Credit if the L/C Issuer would not be permitted at such time to issue such Euro Letter of Credit in its amended form under the terms hereof.

         (v) The L/C Issuer shall be under no obligation to amend any Euro Letter of Credit if (A) the L/C Issuer would have no obligation at such time to issue such Euro Letter of Credit in its amended form under the terms hereof, or (B) the beneficiary of such Euro Letter of Credit does not accept the proposed amendment to such Euro Letter of Credit.

         (vi) The L/C Issuer shall act on behalf of the Euro Revolving Credit Lenders with respect to any Euro Letters of Credit issued by it and the documents associated therewith, and the L/C Issuer shall have all of the benefits and immunities (A) provided to the Administrative Agent in
     Article IX with respect to any acts taken or omissions suffered by the L/C Issuer in connection with Euro Letters of Credit issued by it or


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     proposed to be issued by it and Issuer Documents pertaining to such Euro
     Letters of Credit as fully as if the term "Administrative Agent" as used in Article IX included the L/C Issuer with respect to such acts or omissions, and (B) as additionally provided herein with respect to the L/C Issuer.

         (b) Procedures for Issuance and Amendment of Euro Letters of Credit; Auto-Extension Euro Letters of Credit.

         (i) Each Euro Letter of Credit shall be issued or amended, as the case may be, upon the request of the Euro Borrower delivered to the L/C Issuer (with a copy to the Administrative Agent) in the form of a Letter of Credit Application, appropriately completed and signed by a Responsible Officer of the Euro Borrower. Such Letter of Credit Application must be received by the L/C Issuer and the Administrative Agent not later than 11:00 a.m. (Relevant Local Time) at least three Business Days (or such later date and time as the Administrative Agent and the L/C Issuer may agree in a particular instance in their sole discretion) prior to the proposed issuance date or date of amendment, as the case may be. In the case of a request for an initial issuance of a Euro Letter of Credit, such Letter of Credit Application shall specify in form and detail reasonably satisfactory to the L/C Issuer: (A) the proposed issuance date of the requested Euro Letter of Credit (which shall be a Business Day); (B) the amount thereof; (C) the expiry date thereof; (D) the name and address of the beneficiary thereof; (E) the documents to be presented by such beneficiary in case of any drawing thereunder and (F) the full text of any certificate to be presented by such beneficiary in case of any drawing thereunder. In the case of a request for an amendment of any outstanding Euro Letter of Credit, such Letter of Credit Application shall specify in form and detail reasonably satisfactory to the L/C Issuer (1) the Euro Letter of Credit to be amended; (2) the proposed date of amendment thereof (which shall be a Business Day) and (3) the nature of the proposed amendment. Additionally, the Euro Borrower shall furnish to the L/C Issuer and the Administrative Agent such other documents and information pertaining to such requested Euro Letter of Credit issuance or amendment, including any Issuer Documents, as the L/C Issuer or the Administrative Agent may reasonably require.

         (ii) Promptly after receipt of any Letter of Credit Application, the L/C Issuer will confirm with the Administrative Agent (by telephone or in writing) that the Administrative Agent has received a copy of such Letter of Credit Application from the Euro Borrower and, if not, the L/C Issuer will provide the Administrative Agent with a copy thereof. Unless the L/C Issuer has received written notice from any Euro Revolving Credit Lender, the Administrative Agent or any Loan Party, at least one Business Day prior to the requested date of issuance or amendment of the applicable Euro Letter of Credit, that one or more applicable conditions contained in
     Section 4.02 shall not then be satisfied, then, subject to the terms and conditions hereof, the L/C Issuer shall, on the requested date, issue a Euro Letter of Credit for the account of the Euro Borrower (or jointly the Euro Borrower and the applicable Subsidiary) or enter into the applicable amendment, as the case may be, in each case in accordance with the L/C Issuer's usual and customary business practices. Immediately upon the issuance of each Euro Letter of Credit, each Euro Revolving Credit Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the L/C Issuer a risk participation in such


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     Euro Letter of Credit in an amount equal to the product of such Euro
     Revolving Credit Lender's Applicable Euro Revolving Credit Percentage times the amount of such Euro Letter of Credit.

         (iii) If the Euro Borrower so requests in any applicable Letter of Credit Application, the L/C Issuer may, in its sole and absolute discretion, agree to issue a Euro Letter of Credit that has automatic extension provisions (each, an "Auto-Extension Euro Letter of Credit"); provided that any such Auto-Extension Euro Letter of Credit must permit the L/C Issuer to prevent any such extension at least once in each twelve-month period (commencing with the date of issuance of such Euro Letter of Credit) by giving prior notice to the beneficiary thereof not later than the NonExtension Notice Date in each such twelve-month period to be agreed upon at the time such Euro Letter of Credit is issued. Unless otherwise directed by the L/C Issuer, the Euro Borrower shall not be required to make a specific request to the L/C Issuer for any such extension. Once an Auto-Extension Euro Letter of Credit has been issued, the Euro Revolving Credit Lenders shall be deemed to have authorized (but may not require) the L/C Issuer to permit the extension of such Euro Letter of Credit at any time to an expiry date not later than the Euro Letter of Credit Expiration Date; provided, however, that the L/C Issuer shall not have an obligation to permit any such extension if (A) the L/C Issuer has determined that it would not be permitted, or would have no obligation at such time to issue such Euro Letter of Credit in its revised form (as extended) under the terms hereof (by reason of the provisions of clause (ii) or (iii) of Section 2.04(a) or otherwise), or (B) it has received notice (which may be by telephone or in writing) on or before the day that is five Business Days before the NonExtension Notice Date (1) from the Administrative Agent that the Required Euro Letter of Credit Lenders have elected not to permit such extension, (2) from the Administrative Agent, any Euro Revolving Credit Lender or the Euro Borrower that one or more of the applicable conditions specified in
     Section 4.02 is not then satisfied, and in each such case directing the L/C Issuer not to permit such extension or (3) from the Euro Borrower directing the L/C Issuer not to permit such extension.

         (iv) Promptly after its delivery of any Euro Letter of Credit or any amendment to a Euro Letter of Credit to an advising bank with respect thereto or to the beneficiary thereof, the L/C Issuer will also deliver to the Euro Borrower and the Administrative Agent a true and complete copy of such Euro Letter of Credit or amendment and the Administrative Agent will give prompt notice of such Euro Letter of Credit issuance or amendment to the Euro Revolving Credit Lenders.

         (c)   Drawings and Reimbursements; Funding of Participations.

         (i) Upon receipt from the beneficiary of any Euro Letter of Credit of any notice of a drawing under such Euro Letter of Credit, the L/C Issuer shall notify the Euro Borrower and the Administrative Agent thereof. If the L/C Issuer notifies the Euro Borrower of such payment prior to 11:00 a.m. on the date of any payment by the L/C Issuer under a Euro Letter of Credit (each such date, a "Euro Honor Date"), the Euro Borrower shall reimburse the L/C Issuer through the Administrative Agent in an amount equal to the amount of such drawing. On such Euro Honor Date; provided that if such


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


     notice is not provided to the Euro Borrower prior to 11:00 a.m. on the Euro Honor Date, then the Euro Borrower shall reimburse the L/C Issuer through the Administrative Agent in an amount equal to the amount of such drawing on the next succeeding Business Day and such extension of time shall be reflected in computing fees in respect of any such Euro Letter of Credit. If the Euro Borrower fails to so reimburse the L/C Issuer by such time, the Administrative Agent shall promptly notify each Euro Revolving Credit Lender of the Euro Honor Date, the amount of the unreimbursed drawing (the "Unreimbursed Euro Amount"), and the amount of such Euro Revolving Credit Lender's Applicable Euro Revolving Credit Percentage thereof. In such event, the Euro Borrower shall be deemed to have requested a Euro Revolving Credit Borrowing of Eurocurrency Rate Loans with an Interest Period of one month to be disbursed on the Euro Honor Date in an amount equal to the Unreimbursed Euro Amount, without regard to the minimum and multiples specified in Section 2.02 for the principal amount of Eurocurrency Rate Loans, but subject to the amount of the unutilized portion of the Euro Revolving Credit Commitments and the conditions set forth in Section 4.02 (other than the delivery of a Committed Loan Notice). Any notice given by the L/C Issuer or the Administrative Agent pursuant to this Section 2.04(c)(i) may be given by telephone if immediately confirmed in writing; provided that the lack of such an immediate confirmation shall not affect the conclusiveness or binding effect of such notice.

         (ii) Each Euro Revolving Credit Lender shall upon receipt of any notice pursuant to Section 2.04(c)(i) make funds available to the Administrative Agent for the account of the L/C Issuer at the Administrative Agent's Office in an amount equal to its Applicable Euro Revolving Credit Percentage of the Unreimbursed Euro Amount not later than 1:00 p.m. on the Business Day specified in such notice by the Administrative Agent, whereupon, subject to the provisions of Section 2.04(c)(iii), each Euro Revolving Credit Lender that so makes funds available shall be deemed to have made a Eurocurrency Rate Loan with an Interest Period of one month to the Euro Borrower in such amount. The Administrative Agent shall remit the funds so received to the L/C Issuer.

         (iii) With respect to any Unreimbursed Euro Amount that is not fully refinanced by a Euro Revolving Credit Borrowing of Eurocurrency Rate Loans because the conditions set forth in Section 4.02 (other than the delivery of a Committed Loan Notice, which is not required to be satisfied) cannot be satisfied or for any other reason, the Euro Borrower shall be deemed to have incurred from the L/C Issuer a Euro L/C Borrowing in the amount of the Unreimbursed Euro Amount that is not so refinanced, which Euro L/C Borrowing shall be due and payable on demand (together with interest) and shall bear interest at the Default Rate. In such event, each Euro Revolving Credit Lender's payment to the Administrative Agent for the account of the L/C Issuer pursuant to Section 2.04(c)(ii) shall be deemed payment in respect of its participation in such Euro L/C Borrowing and shall constitute a Euro L/C Advance from such Lender in satisfaction of its participation obligation under this Section 2.04.

         (iv) Until a Euro Revolving Credit Lender funds its Euro Revolving Credit Loan or Euro L/C Advance pursuant to this Section 2.04(c) to reimburse the L/C Issuer for any amount drawn under any Euro Letter of Credit, interest in respect of such


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     Lender's Applicable Euro Revolving Credit Percentage of such amount shall be solely for the account of the L/C Issuer.

         (v) Each Euro Revolving Credit Lender's obligation to make Euro Revolving Credit Loans or Euro L/C Advances to reimburse the L/C Issuer for amounts drawn under Euro Letters of Credit, as contemplated by this
     Section 2.04(c), shall be absolute and unconditional and shall not be affected by any circumstance, including (A) any setoff, counterclaim, recoupment, defense or other right which such Lender may have against the L/C Issuer, the Euro Borrower or any other Person for any reason whatsoever; (B) the occurrence or continuance of a Default, or (C) any other occurrence, event or condition, whether or not similar to any of the foregoing; provided, however, that each Euro Revolving Credit Lender's obligation to make Euro Revolving Credit Loans pursuant to this Section 2.04(c) is subject to the conditions set forth in Section 4.02 (other than delivery by the Euro Borrower of a Committed Loan Notice ). No such making of a Euro L/C Advance shall relieve or otherwise impair the obligation of the Euro Borrower to reimburse the L/C Issuer for the amount of any payment made by the L/C Issuer under any Euro Letter of Credit, together with interest as provided herein.

         (vi) If any Euro Revolving Credit Lender fails to make available to the Administrative Agent for the account of the L/C Issuer any amount required to be paid by such Lender pursuant to the foregoing provisions of this Section 2.04(c) by the time specified in Section 2.04(c)(ii), the L/C Issuer shall be entitled to recover from such Lender (acting through the Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to the L/C Issuer at a rate per annum equal to the greater of the Overnight Rate and a rate determined by the L/C Issuer in accordance with banking industry rules on interbank compensation from time to time in effect. A certificate of the L/C Issuer submitted to any Euro Revolving Credit Lender (through the Administrative Agent) with respect to any amounts owing under this Section 2.04(c)(vi) shall be conclusive absent manifest error.

         (d)   Repayment of Participations.

         (i) At any time after the L/C Issuer has made a payment under any Euro Letter of Credit and has received from any Euro Revolving Credit Lender such Lender's L/C Advance in respect of such payment in accordance with Section 2.04(c), if the Administrative Agent receives for the account of the L/C Issuer any payment in respect of the related Unreimbursed Euro Amount or interest thereon (whether directly from the Euro Borrower or otherwise, including proceeds of Cash Collateral applied thereto by the Administrative Agent), the Administrative Agent will distribute to such Lender its Applicable Euro Revolving Credit Percentage thereof (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Lender's Euro L/C Advance was outstanding) in the same funds as those received by the Administrative Agent.

         (ii) If any payment received by the Administrative Agent for the account of the L/C Issuer pursuant to Section 2.04(c)(i) is required to be returned under any of the


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


     circumstances described in Section 10.05 (including pursuant to any settlement entered into by the L/C Issuer in its discretion), each Euro Revolving Credit Lender shall pay to the Administrative Agent for the account of the L/C Issuer its Applicable Euro Revolving Credit Percentage thereof on demand of the Administrative Agent, plus interest thereon from the date of such demand to the date such amount is returned by such Lender, at a rate per annum equal to the Overnight Rate from time to time in effect. The obligations of the Lenders under this clause shall survive the payment in full of the Obligations and the termination of this Agreement.

         (e) Obligations Absolute. The obligation of the Euro Borrower to reimburse the L/C Issuer for each drawing under each Euro Letter of Credit and to repay each Euro L/C Borrowing shall be absolute, unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement under all circumstances, including the following:

         (i) any lack of validity or enforceability of such Euro Letter of Credit, this Agreement, or any other Loan Document;

         (ii) the existence of any claim, counterclaim, setoff, defense or other right that the Euro Borrower or any Subsidiary may have at any time against any beneficiary or any transferee of such Euro Letter of Credit (or any Person for whom any such beneficiary or any such transferee may be acting), the L/C Issuer or any other Person, whether in connection with this Agreement, the transactions contemplated hereby or by such Euro Letter of Credit or any agreement or instrument relating thereto, or any unrelated transaction;

         (iii) any draft, demand, certificate or other document presented under such Euro Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; or any loss or delay in the transmission or otherwise of any document required in order to make a drawing under such Euro Letter of Credit;

         (iv) any payment by the L/C Issuer under such Euro Letter of Credit against presentation of a draft or certificate that does not strictly comply with the terms of such Euro Letter of Credit; or any payment made by the L/C Issuer under such Euro Letter of Credit to any Person purporting to be a trustee in bankruptcy, debtor-in-possession, assignee for the benefit of creditors, liquidator, receiver or other representative of or successor to any beneficiary or any transferee of such Euro Letter of Credit, including any arising in connection with any proceeding under any Debtor Relief Law;

         (v) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, including any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Euro Borrower or any of its Subsidiaries.

         The Euro Borrower shall promptly examine a copy of each Euro Letter of Credit and each amendment thereto that is delivered to it and, in the event of any claim of noncompliance with the Euro Borrower's instructions or other irregularity, the Euro Borrower will promptly notify the L/C Issuer. The Euro Borrower shall be conclusively deemed to have waived any such claim against the L/C Issuer and its correspondents unless such notice is given as aforesaid.

         (f) Role of L/C Issuer. Each Lender and the Euro Borrower agree that, in paying any drawing under a Euro Letter of Credit, the L/C Issuer shall not have any responsibility to obtain any document (other than any sight draft, certificates and documents expressly required by the Euro Letter of Credit) or to ascertain or inquire as to the validity or accuracy of any such document or the authority of the Person executing or delivering any such document. None of the L/C Issuer, the Administrative Agent, any of their respective Related Parties nor any correspondent, participant or assignee of the L/C Issuer shall be liable to any Lender for (i) any action taken or omitted in connection herewith at the request or with the approval of the Euro Revolving Credit Lenders or the Required Euro Letter of Credit Lenders, as applicable; (ii) any action taken or omitted in the absence of gross negligence or willful misconduct; or (iii) the due execution, effectiveness, validity or enforceability of any document or instrument related to any Euro Letter of Credit or Issuer Document. The Euro Borrower hereby assumes all risks of the acts or omissions of any beneficiary or transferee with respect to its use of any Euro Letter of Credit; provided, however, that this assumption is not intended to, and shall not, preclude the Euro Borrower's pursuing such rights and remedies as it may have against the beneficiary or transferee at law or under any other agreement. None of the L/C Issuer, the Administrative Agent, any of their respective Related Parties nor any correspondent, participant or assignee of the L/C Issuer shall be liable or responsible for any of the matters described in clauses (i) through (v) of Section 2.04(e); provided, however, that anything in such clauses to the contrary notwithstanding, the Euro Borrower may have a claim against the L/C Issuer, and the L/C Issuer may be liable to the Euro Borrower, to the extent, but only to the extent, of any direct, as opposed to consequential or exemplary, damages suffered by the Euro Borrower which the Euro Borrower proves were caused by the L/C Issuer's willful misconduct or gross negligence or the L/C Issuer's willful or grossly negligent failure to pay under any Euro Letter of Credit after the presentation to it by the beneficiary of a sight draft and certificate(s) strictly complying with the terms and conditions of a Euro Letter of Credit. In furtherance and not in limitation of the foregoing, the L/C Issuer may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary, and the L/C Issuer shall not be responsible for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign a Euro Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason.

         (g)   Cash Collateral. Upon the request of the Administrative Agent,
(i) if the L/C Issuer has honored any full or partial drawing request under any Euro Letter of Credit and such drawing has resulted in a Euro L/C Borrowing, or
(ii) if, as of the Euro Letter of Credit Expiration Date, any Euro L/C Obligation for any reason remains outstanding, the Euro Borrower shall, in each case, immediately Cash Collateralize the then Outstanding Amount of all Euro L/C Obligations; provided that all such cash collateral or Backstop L/Cs shall be denominated in Euros. The Euro Borrower hereby grants to the Administrative Agent, for the benefit of the L/C Issuer and the Lenders, a security interest in all such cash, deposit accounts and all balances therein and all proceeds of the foregoing. Cash Collateral shall be maintained in Cash Collateral Accounts. If at any time the Administrative Agent determines that any funds held as Cash Collateral are subject to any right or claim of any Person other than the

Administrative Agent or that the total amount of such funds and Backstop L/Cs held in respect of Euro L/C Obligations is less than the aggregate Outstanding Amount of all Euro L/C Obligations, the Euro Borrower will, forthwith upon demand by the Administrative Agent either (x) deliver one or more additional Backstop L/Cs or (y), pay to the Administrative Agent, as additional funds to be deposited as Cash Collateral aforesaid, an amount equal to the excess of (a) such aggregate Outstanding Amount over (b) the total amount of funds, if any, then held as Cash Collateral in respect in respect of Euro L/C Obligations that the Administrative Agent determines to be free and clear of any such right and claim or subject to such existing Backstop L/Cs. Upon the drawing of any Euro Letter of Credit for which funds are on deposit as Cash Collateral, such funds shall be applied, to the extent permitted under applicable law, to reimburse the L/C Issuer or the Euro Revolving Credit Lenders in accordance with the terms hereof. In the event that the funds held as Cash Collateral in respect of Euro L/C Obligations exceed 105% of the aggregate Outstanding Amount of all Euro L/C Obligations, the L/C Issuer shall, at the Euro Borrower's request, refund such excess to the Euro Borrower so long as no Default or Event of Default shall have occurred and be continuing. In the event that the aggregate amount available to be drawn under any Backstop L/C held in respect of Euro L/C Obligations exceeds the 105% of the aggregate Outstanding Amount of all Euro L/C Obligations, the L/C Issuer shall, upon request by the Euro Borrower and so long as no Event of Default shall have occurred and be continuing, use reasonable efforts to cause the aggregate amount available to be drawn under any such Backstop L/C to be reduced by the amount of such excess.

         (h) Applicability of ISP98 and UCP. Unless otherwise expressly agreed by the L/C Issuer and the Euro Borrower when a Euro Letter of Credit is issued,
(i) the rules of the ISP shall apply to each standby Euro Letter of Credit, and
(ii) the rules of the Uniform Customs and Practice for Documentary Credits, as most recently published by the International Chamber of Commerce at the time of issuance shall apply to each commercial Euro Letter of Credit.

         (i) Euro Letter of Credit Fees. The Euro Borrower shall pay to the Administrative Agent for the account of each Euro Revolving Credit Lender in accordance with its Applicable Euro Revolving Credit Percentage a Letter of Credit fee (the "Euro Letter of Credit Fee") for each Euro Letter of Credit equal to the Applicable Rate times the daily amount available to be drawn under such Euro Letter of Credit. For purposes of computing the daily amount available to be drawn under any Euro Letter of Credit, the amount of such Euro Letter of Credit shall be determined in accordance with Section 1.06. Euro Letter of Credit Fees shall be (i) computed on a quarterly basis in arrears and
(ii) due and payable on the last Business Day of each March, June, September and December, commencing with the first such date to occur after the issuance of such Euro Letter of Credit, on the Euro Letter of Credit Expiration Date and thereafter on demand. If there is any change in the Applicable Rate during any quarter, the daily amount available to be drawn under each standby Euro Letter of Credit shall be computed and multiplied by the Applicable Rate separately for each period during such quarter that such Applicable Rate was in effect. Notwithstanding anything to the contrary contained herein, upon the request of the Required Euro Letter of Credit Lenders, while any Event of Default exists, all Euro Letter of Credit Fees shall accrue at the Default Rate.

         (j) Fronting Fee and Documentary and Processing Charges Payable to L/C Issuer. The Euro Borrower shall pay directly to the L/C Issuer for its own account a fronting fee (i) with respect to each commercial Euro Letter of Credit, at a rate separately agreed between the


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Euro Borrower and the L/C Issuer, computed on the amount of such Euro Letter of
Credit, and payable upon the issuance thereof, (ii) with respect to any amendment of a commercial Euro Letter of Credit increasing the amount of such Euro Letter of Credit, at a rate separately agreed between the Euro Borrower and the L/C Issuer, computed on the amount of such increase, and payable upon the effectiveness of such amendment and (iii) with respect to each standby Euro Letter of Credit, at a rate separately agreed between the Euro Borrower and the L/C Issuer, computed on the daily amount available to be drawn under such Euro Letter of Credit on a quarterly basis in arrears, and due and payable on the last Business Day of each calendar quarter, commencing with the first such date to occur after the issuance of such Euro Letter of Credit, on the Euro Letter of Credit Expiration Date and thereafter on demand. In addition, the Euro Borrower shall pay directly to the L/C Issuer for its own account the customary issuance, presentation, amendment and other processing fees, and other standard costs and charges, of the L/C Issuer relating to letters of credit as from time to time in effect. Such customary fees and standard costs and charges are due and payable on demand and are nonrefundable.

         (k) Conflict with Issuer Documents. In the event of any conflict between the terms hereof and the terms of any Issuer Document, the terms hereof shall control.

         (l) Euro Letters of Credit Issued for Subsidiaries. Notwithstanding that a Euro Letter of Credit issued or outstanding hereunder is in support of any obligations of, or is for the account of, one of its Subsidiaries, the Euro Borrower shall be obligated to reimburse the L/C Issuer hereunder for any and all drawings under such Euro Letter of Credit. The Euro Borrower hereby acknowledges that the issuance of Euro Letters of Credit for the account of its Subsidiaries inures to the benefit of the Euro Borrower, and that the Euro Borrower's business derives substantial benefits from the businesses of such Subsidiaries.

         2.05  UK Letters of Credit.

         (a)   The UK Letter of Credit Commitment.

         (i) Subject to the terms and conditions set forth herein, (A) the L/C Issuer agrees, in reliance upon the agreements of the other UK Revolving Credit Lenders set forth in this Section 2.05, (1) from time to time on any Business Day during the period from the Closing Date until the UK Letter of Credit Expiration Date, to issue UK Letters of Credit for the account of the UK Borrower (or jointly for the account of the UK Borrower and any Subsidiary), and to amend or extend UK Letters of Credit previously issued by it, in accordance with Section 2.05(b), and (2) to honor drawings under the UK Letters of Credit; and (B) the UK Revolving Credit Lenders severally agree to participate in UK Letters of Credit issued for the account of the UK Borrower (or jointly for the account of the UK Borrower and any of its Subsidiaries) and any drawings thereunder; provided that after giving effect to any L/C Credit Extension with respect to any UK Letter of Credit, (x) the Total UK Revolving Credit Outstandings at such time shall not exceed the UK Revolving Credit Facility at such time, (y) the aggregate Outstanding Amount of the UK Revolving Credit
     Loans of any UK Revolving Credit Lender, plus such Lender's Applicable UK Revolving Credit Percentage of the Outstanding Amount of all UK L/C Obligations, plus such Lender's Applicable UK Revolving Credit Percentage of the Outstanding Amount of all UK Swing Line Loans, shall not exceed


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     such Lender's UK Revolving Credit Commitment, and (z) the Outstanding
     Amount of the UK L/C Obligations at such time shall not exceed the UK Letter of Credit Sublimit. Each request by the UK Borrower for the issuance or amendment of a UK Letter of Credit shall be deemed to be a representation by the UK Borrower that the L/C Credit Extension so requested complies with the conditions set forth in the proviso to the preceding sentence. Within the foregoing limits, and subject to the terms and conditions hereof, the UK Borrower's ability to obtain UK Letters of Credit shall be fully revolving, and accordingly the UK Borrower may, during the foregoing period, obtain UK Letters of Credit to replace UK Letters of Credit that have expired or that have been drawn upon and reimbursed.

         (ii) The L/C Issuer shall not issue any UK Letter of Credit if subject to Section 2.05(b)(iii), the expiry date of such requested UK Letter of Credit would occur more than twelve months after the date of issuance or last extension, unless the Required UK Letter of Credit Lenders have approved such expiry date.

         (iii) The L/C Issuer shall not be under any obligation to issue any UK Letter of Credit if:

               (A) any order, judgment or decree of any Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain the L/C Issuer from issuing such UK Letter of Credit, or any Law applicable to the L/C Issuer or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over the L/C Issuer shall prohibit, or request that the L/C Issuer refrain from, the issuance of letters of credit generally or such UK Letter of Credit in particular or shall impose upon the L/C Issuer with respect to such UK Letter of Credit any restriction, reserve or capital requirement (for which the L/C Issuer is not otherwise compensated hereunder) not in effect on the Closing Date, or shall impose upon the L/C Issuer any unreimbursed loss, cost or expense which was not applicable on the Closing Date and which the L/C Issuer in good faith deems material to it;

               (B) the issuance of such UK Letter of Credit would violate one or more policies of the L/C Issuer;

               (C) except as otherwise agreed by the Administrative Agent and the L/C Issuer, such Letter of Credit is in an initial stated amount less than (pound)100,000;

               (D) the expiry date of such requested UK Letter of Credit would occur after the UK Letter of Credit Expiration Date, unless all of the UK Revolving Credit Lenders have approved such expiry date.

               (E) such UK Letter of Credit is to be denominated in a currency other than Pounds Sterling;

               (F) such UK Letter of Credit contains any provisions for automatic reinstatement of the stated amount after any drawing thereunder; or


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               (G)   a default of any Lender's obligations to fund under Section
         2.05(c) exists or any Lender is at such time a Defaulting Lender hereunder, unless the L/C Issuer has entered into satisfactory arrangements with the UK Borrower or such Lender to eliminate the L/C Issuer's risk with respect to such Lender.

         (iv) The L/C Issuer shall not amend any UK Letter of Credit if the L/C Issuer would not be permitted at such time to issue such UK Letter of Credit in its amended form under the terms hereof.

         (v) The L/C Issuer shall be under no obligation to amend any UK Letter of Credit if (A) the L/C Issuer would have no obligation at such time to issue such UK Letter of Credit in its amended form under the terms hereof, or (B) the beneficiary of such UK Letter of Credit does not accept the proposed amendment to such UK Letter of Credit.

         (vi) The L/C Issuer shall act on behalf of the UK Revolving Credit Lenders with respect to any UK Letters of Credit issued by it and the documents associated therewith, and the L/C Issuer shall have all of the benefits and immunities (A) provided to the Administrative Agent in
     Article IX with respect to any acts taken or omissions suffered by the L/C Issuer in connection with UK Letters of Credit issued by it or proposed to be issued by it and Issuer Documents pertaining to such UK Letters of Credit as fully as if the term "Administrative Agent" as used in Article IX included the L/C Issuer with respect to such acts or omissions, and (B) as additionally provided herein with respect to the L/C Issuer.

         (b) Procedures for Issuance and Amendment of UK Letters of Credit; Auto-Extension UK Letters of Credit.

         (i) Each UK Letter of Credit shall be issued or amended, as the case may be, upon the request of the UK Borrower delivered to the L/C Issuer (with a copy to the Administrative Agent) in the form of a Letter of Credit Application, appropriately completed and signed by a Responsible Officer of the UK Borrower. Such Letter of Credit Application must be received by the L/C Issuer and the Administrative Agent not later than 11:00 a.m. (Relevant Local Time) at least three Business Days (or such later date and time as the Administrative Agent and the L/C Issuer may agree in a particular instance in their sole discretion) prior to the proposed issuance date or date of amendment, as the case may be. In the case of a request for an initial issuance of a UK Letter of Credit, such Letter of Credit Application shall specify in form and detail reasonably satisfactory to the L/C Issuer: (A) the proposed issuance date of the requested UK Letter of Credit (which shall be a Business Day); (B) the amount thereof; (C) the expiry date thereof; (D) the name and address of the beneficiary thereof; (E) the documents to be presented by such beneficiary in case of any drawing thereunder and (F) the full text of any certificate to be presented by such beneficiary in case of any drawing thereunder. In the case of a request for an amendment of any outstanding UK Letter of Credit, such Letter of Credit Application shall specify in form and detail reasonably satisfactory to the L/C Issuer (1) the UK Letter of Credit to be amended; (2) the proposed date of amendment thereof (which shall be a Business Day) and (3) the nature of the


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     proposed amendment. Additionally, the UK Borrower shall furnish to the L/C
     Issuer and the Administrative Agent such other documents and information pertaining to such requested UK Letter of Credit issuance or amendment, including any Issuer Documents, as the L/C Issuer or the Administrative Agent may reasonably require.

         (ii) Promptly after receipt of any Letter of Credit Application, the L/C Issuer will confirm with the Administrative Agent (by telephone or in writing) that the Administrative Agent has received a copy of such Letter of Credit Application from the UK Borrower and, if not, the L/C Issuer will provide the Administrative Agent with a copy thereof. Unless the L/C Issuer has received written notice from any UK Revolving Credit Lender, the Administrative Agent or any Loan Party, at least one Business Day prior to the requested date of issuance or amendment of the applicable UK Letter of Credit, that one or more applicable conditions contained in
     Section 4.02 shall not then be satisfied, then, subject to the terms and conditions hereof, the L/C Issuer shall, on the requested date, issue a UK Letter of Credit for the account of the UK Borrower (or jointly the UK Borrower and the applicable Subsidiary) or enter into the applicable amendment, as the case may be, in each case in accordance with the L/C Issuer's usual and customary business practices. Immediately upon the issuance of each UK Letter of Credit, each UK Revolving Credit Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the L/C Issuer a risk participation in such UK Letter of Credit in an amount equal to the product of such UK Revolving Credit Lender's Applicable UK Revolving Credit Percentage times the amount of such UK Letter of Credit.

         (iii) If the UK Borrower so requests in any applicable UK Letter of Credit Application, the L/C Issuer may, in its sole and absolute discretion, agree to issue a UK Letter of Credit that has automatic extension provisions (each, an "Auto-Extension UK Letter of Credit"); provided that any such Auto-Extension UK Letter of Credit must permit the L/C Issuer to prevent any such extension at least once in each twelve-month period (commencing with the date of issuance of such UK Letter of Credit) by giving prior notice to the beneficiary thereof not later than the NonExtension Notice Date in each such twelve-month period to be agreed upon at the time such UK Letter of Credit is issued. Unless otherwise directed by the L/C Issuer, the UK Borrower shall not be required to make a specific request to the L/C Issuer for any such extension. Once an Auto-Extension UK Letter of Credit has been issued, the UK Revolving Credit Lenders shall be deemed to have authorized (but may not require) the L/C Issuer to permit the extension of such UK Letter of Credit at any time to an expiry date not later than the UK Letter of Credit Expiration Date; provided, however, that the L/C Issuer shall not have an obligation to permit any such extension if (A) the L/C Issuer has determined that it would not be permitted, or would have no obligation at such time to issue such UK Letter of Credit in its revised form (as extended) under the terms hereof (by reason of the provisions of clause
     (ii) or (iii) of Section 2.05(a) or otherwise), or (B) it has received notice (which may be by telephone or in writing) on or before the day that is five Business Days before the NonExtension Notice Date (1) from the Administrative Agent that the Required UK Letter of Credit Lenders have elected not to permit such extension, (2) from the Administrative Agent, any UK Revolving Credit Lender or the UK Borrower that one or more of the applicable conditions specified in Section 4.02 is not then


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     satisfied, and in each such case directing the L/C Issuer not to permit such extension or (3) from the UK Borrower directing the L/C Issuer not to permit such extension.

         (iv) Promptly after its delivery of any UK Letter of Credit or any amendment to a UK Letter of Credit to an advising bank with respect thereto or to the beneficiary thereof, the L/C Issuer will also deliver to the UK Borrower and the Administrative Agent a true and complete copy of such UK Letter of Credit or amendment and the Administrative Agent will give prompt notice of such UK Letter of Credit issuance or amendment to the UK Revolving Credit Lenders.

         (c)   Drawings and Reimbursements; Funding of Participations.

         (i) Upon receipt from the beneficiary of any UK Letter of Credit of any notice of a drawing under such UK Letter of Credit, the L/C Issuer shall notify the UK Borrower and the Administrative Agent thereof. If the L/C Issuer notifies the UK Borrower of such payment prior to 11:00 a.m. (Relevant Local Time) on the date of any payment by the L/C Issuer under a UK Letter of Credit (each such date, a "UK Honor Date"), the UK Borrower shall reimburse the L/C Issuer through the Administrative Agent in an amount equal to the amount of such drawing on such UK Honor Date; provided that if such notice is not provided to the UK Borrower prior to 11:00 a.m. (Relevant Local Time) on the UK Honor Date, then the UK Borrower shall reimburse the L/C Issuer through the Administrative Agent in an amount equal to the amount of such drawing on the next succeeding Business Day and such extension of time shall be reflected in computing fees in respect of any such UK Letter of Credit. If the UK Borrower fails to so reimburse the L/C Issuer by such time, the Administrative Agent shall promptly notify each UK Revolving Credit Lender of the UK Honor Date, the amount of the unreimbursed drawing (the "Unreimbursed UK Amount"), and the amount of such UK Revolving Credit Lender's Applicable UK Revolving Credit Percentage thereof. In such event, the UK Borrower shall be deemed to have requested a UK Revolving Credit Borrowing of Eurocurrency Rate Loans with an Interest Period of one month to be disbursed on the UK Honor Date in an amount equal to the Unreimbursed UK Amount, without regard to the minimum and multiples specified in Section 2.02 for the principal Eurocurrency Rate Loans, but subject to the amount of the unutilized portion of the UK Revolving Credit Commitments and the conditions set forth in Section 4.02 (other than the delivery of a Committed Loan Notice). Any notice given by the L/C Issuer or the Administrative Agent pursuant to this Section 2.05(c)(i) may be given by telephone if immediately confirmed in writing; provided that the lack of such an immediate confirmation shall not affect the conclusiveness or binding effect of such notice.

         (ii) Each UK Revolving Credit Lender shall upon receipt of any notice pursuant to Section 2.05(c)(i) make funds available to the Administrative Agent for the account of the L/C Issuer at the Administrative Agent's Office in an amount equal to its Applicable UK Revolving Credit Percentage of the Unreimbursed UK Amount not later than 1:00 p.m. on the Business Day specified in such notice by the Administrative Agent, whereupon, subject to the provisions of Section 2.05(c)(iii), each UK Revolving Credit Lender that so makes funds available shall be deemed to have made a Eurocurrency Rate


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     Loan with an Interest Period of one month to the UK Borrower in such amount. The Administrative Agent shall remit the funds so received to the L/C Issuer.

         (iii) With respect to any Unreimbursed UK Amount that is not fully refinanced by a UK Revolving Credit Borrowing of Eurocurrency Rate Loans because the conditions set forth in Section 4.02 (other than the delivery of a Committed Loan Notice, which is not required to be satisfied) cannot be satisfied or for any other reason, the UK Borrower shall be deemed to have incurred from the L/C Issuer a UK L/C Borrowing in the amount of the Unreimbursed UK Amount that is not so refinanced, which UK L/C Borrowing shall be due and payable on demand (together with interest) and shall bear interest at the Default Rate. In such event, each UK Revolving Credit Lender's payment to the Administrative Agent for the account of the L/C Issuer pursuant to Section 2.05(c)(ii) shall be deemed payment in respect of its participation in such UK L/C Borrowing and shall constitute a UK L/C Advance from such Lender in satisfaction of its participation obligation under this Section 2.05.

         (iv) Until a UK Revolving Credit Lender funds its UK Revolving Credit Loan or UK L/C Advance pursuant to this Section 2.05(c) to reimburse the L/C Issuer for any amount drawn under any UK Letter of Credit, interest in respect of such Lender's Applicable UK Revolving Credit Percentage of such amount shall be solely for the account of the L/C Issuer.

         (v) Each UK Revolving Credit Lender's obligation to make UK Revolving Credit Loans or L/C Advances to reimburse the L/C Issuer for amounts drawn under UK Letters of Credit, as contemplated by this Section 2.05(c), shall be absolute and unconditional and shall not be affected by any circumstance, including (A) any setoff, counterclaim, recoupment, defense or other right which such Lender may have against the L/C Issuer, the UK Borrower or any other Person for any reason whatsoever; (B) the occurrence or continuance of a Default, or (C) any other occurrence, event or condition, whether or not similar to any of the foregoing; provided, however, that each UK Revolving Credit Lender's obligation to make UK Revolving Credit Loans pursuant to this Section 2.05(c) is subject to the conditions set forth in Section 4.02 (other than delivery by the UK Borrower of a Committed Loan Notice ). No such making of an L/C Advance shall relieve or otherwise impair the obligation of the UK Borrower to reimburse the L/C Issuer for the amount of any payment made by the L/C Issuer under any UK Letter of Credit, together with interest as provided herein.

         (vi) If any UK Revolving Credit Lender fails to make available to the Administrative Agent for the account of the L/C Issuer any amount required to be paid by such Lender pursuant to the foregoing provisions of this
     Section 2.05(c) by the time specified in Section 2.05(c)(ii), the L/C Issuer shall be entitled to recover from such Lender (acting through the Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to the L/C Issuer at a rate per annum equal to the greater of the Overnight Rate and a rate determined by the L/C Issuer in accordance with banking industry rules on interbank compensation from time to time in effect. A certificate of the L/C Issuer submitted to any UK Revolving Credit Lender (through the


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     Administrative Agent) with respect to any amounts owing under this Section
     2.05(c)(vi) shall be conclusive absent manifest error.

         (d)   Repayment of Participations.

         (i) At any time after the L/C Issuer has made a payment under any UK Letter of Credit and has received from any UK Revolving Credit Lender such Lender's UK L/C Advance in respect of such payment in accordance with
     Section 2.05(c), if the Administrative Agent receives for the account of the L/C Issuer any payment in respect of the related Unreimbursed UK Amount or interest thereon (whether directly from the UK Borrower or otherwise, including proceeds of Cash Collateral applied thereto by the Administrative Agent), the Administrative Agent will distribute to such Lender its Applicable UK Revolving Credit Percentage thereof (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Lender's UK L/C Advance was outstanding) in the same funds as those received by the Administrative Agent.

         (ii) If any payment received by the Administrative Agent for the account of the L/C Issuer pursuant to Section 2.05(c)(i) is required to be returned under any of the circumstances described in Section 10.05 (including pursuant to any settlement entered into by the L/C Issuer in its discretion), each UK Revolving Credit Lender shall pay to the Administrative Agent for the account of the L/C Issuer its Applicable UK Revolving Credit Percentage thereof on demand of the Administrative Agent, plus interest thereon from the date of such demand to the date such amount is returned by such Lender, at a rate per annum equal to the Overnight Rate from time to time in effect. The obligations of the Lenders under this clause shall survive the payment in full of the Obligations and the termination of this Agreement.

         (e) Obligations Absolute. The obligation of the UK Borrower to reimburse the L/C Issuer for each drawing under each UK Letter of Credit and to repay each UK L/C Borrowing shall be absolute, unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement under all circumstances, including the following:

         (i) any lack of validity or enforceability of such UK Letter of Credit, this Agreement, or any other Loan Document;

         (ii) the existence of any claim, counterclaim, setoff, defense or other right that the UK Borrower or any Subsidiary may have at any time against any beneficiary or any transferee of such UK Letter of Credit (or any Person for whom any such beneficiary or any such transferee may be acting), the L/C Issuer or any other Person, whether in connection with this Agreement, the transactions contemplated hereby or by such UK Letter of Credit or any agreement or instrument relating thereto, or any unrelated transaction;

         (iii) any draft, demand, certificate or other document presented under such UK Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; or any loss or delay in the


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     transmission or otherwise of any document required in order to make a drawing under such UK Letter of Credit;

         (iv) any payment by the L/C Issuer under such UK Letter of Credit against presentation of a draft or certificate that does not strictly comply with the terms of such UK Letter of Credit; or any payment made by the L/C Issuer under such UK Letter of Credit to any Person purporting to be a trustee in bankruptcy, debtor-in-possession, assignee for the benefit of creditors, liquidator, receiver or other representative of or successor to any beneficiary or any transferee of such UK Letter of Credit, including any arising in connection with any proceeding under any Debtor Relief Law;

         (v) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, including any other circumstance that might otherwise constitute a defense available to, or a discharge of, the UK Borrower or any of its Subsidiaries.

         The UK Borrower shall promptly examine a copy of each UK Letter of Credit and each amendment thereto that is delivered to it and, in the event of any claim of noncompliance with the UK Borrower's instructions or other irregularity, the UK Borrower will promptly notify the L/C Issuer. The UK Borrower shall be conclusively deemed to have waived any such claim against the L/C Issuer and its correspondents unless such notice is given as aforesaid.

         (f) Role of L/C Issuer. Each Lender and the UK Borrower agree that, in paying any drawing under a UK Letter of Credit, the L/C Issuer shall not have any responsibility to obtain any document (other than any sight draft, certificates and documents expressly required by the UK Letter of Credit) or to ascertain or inquire as to the validity or accuracy of any such document or the authority of the Person executing or delivering any such document. None of the L/C Issuer, the Administrative Agent, any of their respective Related Parties nor any correspondent, participant or assignee of the L/C Issuer shall be liable to any Lender for (i) any action taken or omitted in connection herewith at the request or with the approval of the UK Revolving Credit Lenders or the Required UK Letter of Credit Lenders, as applicable; (ii) any action taken or omitted in the absence of gross negligence or willful misconduct; or (iii) the due execution, effectiveness, validity or enforceability of any document or instrument related to any UK Letter of Credit or Issuer Document. The UK Borrower hereby assumes all risks of the acts or omissions of any beneficiary or transferee with respect to its use of any UK Letter of Credit; provided, however, that this assumption is not intended to, and shall not, preclude the UK Borrower's pursuing such rights and remedies as it may have against the beneficiary or transferee at law or under any other agreement. None of the L/C Issuer, the Administrative Agent, any of their respective Related Parties nor any correspondent, participant or assignee of the L/C Issuer shall be liable or responsible for any of the matters described in clauses (i) through (v) of
Section 2.05(e); provided, however, that anything in such clauses to the contrary notwithstanding, the UK Borrower may have a claim against the L/C Issuer, and the L/C Issuer may be liable to the UK Borrower, to the extent, but only to the extent, of any direct, as opposed to consequential or exemplary, damages suffered by the UK Borrower which the UK Borrower proves were caused by the L/C Issuer's willful misconduct or gross negligence or the L/C Issuer's willful or grossly negligent failure to pay under any UK Letter of Credit after the presentation to it by the beneficiary of a sight draft and certificate(s) strictly complying with the terms and conditions of a UK Letter of Credit. In furtherance and not in limitation of the


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foregoing, the L/C Issuer may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary, and the L/C Issuer shall not be responsible for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign a UK Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason.

         (g)   Cash Collateral. Upon the request of the Administrative Agent,
(i) if the L/C Issuer has honored any full or partial drawing request under any UK Letter of Credit and such drawing has resulted in a UK L/C Borrowing, or
(ii) if, as of the UK Letter of Credit Expiration Date, any UK L/C Obligations for any reason remains outstanding, the UK Borrower shall, in each case, immediately Cash Collateralize the then Outstanding Amount of all UK L/C Obligations; provided that all such Cash Collateral or Backstop L/Cs shall be denominated in Pounds Sterling. The UK Borrower hereby grants to the Administrative Agent, for the benefit of the L/C Issuer and the Lenders, a security interest in all such cash, deposit accounts and all balances therein and all proceeds of the foregoing. Cash Collateral shall be maintained in Cash Collateral Accounts. If at any time the Administrative Agent determines that any funds held as Cash Collateral are subject to any right or claim of any Person other than the Administrative Agent or that the total amount of such funds and Backstop L/Cs held in respect of the UK L/C Obligations is less than the aggregate Outstanding Amount of all UK L/C Obligations, the UK Borrower will, forthwith upon demand by the Administrative Agent, either (x) deliver one or more additional Backstop L/Cs or (y) pay to the Administrative Agent, as additional funds to be deposited as Cash Collateral aforesaid, an amount equal to the excess of (a) such aggregate Outstanding Amount over (b) the total amount of funds, if any, then held as Cash Collateral in respect of UK L/C Obligations that the Administrative Agent determines to be free and clear of any such right and claim or subject to such Backstop L/Cs. Upon the drawing of any UK Letter of Credit for which funds are on deposit as Cash Collateral, such funds shall be applied, to the extent permitted under applicable law, to reimburse the L/C Issuer or the UK Revolving Credit Lenders in accordance with the terms hereof. In the event that the funds held as Cash Collateral exceed 105% of the aggregate Outstanding Amount of all UK L/C Obligations, the L/C Issuer shall, at the UK Borrower's request, refund such excess to the UK Borrower so long as no Default or Event of Default shall have occurred and be continuing. In the event that the aggregate amount available to be drawn under any Backstop L/C held in respect of UK L/C Obligations exceeds the 105% of the aggregate Outstanding Amount of all UK L/C Obligations, the L/C Issuer shall, upon request by the UK Borrower and so long as no Event of Default shall have occurred and be continuing, use reasonable efforts to cause the aggregate amount available to be drawn under any such Backstop L/C to be reduced by the amount of such excess.

         (h) Applicability of ISP98. Unless otherwise expressly agreed by the L/C Issuer and the UK Borrower when a UK Letter of Credit is issued, (i) the rules of the ISP shall apply to each UK Letter of Credit.

         (i) UK Letter of Credit Fees. The UK Borrower shall pay to the Administrative Agent for the account of each UK Revolving Credit Lender in accordance with its Applicable UK Revolving Credit Percentage a Letter of Credit Fee (the "UK Letter or Credit Fee") for each UK Letter of Credit equal to the Applicable Rate times the daily amount available to be drawn under such UK Letter of Credit. For purposes of computing the daily amount


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available to be drawn under any UK Letter of Credit, the amount of such UK
Letter of Credit shall be determined in accordance with Section 1.06. UK Letter of Credit Fees shall be (i) computed on a quarterly basis in arrears and (ii) due and payable on the last Business Day of each March, June, September and December, commencing with the first such date to occur after the issuance of such UK Letter of Credit, on the UK Letter of Credit Expiration Date and thereafter on demand. If there is any change in the Applicable Rate during any quarter, the daily amount available to be drawn under each UK Letter of Credit shall be computed and multiplied by the Applicable Rate separately for each period during such quarter that such Applicable Rate was in effect. Notwithstanding anything to the contrary contained herein, upon the request of the Required UK Letter of Credit Lenders, while any Event of Default exists, all UK Letter of Credit Fees shall accrue at the Default Rate.

         (j) Fronting Fee and Documentary and Processing Charges Payable to L/C Issuer. The UK Borrower shall pay directly to the L/C Issuer for its own account a fronting fee (i) with respect to each commercial UK Letter of Credit, at a rate separately agreed between the UK Borrower and the L/C Issuer, computed on the amount of such UK Letter of Credit, and payable upon the issuance thereof, (ii) with respect to any amendment of a commercial UK Letter of Credit increasing the amount of such UK Letter of Credit, at a rate separately agreed between the UK Borrower and the L/C Issuer, computed on the amount of such increase, and payable upon the effectiveness of such amendment and (iii) with respect to each standby UK Letter of Credit, at a rate separately agreed between the UK Borrower and the L/C Issuer, computed on the daily amount available to be drawn under such UK Letter of Credit on a quarterly basis in arrears, and due and payable on the last Business Day of each calendar quarter, commencing with the first such date to occur after the issuance of such UK Letter of Credit, on the UK Letter of Credit Expiration Date and thereafter on demand. In addition, the UK Borrower shall pay directly to the L/C Issuer for its own account the customary issuance, presentation, amendment and other processing fees, and other standard costs and charges, of the L/C Issuer relating to letters of credit as from time to time in effect. Such customary fees and standard costs and charges are due and payable on demand and are nonrefundable.

         (k) Conflict with Issuer Documents. In the event of any conflict between the terms hereof and the terms of any Issuer Document, the terms hereof shall control.

         (l) UK Letters of Credit Issued for Subsidiaries. Notwithstanding that a UK Letter of Credit issued or outstanding hereunder is in support of any obligations of, or is for the account of, a Subsidiary of the UK Borrower, the UK Borrower shall be obligated to reimburse the L/C Issuer hereunder for any and all drawings under such UK Letter of Credit. The UK Borrower hereby acknowledges that the issuance of UK Letters of Credit for the account of its Subsidiaries inures to the benefit of the UK Borrower, and that the UK Borrower's business derives substantial benefits from the businesses of such Subsidiaries.

         2.06  Swing Line Loans.

         (a) The Dollar Swing Line. Subject to the terms and conditions set forth herein, the Swing Line Lender agrees, in reliance upon the agreements of the other U.S. Revolving Credit Lenders set forth in this Section 2.06, to make loans (each such loan, a "Dollar Swing Line Loan") denominated in Dollars to the U.S. Borrower from time to time on any


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Business Day during the Availability Period in an aggregate amount not to exceed at any time outstanding the amount of the Dollar Swing Line Sublimit, notwithstanding the fact that such Dollar Swing Line Loans, when aggregated with the Applicable U.S. Revolving Credit Percentage of the Outstanding Amount of U.S. Revolving Credit Loans and Dollar L/C Obligations of the Lender acting as Swing Line Lender, may exceed the amount of such Lender's U.S. Revolving Credit Commitment; provided, however, that after giving effect to any Dollar Swing Line Loan, (i) the Total U.S. Revolving Credit Outstandings shall not exceed the U.S. Revolving Credit Facility at such time and (ii) the aggregate Outstanding Amount of the U.S. Revolving Credit Loans of any U.S. Revolving Credit Lender at such time plus such U.S. Revolving Credit Lender's Applicable U.S. Revolving Credit Percentage of the Outstanding Amount of all Dollar L/C Obligations at such time, plus such U.S. Revolving Credit Lender's Applicable U.S. Revolving Credit Percentage of the Outstanding Amount of all Dollar Swing Line Loans at such time shall not exceed such Lender's U.S. Revolving Credit Commitment, and provided further that the U.S. Borrower shall not use the proceeds of any Dollar Swing Line Loan to refinance any outstanding Swing Line Loan. Within the foregoing limits, and subject to the other terms and conditions hereof, the U.S. Borrower may borrow under this Section 2.06(a), prepay under Section 2.07, and reborrow under this Section 2.06(a). Each Dollar Swing Line Loan shall be a Base Rate Loan. Immediately upon the making of a Dollar Swing Line Loan, each U.S. Revolving Credit Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the Swing Line Lender a risk participation in such Dollar Swing Line Loan in an amount equal to the product of such U.S. Revolving Credit Lender's Applicable U.S. Revolving Credit Percentage times the amount of such Dollar Swing Line Loan.

         (b) The Euro Swing Line. Subject to the terms and conditions set forth herein, the Swing Line Lender agrees, in reliance upon the agreements of the other Euro Revolving Credit Lenders set forth in this Section 2.06, to make loans (each such loan a "Euro Swing Line Loan") denominated in Euros to the Euro Borrower, in each case from time to time on any Business Day during the Availability Period in an aggregate amount not to exceed at any time outstanding the amount of the Euro Swing Line Sublimit, notwithstanding the fact that such Euro Swing Line Loans, when aggregated with the Applicable Euro Revolving Credit Percentage of the Outstanding Amount of Euro Revolving Credit Loans and Euro L/C Obligations of the Lender acting as Swing Line Lender, may exceed the amount of such Lender's Euro Revolving Credit Commitment; provided, however, that after giving effect to any Euro Swing Line Loan, (i) the Total Euro Revolving Credit Outstandings shall not exceed the Euro Revolving Credit Facility at such time and (ii) the aggregate Outstanding Amount of the Euro Revolving Credit Loans of any Euro Revolving Credit Lender at such time, plus such Euro Revolving Credit Lender's Applicable Euro Credit Percentage of the Outstanding Amount of all Euro L/C Obligations at such time, plus such Euro Revolving Credit Lender's Applicable Euro Revolving Credit Percentage of the Outstanding Amount of all Euro Swing Line Loans at such time shall not exceed such Lender's Euro Revolving Credit Commitment, and provided further that the Euro Borrower shall not use the proceeds of any Euro Swing Line Loan to refinance any outstanding Swing Line Loan. Within the foregoing limits, and subject to the other terms and conditions hereof, the Euro Borrower may borrow under this Section 2.06(b), prepay under Section 2.07, and reborrow under this
Section 2.06(b). Each Euro Swing Line Loan shall be an Overnight Rate Loan. Immediately upon the making of a Euro Swing Line Loan, each Euro Revolving Credit Lender shall be deemed to, and hereby irrevocably and unconditionally agrees


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to, purchase from the Swing Line Lender a risk participation in such Euro Swing
Line Loan in an amount equal to the product of such Euro Revolving Credit Lender's Applicable Euro Revolving Credit Percentage times the amount of such Euro Swing Line Loan.

         (c) The UK Swing Line. Subject to the terms and conditions set forth herein, the Swing Line Lender agrees, in reliance upon the agreements of the other UK Revolving Credit Lenders set forth in this Section 2.06, to make loans (each such loan, a "UK Swing Line Loan") denominated in Pounds Sterling to the UK Borrower from time to time on any Business Day during the Availability Period in an aggregate amount not to exceed at any time outstanding the amount of the UK Swing Line Sublimit, notwithstanding the fact that such UK Swing Line Loans, when aggregated with the Applicable UK Revolving Credit Percentage of the Outstanding Amount of UK Revolving Credit Loans and UK L/C Obligations of the Lender acting as Swing Line Lender, may exceed the amount of such Lender's UK Revolving Credit Commitment; provided, however, that after giving effect to any UK Swing Line Loan, (i) the Total UK Revolving Credit Outstandings shall not exceed the UK Revolving Credit Facility at such time and (ii) the aggregate Outstanding Amount of the UK Revolving Credit Loans of any UK Revolving Credit Lender at such time plus such UK Revolving Credit Lender's Applicable UK Revolving Credit Percentage of the Outstanding Amount of all UK L/C Obligations at such time, plus such UK Revolving Credit Lender's Applicable UK Revolving Credit Percentage of the Outstanding Amount of all UK Swing Line Loans at such time shall not exceed such Lender's UK Revolving Credit Commitment, and provided further that the UK Borrower shall not use the proceeds of any UK Swing Line Loan to refinance any outstanding Swing Line Loan. Within the foregoing limits, and subject to the other terms and conditions hereof, the UK Borrower may borrow under this Section 2.06(c), prepay under Section 2.07, and reborrow under this Section 2.06(c). Each UK Swing Line Loan shall be a Overnight Rate Loan. Immediately upon the making of a UK Swing Line Loan, each UK Revolving Credit Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the Swing Line Lender a risk participation in such UK Swing Line Loan in an amount equal to the product of such UK Revolving Credit Lender's Applicable UK Revolving Credit Percentage times the amount of such UK Swing Line Loan.

         (d) Borrowing Procedures. Each Swing Line Borrowing shall be made upon the applicable Borrower's irrevocable notice to the Swing Line Lender and the Administrative Agent, which may be given by telephone. Each such notice must be received by the Swing Line Lender and the Administrative Agent not later than 1:00 p.m. (Relevant Local Time) on the requested borrowing date, and shall specify (i) whether the Loan is a Dollar Swing Line Loan, a Euro Swing Line Loan or a UK Swing Line Loan, (ii) the amount to be borrowed, which shall be a minimum of U.S.$500,000 in the case of Dollar Swing Line Loans, (euro) 100,000 in the case of Euro Swing Line Loans and (pound) 100,000 in the case of UK Swing Line Loans, and (iii) the requested borrowing date, which shall be a Business Day. Each such telephonic notice must be confirmed promptly by delivery to the Swing Line Lender and the Administrative Agent of a written Swing Line Loan Notice, appropriately completed and signed by a Responsible Officer of the applicable Borrower. Promptly after receipt by the Swing Line Lender of any telephonic Swing Line Loan Notice, the Swing Line Lender will confirm with the Administrative Agent (by telephone or in writing) that the Administrative Agent has also received such Swing Line Loan Notice and, if not, the Swing Line Lender will notify the Administrative Agent (by telephone or in writing) of the contents thereof. Unless the Swing Line Lender has received notice (by


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telephone or in writing) from the Administrative Agent (including at the request of any U.S. Revolving Credit Lender, Euro Revolving Credit Lender or UK Revolving Credit Lender, as applicable) prior to 2:00 p.m. (Relevant Local
Time) on the date of the proposed Swing Line Borrowing (A) directing the Swing Line Lender not to make such Swing Line Loan as a result of the limitations set forth in the proviso to the first sentence of Section 2.06(a),(b) or (c), as applicable, or (B) that one or more of the applicable conditions specified in
Section 4.02 is not then satisfied, then, subject to the terms and conditions hereof, the Swing Line Lender will, not later than 3:00 p.m. (Relevant Local
Time) on the borrowing date specified in such Swing Line Loan Notice, make the amount of its Swing Line Loan available to the applicable Borrower at its office by crediting the account of such Borrower on the books of the Swing Line Lender or by wire transfer in immediately available funds.

         (e)   Refinancing of Swing Line Loans.

         (i) The Swing Line Lender at any time in its sole and absolute discretion may request, (A) on behalf of the U.S. Borrower (which hereby irrevocably authorizes the Swing Line Lender to so request on its behalf), that each U.S. Revolving Credit Lender make a Base Rate Loan in an amount equal to such Lender's Applicable Percentage of the amount of Dollar Swing Line Loans then outstanding, (B) on behalf of the Euro Borrower (which hereby irrevocably authorizes the Swing Line Lender to so request on its behalf), that each Euro Revolving Credit Lender make a Eurocurrency Rate Loan with an initial Interest Period of one month in an amount equal to such Lender's Applicable Percentage of the amount of Euro Swing Line Loans then outstanding, or (C) on behalf of the UK Borrower (which hereby irrevocably authorizes the Swing Line Lender to so request on its behalf), that each UK Revolving Credit Lender make a Eurocurrency Rate Loan with an initial Interest Period of one month in an amount equal to such Lender's Applicable Percentage of the amount of UK Swing Line Loans them outstanding. Such request shall be made in writing (which written request shall be deemed to be a Committed Loan Notice for purposes hereof) and in accordance with the requirements of Section 2.02, without regard to the minimum and multiples specified therein for the principal amount of Base Rate Loans or Eurocurrency Loans, but subject to the unutilized portion of the applicable Revolving Credit Facility and the conditions set forth in
     Section 4.02. The Swing Line Lender shall furnish the applicable Borrower with a copy of the applicable Committed Loan Notice promptly after delivering such notice to the Administrative Agent. Each U.S. Revolving Credit Lender, each Euro Revolving Credit Lender, or each UK Revolving Credit Lender, as applicable, shall make an amount equal to its Applicable U.S. Revolving Credit Percentage, Applicable Euro Revolving Credit Percentage or Applicable UK Revolving Credit Percentage, respectively, of the amount specified in such Committed Loan Notice available to the Administrative Agent in immediately available funds for the account of the Swing Line Lender at the Administrative Agent's Office not later than 1:00 p.m. (Relevant Local Time) on the day specified in such Committed Loan Notice, whereupon, subject to Section 2.06(e)(ii), each U.S. Revolving Credit Lender that so makes funds available shall be deemed to have made a Base Rate Loan to the U.S. Borrowing in such amount, each Euro Revolving Credit Lender that so makes funds available shall be deemed to have made a Eurocurrency Rate Loan (with an initial Interest Period of one month) to the Euro Borrower in such amount and each UK Revolving Credit Lender that so makes funds


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


     available shall be deemed to have made a Eurocurrency Rate Loan (with an initial Interest Period of one month) to the UK Borrower in such amount. The Administrative Agent shall remit the funds so received to the Swing Line Lender.

         (ii) If for any reason any Swing Line Loan cannot be refinanced by such a Revolving Credit Borrowing in accordance with Section 2.06(e)(i), the request for Loans submitted by the Swing Line Lender as set forth herein shall be deemed to be a request by the Swing Line Lender that each of the applicable Revolving Credit Lenders fund its risk participation in the relevant Swing Line Loan and each applicable Revolving Credit Lender's payment to the Administrative Agent for the account of the Swing Line Lender pursuant to Section 2.06(e)(i) shall be deemed payment in respect of such participation.

         (iii) If any Revolving Credit Lender fails to make available to the Administrative Agent for the account of the Swing Line Lender any amount required to be paid by such Lender pursuant to the foregoing provisions of this Section 2.06(e) by the time specified in Section 2.06(e)(i), the Swing Line Lender shall be entitled to recover from such Lender (acting through the Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to the Swing Line Lender at a rate per annum equal to the greater of the Federal Funds Rate (in the case of payments in Dollars) or the Overnight Rate (in the case of payments in Euros or Pounds Sterling) and a rate determined by the Swing Line Lender in accordance with banking industry rules on interbank compensation. A certificate of the Swing Line Lender submitted to any Lender (through the Administrative Agent) with respect to any amounts owing under this clause (iii) shall be conclusive absent manifest error.

         (iv) Each Revolving Credit Lender's obligation to make Revolving Credit Loans or to purchase and fund risk participations in Swing Line Loans pursuant to this Section 2.06(e) shall be absolute and unconditional and shall not be affected by any circumstance, including (A) any setoff, counterclaim, recoupment, defense or other right which such Lender may have against the Swing Line Lender, the Borrowers or any other Person for any reason whatsoever, (B) the occurrence or continuance of a Default, or
     (C) any other occurrence, event or condition, whether or not similar to any of the foregoing; provided, however, that each Revolving Credit Lender's obligation to make Revolving Credit Loans pursuant to this
     Section 2.06(e) is subject to the conditions set forth in Section 4.02. No such funding of risk participations shall relieve or otherwise impair the obligation of the applicable Borrowers to repay Swing Line Loans, together with interest as provided herein.

         (f)   Repayment of Participations.

         (i) At any time after any Revolving Credit Lender has purchased and funded a risk participation in a Swing Line Loan, if the Swing Line Lender receives any payment on account of such Swing Line Loan, the Swing Line Lender will distribute to such Revolving Credit Lender its applicable Applicable U.S. Revolving Credit Percentage, Applicable Euro Revolving Credit Percentage or Applicable UK Revolving Credit Percentage, as the case may be, of such payment (appropriately adjusted, in the case of


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     interest payments, to reflect the period of time during which such
     Lender's risk participation was funded) in the same funds as those received by the Swing Line Lender.

         (ii) If any payment received by the Swing Line Lender in respect of principal or interest on any Dollar Swing Line Loan, Euro Swing Line Loan or UK Swing Line Loan is required to be returned by the Swing Line Lender under any of the circumstances described in Section 10.05 (including pursuant to any settlement entered into by the Swing Line Lender in its discretion), each U.S. Revolving Credit Lender, Euro Revolving Credit Lender or UK Revolving Credit Lender, as applicable, shall pay to the Swing Line Lender its Applicable U.S. Revolving Credit Percentage, Applicable Euro Revolving Credit Percentage or Applicable UK Revolving Credit Percentage, respectively, thereof on demand of the Administrative Agent, plus interest thereon from the date of such demand to the date such amount is returned, at a rate per annum equal to the Federal Funds Rate (in the case of payments in Dollars) or the Overnight Rate (in the case of payments in Euros or Pounds Sterling). The Administrative Agent will make such demand upon the request of the Swing Line Lender. The obligations of the Lenders under this clause shall survive the payment in full of the Obligations and the termination of this Agreement.

         (g) Interest for Account of Swing Line Lender. The Swing Line Lender shall be responsible for invoicing the applicable Borrowers for interest on the Swing Line Loans. Until each applicable Revolving Credit Lender funds its Base Rate Loan, Eurocurrency Rate Loan or risk participation pursuant to this
Section 2.06 to refinance such Revolving Credit Lender's Applicable U.S. Revolving Credit Percentage, Applicable Euro Revolving Credit Percentage or Applicable UK Revolving Credit Percentage of any Swing Line Loan, interest in respect of such Applicable U.S. Revolving Credit Percentage, Applicable Euro Revolving Credit Percentage or Applicable UK Revolving Credit Percentage shall be solely for the account of the Swing Line Lender.

         (h) Payments Directly to Swing Line Lender. The applicable Borrowers shall make all payments of principal and interest in respect of the Swing Line Loans directly to the Swing Line Lender.

         2.07  Prepayments.

         (a) Optional. (i) The Borrowers may, upon notice to the Administrative Agent, at any time or from time to time voluntarily prepay Loans in whole or in part without premium or penalty; provided that (A) such notice must be received by the Administrative Agent not later than 1:00 p.m. (Relevant Local Time) (1) three Business Days prior to any date of prepayment of Eurocurrency Rate Loans and (2) on the date of prepayment of Base Rate Loans;
(B) any prepayment of Eurocurrency Rate Loans shall be in a principal amount of U.S.$5,000,000 or a whole multiple of U.S.$500,000 in excess thereof in the case of Loans denominated in Dollars, (euro)5,000,000 or a whole multiple of
(euro)500,000 in the case of Loans denominated in Euros, (pound)5,000,000 or a whole multiple of (pound)500,000 in excess thereof in the case of Loans denominated in Pounds Sterling and CAD5,000,000 or a whole multiple of CAD500,000 in excess thereof in the case of Loans denominated in Canadian Dollars; and (C) any prepayment of Base Rate Loans shall be in a principal amount of U.S.$500,000 or a whole


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multiple of U.S.$100,000 in excess thereof or, in each case, if less, the entire principal amount thereof then outstanding. Each such notice shall specify the date and amount of such prepayment and the Type(s) of Loans to be prepaid. The Administrative Agent will promptly notify each Lender of its receipt of each such notice, and of the amount of such Lender's ratable portion of such prepayment (based on such Lender's Applicable Percentage in respect of the relevant Facility). If such notice is given by a Borrower, such Borrower shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein; provided that the Borrowers may rescind or postpone any such notice of prepayment if such prepayment would have resulted from a refinancing of all the Loans and such refinancing shall not be consummated or otherwise shall be delayed. Any prepayment of a Eurocurrency Rate Loan shall be accompanied by all accrued interest thereon, together with any additional amounts required pursuant to
Section 3.05. Each prepayment of the outstanding Term Loans pursuant to this
Section 2.07(a) shall be applied (i) ratably to each of the Term Facilities and
(ii) to the principal repayment installments thereof at the U.S. Borrower's election, and each such prepayment shall be paid to the Lenders in accordance with their respective Applicable Percentages in respect of each of the relevant Facilities.

         (ii) The applicable Borrowers may, upon notice to the Swing Line Lender (with a copy to the Administrative Agent), at any time or from time to time, voluntarily prepay Swing Line Loans in whole or in part without premium or penalty; provided that (1) such notice must be received by the Swing Line Lender and the Administrative Agent not later than (x) 1:00 p.m. (Relevant Local Time) on the date of the prepayment of Dollar Swing Line Loans and (y) 12:00 noon (Relevant Local Time) on the date of prepayment of Euro Swing Line Loans and UK Swing Line Loans, and (2) any such prepayment shall be in a minimum principal amount of $100,000 in the case of Dollar Swing Line Loans,
(euro)100,000 in the case of Euro Swing Line Loans or (pound)100,000 in the case of UK Swing Line Loans. Each such notice shall specify the date and amount of such prepayment. If such notice is given by a Borrower, such Borrower shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein.

         (b) Mandatory. (i) Commencing with the fiscal year ended September 30, 2006, within five Business Days after financial statements have been delivered pursuant to Section 6.01(a) and the related Compliance Certificate has been delivered pursuant to Section 6.02(a), the Borrowers shall prepay an aggregate principal amount of Loans equal to (i) 50% of Excess Cash Flow for the fiscal year covered by such financial statements if the Consolidated Leverage Ratio for such fiscal year is greater than or equal to 3.75:1, (ii) 25% of Excess Cash Flow for such fiscal year if the Consolidated Leverage Ratio for such fiscal year is less than 3.75:1, but greater than or equal to 3.00:1 or (iii) zero, if the Consolidated Leverage Ratio for such fiscal year is less than 3.00:1.

         (ii) If the U.S. Borrower or any of its Subsidiaries Disposes of any property or assets (other than any Disposition of any property or assets permitted by Section 7.05(a), (b), (c), (d), (e), (f) or (g)) which in the aggregate results in the realization by the U.S. Borrower or such Subsidiary of Net Cash Proceeds (determined as of the date of such Disposition) in excess of U.S.$15 million in any fiscal year or U.S.$50 million during the term of this Agreement, the Borrowers shall prepay an aggregate principal amount of Loans equal to 100% of all Net Cash Proceeds received therefrom within 2 Business Days after receipt thereof by the U.S. Borrower


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or such Subsidiary; provided, however, that, with respect to any Net Cash
Proceeds realized under a Disposition described in this Section 2.07(b)(ii), at the option of the U.S. Borrower (as elected by the U.S. Borrower in writing to the Administrative Agent on or prior to the date of such Disposition), and so long as no Event of Default shall have occurred and be continuing, the U.S. Borrower may reinvest all or any portion of such Net Cash Proceeds in operating assets so long as (A) within 365 days following receipt of such Net Cash Proceeds, a definitive agreement for the purchase of such assets with such proceeds shall have been entered into (as certified by the U.S. Borrower in writing to the Administrative Agent), and (B) within 545 days after the receipt of such Net Cash Proceeds, such purchase shall have been consummated (as certified by the U.S. Borrower in writing to the Administrative Agent); provided further, however, that any Net Cash Proceeds not subject to such definitive agreement or so reinvested shall be immediately applied to the prepayment of the Loans as set forth in this Section 2.07.

         (iii) Upon the incurrence or issuance by the U.S. Borrower or any of its Subsidiaries of any Indebtedness (other than Indebtedness expressly permitted to be incurred or issued pursuant to Section 7.02), the U.S. Borrower shall prepay an aggregate principal amount of Loans equal to 100% of all Net Cash Proceeds received therefrom immediately upon receipt thereof by the U.S. Borrower or such Subsidiary.

         (iv) If for any reason the Total U.S. Revolving Credit Outstandings at any time exceed the U.S. Revolving Credit Facility at such time, the U.S. Borrower shall immediately prepay U.S. Revolving Credit Loans, Dollar Swing
Line Loans and Unreimbursed Dollar Amounts and/or Cash Collateralize the Dollar L/C Obligations in an aggregate amount equal to such excess; provided, however, that the Euro Borrower shall not be required to Cash Collateralize the Dollar L/C Obligations pursuant to this Section 2.07(b)(iv) unless after the prepayment in full of the U.S. Revolving Credit Loans and U.S. Swing Line Loans the Total U.S. Revolving Credit Outstandings exceed the U.S. Revolving Credit Facility at such time.

         (v) If for any reason the Total Euro Revolving Credit Outstandings at any time exceed the Euro Revolving Credit Facility at such time, the Euro Borrower shall immediately prepay Euro Revolving Credit Loans, Euro Swing Line Loans and Unreimbursed Euro Amounts and/or Cash Collateralize the Euro L/C Obligations in an aggregate amount equal to such excess; provided, however, that the Euro Borrower shall not be required to Cash Collateralize the Euro L/C Obligations pursuant to this Section 2.07(b)(v) unless after the prepayment in full of the Euro Revolving Credit Loans and Euro Swing Line Loans the Total
Euro Revolving Credit Outstandings exceed the Euro Revolving Credit Facility at such time.

         (vi) If for any reason the Total UK Revolving Credit Outstandings at any time exceed the UK Revolving Credit Facility at such time, the UK Borrower shall immediately prepay UK Revolving Credit Loans, UK Swing Line Loans and Unreimbursed UK Amounts and/or Cash Collateralize the UK L/C Obligations in an aggregate amount equal to such excess; provided, however, that the UK Borrower shall not be required to Cash Collateralize the UK L/C Obligations pursuant to this Section 2.07(b)(vi) unless after the prepayment in full of the UK Revolving Credit Loans and UK Swing Line Loans the Total UK Revolving Credit Outstandings exceed the UK Revolving Credit Facility at such time.


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


         (vii) Each prepayment of Loans pursuant to Section 2.07(b)(i), (ii) and (iii) shall be applied, first, ratably to each of the respective Term Facilities and to the principal repayment installments thereof in direct order of maturity in respect of payments due within twelve months following the date of such prepayment, then to the remaining installments on a pro-rata basis and, thereafter, ratably to each of the Revolving Credit Facilities in the manner set forth in clauses (viii), (ix) and (x) of this Section 2.07(b).

         (viii) Prepayments of the U.S. Revolving Credit Facility made pursuant to clause (iv) or (vii) of this Section 2.07(b), first, shall be applied ratably to the Unreimbursed Dollar Amounts and the Dollar Swing Line Loans, second, shall be applied ratably to the outstanding U.S. Revolving Credit Loans and, third, shall be used to Cash Collateralize the remaining Dollar L/C Obligations; and, in the case of prepayments of the U.S. Revolving Credit Facility required pursuant to clause (iv) of this Section 2.07(b), the amount remaining, if any, after the prepayment in full of all Unreimbursed Dollar Amounts, Dollar Swing Line Loans and U.S. Revolving Credit Loans outstanding at such time and the Cash Collateralization of the remaining Dollar L/C Obligations in full (the sum of such prepayment amounts, cash collateralization amounts and remaining amount being, collectively, the "U.S. Reduction Amount") may be retained by the U.S. Borrower for use in the ordinary course of its business, and the U.S. Revolving Credit Facility shall be automatically and permanently reduced by the U.S. Reduction Amount as set forth in Section 2.08(b)(ii). Upon the drawing of any Dollar Letter of Credit that has been Cash Collateralized, the funds held as Cash Collateral shall be applied (without any further action by or notice to or from the U.S. Borrower or any other Loan Party) to reimburse the L/C Issuer or the U.S. Revolving Credit Lenders, as applicable.

         (ix) Prepayments of the Euro Revolving Credit Facility made pursuant to clause (v) or (vii) of this Section 2.07(b), first, shall be applied ratably to the Unreimbursed Euro Amounts and the Euro Swing Line Loans, second, shall be applied ratably to the outstanding Euro Revolving Credit Loans and, third, shall be used to Cash Collateralize the remaining Euro L/C Obligations; and, in the case of prepayments of the Euro Revolving Credit Facility required pursuant to clause (v) of this Section 2.07(b), the amount remaining, if any, after the prepayment in full of all Unreimbursed Euro Amounts, Euro Swing Line Loans and Euro Revolving Credit Loans outstanding at such time and the Cash Collateralization of the remaining Euro L/C Obligations in full (the sum of such prepayment amounts, cash collateralization amounts and remaining amount being, collectively, the "Euro Reduction Amount") may be retained by the Euro Borrower for use in the ordinary course of its business, and the Euro Revolving Credit Facility shall be automatically and permanently reduced by the Euro Reduction Amount as set forth in Section 2.08(b)(ii). Upon the drawing of any Euro Letter of Credit that has been Cash Collateralized, the funds held as Cash Collateral shall be applied (without any further action by or notice to or from the Euro Borrower or any other Loan Party) to reimburse the L/C Issuer or the Euro Revolving Credit Lenders, as applicable.

         (x) Prepayments of the UK Revolving Credit Facility made pursuant to clause (vi) or (vii) of this Section 2.07(b), first, shall be applied ratably to the Unreimbursed UK Amounts and the UK Swing Line Loans, second, shall be applied ratably to the outstanding UK Revolving Credit Loans and, third, shall be used to Cash Collateralize the remaining UK L/C Obligations; and, in the case of prepayments of the UK Revolving Credit Facility required pursuant to clause (vi) of this Section 2.07(b), the amount remaining, if any, after the prepayment in full of all Unreimbursed UK Amounts, UK Swing Line Loans and UK Revolving Credit Loans outstanding at such time and the Cash Collateralization of the remaining UK L/C Obligations in full (the sum of such prepayment amounts, cash collateralization amounts and remaining amount being, collectively, the "UK Reduction Amount") may be retained by the UK Borrower for use in the ordinary course of its business, and the UK Revolving Credit Facility shall be automatically and permanently reduced by the UK Reduction Amount as set forth in Section 2.08(b)(ii). Upon the drawing of any UK Letter of Credit that has been Cash Collateralized, the funds held as Cash Collateral shall be applied (without any further action by or notice to or from the UK Borrower or any other Loan Party) to reimburse the L/C Issuer or the UK Revolving Credit Lenders, as applicable.

         (xi) Notwithstanding any of the other provisions of Section 2.07(b)(i) through (x), the applicable Borrower may, in its sole discretion, deposit the amount of any prepayment required to be made thereunder (on the date on which such prepayment is required to be made) into a Cash Collateral Account until the last day of any Interest Period pertaining to Loans being prepaid, at which time the Administrative Agent shall be authorized (without any further action by or notice to or from the Borrowers or any other Loan Party) to apply such amount to the prepayment of such Loans in accordance with this Section 2.07(b).

         (xii) Anything contained in this Section 2.07(b) to the contrary notwithstanding, (A) if, following the occurrence of any "Asset Sale" (as such term is defined in the 2013 Notes Indenture or the 2015 Notes Indenture) by any Loan Party or any of its Subsidiaries, the U.S. Borrower is required to commit by a particular date (a "Commitment Date") to apply or cause its Subsidiaries to apply an amount equal to any of the "Net Proceeds" (as defined in the 2013 Notes Indenture or the 2015 Notes Indenture) thereof in a particular manner, or to apply by a particular date (an "Application Date") an amount equal to any such "Net Proceeds" in a particular manner, in either case in order to excuse the U.S. Borrower from being required to make an "Asset Sale Offer" (as defined in the 2013 Notes Indenture or the 2015 Notes Indenture) in connection with such "Asset Sale", and the U.S. Borrower shall have failed to so commit or to so apply an amount equal to such "Net Proceeds" before the applicable Commitment Date or Application Date, as the case may be, or (B) if the U.S. Borrower at any other time shall have failed to apply or commit or cause to be applied an amount equal to any such "Net Proceeds", and, thereafter assuming no further application or commitment of an amount equal to such "Net Proceeds" the U.S. Borrower would otherwise be required to make an "Asset Sale Offer" in respect thereof, then in either such case the U.S. Borrower shall immediately pay or cause to be paid to the Administrative Agent an amount equal to such "Net Proceeds" to be applied to the payment of the Loans and L/C Borrowings and to Cash Collateralize the L/C Obligations in the manner set forth in this
Section 2.07(b) in such amounts as shall excuse the U.S. Borrower from making any such "Asset Sale Offer".

         2.08  Termination or Reduction of Commitments.

         (a) Optional. The Borrowers may, upon notice to the Administrative Agent, terminate the unused portions of the Dollar Letter of Credit Sublimit, the Euro Letter of Credit Sublimit, the UK Letter of Credit Sublimit, the unused Euro Revolving Credit Commitments, the unused UK Revolving Credit Commitments or the unused U.S. Revolving Credit Commitments, or from time to time permanently reduce the unused portions of the Dollar Letter of Credit


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


Sublimit, the Euro Letter of Credit Sublimit, the UK Letter of Credit Sublimit, the unused Euro Revolving Credit Commitments, the unused UK Revolving Credit Commitments or the unused U.S. Revolving Credit Commitments; provided that (i) any such notice shall be received by the Administrative Agent not later than 1:00 p.m. (Relevant Local Time) five Business Days prior to the date of termination or reduction, (ii) any such partial reduction shall be in an aggregate amount of $5,000,000 or any whole multiple of $1,000,000 in excess thereof in respect of the U.S. Revolving Credit Facility, (euro)5,000,000 or any whole multiple of (euro)1,000,000 in excess thereof in respect of the Euro Revolving Credit Facility and (pound)5,000,000 or any whole multiple of (pound)1,000,000 in excess thereof in respect of the UK Revolving Credit Facility, (iii) the Borrowers shall not terminate or reduce the unused portions of the Dollar Letter of Credit Sublimit or the unused U.S. Revolving Credit Commitments if, after giving effect thereto and to any concurrent prepayments hereunder, the Total U.S. Revolving Credit Outstandings would exceed the U.S. Revolving Credit Facility, (iv) the Borrowers shall not terminate or reduce the unused portions of the Euro Letter of Credit Sublimit or the Euro Revolving Credit Commitments if, after giving effect thereto and to any concurrent prepayments hereunder, the Total Euro Revolving Credit Outstandings would exceed the Euro Revolving Credit Facility and (v) the Borrowers shall not terminate or reduce the unused portions of the UK Letter of Credit Sublimit or the UK Revolving Credit Commitments if, after giving effect thereto and to any concurrent prepayments hereunder, the Total UK Revolving Credit Outstandings would exceed the UK Revolving Credit Facility; provided that the Borrowers may rescind or postpone any such notice of termination of the Revolving Credit Commitments if such termination would have resulted from a refinancing of all the Loans and such refinancing shall not be consummated or otherwise shall be delayed.

         (b) Mandatory. (i) Each of the aggregate Canadian Term Commitments, aggregate Dollar Term Commitments and aggregate Euro Term Commitments shall be automatically and permanently reduced to zero on the date of, respectively, the Canadian Term Borrowing, the Dollar Term Borrowing and the Euro Term Borrowing.

         (ii) Each of the Euro Revolving Credit Facility, the U.S. Revolving Credit Facility and the UK Revolving Credit Facility shall be automatically and permanently reduced on each date on which the prepayment of Revolving Credit Loans outstanding thereunder is required to be made pursuant to Section 2.07(b)(i), (ii) or (iii) by an amount equal to the Euro Reduction Amount, the U.S. Reduction Amount or the UK Reduction Amount, as applicable.

         (iii) If after giving effect to any reduction or termination of unused Revolving Credit Commitments under this Section 2.08, (A) the Dollar Letter of Credit Sublimit or the Dollar Swing Line Sublimit exceeds the amount of the U.S. Revolving Credit Facility at such time, such Sublimit shall be automatically reduced by the amount of such excess, (B) the Euro Swing Line Sublimit or the Euro Letter of Credit Commitment exceeds the amount of the Euro Revolving Credit Facility at such time, such Sublimit shall be automatically reduced by the amount of such excess or (C) the UK Swing Line Sublimit or the UK Letter of Credit Sublimit exceeds the amount of the UK Revolving Credit Facility at such time, such Sublimit shall be automatically reduced by the amount of such excess.

         (c) Application of Commitment Reductions; Payment of Fees. The Administrative Agent will promptly notify the Lenders of any termination or reduction of unused portions of any Letter of Credit Sublimit, or the unused Revolving Credit Commitments under this Section 2.08. Upon any reduction of any of the unused Revolving Credit Commitments, the applicable Revolving Credit Commitment of each applicable Revolving Credit Lender shall be reduced by such Lender's Applicable U.S. Revolving Credit Percentage, Applicable Euro Revolving Credit Percentage or Applicable Revolving Credit Percentage, as the case may be, of such reduction amount. All fees accrued until the effective date of any termination of the Aggregate Commitments shall be paid on the effective date of such termination.

         2.09  Repayment of Loans.

         (a) Canadian Term Loans. The U.S. Borrower shall repay to the Administrative Agent for the ratable account of the Canadian Term Lenders the aggregate principal amount of all Canadian Term Loans outstanding on the following dates in the respective amounts set forth opposite such dates (which amounts shall be reduced as a result of the application of prepayments in accordance with the order of priority set forth in Section 2.07):

             ---------------------------------------------------
             Date                                Amount
             ---------------------------------------------------
             June 30, 2005                       CAD $156,000
             ---------------------------------------------------
             September 30, 2005                  CAD $156,000
             ---------------------------------------------------
             December 31, 2005                   CAD $156,000
             ---------------------------------------------------
             March 31, 2006                      CAD $156,000
             ---------------------------------------------------
             June 30, 2006                       CAD $156,000
             ---------------------------------------------------
             September 30, 2006                  CAD $156,000
             ---------------------------------------------------
             December 31, 2006                   CAD $156,000
             ---------------------------------------------------
             March 31, 2007                      CAD $156,000
             ---------------------------------------------------
             June 30, 2007                       CAD $156,000
             ---------------------------------------------------
             September 30, 2007                  CAD $156,000
             ---------------------------------------------------
             December 31, 2007                   CAD $156,000
             ---------------------------------------------------
             March 31, 2008                      CAD $156,000
             ---------------------------------------------------
             June 30, 2008                       CAD $156,000
             ---------------------------------------------------
             September 30, 2008                  CAD $156,000
             ---------------------------------------------------
             December 31, 2008                   CAD $156,000
             ---------------------------------------------------
             March 31, 2009                      CAD $156,000
             ---------------------------------------------------
             June 30, 2009                       CAD $156,000
             ---------------------------------------------------
             September 30, 2009                  CAD $156,000
             ---------------------------------------------------
             December 31, 2009                   CAD $156,000
             ---------------------------------------------------
             March 31, 2010                      CAD $156,000
             ---------------------------------------------------
             June 30, 2010                       CAD $156,000
             ---------------------------------------------------
             September 30, 2010                  CAD $156,000
             ---------------------------------------------------
             December 31, 2010                   CAD $156,000
             ---------------------------------------------------
             March 31, 2011                      CAD $156,000
             ---------------------------------------------------
             June 30, 2011                       CAD $156,000
             ---------------------------------------------------
             September 30, 2011                  CAD $156,000
             ---------------------------------------------------
             December 31, 2011                   CAD $156,000
             ---------------------------------------------------
             Maturity Date                       CAD $58,188,000
             ---------------------------------------------------


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


provided, however, that the final principal repayment installment of the Canadian Term Loans shall be repaid on the Maturity Date for the Canadian Term Facility under which such Loans were made and in any event shall be in an amount equal to the aggregate principal amount of all Canadian Term Loans outstanding on such date.

         (b) Dollar Term Loans. The U.S. Borrower shall repay to the Administrative Agent for the ratable account of the Dollar Term Lenders the aggregate principal amount of all Dollar Term Loans outstanding on the following dates in the respective amounts set forth opposite such dates (which amounts shall be reduced as a result of the application of prepayments in accordance with the order of priority set forth in Section 2.07):

             -----------------------------------------------------
             Date                                Amount
             -----------------------------------------------------
             June 30, 2005                       U.S. $1,350,000
             -----------------------------------------------------
             September 30, 2005                  U.S. $1,350,000
             -----------------------------------------------------
             December 31, 2005                   U.S. $1,350,000
             -----------------------------------------------------
             March 31, 2006                      U.S. $1,350,000
             -----------------------------------------------------
             June 30, 2006                       U.S. $1,350,000
             -----------------------------------------------------
             September 30, 2006                  U.S. $1,350,000
             -----------------------------------------------------
             December 31, 2006                   U.S. $1,350,000
             -----------------------------------------------------
             March 31, 2007                      U.S. $1,350,000
             -----------------------------------------------------
             June 30, 2007                       U.S. $1,350,000
             -----------------------------------------------------
             September 30, 2007                  U.S. $1,350,000
             -----------------------------------------------------
             December 31, 2007                   U.S. $1,350,000
             -----------------------------------------------------
             March 31, 2008                      U.S. $1,350,000
             -----------------------------------------------------
             June 30, 2008                       U.S. $1,350,000
             -----------------------------------------------------
             September 30, 2008                  U.S. $1,350,000
             -----------------------------------------------------
             December 31, 2008                   U.S. $1,350,000
             -----------------------------------------------------
             March 31, 2009                      U.S. $1,350,000
             -----------------------------------------------------
             June 30, 2009                       U.S. $1,350,000
             -----------------------------------------------------
             September 30, 2009                  U.S. $1,350,000
             -----------------------------------------------------
             December 31, 2009                   U.S. $1,350,000
             -----------------------------------------------------
             March 31, 2010                      U.S. $1,350,000
             -----------------------------------------------------
             June 30, 2010                       U.S. $1,350,000
             -----------------------------------------------------
             September 30, 2010                  U.S. $1,350,000
             -----------------------------------------------------
             December 31, 2010                   U.S. $1,350,000
             -----------------------------------------------------
             March 31, 2011                      U.S. $1,350,000
             -----------------------------------------------------
             June 30, 2011                       U.S. $1,350,000
             -----------------------------------------------------
             September 30, 2011                  U.S. $1,350,000
             -----------------------------------------------------
             December 31, 2011                   U.S. $1,350,000
             -----------------------------------------------------
             Maturity Date                       U.S. $503,550,000
             -----------------------------------------------------


provided, however, that the final principal repayment installment of the Dollar Term Loans shall be repaid on the Maturity Date for the Dollar Term Facility under which such Loans were made and in any event shall be in an amount equal to the aggregate principal amount of all Dollar Term Loans outstanding on such date.

         (c) Euro Term Loans. The U.S. Borrower shall repay to the Administrative Agent for the ratable account of the Euro Term Lenders the aggregate principal amount of all Euro Term Loans outstanding on the following dates in the respective amounts set forth opposite such dates (which amounts shall be reduced as a result of the application of prepayments in accordance with the order of priority set forth in Section 2.07):

             ----------------------------------------------------
             Date                                Amount
             ----------------------------------------------------
             August 6, 2011                      (euro)57,000,000
             ----------------------------------------------------
             Maturity Date                       (euro)57,000,000
             ----------------------------------------------------


provided, however, that the final principal repayment installment of the Euro Term Loans shall be repaid on the Maturity Date for the Euro Term Facility under which such Loans were made and in any event shall be in an amount equal to the aggregate principal amount of all Euro Term Loans outstanding on such date.

         (d) Revolving Credit Loans. The U.S. Borrower shall repay to the Administrative Agent for the ratable account of the U.S. Revolving Credit Lenders on the Maturity Date for the U.S. Revolving Credit Facility the aggregate principal amount of all U.S. Revolving Credit Loans outstanding on such date. The Euro Borrower shall repay to the Administrative Agent for the ratable account of the Euro Revolving Credit Lenders on the Maturity Date for the Euro Revolving Credit Facility the aggregate principal amount of all Euro Revolving Credit Loans outstanding on such date. The UK Borrower shall repay to the Administrative Agent for the ratable account of the UK Revolving Credit Lenders on the Maturity Date for the UK Revolving Credit Facility the aggregate principal amount of all UK Revolving Credit Loans outstanding on such date.

         (e) Swing Line Loans. The U.S. Borrower shall repay each Dollar Swing Line Loan, the Euro Borrower shall repay each Euro Swing Line Loan and the UK Borrower shall repay each UK Swing Line Loan, in each case on the earlier to occur of (i) the date ten Business Days after such Loan is made and (ii) the Maturity Date for the Revolving Credit Facilities.

         2.10  Interest.

         (a) Subject to the provisions of Section 2.10(b), (i) each Eurocurrency Rate Loan under a Facility shall bear interest on the outstanding principal amount thereof for each Interest Period at a rate per annum equal to the Eurocurrency Rate for such Interest Period plus the Applicable Rate for such Facility; (ii) each Base Rate Loan under a Facility shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Base Rate plus the Applicable Rate for such Facility; (iii) each Dollar Swing Line Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Base Rate plus the Applicable Rate for the Revolving Credit Facilities and (iv) each Euro Swing Line Loan and each UK Swing Line Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Overnight Rate plus the Applicable Rate for the Revolving Credit Facilities.

         (b) (i) If any amount of principal of any Loan is not paid when due (without regard to any applicable grace periods), whether at stated maturity, by acceleration or otherwise, such amount shall thereafter bear interest at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by applicable Laws.

         (ii) If any amount (other than principal of any Loan) payable by a Borrower under any Loan Document is not paid when due (without regard to any applicable grace periods), whether at stated maturity, by acceleration or otherwise, then upon the request of the Required Lenders such amount shall thereafter bear interest at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by applicable Laws.

         (iii) Upon the request of the Required Lenders, while any Event of Default under Sections 8.01(a), (f) or (g) exists, the Borrowers shall pay interest on the principal amount of all outstanding Obligations hereunder at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by applicable Laws.

         (iv) Accrued and unpaid interest on past due amounts (including interest on past due interest) shall be due and payable upon demand.

         (c) Interest on each Loan shall be due and payable in arrears on each Interest Payment Date applicable thereto and at such other times as may be specified herein. Interest hereunder shall be due and payable in accordance with the terms hereof before and after judgment, and before and after the commencement of any proceeding under any Debtor Relief Law.

         2.11 Fees. In addition to certain fees described in Sections 2.03(i) and (j), 2.04(i) and (j) and 2.05(i) and (j):

         (a) Commitment Fee. (i) The U.S. Borrower shall pay to the Administrative Agent for the account of each U.S. Revolving Credit Lender in accordance with its Applicable U.S. Revolving Credit Percentage, a commitment fee equal to the Applicable Rate times the actual daily amount by which the aggregate U.S. Revolving Credit Commitments exceed the sum of (1) the Outstanding Amount of U.S. Revolving Credit Loans and (2) the Outstanding Amount of Dollar L/C Obligations, (ii) the Euro Borrower shall pay to the Administrative Agent for the account of each Euro Revolving Credit Lender in accordance with its Applicable Euro Revolving Credit Percentage, a commitment fee equal to the Applicable Rate times the actual daily amount by which the aggregate Euro Revolving Credit Commitments exceed the sum of (1) the Outstanding Amount of Euro Revolving Credit Loans and (2) the Outstanding Amount of Euro L/C Obligations and (iii) the UK Borrower shall pay to the Administrative Agent for the account of each UK Revolving Credit Lender in accordance with its Applicable UK Revolving Credit Percentage a commitment fee equal to the Applicable Rate times the actual daily amount by which the aggregate UK Revolving Credit Commitments exceed the sum of (1) the Outstanding Amount of UK Revolving Credit Loans and (2) the Outstanding Amount of UK L/C Obligations. The commitment fee shall accrue at all times during the Availability Period, including at any time during which one or more of the conditions in Section 4.02 is not met, and shall be due and payable quarterly in arrears on the last Business Day of each March, June, September and December, commencing with the first such date to occur after the Closing Date, and on the

Maturity Date for the Revolving Credit Facilities. The commitment fee shall be calculated quarterly in arrears, and if there is any change in the Applicable Rate during any quarter, the actual daily amount shall be computed and multiplied by the Applicable Rate separately for each period during such quarter that such Applicable Rate was in effect.

         (b) Other Fees. (i) The U.S. Borrower shall pay to each of Bank of America, Merrill Lynch and CNAI and to the Administrative Agent for their own respective accounts fees in the amounts and at the times specified in the Fee Letter. Such fees shall be fully earned when paid and shall not be refundable for any reason whatsoever.

         (ii) The U.S. Borrower shall pay to the Administrative Agent, Arrangers and Joint Bookrunners such fees as shall have been separately agreed upon in writing in the amounts and at the times so specified. Such fees shall be fully earned when paid and shall not be refundable for any reason whatsoever.

         2.12 Computation of Interest and Fees. All computations of interest for Base Rate Loans when the Base Rate is determined by Bank of America's "prime rate" shall be made on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed. All computations of interest for all Loans denominated in Pounds Sterling shall be made on the basis of a year of 365 days and actual days elapsed. All other computations of fees and interest shall be made on the basis of a 360-day year and actual days elapsed (which results in more fees or interest, as applicable, being paid than if computed on the basis of a 365-day year). Interest shall accrue on each Loan for the day on which the Loan is made, and shall not accrue on a Loan, or any portion thereof, for the day on which the Loan or such portion is paid, provided that any Loan that is repaid on the same day on which it is made shall, subject to Section 2.14(a), bear interest for one day. Each determination by the Administrative Agent of an interest rate or fee hereunder shall be conclusive and binding for all purposes, absent manifest error.

         2.13  Evidence of Indebtedness.

         (a) The Credit Extensions made by each Lender shall be evidenced by one or more accounts or records maintained by such Lender and by the Administrative Agent in the ordinary course of business. The accounts or records maintained by the Administrative Agent and each Lender shall be prima facie evidence absent manifest error of the amount of the Credit Extensions made by the Lenders to the Borrowers and the interest and payments thereon. Any failure to so record or any error in doing so shall not, however, limit or otherwise affect the obligation of the Borrowers hereunder to pay any amount owing with respect to the Obligations. In the event of any conflict between the accounts and records maintained by any Lender and the accounts and records of the Administrative Agent in respect of such matters, the accounts and records of the Administrative Agent (set forth in the Register) shall control in the absence of manifest error. Upon the request of any Lender made through the Administrative Agent, the applicable Borrower shall execute and deliver to such Lender (through the Administrative Agent) a Note, which shall evidence such Lender's Loans in addition to such accounts or records. Each Lender may attach schedules to its Note and endorse thereon the date, Type (if applicable), amount and maturity of its Loans and payments with respect thereto.

         (b) In addition to the accounts and records referred to in Section 2.13(a), each Lender and the Administrative Agent shall maintain in accordance with its usual practice accounts or records evidencing the purchases and sales by such Lender of participations in Letters of Credit and Swing Line Loans. In the event of any conflict between the accounts and records maintained by the Administrative Agent and the accounts and records of any Lender in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error.

         2.14  Payments Generally; Administrative Agent's Clawback.

         (a) General. Except as otherwise expressly provided herein, all payments to be made by the Borrowers shall be made without condition or deduction for any counterclaim, defense, recoupment or setoff. Except as otherwise expressly provided herein, all payments by the Borrowers hereunder shall be made to the Administrative Agent, for the account of the respective Lenders to which such payment is owed, at the Administrative Agent's Office in Dollars or the applicable Foreign Currency and in immediately available funds not later than 2:00 p.m. on the date specified herein. The Administrative Agent will promptly distribute to each Lender its Applicable Percentage in respect of the relevant Facility (or other applicable share as provided herein) of such payment in like funds as received by wire transfer to such Lender's Lending Office. All payments received by the Administrative Agent after 2:00 p.m. shall be deemed received on the next succeeding Business Day and any applicable interest or fee shall continue to accrue. If any payment to be made by a Borrower shall come due on a day other than a Business Day, payment shall be made on the next following Business Day and such extension of time shall be reflected on computing interest or fees, as the case may be.

         (b) (i) Funding by Lenders; Presumption by Administrative Agent. Unless the Administrative Agent shall have received notice from a Lender prior to the proposed date of any Borrowing of Eurocurrency Loans (or, in the case of any Base Rate Loans, prior to 12:00 noon on the date of such Borrowing) that such Lender will not make available to the Administrative Agent such Lender's share of such Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with Section 2.02 (or, in the case of a Borrowing of Base Rate Loans, that such Lender has made such share available in accordance with and at the time required by Section 2.02) and may, in reliance upon such assumption, make available to the applicable Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Administrative Agent, then the applicable Lender and such Borrower severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount in immediately available funds with interest thereon, for each day from and including the date such amount is made available to such Borrower to but excluding the date of payment to the Administrative Agent, at (A) in the case of a payment to be made by such Lender, the greater of the Federal Funds Rate (in the case of Loans denominated in Dollars) or the Overnight Rate (in the case of Loans denominated in a Foreign Currency) and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation and (B) in the case of a payment to be made by a Borrower, the interest rate applicable to Base Rate Loans (in the case of payments denominated in Dollars) or the interest rate applicable to Eurocurrency Rate Loans with an interest period of one month (in the case of payments denominated in a Foreign Currency). If a Borrower and such Lender shall pay such interest to the Administrative Agent


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for the same or an overlapping period, the Administrative Agent shall promptly remit to such Borrower the amount of such interest paid by such Borrower for such period. If such Lender pays its share of the applicable Borrowing to the Administrative Agent, then the amount so paid shall constitute such Lender's Loan included in such Borrowing. Any payment by a Borrower shall be without prejudice to any claim such Borrower may have against a Lender that shall have failed to make such payment to the Administrative Agent.

         (ii) Payments by Borrowers; Presumptions by Administrative Agent. Unless the Administrative Agent shall have received notice from a Borrower prior to the time at which any payment is due to the Administrative Agent for the account of the Lenders or the L/C Issuer hereunder that such Borrower will not make such payment, the Administrative Agent may assume that such Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Appropriate Lenders or the L/C Issuer, as the case may be, the amount due. In such event, if such Borrower has not in fact made such payment, then each of the Appropriate Lenders or the L/C Issuer, as the case may be, severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender or the L/C Issuer, in immediately available funds with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Rate (in the case of Loans denominated in Dollars) or the Overnight Rate (in the case of Loans denominated in a Foreign Currency) and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation.

         A notice of the Administrative Agent to any Lender or any Borrower with respect to any amount owing under this subsection (b) shall be conclusive, absent manifest error.

         (c) Failure to Satisfy Conditions Precedent. If any Lender makes available to the Administrative Agent funds for any Loan to be made by such Lender as provided in the foregoing provisions of this Article II, and such funds are not made available to the applicable Borrower by the Administrative Agent because the conditions to the applicable Credit Extension set forth in
Article IV are not satisfied or waived in accordance with the terms hereof, the Administrative Agent shall return such funds (in like funds as received from such Lender) to such Lender, without interest.

         (d) Obligations of Lenders Several. The obligations of the Lenders hereunder to make Loans, to fund participations in Letters of Credit and Swing Line Loans and to make payments pursuant to Section 10.04(c) are several and not joint. The failure of any Lender to make any Loan, to fund any such participation or to make any payments under Section 10.04(c) on any date required hereunder shall not relieve any other Lender of its corresponding obligation to do so on such date, and no Lender shall be responsible for the failure of any other Lender to so make its Loan, purchase its participation or to make its payments under Section 10.04(c).

         (e) Funding Source. Nothing herein shall be deemed to obligate any Lender to obtain the funds for any Loan in any particular place or manner or to constitute a representation by any Lender that it has obtained or will obtain the funds for any Loan in any particular place or manner.


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         (f)   Insufficient Payment. Whenever any payment received by the
Administrative Agent under this Agreement or any of the other Loan Documents is insufficient to pay in full all amounts due and payable to the Administrative Agent and the Lenders under or in respect of this Agreement and the other Loan Documents on any date, such payment shall be distributed by the Administrative Agent and applied by the Administrative Agent and the Lenders in the order of priority set forth in Section 8.03.

         (g) To the extent that the Administrative Agent receives funds for application to the amounts owing by any Borrower under or in respect of this Agreement in currencies other than the currency or currencies required to enable the Administrative Agent to distribute funds to the Lenders in accordance with the terms of this Agreement, the Administrative Agent shall be entitled to convert or exchange such funds into Dollars or into a Foreign Currency or from Dollars to a Foreign Currency or from a Foreign Currency to Dollars, as the case may be, to the extent necessary to enable the Agent to distribute such funds in accordance with the terms of this Agreement; provided that each Borrower and each of the Lenders hereby agree that the Administrative Agent shall not be liable or responsible for any loss, cost or expense suffered by such Borrower or such Lender as a result of any conversion or exchange of currencies affected pursuant to this Section 2.14(g) or as a result of the failure of the Administrative Agent to effect any such conversion or exchange; and provided further that each applicable Borrower agrees to indemnify the Administrative Agent and each Lender, and hold the Administrative Agent and each Lender harmless, for any and all losses, costs and expenses incurred by the Administrative Agent or any Lender for any conversion or exchange of currencies (or the failure to convert or exchange any currencies) or which result in the Administrative Agent or the Lenders receiving a lower amount that they would have received had such currency not been required to be so converted or exchanged, in accordance with this Section 2.14(g).

         2.15 Sharing of Payments by Lenders. If any Lender shall, by exercising any right of setoff or counterclaim or any right in respect of Collateral or otherwise, obtain payment in respect of any principal of or interest on any of the Loans made by it, or the participations in L/C Obligations or Swing Line Loans held by it resulting in such Lender's receiving payment of a proportion of the aggregate amount of such Loans or participations and accrued interest thereon greater than its pro rata share thereof of the applicable Facility as provided herein, then the Lender receiving such greater proportion shall (subject to the provisions of Section 8.03) (a) notify the Administrative Agent of such fact, and (b) purchase (for cash at face value) participations in the Loans and subparticipations in L/C Obligations and Swing Line Loans of the other Lenders, or make such other adjustments as shall be equitable, so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Loans and other amounts owing them, provided that:

         (i) if any such participations or subparticipations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations or subparticipations shall be rescinded and the purchase price restored to the extent of such recovery, without interest; and

         (ii)  the provisions of this Section shall not be construed to apply to
     (x) any payment made by the Borrowers pursuant to and in accordance with the express terms of


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


     this Agreement, (y) any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans or subparticipations in L/C Obligations and Swing Line Loans to any assignee or participant, other than to the U.S. Borrower or any Subsidiary thereof (as to which the provisions of this Section shall apply) or (z) any payment made to a Non-Consenting Lender pursuant to clause (y) of the final paragraph of Section 10.01.

         Each Loan Party consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against such Loan Party rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of such Loan Party in the amount of such participation.

         2.16  Incremental Facility.

         (a) The U.S. Borrower may, at any time and from time to time prior to the Maturity Date, by notice to the Administrative Agent, request the addition of a new term loan facility (each an "Incremental Term Facility") or a new revolving credit facility (each an "Incremental Revolving Credit Facility" and, together with the Incremental Term Facilities, an "Incremental Facility") denominated in Dollars, Euros or other foreign currencies to be mutually agreed by the U.S. Borrower and the Administrative Agent pursuant to additional commitments (the "Incremental Commitments") in an amount up to the sum of $500,000,000 in the aggregate (provided that the Incremental Revolving Credit Facilities cannot exceed $100,000,000 in the aggregate) to be effective as of a date that is at least 90 days prior to the scheduled Maturity Date then in effect (the "Increase Date") as specified in the related notice to the Administrative Agent; provided, however, that (i) in no event shall the aggregate amount of all of the Incremental Commitments exceed $500,000,000 nor shall the aggregate amount of Incremental Commitments relating to the Incremental Revolving Credit Facilities exceed $100,000,000, (ii) the U.S. Borrower may make a maximum of five such requests, (iii) on the date of any request by the U.S. Borrower for an Incremental Facility and on the related Increase Date, the applicable conditions set forth in Section 4.02 and in subsection (d) of this Section 2.16 shall be satisfied, (iv) such Incremental Facility shall be used for general corporate purposes, including, without limitation, Permitted Acquisitions (in which case the conditions set forth in Section 7.03(h) shall be satisfied), (v) the final maturity of such Incremental Term Facilities is equal to or greater than the final maturity of the existing Term Facilities and the final maturity of such Incremental Revolving Credit Facilities is equal to or greater than the final maturity of the existing Revolving Credit Facilities, (vi) such Incremental Facility is either (A) an increase in a Facility existing prior to the Increase Date, in which case the requirements of Section 2.16(e) shall be satisfied or (B) a new Facility (i.e., not on the same terms as any existing Facility), (vii) such Incremental Facility shall be on terms no more restrictive than those set forth in this Agreement and shall contain such other terms as may be agreed by the U.S. Borrower and the Administrative Agent and (viii) such Incremental Facility may be made available to a foreign Subsidiary of the U.S. Borrower, subject to the consent of the Administrative Agent.

         (b) If the Administrative Agent approves the terms of the Incremental Facility (which approval shall not be unreasonably withheld or delayed if such terms are otherwise in


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


accordance with the provisions of this Agreement), the Administrative Agent shall promptly notify the Lenders of a request by the U.S. Borrower for Incremental Commitments, which notice shall include (i) the proposed amount and other material terms of the Incremental Facility, (ii) the proposed Increase Date and (iii) the date by which Lenders wishing to participate in the Incremental Facility must commit to an Incremental Commitment (the "Commitment Date"). Each Lender that is willing to participate in the requested Incremental Facility (each an "Increasing Lender") shall, in its sole discretion, give written notice to the Administrative Agent on or prior to the Commitment Date of the amount it is willing to commit to the Incremental Facility. If the Lenders notify the Administrative Agent that they are willing to participate in an Incremental Facility by an aggregate amount that exceeds the amount of the requested Incremental Commitments, the requested Incremental Commitments shall be allocated among the Lenders willing to participate therein in such amounts as are agreed between the U.S. Borrower and the Administrative Agent.

         (c) Promptly following the applicable Commitment Date, the Administrative Agent shall notify the U.S. Borrower as to the amount, if any, by which the Lenders are willing to participate in the requested Incremental Facility. If the aggregate amount by which the Lenders are willing to participate in the requested Incremental Facility on any such Commitment Date is less than the requested Incremental Commitments, then the U.S. Borrower may extend offers to one or more Eligible Assignees to participate in any portion of the requested Incremental Facility that has not been committed to by the Lenders as of the Commitment Date; provided, however, that the Commitment of each such Eligible Assignee shall be in an amount equal to at least U.S.$1,000,000.

         (d) On the applicable Increase Date, each Eligible Assignee that accepts an offer to participate in a requested Incremental Facility in accordance with Section 2.16(c) (each such Eligible Assignee, an "Assuming Lender") shall become a Lender party to this Agreement as of the applicable Increase Date and the Commitment of each Increasing Lender for such Incremental Facility shall be so increased by such amount (or by the amount allocated to such Lender pursuant to the last sentence of Section 2.16(b)) as of such Increase Date; provided, however, that the Administrative Agent shall have received on or before the Increase Date the following, each dated such date:

               (i) (A) certified copies of resolutions of the Board of Directors of the U.S. Borrower approving the Incremental Facility and the corresponding modifications to this Agreement and (B) an opinion of counsel for the U.S. Borrower, in a form reasonably satisfactory to the Administrative Agent;

               (ii) an assumption agreement from each Assuming Lender, if any, in form and substance satisfactory to the U.S. Borrower and the Administrative Agent (each an "Assumption Agreement"), duly executed by such Eligible Assignee, the Administrative Agent and the U.S. Borrower; and

               (iii) confirmation from each Increasing Lender of the increase in the amount of its Commitment in a writing satisfactory to the U.S. Borrower and the Administrative Agent.


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


         On the applicable Increase Date, upon fulfillment of the conditions set forth in the immediately preceding sentence of this Section 2.16(d), the Administrative Agent shall notify the Lenders (including each Assuming Lender) and the U.S. Borrower, on or before 11:00 A.M. (Relevant Local Time), by telecopier or telex, of the occurrence of the Incremental Facility to be effected on the related Increase Date and shall record in the Register the relevant information with respect to each Increasing Lender and each Assuming Lender on such date.

         (e) Notwithstanding anything to the contrary contained above, each Incremental Facility shall constitute a new Facility, which shall be separate and distinct from the existing Facilities pursuant to this Agreement, provided that an Incremental Facility may constitute part of, and be added to, an existing Facility, so long as:

               (i) the advances made under the Incremental Facility shall have the same final maturity date and same weighted average life to maturity as the existing Facility to which the new Incremental
         Facility is being added, and shall bear interest at the same rates (i.e., have the same "Applicable Rate") applicable to such Facility;

               (ii) the new Incremental Facility shall have the same scheduled repayment dates as then remain with respect to the existing Facility to which such new Incremental Facility is being added, with the amount of each scheduled repayment installment of the new Incremental Facility to be the same (on a proportionate basis) as is theretofore applicable to the existing Facility to which such new Incremental Facility is being added; and

               (iii) on the date of the making of loan under the new Incremental Facility, and notwithstanding anything to the contrary in
         Section 2.07, the aggregate principal amount of such new loan shall be added to (and form part of) each Borrowing of outstanding Loans of the respective Facility on a pro rata basis (based on the relative sizes of the various outstanding Borrowings), so that each Lender will participate proportionately in each then outstanding Borrowing under the respective Facility, and so that the existing Lenders with respect to such Facility continue to have the same participation (by amount) in each Borrowing as they had before the making of the new advances under such Facility.

         To the extent the provisions of the preceding clause (iii) require that Lenders making new loans under an Incremental Facility add the aggregate principal amount of such new loans to the then outstanding Loans of Eurocurrency Rate Advances, it is acknowledged that the effect thereof may result in such new advances having short Interest Periods (i.e. an Interest Period that will begin during an Interest Period then applicable to the outstanding Eurocurrency Rate Advances and which will end on the last day of such Interest Period). In connection therewith, the U.S. Borrower may agree to compensate the Lenders making the advances under the new Incremental Facility for funding Eurocurrency Rate Advances during an existing Interest Period on such basis as may be agreed by the U.S. Borrower and the respective Lender or Lenders.

         (f) Conflicting Provisions. This Section shall supersede any provisions in Sections 2.15 or 10.01 to the contrary.


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                                 ARTICLE III
                     TAXES, YIELD PROTECTION AND ILLEGALITY

         3.01  Taxes.

         (a) Payments Free of Taxes. Any and all payments by or on account of any obligation of the Borrowers hereunder or under any other Loan Document shall be made free and clear of and without reduction or withholding for any Indemnified Taxes or Other Taxes, provided that if any Borrower shall be required by applicable Law to deduct any Indemnified Taxes (including any Other Taxes) from such payments, then (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section) the Administrative Agent, any Lender or the L/C Issuer, as the case may be, receives an amount equal to the sum it would have received had no such deductions been made, (ii) such Borrower shall make such deductions and (iii) such Borrower shall timely pay the full amount deducted to the relevant Governmental Authority in accordance with applicable Law.

         (b) Payment of Other Taxes by the Borrowers. Without limiting the provisions of subsection (a) above, the Borrowers shall timely pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law.

         (c) Indemnification by the Borrowers. Each of the Borrowers shall indemnify the Administrative Agent, each Lender and the L/C Issuer, within 30 days after written demand therefor, for the full amount of any Indemnified Taxes or Other Taxes (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section) paid by the Administrative Agent, such Lender or the L/C Issuer, as the case may be, and any penalties, interest and reasonable expenses arising therefrom or with respect thereto (provided that such penalties, interests and expenses are not attributable to the gross negligence or willful misconduct of the Administrative Agent, any Lender, or the L/C Issuer), whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment, setting forth in reasonable detail the calculation and basis for such amount, delivered to a Borrower by a Lender or the L/C Issuer (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender or the L/C Issuer, shall be conclusive absent manifest error.

         (d) Change in Place of Organization. The Borrowers shall not be required pursuant to this Section 3.01 to pay any additional amount to, or to indemnify, the Administrative Agent, any Lender, or the L/C Issuer, as the case may be, to the extent such Administrative Agent, Lender, or L/C Issuer becomes subject to Taxes subsequent to the date on which such Administrative Agent, Lender, or L/C Issuer becomes a party to this Agreement as a result of a change in the place of organization of such Administrative Agent, Lender, or L/C Issuer, except to the extent that any such change is requested or required by a Borrower (and provided, that nothing in this clause (d) shall be construed as relieving the Borrowers from any obligation to make such payments or indemnification in the event of a Change in Law, including a Change in Law after the date of such change of place of organization).

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


         (e) Evidence of Payments. As soon as practicable after any payment of Indemnified Taxes or Other Taxes by a Borrower to a Governmental Authority, such Borrower shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

         (f) Status of Lenders. Any Foreign Lender or any UK Lender that is entitled to an exemption from or reduction of withholding tax under the law of the jurisdiction in which the relevant Borrower with respect to that Foreign Lender or UK Lender is resident for tax purposes, or any treaty to which such jurisdiction is a party, with respect to payments hereunder or under any other Loan Document shall deliver to such Borrower or the relevant Governmental Authority (with a copy to the Administrative Agent), at the time or times prescribed by applicable law or reasonably requested by such Borrower or the Administrative Agent, such properly completed and executed documentation prescribed by applicable law as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if requested by a Borrower or the Administrative Agent, shall deliver such other documentation prescribed by applicable law or reasonably requested by such Borrower or the Administrative Agent as will enable such Borrower or the Administrative Agent to determine whether or not such Lender is subject to withholding or information reporting requirements.

Without limiting the generality of the foregoing, if a Borrower is resident for tax purposes in the United States, (i) any Foreign Lender shall deliver to such Borrower and the Administrative Agent, or to such Persons as they may reasonably designate, (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the request of such Borrower or the Administrative Agent, but only if such Foreign Lender is legally entitled to do so), whichever of the following is applicable:

               (A) duly completed originals of Internal Revenue Service Form W-8BEN claiming eligibility for benefits of an income tax treaty to which the United States is a party,

               (B) duly completed originals of Internal Revenue Service Form W-8ECI,

               (C) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under section 881(c) of the Code,
         (A) a certificate to the effect that such Foreign Lender is not (1) a "bank" within the meaning of section 881(c)(3)(A) of the Code, (2) a "10 percent shareholder" of such Borrower within the meaning of section 881(c)(3)(B) of the Code, or (3) a "controlled foreign corporation" described in section 881(c)(3)(C) of the Code and (B) duly completed originals of Internal Revenue Service Form W-8BEN, or

               (D) any other form prescribed by applicable law as a basis for claiming exemption from or reduction in United States Federal withholding tax (including any successor form to those referenced in Sections 3.01(f)(i)-(iii) duly completed together with such supplementary documentation as may be prescribed by applicable law to permit such Borrower to determine the withholding or deduction required to be made, or

         (ii) any Lender that is not a Foreign Lender shall deliver to such Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the request of such Borrower or the Administrative Agent) a duly completed Internal Revenue Service Form W-9 (or successor form thereto).

         (g) Treatment of Certain Refunds. If the Administrative Agent, any Lender, or L/C Issuer becomes aware that it is entitled to claim a refund from a Governmental Authority in respect of Indemnified Taxes or Other Taxes paid by a Borrower pursuant to this Section 3.01, such Administrative Agent, Lender or L/C Issuer, as the case may be, shall promptly notify the Borrower of the availability of such refund claim and, within 30 days after receipt of a request by a Borrower, make a claim to such Governmental Authority for such refund. If the Administrative Agent, any Lender or the L/C Issuer receives a refund of any Taxes or Other Taxes as to which it has been indemnified by a Borrower or with respect to which a Borrower has paid additional amounts pursuant to this Section, it shall pay to such Borrower an amount equal to such refund (but only to the extent of indemnity payments made, or additional amounts paid, by such Borrower under this Section with respect to the Taxes or Other Taxes giving rise to such refund), net of all out-of-pocket expenses of the Administrative Agent, such Lender or the L/C Issuer, as the case may be, and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund), provided that each Borrower, upon the request of the Administrative Agent, such Lender or the L/C Issuer, agrees to repay the amount paid over to such Borrower (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to the Administrative Agent, such Lender or the L/C Issuer in the event the Administrative Agent, such Lender or the L/C Issuer is required to repay such refund to such Governmental Authority. This subsection shall not be construed to require the Administrative Agent, any Lender or the L/C Issuer to make available its tax returns (or any other information relating to its taxes that it reasonably deems confidential) to the Borrowers or any other Person.

         (h) UK Lenders. A Borrower is not required to pay additional amounts to a Lender (other than an assignee pursuant to a request by a Borrower under Section 10.14) pursuant to Section 3.01(a) in respect of any Indemnified Tax that is required by the United Kingdom to be withheld from a payment of interest on a loan made to a Borrower incorporated in the United Kingdom if at the time that that withholding is made: (i) the relevant Lender is not a UK Lender and that Indemnified Tax would not have been required to be withheld had that Lender been a UK Lender unless the reason that that Lender is not a UK Lender is a change after the date on which it became a Lender under this Agreement in (or in the interpretation, administration or application of) any law or double taxation agreement or any published practice or published concession of any relevant Tax authority; or (ii) the relevant Lender is a Treaty Lender and the relevant Borrower is able to demonstrate that that Indemnified Tax is required to be withheld as a result of the failure of the relevant Lender to comply with its obligations under Section 3.01(f).


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


         3.02  Illegality.

         If any Lender determines in good faith that any Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for any Lender or its applicable Lending Office to make, maintain or fund Eurocurrency Rate Loans in dollars or any Foreign Currency, or to determine or charge interest rates based upon the Eurocurrency Rate, or any Governmental Authority has imposed material restrictions on the authority of such Lender to purchase or sell, or to take deposits of, Dollars or any Foreign Currency in the London interbank market, then, on notice thereof by such Lender to the U.S. Borrower through the Administrative Agent, any obligation of such Lender to make or continue Eurocurrency Rate Loans or to convert Base Rate Loans to Eurocurrency Rate Loans shall be suspended until such Lender notifies the Administrative Agent and the U.S. Borrower that the circumstances giving rise to such determination no longer exist. Upon receipt of such notice, the U.S. Borrower shall, upon demand from such Lender (with a copy to the Administrative Agent), (a) with respect to Loans denominated in Dollars, prepay or, if applicable, convert all Eurocurrency Rate Loans of such Lender to Base Rate Loans and (b) with respect to Loans denominated in a Foreign Currency, exchange all such Loans into the Equivalent thereof in Dollars and convert such Loans to Base Rate Loans, in each case either on the last day of the Interest Period therefor, if such Lender may lawfully continue to maintain such Eurocurrency Rate Loans to such day, or immediately, if such Lender may not lawfully continue to maintain such Eurocurrency Rate Loans. Upon any such prepayment or conversion, the U.S. Borrower shall also pay accrued interest on the amount so prepaid or converted and amounts due pursuant to Section 3.05, if any.

         3.03  Inability to Determine Rates.

         If the Required Lenders determine that for any reason in connection with any request for a Eurocurrency Rate Loan or a conversion to or continuation thereof that (a) deposits in Dollars or the applicable Foreign Currency are not being offered to banks in the London interbank eurocurrency market for the applicable amount and Interest Period of such Eurocurrency Rate Loan, (b) adequate and reasonable means do not exist for determining the Eurocurrency Rate for any requested Interest Period with respect to a proposed Eurocurrency Rate Loan, or (c) the Eurocurrency Rate for any requested Interest Period with respect to a proposed Eurocurrency Rate Loan does not adequately and fairly reflect the cost to such Lenders of funding such Loan, the Administrative Agent will promptly so notify the Borrowers and each Lender. Thereafter, the obligation of the Lenders to make or maintain Eurocurrency Rate Loans shall be suspended until the Administrative Agent (upon the instruction of the Required Lenders) revokes such notice. Upon receipt of such notice, the applicable Borrower may revoke any pending request for a Borrowing of, conversion to or continuation of Eurocurrency Rate Loans or, failing that, (x) in the case of requests for Borrowings in Dollars, will be deemed to have converted such request into a request for a Borrowing of Base Rate Loans in the amount specified therein and (y) in the case of requests for Borrowings in any Foreign Currency, will be deemed to have revoked such request.

         3.04  Increased Costs; Reserves on Eurocurrency Rate Loans.

         (a)   Increased Costs Generally. If any Change in Law shall:


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         (i)   impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended or participated in by, any Lender;

         (ii) subject any Lender or the L/C Issuer to any tax of any kind whatsoever with respect to this Agreement, any Letter of Credit, any participation in a Letter of Credit or any Eurocurrency Rate Loan made by it, or change the basis of taxation of payments to such Lender or the L/C Issuer in respect thereof (except for Indemnified Taxes or Other Taxes covered by Section 3.01 and any Excluded Tax); or

         (iii) impose on any Lender or the L/C Issuer or the London interbank market any other condition, cost or expense affecting this Agreement or Eurocurrency Rate Loans made by such Lender or any Letter of Credit or participation therein;

and the result of any of the foregoing shall be to increase the cost to such Lender of making or maintaining any Eurocurrency Rate Loan (or of maintaining its obligation to make any such Loan), or to increase the cost to such Lender or the L/C Issuer of participating in, issuing or maintaining any Letter of Credit (or of maintaining its obligation to participate in or to issue any Letter of Credit), or to reduce the amount of any sum received or receivable by such Lender or the L/C Issuer hereunder (whether of principal, interest or any other amount) then, upon request of such Lender or the L/C Issuer, the Borrowers will pay to such Lender or the L/C Issuer, as the case may be, such additional amount or amounts as will compensate such Lender or the L/C Issuer, as the case may be, for such additional costs incurred or reduction suffered.

         (b) Capital Requirements. If any Lender or the L/C Issuer determines that any Change in Law affecting such Lender or the L/C Issuer or any Lending Office of such Lender or such Lender's or the L/C Issuer's holding company, if any, regarding capital requirements has or would have the effect of reducing the rate of return on such Lender's or the L/C Issuer's capital or on the capital of such Lender's or the L/C Issuer's holding company, if any, as a consequence of this Agreement, the Commitments of such Lender or the Loans made by, or participations in Letters of Credit held by, such Lender, or the Letters of Credit issued by the L/C Issuer, to a level below that which such Lender or the L/C Issuer or such Lender's or the L/C Issuer's holding company could have achieved but for such Change in Law (taking into consideration such Lender's or the L/C Issuer's policies and the policies of such Lender's or the L/C Issuer's holding company with respect to capital adequacy), then from time to time the Borrowers will pay to such Lender or the L/C Issuer, as the case may be, such additional amount or amounts as will compensate such Lender or the L/C Issuer or such Lender's or the L/C Issuer's holding company for any such reduction suffered.

         (c) Certificates for Reimbursement. A certificate of a Lender or the L/C Issuer setting forth the amount or amounts necessary to compensate such Lender or the L/C Issuer or its holding company, as the case may be (which certificate shall set forth in reasonable detail the basis for and calculation thereof), as specified in subsection (a) or (b) of this Section and delivered to the U.S. Borrower shall be conclusive absent manifest error. The Borrowers shall pay such Lender or the L/C Issuer, as the case may be, the amount shown as due on any such certificate within 10 days after receipt thereof.


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         (d)   Delay in Requests. Failure or delay on the part of any Lender or the L/C Issuer to demand compensation pursuant to the foregoing provisions of this Section shall not constitute a waiver of such Lender's or the L/C
Issuer's right to demand such compensation, provided that the Borrowers shall not be required to compensate a Lender or the L/C Issuer pursuant to the foregoing provisions of this Section for any increased costs incurred or reductions suffered more than nine months prior to the date that such Lender or the L/C Issuer, as the case may be, notifies the U.S. Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender's or the L/C Issuer's intention to claim compensation therefor (except that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the nine-month period referred to above shall be extended to include the period of retroactive effect thereof).

         3.05 Compensation for Losses. Upon written demand of any Lender (with a copy to the Administrative Agent) from time to time, the Borrowers shall promptly compensate such Lender for and hold such Lender harmless from any loss, cost or expense incurred by it as a result of:

         (a) any continuation, conversion, payment or prepayment of any Loan other than a Base Rate Loan on a day other than the last day of the Interest Period for such Loan (whether voluntary, mandatory, automatic, by reason of acceleration, or otherwise);

         (b) any failure by any Borrower (for a reason other than the failure of such Lender to make a Loan) to prepay, borrow, continue or convert any Loan other than a Base Rate Loan on the date or in the amount notified by such Borrower; or

         (c) any assignment of a Eurocurrency Rate Loan on a day other than the last day of the Interest Period therefor as a result of a request by a Borrower pursuant to Section 10.14;

excluding any loss of anticipated profits, but including any loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain such Loan or from fees payable to terminate the deposits from which such funds were obtained. The Borrowers shall also pay any customary administrative fees charged by such Lender in connection with the foregoing.

For purposes of calculating amounts payable by the Borrowers to the Lenders under this Section 3.05, each Lender shall be deemed to have funded each Eurocurrency Rate Loan made by it at the Eurocurrency Base Rate used in determining the Eurocurrency Rate for such Loan by a matching deposit or other borrowing in the London interbank eurocurrency market for a comparable amount and for a comparable period, whether or not such Eurocurrency Rate Loan was in fact so funded.

         3.06  Mitigation Obligations; Replacement of Lenders.

         (a) Designation of a Different Lending Office. If any Lender requests compensation under Section 3.04, or a Borrower is required to pay, or delivers to such Lender and the Administrative Agent a certificate setting forth reasons it reasonably anticipates that it will be required to pay, any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 3.01, or if any Lender gives a notice pursuant to


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     Section 3.02, then such Lender shall use reasonable efforts to designate a different Lending Office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 3.01 or 3.04, as the case may be, in the future, or eliminate the need for the notice pursuant to Section 3.02, as applicable, and (ii) in each case, would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. Each Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.

         (b)   Replacement of Lenders. If any Lender requests compensation under
Section 3.04, or if any Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 3.01, the U.S. Borrower may replace such Lender in accordance with Section 10.14.

         3.07 Survival. All of the Borrowers' and Lenders' obligations under this Article III shall survive termination of the Aggregate Commitments and repayment of all other Obligations hereunder.

                                  ARTICLE IV
                   CONDITIONS PRECEDENT TO Credit Extensions

         4.01 Conditions of Initial Credit Extension. The obligation of the L/C Issuer and each Lender to make its initial Credit Extension hereunder is subject to satisfaction of the following conditions precedent:

         (a) The Administrative Agent's receipt of the following, each of which shall be originals or telecopies (followed promptly by originals) unless otherwise specified, each properly executed by a Responsible Officer of the signing Loan Party, each dated the Closing Date (or, in the case of certificates of governmental officials, a recent date before the Closing Date) and each in form and substance satisfactory to the Administrative Agent and each of the Lenders:

               (i) executed counterparts of this Agreement, the ROV Guaranty, the KGaA Guaranty and the UK Guaranty, sufficient in number for distribution to the Administrative Agent, each Lender and the Borrowers;

               (ii) Notes executed by each of the Borrowers in favor of each Lender requesting a Note;

               (iii) a security agreement, in substantially the form of Exhibit G (together with each other security agreement and security agreement supplement delivered pursuant to Section 6.12, in each case as amended, the "Security Agreement"), duly executed by each Loan Party, together with:

                     (A) certificates representing the Pledged Equity referred to therein accompanied by undated stock powers executed in blank and instruments evidencing the Pledged Debt indorsed in blank,


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                     (B)  proper financing statements, in form appropriate for
               filing under the Uniform Commercial Code of all jurisdictions that the Administrative Agent may deem necessary or desirable in order to perfect the Liens created under the Security Agreement, covering the Collateral described in the Security Agreement,

                     (C) completed requests for information, dated on or before the date of the initial Credit Extension, listing all effective financing statements filed in the jurisdictions referred to in clause (B) above that name any Loan Party as debtor, together with copies of such other financing statements,

                     (D) evidence of the completion of all other actions, recordings and filings of or with respect to the Security Agreement that the Administrative Agent may deem necessary or desirable in order to perfect and protect the Liens created thereby, and

                     (E) evidence of the insurance required by the terms of the Security Agreement.

               (iv) an intellectual property security agreement, in substantially the form attached to the Security Agreement (together with each other intellectual property security agreement and intellectual property security agreement supplement delivered pursuant to Section 6.12, in each case as amended, the "Intellectual Property Security Agreement"), duly executed by each Loan Party, together with evidence that all actions that the Administrative Agent may deem necessary or desirable in order to perfect the Liens created under the Intellectual Property Security Agreement have been taken;

               (v) such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Loan Party as the Administrative Agent may require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Agreement and the other Loan Documents to which such Loan Party is a party or is to be a party;

               (vi) such documents and certifications as the Administrative Agent may reasonably require to evidence that each Loan Party is duly organized or formed, and that each of the Borrowers and each Loan Party is validly existing, in good standing and qualified to engage in business in each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification, except to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect;

               (vii) a favorable opinion of Skadden, Arps, Slate, Meagher & Flom LLP counsel to the Loan Parties, addressed to the Administrative Agent and each Lender, as to the matters set forth in Exhibit I-1 and such other matters


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         concerning the Loan Parties and the Loan Documents as the Required
         Lenders may reasonably request;

               (viii) a favorable opinion of local counsel to the Loan Parties in each of Germany, England, Delaware, California, Missouri, Wisconsin and Hawaii, addressed to the Administrative Agent and each Lender, as to the matters set forth in Exhibit I-2 and such other matters concerning the Loan Parties and the Loan Documents as the Required Lenders may reasonably request;

               (ix) a favorable opinion of Weil, Gotshal & Manges, counsel for UIC, delivered in connection with the Merger;

               (x) a certificate of a Responsible Officer of each Loan Party either (A) attaching copies of all material consents, licenses and approvals required in connection with the execution, delivery and performance by such Loan Party and the validity against such Loan Party of the Loan Documents to which it is a party, and such consents, licenses and approvals shall be in full force and effect, or (B) stating that no such consents, licenses or approvals are so required and a certificate of a director of the UK Borrower that the Borrowings to be made by it hereunder will not breach any borrowing, guarantee, security or other limit binding on the UK Borrower;

               (xi) a certificate signed by a Responsible Officer of the U.S. Borrower certifying that the conditions specified in Sections 4.02(a) and (b) have been satisfied;

               (xii) certificates and letters attesting to the Solvency of each Loan Party before and after giving effect to the Transaction (and the incurrence of Indebtedness related thereto), from its Chief Financial Officer;

               (xiii) pro forma consolidated financial statements as to the U.S. Borrower and its Subsidiaries that (1) meet the requirements of Regulation S-X under the Securities Act of 1933, as amended, and all other accounting rules and regulations of the SEC promulgated thereunder applicable to a registration statement under such Act on Form S-1 (including the inclusion of footnote disclosure) (2) are not materially inconsistent with the Audited Financial Statements and (3) do not contain or disclose any new facts or information that are material and adverse to the Lenders and forecasts prepared by management of the U.S. Borrower, in form and substance satisfactory to the Arrangers, of balance sheets, income statements and cash flow statements on a quarterly basis for the first year following the day of the initial Credit Extension and on an annual basis for each year thereafter until the Maturity Date for the Term Facilities, which shall state the assumptions on the basis of which such forecasts shall have been prepared, it being understood that actual results may vary from such forecasts and such variations may be material;


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               (xiv)   certified copies of each of the Related Documents, duly
         executed by the parties thereto and with no amendments, supplements or waivers thereto since January 3, 2005 in any manner adverse to the Lenders, together with all agreements, instruments and other documents delivered in connection therewith as the Administrative Agent shall reasonably request;

               (xv) certified copies of a certificate of merger or other confirmation reasonably satisfactory to the Lenders of the consummation of the Merger from the Secretary of State of the State of Delaware;

               (xvi) a Notice of Borrowing or Notice of Issuance, as applicable, relating to the initial Credit Extension;

               (xvii) (A) evidence that all of the outstanding "Loans" as defined in the Existing Rayovac Credit Agreement have been purchased by the Lenders hereunder, (B) evidence that the Existing UIC Credit Agreement has been or concurrently with the Closing Date is being terminated and all Liens securing obligations under the Existing UIC Credit Agreement have been or concurrently with the Closing Date are being released, (C) evidence that the U.S. Borrower has accepted for payment and paid for all UIC Notes tendered in the tender offer and consent solicitation conducted with respect to the UIC Notes prior to the Closing Date and (D) UIC shall have mailed or caused to be mailed, by first class mail, their irrevocable notice of redemption to each holder of UIC Notes in accordance with the provisions of Article III of the Indenture dated March 27, 2003, among UIC, the Guarantors (as defined therein) and U.S. Bank National Association, as Trustee, and shall state that the redemption date for the UIC Notes, shall be 30 days from the date such notice is mailed; and

               (xviii) such other assurances, certificates, documents, consents or opinions as the Administrative Agent, the L/C Issuer, the Swing Line Lender or any Lender reasonably may require.

         (b) All fees required to be paid to the Administrative Agent, the Joint Book Managers and the Lenders on or before the Closing Date shall have been paid.

         (c) Unless waived by the Administrative Agent, the Borrowers shall have paid all reasonable out-of-pocket fees, charges and disbursements of counsel to the Administrative Agent to the extent invoiced prior to or on the Closing Date, plus such additional amounts of such fees, charges and disbursements as shall constitute its reasonable estimate of such fees, charges and disbursements incurred or to be incurred by it through the closing proceedings (provided that such estimate shall not thereafter preclude a final settling of accounts between the U.S. Borrower and the Administrative Agent).

         (d) There shall exist no action, suit, investigation, litigation or proceeding affecting any Loan Party or any of its Subsidiaries pending or, to the knowledge of any of the Borrowers, threatened, before any Governmental Authority or arbitrator that (i) could be reasonably likely to have a Material Adverse Effect or (ii) could be reasonably likely to have a


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material adverse effect on the operations, business, assets or condition
(financial or otherwise) of UIC and its Subsidiaries, taken as a whole.

         (e) All material governmental authorizations and all third party consents and approvals necessary in connection with the Transaction shall have been obtained (without the imposition of any conditions that are not acceptable to the Lenders) and shall remain in effect; all applicable waiting periods in connection with the Transaction shall have expired without any action being taken by any Governmental Authority that restrains, prevents or imposes materially adverse conditions upon the Transaction or the rights of the Loan Parties or their Subsidiaries freely to transfer or otherwise dispose of, or to create any Lien on, any properties now owned or hereafter acquired by any of them.

         (f) All of the written information that was made available to the Administrative Agent by or on behalf of any of the Loan Parties prior to January 3, 2005 shall be complete and correct in all material respects and no new or additional information shall have been received or discovered after January 3, 2005 that is inconsistent with such information and either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

         (g) The Merger shall have been consummated in accordance with the terms of the Merger Agreement, without any waiver or amendment of any term, provision or condition set forth therein adverse to the Lenders and not consented to by the Arrangers.

Without limiting the generality of the provisions of Section 9.05, for purposes of determining compliance with the conditions specified in this Section 4.01, each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Closing Date specifying its objection thereto.

         4.02 Conditions to all Credit Extensions. The obligation of each Lender to honor any Request for Credit Extension (other than a Committed Loan Notice requesting only a conversion of Loans denominated in Dollars to the other Type, or a continuation of Eurocurrency Rate Loans) is subject to the following conditions precedent:

         (a) The representations and warranties of the Borrowers and each other Loan Party contained in Article V or any other Loan Document, or which are contained in any document furnished at any time under or in connection herewith or therewith, shall be true and correct in all material respects on and as of the date of such Credit Extension (other than, with respect to Credit Extensions made on the Closing Date, the representation in Section 5.05(c)), except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date, and except that for purposes of this Section 4.02, the representations and warranties contained in Sections 5.05(a) and (b) shall be deemed to refer to the most recent statements furnished pursuant to Sections 6.01(a) and (b), respectively.


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


         (b) No Default shall exist, or would result from such proposed Credit Extension or from the application of the proceeds therefrom.

         (c) The Administrative Agent and, if applicable, the L/C Issuer or the Swing Line Lender shall have received a Request for Credit Extension in accordance with the requirements hereof.

         Each Request for Credit Extension (other than a Committed Loan Notice requesting only a conversion of Loans denominated in Dollars to the other Type or a continuation of Eurocurrency Rate Loans) submitted by a Borrower shall be deemed to be a representation and warranty that the conditions specified in Sections 4.02(a) and (b) have been satisfied on and as of the date of the applicable Credit Extension.

                                  ARTICLE V
                         REPRESENTATIONS AND WARRANTIES

         Each of the Borrowers represents and warrants to the Administrative Agent and the Lenders that:

         5.01 Existence, Qualification and Power; Compliance with Laws. Each Loan Party and each of its Subsidiaries (other than Dormant Subsidiaries) (a) is duly organized or formed and validly existing under the Laws of the jurisdiction of its incorporation or organization, (b) has all requisite power and authority and all requisite governmental licenses, authorizations (including good standing), consents and approvals to (i) own or lease its assets and carry on its business and (ii) execute, deliver and perform its obligations under the Loan Documents to which it is a party and consummate the Transaction, (c) is duly qualified and is licensed and in good standing under the Laws of each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification or license, and (d) is in compliance with all Laws and licenses, authorizations and permits of Governmental Authorities in favor of such Loan Party; except in each case referred to in clause (b)(i), (c) or (d), to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect.

         5.02 Authorization; No Contravention. The execution, delivery and performance by each Loan Party of each Loan Document and the Merger Agreement to which such Loan Party is or is to be a party are within such Loan Party's corporate or other powers, have been duly authorized by all necessary corporate or other organizational action, and do not and will not, except to the extent that such breach, contravention or conflict could not reasonably be expected to have a Material Adverse Effect (a) contravene the terms of any of such Loan Party's Organization Documents; (b) conflict with or result in any breach or contravention of, or the creation of any Lien (other than Permitted Liens) under, or require any payment to be made under (i) any Contractual Obligation to which such Loan Party is a party or, to such Loan Party's knowledge, affecting such Loan Party or the properties of such Loan Party or any of its Subsidiaries or (ii) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Loan Party or its property is subject; or (c) violate any Law or any license, authorization or permit of a Governmental Authority reasonably necessarily in the conduct of such Subsidiary's business. Each Loan Party and each Subsidiary thereof is in


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compliance with all Contractual Obligations referred to in clause (b)(i), except to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect.

         5.03 Governmental Authorization; Other Consents. No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with (a) the execution, delivery or performance by, or enforcement against, any Loan Party of this Agreement or any other Loan Document or the Merger Agreement, or for the consummation of the Transaction, except those approvals, consents, exemption, authorization or other actions the failure of which to obtain or take could not reasonably be expected to have a Material Adverse Effect, (b) the grant by any Loan Party of the Liens granted by it pursuant to the Collateral Documents, (c) the perfection or maintenance of the Liens created under the Collateral Documents other than UCC filings and other filings specifically contemplated by the Collateral Documents (including the priority thereof) or (d) the exercise by the Administrative Agent or any Lender of its rights under the Loan Documents or the remedies in respect of the Collateral pursuant to the Collateral Documents except for (i) filings necessary to perfect the Liens on the Collateral granted by the Loan Parties in favor of the Secured Parties and (ii) approvals, consents, exemptions, authorizations, deletions, notices and filings that (A) have been duly obtained, taken, given or made and are in full force and effect or (B) the failure of which to obtain or take could not reasonably be expected to have a Material Adverse Effect.

         5.04 Binding Effect. This Agreement has been, and each other Loan Document, when delivered hereunder, will have been, duly executed and delivered by each Loan Party that is party thereto. This Agreement constitutes, and each other Loan Document when so delivered will constitute, a legal, valid and binding obligation of such Loan Party, enforceable against each Loan Party that is party thereto in accordance with its terms, except to the extent such enforceability may be limited by the effect of applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and by equitable principles relating to enforceability.

         5.05  Financial Statements; No Material Adverse Effect.

         (a) The Audited Financial Statements (i) were prepared in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein; (ii) in all material respects fairly present the financial condition of each of the U.S. Borrower and its Subsidiaries and UIC and its Subsidiaries, respectively, as of the date thereof and their results of operations for the period covered thereby; and
(iii) show all material indebtedness and other liabilities, direct or contingent, of the U.S. Borrower and its Subsidiaries and UIC and its Subsidiaries, respectively, as of the date thereof, including liabilities for taxes, material commitments and Indebtedness.

         (b) The unaudited consolidated balance sheet of UIC and its Subsidiaries dated September 30, 2004 and the related consolidated statements of income or operations, shareholders' equity and cash flows for the fiscal quarters ended on such dates (i) were prepared in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein, and (ii) fairly present in all material respects the financial condition of UIC and its Subsidiaries as of the date thereof and their results of operations for the


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


period covered thereby, subject, in the case of clauses (i) and (ii), to the absence of footnotes and to normal year-end audit adjustments. Schedule 5.05 sets forth all material indebtedness and other liabilities, direct or contingent, of UIC and its consolidated Subsidiaries as of the date of such financial statements, including liabilities for taxes, material commitments and Indebtedness.

         (c) Since the date of the Audited Financial Statements, there has been no event or circumstance, either individually or in the aggregate, that has had or could reasonably be expected to have a Material Adverse Effect.

         (d) The consolidated pro forma balance sheet of the U.S. Borrower and its Subsidiaries as at September 30, 2004, and the related consolidated pro forma statements of income and cash flows of the U.S. Borrower and its Subsidiaries for the fiscal year then ended, certified by the chief financial officer or treasurer of the U.S. Borrower, copies of which have been furnished to each Lender, fairly present in all material respects the consolidated pro forma financial condition of the U.S. Borrower and its Subsidiaries as at such date and the consolidated pro forma results of operations of the U.S. Borrower and its Subsidiaries for the period ended on such date, in each case giving effect to the Transaction, all in accordance with GAAP.

         (e) The consolidated forecasted balance sheets, statements of income and statements of cash flows of the U.S. Borrower and its Subsidiaries delivered to the Lenders pursuant to Section 4.01 or 6.01(c) were prepared in good faith on the basis of the reasonable assumptions at the time made stated therein, which assumptions were fair in light of the conditions existing at the time of delivery of such forecasts, it being understood that (i) such forecasts, as to future events, are not to be viewed as facts, that actual results during the period or periods covered by any such forecasts may differ significantly from the forecasted results and that such differences may be material and that such forecasts are not a guarantee of financial performance and (ii) no representation is made with respect to information of a general economic or general industry nature.

         5.06 Litigation. Except as disclosed on Schedule 5.06, there are no actions, suits, proceedings, claims or disputes pending or, to the knowledge of the Borrowers, threatened or contemplated, at law, in equity, in arbitration or before any Governmental Authority, by or against the Borrowers or any of their Subsidiaries or against any of their properties or revenues that either individually or in the aggregate could reasonably be expected to have a Material Adverse Effect.

         5.07 No Default. None of the Borrowers or any Subsidiary is in default under or with respect to, or a party to, any Contractual Obligation that could, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

         5.08  Ownership of Property.

         (a) Each Loan Party has good record, indefeasible and insurable title in fee simple to, or valid leasehold interests in, all real property necessary or used in the ordinary conduct of its business, except where failure to have such title or other property interests could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.


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         (b)   Schedule 5.08(b) sets forth a complete and accurate list of all real property owned by each Loan Party, which, as of the Closing Date, has an estimated fair value greater than $5,000,000 or as to which a Mortgage will be granted hereunder, in each case showing as of the date hereof the street address, county or other relevant jurisdiction, state, record owner and estimated fair value thereof. Each Loan Party has good, indefeasible and insurable fee simple title to the real property owned by such Loan Party, free and clear of all Liens, other than Permitted Liens.

         (c) Schedule 5.08(c) sets forth a complete and accurate list of all material leases of real property subject to a leasehold mortgage as of the Closing Date or as to which a Mortgage will be granted hereunder under which any Loan Party is the lessee, showing as of the date hereof the street address, county or other relevant jurisdiction, state, lessor, lessee and expiration date thereof. Each such lease is the legal, valid and binding obligation of the lessor (assuming corporate power and authority and due execution and delivery on the part of the lessor with respect to such lease) thereof, enforceable in accordance with its terms.

         5.09  Environmental Compliance.

         (a) The facilities and properties owned or leased by the Loan Parties and their respective Subsidiaries are in compliance with all Environmental
Laws, except for such non-compliance as would not reasonably be expected to result in a Material Adverse Effect.

         (b) Except as otherwise set forth in Schedule 5.09, none of the properties currently or, to the knowledge of any Borrower, formerly owned or operated by any Loan Party or any of its Subsidiaries is listed or proposed for listing on the NPL or on the CERCLIS or any analogous foreign, state or local list; and, except as would not reasonably be expected to result in a Material Adverse Effect, Hazardous Materials have not been released, discharged or disposed of at, on or under any property currently or, to the knowledge of the Loan Parties, formerly owned or operated by any Loan Party or any of its Subsidiaries.

         (c) Except as otherwise set forth on Schedule 5.09 or as could not individually or in the aggregate be reasonably expected to have a Material Adverse Effect, neither any Loan Party nor any of its Subsidiaries is undertaking, and has not completed, either individually or together with other potentially responsible parties, any investigation or assessment or remedial or response action relating to any actual or threatened release, discharge or disposal of Hazardous Materials at any site, location or operation, either voluntarily or pursuant to the order of any Governmental Authority or the requirements of any Environmental Law; and all Hazardous Materials generated, used, treated, handled or stored at, or transported to or from, any property currently or formerly owned or operated by any Loan Party or any of its Subsidiaries have been disposed of in a manner not reasonably expected to result in individually or in the aggregate, a Material Adverse Effect to any Loan Party or any of its Subsidiaries.

         (d) No pending or threatened claims against any Loan Party or any of their Subsidiaries of any Government Authority or any other party arising under any Environmental Law have been made, except for such claims that are not reasonably likely, either singly or in the aggregate, to result in a Material Adverse Effect.


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         5.10  Insurance. The properties of the U.S. Borrower and its
Subsidiaries are insured with financially sound and reputable insurance companies not Affiliates of the U.S. Borrower, in such amounts (after giving effect to any self-insurance compatible with the following standards), with such deductibles and covering such risks as are customarily carried by companies engaged in similar businesses and owning similar properties in localities where the U.S. Borrower or the applicable Subsidiary operates.

         5.11 Taxes. The U.S. Borrower and its Subsidiaries have filed all material Federal, state and other material tax returns and reports required to be filed, and have paid all material Federal, state and other material taxes, assessments, fees and other governmental charges levied or imposed upon them or their properties, income or assets otherwise due and payable, except those which are (a) not overdue by more than thirty (30) days, (b) being contested in good faith by appropriate proceedings diligently conducted and for which adequate reserves have been provided in accordance with GAAP and (c) to the extent that the failure to make such filings individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect. There is no proposed tax assessment against the U.S. Borrower or any Subsidiary that would, if made, have a Material Adverse Effect. Neither any Loan Party nor any of its Subsidiaries is party to any tax sharing agreement with any other Person (other than the U.S. Borrower and its Subsidiaries) pursuant to which it is liable for any Taxes of any Person that could be reasonably expected to have a Material Adverse Effect.

         5.12  ERISA Compliance.

         (a) Each Plan is in compliance in all material respects with its terms, the applicable provisions of ERISA, the Code and other federal or state Laws. Each Plan that is intended to qualify under Section 401(a) of the Code is so qualified, and to the knowledge of the U.S. Borrower, nothing has occurred which could reasonably be expected to cause the loss of such qualification. There are no pending or, to the knowledge of the Borrowers, threatened claims, actions or lawsuits, or action by any Governmental Authority, with respect to any Plan that could reasonably be expected to have a Material Adverse Effect.

         (b) No ERISA Event has occurred or could reasonably be expected to occur that, either individually or in the aggregate, has had or could reasonably be expected to have, a Material Adverse Effect. No Pension Plan has any Unfunded Pension Liability, except as could not reasonably be expected to have a Material Adverse Effect.

         (c) With respect to each scheme or arrangement mandated by a government other than the United States (a "Foreign Government Scheme or Arrangement") and with respect to each employee benefit plan maintained or contributed to by any Loan Party or any Subsidiary of any Loan Party that is not subject to United States law (a "Foreign Plan"), except as could not reasonably be expected to have a Material Adverse Effect:

               (i) any employer and employee contributions required by law or by the terms of any Foreign Government Scheme or Arrangement or any Foreign Plan have been made, or, if applicable, accrued, in accordance with normal accounting practices;


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               (ii)  the fair market value of the assets of each funded Foreign
         Plan, the liability of each insurer for any Foreign Plan funded through insurance or the book reserve established for any Foreign
         Plan, together with any accrued contributions, is sufficient to procure or provide for the accrued benefit obligations, as of the date hereof, with respect to all current and former participants in such Foreign Plan according to the actuarial assumptions and valuations most recently used to account for such obligations in accordance with applicable generally accepted accounting principles; and

               (iii) each Foreign Plan required to be registered has been registered and has been maintained in good standing with applicable regulatory authorities.

         5.13 Subsidiaries; Equity Interests; Loan Parties. As of the Closing Date, the U.S. Borrower has no Subsidiaries other than those specifically disclosed in Part (a) of Schedule 5.13, and all of the outstanding Equity Interests in such Subsidiaries have been validly issued, are fully paid and non-assessable and are owned by a Loan Party in the amounts specified on
Schedule 5.13 free and clear of all Liens except those permitted under Section 7.01(a), (b), (c), (h), (j), or (o). As of the Closing Date, each Loan Party has no equity investments in any other corporation or entity other than those specifically disclosed in Schedule 5.13, Cash Equivalents and equity investments permitted pursuant to Section 7.03(p). All of the outstanding Equity Interests in the U.S. Borrower and each of its Subsidiaries have been validly issued and are fully paid and non-assessable. Set forth on Part (c) of
Schedule 5.13 is a complete and accurate list of all Loan Parties, showing as of the Closing Date (as to each Loan Party) the jurisdiction of its incorporation, the address of its principal place of business and its U.S. taxpayer identification number, or, in the case of the UK Borrower, its registered number at Companies House, or, in the case of any non-U.S. Loan Party that does not have a U.S. taxpayer identification number, its unique identification number issued to it by the jurisdiction of its incorporation. The copy of the charter of each Loan Party and each amendment thereto provided pursuant to Section 4.01(a) is a true and correct copy of each such document, each of which is valid and in full force and effect.

         5.14 Margin Regulations; Investment Company Act; Public Utility Holding Company Act.

         (a) Following the application of the proceeds of each Borrowing or drawing under each Letter of Credit, not more than 25% of the value of the assets (of the U.S. Borrower only, the Subsidiary Borrower only, or of the U.S. Borrower and its Subsidiaries on a consolidated basis) subject to the provisions of Section 7.01 or Section 7.05 or subject to any restriction contained in any agreement or instrument between the U.S. Borrower and any Lender or any Affiliate of any Lender or the Subsidiary Borrower and any Lender or any Affiliate of any Lender relating to Indebtedness and within the scope of Section 8.01(e) will be margin stock.

         (b) None of the U.S. Borrower, any Person Controlling the U.S. Borrower, or any Subsidiary (i) is a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company," within the meaning of the Public Utility Holding Company Act of 1935, or (ii) is or is required to be registered as an "investment company" under the Investment Company Act of 1940.


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         5.15  Disclosure. The U.S. Borrower has disclosed to the Administrative
Agent and the Lenders all agreements, instruments and corporate or other restrictions to which it or any of its Subsidiaries is subject, and all other matters known to it, that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect. Neither the Information Memorandum nor any report, financial statement, certificate or other information furnished (whether in writing or orally) by or on behalf of the Loan Parties, taken as a whole, to the Administrative Agent or any Lender in connection with the transactions contemplated hereby and the negotiation of this Agreement or delivered hereunder or under any other Loan Document (in each case as modified or supplemented by other information so furnished) contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that, with respect to projected financial information, the U.S. Borrower represents only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time, it being understood that actual results may vary from such projections, and such variations may be material.

         5.16 Intellectual Property; Licenses, Etc. The U.S. Borrower and each of its Subsidiaries own, or possess the right to use, all of the trademarks, service marks, trade names, copyrights, patents, patent rights, franchises, licenses and other intellectual property rights (collectively, "IP Rights") that are necessary for the operation of their respective businesses, without conflict with the rights of any other Person, except to the extent that the failure to so own or possess any such IP Rights (or any conflict pertaining thereto) could not individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. To the knowledge of the Borrowers, no slogan or other advertising device, product, process, method, substance, part or other material now employed, or now contemplated to be employed, by the U.S. Borrower or any of its Subsidiaries infringes upon any valid rights held by any other Person except to the extent that such infringement could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Except as specifically disclosed in Schedule 5.16, no claim or litigation regarding any of the foregoing is pending or, to the knowledge of the Borrowers, threatened, which, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

         5.17 Solvency. Each Loan Party is, individually and together with its Subsidiaries, Solvent.

                                  ARTICLE VI
                             AFFIRMATIVE COVENANTS

         So long as any Lender shall have any Commitment hereunder, any Loan or other Obligation hereunder shall remain unpaid or unsatisfied, or any Letter of Credit shall remain outstanding, each of the Borrowers shall, and shall (except in the case of the covenants set forth in Sections 6.01, 6.02, 6.03 and 6.11) cause each Subsidiary to:


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         6.01  Financial Statements. Deliver to the Administrative Agent and
each Lender:

         (a) as soon as available, but in any event within 80 days after the end of each fiscal year of the U.S. Borrower (commencing with the fiscal year ended 2004 with respect to UIC and its Subsidiaries and 2005 with respect to the U.S. Borrower and its Subsidiaries), a consolidated balance sheet of the U.S. Borrower and its Subsidiaries as at the end of such fiscal year, and the related consolidated statements of income or operations, shareholders' equity and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and prepared in accordance with GAAP, such consolidated Statements to be audited and accompanied by a report and opinion of a "big four" national accounting firm or other Registered Public Accounting Firm of nationally recognized standing reasonably acceptable to the Administrative Agent, which report and opinion shall be prepared in accordance with generally accepted auditing standards and applicable Securities Laws;

         (b) as soon as available, but in any event within 45 days after the end of each of the first three fiscal quarters of each fiscal year of the U.S. Borrower (commencing with the fiscal quarter ended December 31, 2004 with respect to Rayovac Corporation and its Subsidiaries and with the fiscal quarter ended March 31, 2005 with respect to the U.S. Borrower and its Subsidiaries), a consolidated balance sheet of the U.S. Borrower and its Subsidiaries as at the end of such fiscal quarter, and the related consolidated statements of income or operations, shareholders' equity and cash flows for such fiscal quarter and for the portion of the U.S. Borrower's fiscal year then ended, setting forth in each case in comparative form the figures for the corresponding fiscal quarter of the previous fiscal year and the corresponding portion of the previous fiscal year, all in reasonable detail and certified by the chief financial officer or the treasurer of the U.S. Borrower as fairly presenting the financial condition, results of operations, shareholders' equity and cash flows of the U.S. Borrower and its Subsidiaries in accordance with GAAP, subject only to normal year-end audit adjustments and the absence of footnotes;

         (c) as soon as available, but in any event at within 91 days after the end of each fiscal year, forecasts prepared by management of the U.S. Borrower, in form reasonably satisfactory to the Administrative Agent and the Required Lenders, of the operating budget and cash flow budget of the U.S. Borrower and its Subsidiaries for the succeeding fiscal year, such projections to be accompanied by a certificate of the chief financial officer of the U.S. Borrower to the effect that (i) such projections were prepared by the U.S. Borrower in good faith, (ii) the U.S. Borrower has a reasonable basis for the assumptions contained in such projections and
     (iii) such projections have been prepared according to such assumptions, it being understood that actual results may vary from such projections, and such variations may be material.

As to any information contained in materials furnished pursuant to Section 6.02(c), the U.S. Borrower shall not be separately required to furnish such information under Sections 6.01(a) or (b) above, but the foregoing shall not be in derogation of the obligation of the U.S. Borrower to furnish the information and materials described in Sections 6.01(a) and (b) above at the times specified therein.


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

         6.02 Certificates; Other Information. Deliver to the Administrative Agent and each Lender:

         (a) concurrently with the delivery of the financial statements referred to in Sections 6.01(a) and (b), a duly completed Compliance Certificate signed by a Responsible Officer of the U.S. Borrower;

         (b) promptly after any request by the Administrative Agent or any Lender, copies of any final management letters submitted to the board of directors (or the audit committee of the board of directors) of any Loan Party by independent accountants;

         (c) promptly after the same are available, copies of each annual report, proxy or financial statement or other report or communication sent to the stockholders of the U.S. Borrower, and copies of all annual, regular, periodic and special reports and registration statements which the U.S. Borrower may file or be required to file with the SEC under
     Section 13 or 15(d) of the Securities Exchange Act of 1934, or with any national securities exchange, and in any case not otherwise required to be delivered to the Administrative Agent pursuant hereto;

         (d) promptly after the furnishing thereof, copies of any statement or report furnished to any holder of debt securities of any Loan Party or of any of its Subsidiaries pursuant to the terms of any indenture, loan or credit or similar agreement and not otherwise required to be furnished to the Lenders pursuant to any other clause of this Section 6.02;

         (e) promptly and in any event within five Business Days after receipt thereof by any Loan Party or any of its Subsidiaries, notice of receipt of any notice or other correspondence received from the SEC (or comparable agency in any applicable non-U.S. jurisdiction) concerning any material investigation or possible material investigation or other material inquiry by such agency regarding financial or other operational results of any Loan Party or any of its Subsidiaries, but not copies of any such notice or correspondence;

         (f) promptly after the occurrence thereof, notice of any Environmental Action against or of any noncompliance by any Loan Party or any of its Subsidiaries with any Environmental Law or Environmental Permit that could reasonably be expected to have a Material Adverse Effect ;

         (g) in the case of the UK Borrower, prompt notice of any change of name, change of office address or change in the center of main business; and

         (h) promptly, such additional information regarding the business, financial, legal or corporate affairs of any Loan Party or any Subsidiary thereof, or compliance with the terms of the Loan Documents, as the Administrative Agent or any Lender may from time to time reasonably request.

         Documents required to be delivered pursuant to Section 6.01(a), (b) or (c) or otherwise (to the extent any such documents are included in materials otherwise filed with the


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


SEC) may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date (i) on which the U.S. Borrower posts such documents, or provides a link thereto on the U.S. Borrower's website on the Internet at the website address listed on Schedule 10.02; or (ii) on which such documents are posted on the U.S. Borrower's behalf on an Internet or intranet website, if any, to which each Lender and the Administrative Agent have access (whether a commercial, third-party website or whether sponsored by the Administrative Agent); provided that the U.S. Borrower shall notify the Administrative Agent and each Lender who, upon reasonable written notice, specifically requests such notifications from the U.S. Borrower (by telecopier or electronic mail) of the posting of any such documents and provide to the Administrative Agent by electronic mail electronic versions (i.e., soft copies) of such documents. Except for the Compliance Certificate, the Administrative Agent shall have no obligation to request the delivery or to maintain copies of the documents referred to above, and in any event shall have no responsibility to monitor compliance by the U.S. Borrower with any such request for delivery, and each Lender shall be solely responsible for requesting delivery to it or maintaining its copies of such documents.

         The Borrowers hereby acknowledge that (a) the Administrative Agent and/or the Arranger will make available to the Lenders and the L/C Issuer materials and/or information provided by or on behalf of the Borrowers hereunder (collectively, "Borrower Materials") by posting the Borrower Materials on IntraLinks or another similar electronic system (the "Platform") and (b) certain of the Lenders may be "public-side" Lenders (i.e., Lenders that do not wish to receive material non-public information with respect to the Borrowers or their securities) (each, a "Public Lender"). The Borrowers hereby agree that they will use commercially reasonable efforts to identify that portion of the Borrower Materials that may not be distributed to the Public Lenders and that (w) all such Borrower Materials shall be clearly and conspicuously marked "MATERIAL NON-PUBLIC" which, at a minimum, shall mean that the word "MATERIAL NON-PUBLIC" shall appear prominently on the first page thereof; (x) by marking Borrower Materials "MATERIAL NON-PUBLIC," the Borrowers shall be deemed to have directed the Administrative Agent, the Arrangers, the L/C Issuer and the Lenders to treat such Borrower Materials as either confidential information or as containing material non-public information with respect to the Borrowers or their securities for purposes of United States Federal and state securities laws (provided, however, that to the extent such Borrower Materials constitute Information, they shall be treated as set forth in Section 10.07); (y) all Borrower Materials not marked "MATERIAL NON-PUBLIC" are permitted to be made available through a portion of the Platform designated "Public Investor" and the Borrowers hereby authorize the Administrative Agent, the Arrangers, the L/C Issuer and the Lenders to treat all such Borrower Materials as either publicly available information or information that although it may be sensitive and proprietary, is not material with respect to the Borrowers or their securities for purposes of United States Federal and State securities; and (z) the Administrative Agent and the Arranger shall treat any Borrower Materials that are marked "MATERIAL NON-PUBLIC" as being suitable only for posting on a portion of the Platform not designated "Public Investor."

         6.03  Notices. Promptly notify the Administrative Agent and each
Lender:

         (a)   of the occurrence of any Default;


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


         (b) of any matter that has resulted or could reasonably be expected to result in a Material Adverse Effect;

         (c)   of the occurrence of any ERISA Event;

         (d) of the (A) occurrence of any Disposition of property or assets for which the U.S. Borrower is required to make a mandatory prepayment pursuant to Section 2.07(b)(ii) and (B) incurrence or issuance of any Indebtedness for which the U.S. Borrower is required to make a mandatory prepayment pursuant to Section 2.07(b)(iii); and

         (e)   of the occurrence of any Internal Control Event.

         Each notice pursuant to Section 6.03(a), (b), (c) or (e) shall be accompanied by a statement of a Responsible Officer of the U.S. Borrower setting forth details of the occurrence referred to therein and stating what action the Borrowers have taken and propose to take with respect thereto. Each notice pursuant to Section 6.03(a) shall describe with particularity any and all provisions of this Agreement and any other Loan Document in respect of which a Default exists.

         6.04 Payment of Obligations. Pay, discharge or otherwise satisfy as the same shall become due and payable, (a) all material tax liabilities, assessments and governmental charges or levies upon it or its properties or assets, unless the same are being contested in good faith by appropriate proceedings diligently conducted and adequate reserves in accordance with GAAP are being maintained by such Borrower or such Subsidiary except to the extent the failure to pay or discharge the same could not reasonably be expected to have a Material Adverse Effect; and (b) all lawful claims which, if unpaid, would by law become a Lien upon its property.

         6.05 Preservation of Existence, Etc. (a) Other than as to Dormant Subsidiaries, preserve, renew and maintain in full force and effect its legal existence and good standing under the Laws of the jurisdiction of its organization except in a transaction permitted by Section 7.04 or 7.05 and (other than with respect to the Borrowers) to the extent the failure to do so could not reasonably be expected to have a Material Adverse Effect; (b) take all reasonable action to maintain all rights, privileges, permits, licenses and franchises necessary or desirable in the normal conduct of its business, except to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect; and (c) preserve or renew all of its registered patents, trademarks, trade names and service marks, except to the extent the failure to preserve or renew could not reasonably be expected to have a Material Adverse Effect.

         6.06 Maintenance of Properties. Except if failure to do so could not reasonably be expected to have a Material Adverse Effect, (a) maintain, preserve and protect all of its material properties and equipment that are necessary in the operation of its business in good working order and condition, ordinary wear and tear excepted; and (b) make all necessary repairs thereto and renewals and replacements thereof in accordance with prudent industry practice; provided, however, that this Section 6.06 shall not apply to Dormant Subsidiaries.

         6.07 Maintenance of Insurance. Maintain with financially sound and reputable insurance companies not Affiliates of the U.S. Borrower, insurance with respect to its properties


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


and business against loss or damage of the kinds customarily insured against by Persons engaged in the same or similar business, of such types and in such amounts (after giving effect to any self-insurance (including with captive insurance companies) compatible with the following standards) as are customarily carried under similar circumstances by such other Persons.

         6.08 Compliance with Laws. Comply in all material respects with the requirements of all Laws and all orders, writs, injunctions and decrees applicable to it or to its business or property, except in such instances in which (a) such requirement of Law or order, writ, injunction or decree is being contested in good faith by appropriate proceedings diligently conducted; or (b) the failure to comply therewith could not reasonably be expected to have a Material Adverse Effect.

         6.09 Books and Records. Maintain proper books of record and account, in which full, true and correct entries shall be made of all material financial transactions and matters involving the assets and business of the Borrowers or such Subsidiary, as the case may be, in a manner that permits the preparation of financial statements in accordance with GAAP.

         6.10 Inspection Rights. Permit representatives and independent contractors of the Administrative Agent and each Lender to visit and inspect any of its properties, to examine its corporate, financial and operating records, and make copies thereof or abstracts therefrom, and to discuss its affairs, finances and accounts with its directors, officers, and independent public accountants, all at such reasonable times during normal business hours, in reasonable intervals, and upon reasonable advance notice to the Borrowers; provided, that, excluding any such visits and inspections during the continuation of an Event of Default, only the Administrative Agent on behalf of the Lenders may exercise rights under this Section 6.10 and the Administrative Agent shall not exercise such rights more often than two (2) times during any calendar year and any one (1) such time shall be at the Borrowers' expense; provided further, that when an Event of Default exists the Administrative Agent or any Lender may do any of the foregoing at the expense of the Borrowers at any time during normal business hours and upon reasonable advance notice the Administrative Agent and the Lenders shall give the Borrowers the opportunity to participate in any discussions with the Borrowers' accountants.

         6.11 Use of Proceeds. Use the proceeds of the Credit Extensions for general corporate purposes not in contravention of any Law or of any Loan Document.

         6.12 Covenant to Guarantee Obligations and Give Security. (a) Upon the formation or acquisition of any new direct or indirect Subsidiaries by any Loan Party, then the U.S. Borrower shall, at the U.S. Borrower's expense:

         (i) within 30 days after such formation or acquisition (or such longer period as the Administrative Agent may agree in its reasonable discretion), cause such Subsidiary to duly execute and deliver to the Administrative Agent a guaranty or guaranty supplement, in form and substance reasonably satisfactory to the Administrative Agent, guaranteeing (A) if such Subsidiary is a domestic Subsidiary, the U.S. Borrower's and ROV Guarantors' obligations under the Loan Documents in the case of a Domestic Subsidiary, or (B) if such Subsidiary is a direct or indirect parent of a Subsidiary Borrower, the obligations of such Subsidiary Borrower under the Loan Documents.


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         (ii)  within 15 days after such formation or acquisition (or such longer period as the Administrative Agent may agree in its reasonable discretion), furnish to the Administrative Agent a description of the real and personal properties of each such Domestic Subsidiary, in a form substantially consistent with Schedules 5.08(b) and 5.08(c),

         (iii) within 30 days after such formation or acquisition (or such longer period as the Administrative Agent may agree in its reasonable discretion), cause each such Subsidiary to duly execute and deliver, to the Administrative Agent deeds of trust, trust deeds, mortgages, leasehold mortgages, leasehold deeds of trust, Security Agreement Supplements, IP Security Agreement Supplements, supplements to any Foreign Collateral Documents, and other security and pledge agreements, as specified by and in form and substance reasonably satisfactory to the Administrative Agent (including delivery of all pledged Equity Interests in and of such Subsidiary, and other instruments of the type specified in
     Section 4.01(a)(iii), (iv) and (v) and using commercially reasonable efforts to deliver instruments of the type specified in clause 6.18(a)(v), in each case, as applicable), securing payment of all the Obligations of such Subsidiary under the Loan Documents and constituting Liens on all such personal properties, all such owned real properties with an estimated fair value equal to or greater than $5 million and all such material leased real properties; provided that with respect to any such property outside the U.S., the Administrative Agent shall not require a Subsidiary to grant a security interest therein, or provide other deliveries to the extent the Administrative Agent determines in its reasonable discretion that the cost of obtaining such Lien or delivery is excessive in relation to the benefit to the Lenders, of the security afforded thereby.

         (iv) within 60 days after such formation or acquisition (or such longer period as the Administrative Agent may agree in its reasonable discretion), cause each such Subsidiary to take whatever action (including the recording of mortgages, the filing of Uniform Commercial Code financing statements, the giving of notices and the endorsement of notices on title documents) may be necessary or advisable in the opinion of the Administrative Agent to vest in the Administrative Agent (or in any representative of the Administrative Agent designated by it) valid and subsisting Liens on the properties purported to be subject to the deeds of trust, trust deeds, mortgages, leasehold mortgages, leasehold deeds of trust, Security Agreement Supplements, IP Security Agreement Supplements, supplements to Foreign Collateral Documents and security and pledge agreements delivered pursuant to this Section 6.12, enforceable against all third parties in accordance with their terms,

         (v) within 30 days after the reasonable request therefor by the Administrative Agent, deliver to the Administrative Agent, a signed copy of a customary legal opinion, addressed to the Administrative Agent and the other Secured Parties, of counsel for the Loan Parties reasonably acceptable to the Administrative Agent as to the matters contained in clauses (i), (iii) and (iv) above, and as to such other matters as the Administrative Agent may reasonably request, and


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         (vi)  as promptly as practicable after such formation or acquisition, deliver, upon the request of the Administrative Agent in its reasonable discretion, to the Administrative Agent with respect to each parcel of real property with fair market value equal to or greater than $5 million owned or held by any domestic entity that is the subject of such formation or acquisition title reports, surveys and environmental assessment reports, each in scope, form and substance satisfactory to the Administrative Agent, provided, however, that to the extent that any Loan Party or any of its Subsidiaries shall have otherwise received any of the foregoing items with respect to such real property, such items shall, promptly after the receipt thereof, be delivered to the Administrative Agent.

         (b) Upon the acquisition of any personal property, any owned real property with a fair market value greater than or equal to $5 million or any material leased real property, by any Loan Party, and such property, in the judgment of the Administrative Agent, shall not already be subject to a perfected security interest in favor of the Administrative Agent for the benefit of the Secured Parties provided that with respect to any such property outside the U.S., the Administrative Agent shall not require a Loan Party to comply with the following provisions to the extent that the Administrative Agent determines, in its reasonable discretion, that the cost of such compliance is excessive in relation to the benefit to be afforded to the Lenders thereby, then the U.S. Borrower shall, at the U.S. Borrower's expense:

         (i) within 15 days after such acquisition (or such longer period as the Administrative Agent may agree in its reasonable discretion), furnish to the Administrative Agent a description of the property so acquired in detail reasonably satisfactory to the Administrative Agent,

         (ii) within 30 days after such acquisition (or such longer period as the Administrative Agent may agree in its reasonable discretion), cause the applicable Loan Party to take whatever action (including the execution and delivery of any agreement set forth in Section 6.12(a)(iii), the recording of mortgages, the filing of Uniform Commercial Code financing statements, the giving of notices and the endorsement of notices on title documents) may be necessary or advisable in the opinion of the Administrative Agent to vest in the Administrative Agent (or in any representative of the Administrative Agent designated by it) valid Liens on such property in accordance with the Loan Parties, enforceable against all third parties,

         (iii) within 30 days after the request therefor by the Administrative Agent (or such longer period as the Administrative Agent may agree in its reasonable discretion), deliver to the Administrative Agent a signed copy of a favorable opinion, addressed to the Administrative Agent and the other Secured Parties, of counsel for the Loan Parties reasonably acceptable to the Administrative Agent as to the matters contained in clause (ii) above and as to such other matters as the Administrative Agent may reasonably request, and

         (iv) as promptly as practicable after any acquisition of any such real property, deliver, upon the request of the Administrative Agent in its reasonable discretion, to the Administrative Agent with respect to such real property title reports, surveys and


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     environmental assessment reports, each in scope, form and substance satisfactory to the Administrative Agent, provided, however, that to the extent that any Loan Party or any of its Subsidiaries shall have otherwise received any of the foregoing items with respect to such real property, such items shall, promptly after the receipt thereof, be delivered to the Administrative Agent,

         (c) Upon the request of the Administrative Agent following the occurrence and during the continuance of a Default, the U.S. Borrower shall, at the U.S. Borrower's expense, furnish to the Administrative Agent such descriptions of property of the U.S. Borrower and its Subsidiaries and deliver to the Administrative Agent such additional Collateral Documents and other deliveries of the nature contemplated by this Section 6.12 and Section 4.01(a), in each case to the extent, and within time periods, reasonably requested by the Administrative Agent.

         (d) In the event of, and upon the consummation of, an amendment to the 2013 Notes Indenture that revises the covenants in the 2013 Notes Indenture to be similar to the covenants in the 2015 Notes Indenture and, specifically, allows new or additional Liens over the assets of foreign Subsidiaries of the U.S. Borrower to secure the Obligations of the Subsidiary Borrowers, the U.S. Borrower shall, at the U.S. Borrower's expense, (A) deliver amendments, modifications, supplements to, restatements of or replacements for, certain of the Foreign Collateral Documents including, without limitation, (i) the UK Share Charges, the German Share Pledges, the Netherlands Share Pledge and the German Account Pledge, (ii) pledge or other agreements in respect of the Equity Interests of each Subsidiary Borrower and
(iii) take action of the type described in Section 6.12(a)(iii) and (iv) to create valid perfected security interests over all property of each Subsidiary Borrower as the Administrative Agent may reasonably request and (B) if Rayovac
(UK) Ltd. has not been put into liquidation at such time, a KGaA Guaranty and a UK Guaranty duly executed by Rayovac (UK) Ltd..

         (e) At any time upon request of the Administrative Agent, promptly execute and deliver any and all further instruments and documents and take all such other action as the Administrative Agent may deem necessary or desirable in obtaining the full benefits of, or in perfecting and preserving the Liens of, such guaranties, deeds of trust, trust deeds, mortgages, leasehold mortgages, leasehold deeds of trust, Security Agreement Supplements, IP Security Agreement Supplements, supplements to Foreign Collateral Documents and other security and pledge agreements;

         Notwithstanding the foregoing, (x) the Administrative Agent shall not take a security interest in or require any title insurance or similar items with respect to those assets as to which the Administrative Agent shall determine, in its reasonable discretion, that the cost of obtaining such Lien (including any mortgage, stamp, intangibles or other tax, title insurance or similar items) is excessive in relation to the benefit to the Lenders of the security afforded thereby and (y) Liens required to be granted pursuant to this Section 6.12 shall be subject to exceptions and limitations consistent with those set forth herein and in the Collateral Documents as in effect on the Closing Date (to the extent appropriate in the applicable jurisdiction).


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


provided, however, that in no event shall (a) greater than 65% of the issued and outstanding Equity Interests of any Subsidiary Borrower or any foreign Subsidiary be pledged or similarly hypothecated to Guarantee any Obligation of the U.S. Borrower or any Domestic Subsidiary, (b) the Subsidiary Borrower or any foreign Subsidiary Guarantee any Obligation of the U.S. Borrower or any Domestic Subsidiary or (c) any security or similar interest be granted in the assets of the Subsidiary Borrower or any foreign Subsidiary that secures or Guarantees any Obligation of the U.S. Borrower or any Domestic Subsidiary.

         6.13 Compliance with Environmental Laws. Except to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect, comply, and cause all lessees and other Persons operating or occupying its properties to comply, in all material respects, with all applicable Environmental Laws and Environmental Permits; obtain and renew all Environmental Permits necessary for its operations and properties; and conduct any investigation, study, sampling and testing, and undertake any cleanup, removal, remedial or other action necessary to remove and clean up all Hazardous Materials from any of its properties, materially in accordance with the requirements of all applicable Environmental Laws; provided, however, that neither the Borrowers nor any of their Subsidiaries shall be required to undertake any such cleanup, removal, remedial or other action (a) to the extent that its obligation to do so is being contested in good faith and by proper proceedings and appropriate reserves are being maintained with respect to such circumstances or (b) where failure to do so could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

         6.14 Further Assurances. Promptly upon request by the Administrative Agent, or any Lender through the Administrative Agent, (a) correct any material defect or error that may be discovered in any Loan Document or in the execution, acknowledgment, filing or recordation thereof, and (b) do, execute, acknowledge, deliver, record, re-record, file, re-file, register and re-register any and all such further acts, deeds, certificates, assurances and other instruments as the Administrative Agent, or any Lender through the Administrative Agent, may reasonably require from time to time in order to (i) to the fullest extent permitted by applicable law, subject any Loan Party's properties, assets, rights or interests to the Liens now or hereafter intended to be covered by any of the Collateral Documents, (ii) perfect and maintain the validity, effectiveness and priority of any of the Collateral Documents and any of the Liens intended to be created thereunder and (iii) assure, convey, grant, assign, transfer, preserve, protect and confirm more effectively unto the Secured Parties the rights granted or now or hereafter intended to be granted to the Secured Parties under any Loan Document or under any other instrument executed in connection with any Loan Document to which any Loan Party or any of its Subsidiaries is or is to be a party, and cause each of its Subsidiaries to do so.

         6.15 Interest Rate Hedging. Enter into prior to the Closing Date, and maintain at all times thereafter, either Consolidated Funded Indebtedness accruing interest at a fixed rate, or interest rate Swap Contracts (with Persons acceptable to the Administrative Agent and providing for such Persons to make payments thereunder for a period of the lesser of (a) three years and
(b) the Maturity Date with respect to the Term Facilities), covering a notional amount of not less than 35% of the amount of Consolidated Funded Indebtedness at such time.

         6.16 Cash Collateral Accounts. Maintain, and cause each of its Subsidiaries to maintain, all domestic Cash Collateral Accounts with Bank of America.


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         6.17  Euro Borrower Financial Condition.

         The U.S. Borrower shall:

         (a) provide at all times sufficient financial means to the Euro Borrower and, if necessary, increase the capital of the Euro Borrower, to ensure that none of the following situations occurs in which ROV German General Partner GmbH would be obligated or entitled to file an application for the opening of insolvency proceedings against the Euro Borrower under the German Insolvency Act (Insolvenzordnung) pursuant to Section 283 No. 14 in connection with Section 92 German Stock Corporation Act (Aktiengesetz):

         (i) the Euro Borrower is not able to pay its obligations when they become due (zahlungsunfahig) in the sense of Section 17(2) of the German Insolvency Act;

         (ii)  the Euro Borrower is overindebted (uberschuldet) in the sense of
     Section 19(2) of the German Insolvency Act; or

         (iii) there is the threat that, in the immediate future, the Euro Borrower is not able to pay obligations when they become due (drohende Zahlungsunfahigkeit) in the sense of Section 18(2) of the German Insolvency Act;

         (b) ensure that there are reporting procedures in place so that the U.S. Borrower is timely informed of the overall financial situation of the Euro Borrower and, in particular the ability of the Euro Borrower to pay its obligations when due and the status of its indebtedness; and

         (c) notify the Administrative Agent not less than two Business Days prior to making any investment in order to comply with its obligation under subsection (a) above.

         6.18  Real Estate Post-Closing Obligations.

         Within 60 days after the Closing Date (or such later date as the Administrative Agent may agree in its sole discretion), deliver to the Administrative Agent (or, in the case of clause (v), use commercially reasonable efforts to deliver to the Administrative Agent):

         (a) (1) deeds of trust, trust deeds, mortgages, leasehold mortgages and leasehold deeds of trust, in substantially the form of Exhibit H-1 or (2) Mortgage Amendments in substantially the form of Exhibit H-2 (in each case with such changes as may be satisfactory to the Administrative Agent and its counsel to account for local law matters) covering the Mortgage Properties (the mortgages, as amended by the Mortgage Amendments, together with each other mortgage delivered pursuant to Section 6.12, in each case as amended, the "Mortgages"), duly executed by the appropriate Loan Party, together with:

         (i) evidence that counterparts of the Mortgages have been duly executed, acknowledged and delivered and are in form suitable for filing or recording in all filing or recording offices that the Administrative Agent may deem necessary or desirable in order to create a valid first and subsisting Lien on the property described therein in favor of the


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     Administrative Agent for the benefit of the Secured Parties and that all filing and recording taxes and fees have been paid,

         (ii) with respect to Mortgages, other than Mortgages amended by the Mortgage Amendments, fully paid American Land Title Association Lender's Extended Coverage title insurance policies (the "Mortgage Policies") in form and substance, with endorsements and in amounts acceptable to the Administrative Agent, issued, coinsured and reinsured by title insurers acceptable to the Administrative Agent, insuring the Mortgages to be valid first and subsisting Liens on the property described therein, free and clear of all defects (including, but not limited to, mechanics' and materialmen's Liens) and encumbrances, excepting only Permitted Encumbrances and other Liens permitted under the Loan Documents, and providing for such other affirmative insurance (including endorsements for future advances under the Loan Documents and for mechanics' and materialmen's Liens) and such coinsurance and direct access reinsurance as the Administrative Agent may deem necessary or desirable,

         (iii) with respect to the Mortgage Amendments, fully paid American Land Title Association date down endorsements of the mortgage policies of title insurers insuring that the Mortgage, as amended by the Mortgage Amendment, creates and constitutes a valid first mortgage Lien against the applicable Mortgaged Property in favor of the Administrative Agent,

         (iv) copies of all the surveys currently in the possession of any Loan Party or Subsidiary with respect to each Mortgage Property,

         (v) estoppel and consent agreements, in form and substance satisfactory to the Administrative Agent, executed by each of the lessors of the leased real properties listed on Schedule 5.08(c) that are not subject to an existing Mortgage, along with (A) a memorandum of lease in recordable form with respect to such leasehold interest, executed and acknowledged by the owner of the affected real property, as lessor, or
     (B) evidence that the applicable lease with respect to such leasehold interest or a memorandum thereof has been recorded in all places necessary or desirable, in the Administrative Agent's reasonable judgment, to give constructive notice to third-party purchasers of such leasehold interest, or (C) if such leasehold interest was acquired or subleased from the holder of a recorded leasehold interest, the applicable assignment or sublease document, executed and acknowledged by such holder, in each case in form sufficient to give such constructive notice upon recordation and otherwise in form satisfactory to the Administrative Agent,

         (vi) evidence of the insurance required by the terms of the Mortgages, and

         (vii) such other consents, agreements and confirmations of third parties as the Administrative Agent may deem reasonably necessary or desirable and evidence that all other action that the Administrative Agent may deem reasonably necessary or desirable in order to create valid Liens on the property described in the Mortgages has been taken; and


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         (b)   opinions of local counsel for the Loan Parties in states in which the Mortgage Properties are located, with respect to the enforceability and perfection of the Mortgages and any related fixture filings substantially in the form of Exhibit I-3 hereto (with such changes as may be approved by the Administrative Agent and its counsel to account for local law matters), and otherwise in form and substance reasonably satisfactory to the Administrative Agent; and

         (c) the opinion of counsel to the Loan Parties, addressed to the Administrative Agent and each Lender, as to certain corporate formalities in form and substance reasonably satisfactory to the Administrative Agent.

         6.19 Foreign Collateral Post-Closing Obligations. Within 30 days after the Closing Date (or such later date as the Administrative Agent may agree in its sole discretion) deliver to the Administrative Agent:

         (a) each of the Cayman Share Charges, duly executed by ROV Holding, in each case together with evidence that all other actions, deliveries, registrations and filings that the Administrative Agent may deem necessary or desirable in order to create perfected security interests in the assets expressed to be pledged thereunder have been taken, delivered or made;

         (b) a German Share Pledge in respect of the Equity Interests of ROV Europe GmbH, together with all evidence that all other actions, deliveries, registrations and filings that the Administrative Agent may deem necessary or desirable in order to create perfected security interests in the assets expressed to be pledged thereunder have been taken, delivered or made;

         (c) an amendment to each of the German Global Assignment and German Security Transfer Agreement, duly executed by the Euro Borrower, in each case together with evidence that all other actions, deliveries, registrations and filings that the Administrative Agent may deem necessary or desirable in order to create perfected security interests in the assets expressed to be pledged thereunder have been taken, delivered or made;

         (d) a Reaffirmation of the Canadian Share Pledge, duly executed by ROV Holding, together with evidence that all other actions, deliveries, registrations and filings, including PPSA registrations, that the Administrative Agent may deem necessary or desirable in order to create perfected security interests in the assets expressed to be pledged thereunder have been taken, delivered or made;

         (e) a favorable opinion of counsel to the Loan Parties in each of Canada, Germany, Cayman Islands and Delaware, addressed to the Administrative Agent and each Lender, as to such matters concerning the Loan Parties and the Loan Documents as the Administrative Agent may reasonably request; or

         (f) if such entities have not been merged into other Loan Parties prior to such date (with such other Loan Party being the surviving Person), a favorable opinion of Nevada and California counsel to each of Firstrax Pet Products Inc., Firstrax Inc. and TAP, LLC


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     as to such matters concerning such entity as the Administrative Agent may reasonably request.

                                 ARTICLE VII
                               NEGATIVE COVENANTS

         So long as any Lender shall have any Commitment hereunder, any Loan or other Obligation hereunder shall remain unpaid or unsatisfied, or any Letter of Credit shall remain outstanding, each Borrower shall not, nor shall it permit any Subsidiary to, directly or indirectly:

         7.01  Liens.

         Create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, other than the following ("Permitted Liens"):

         (a)   Liens pursuant to any Loan Document;

         (b) Liens existing on the date hereof and listed on Schedule 7.01(b) and any renewals or extensions thereof, provided that (i) the property covered thereby is not changed and (ii) the amount secured or benefited thereby is not increased;

         (c) Liens for Taxes, fees, assessments or other governmental charges which are not overdue by more than 30 days or, if more than 30 days overdue, (i) remain payable without penalty, (ii) which are being contested in good faith and by appropriate proceedings diligently conducted, if adequate reserves with respect thereto are maintained on the books of the applicable Person in accordance with GAAP or (iii) with respect to which in the aggregate the failure to make payment could not reasonably be expected to have a Material Adverse Effect;

         (d) Statutory liens of landlords, warehousemen's, mechanics', materialmen's, repairmen's or other like Liens arising in the ordinary course of business that secure amounts that are not overdue by more than 30 days or, if more than 30 days overdue, (i) with respect to which no action has been taken to enforce such Lien, (ii) which are being contested in good faith and by appropriate proceedings diligently conducted, if adequate reserves with respect thereto are maintained on the books of the applicable Person or (iii) with respect to which in the aggregate the failure to make payment could not reasonably be expected to have a Material Adverse Effect;

         (e) (i) pledges or deposits in the ordinary course of business in connection with workers' compensation, unemployment insurance and other social security legislation, other than any Lien imposed by ERISA (ii) pledges and deposits in the ordinary course of business securing insurance premiums or reimbursement obligations under insurance policies, in each case payable to insurance carriers that provide insurance to the US Borrower or any of its Subsidiaries or (iii) obligations in respect of letters of credit or bank guarantees that have been posted by the U.S. Borrower or any of its Subsidiaries to support the payments of the items set forth in clauses (i) and (ii) of this Section 7.01(e);


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         (f)   deposits made and letters of credit issued to secure the
     performance of bids, trade contracts and leases (other than Indebtedness), statutory obligations, surety, stay, customs and appeal bonds, performance bonds, performance and completion guarantees and other obligations of a like nature (including those to secure health, safety and environmental obligations) incurred in the ordinary course of business; provided that all such liens and letters of credit in the aggregate would not (even if enforced, or, in the case of letters of credit, fully drawn) cause a Material Adverse Effect;

         (g) easements, rights-of-way, restrictions, encroachments, protrusions and other similar encumbrances and minor title defects affecting real property that do not secure Indebtedness incurred in the ordinary course of business which, in the aggregate, are not substantial in amount, and which do not in any case materially and adversely affect the use of the property subject thereto for its intended purpose;

         (h) Liens securing judgments for the payment of money not constituting an Event of Default under Section 8.01(h);

         (i) Liens securing Indebtedness permitted under Section 7.02(e) (including, without limitation, over any property acquired pursuant to the Rosata/Paula Acquisitions); provided that (i) such Liens do not at any time encumber any property other than the property financed by such Indebtedness or, if applicable, subject to such Capitalized Lease and the proceeds and product thereof and accessions thereto, (ii) the Indebtedness secured thereby does not exceed the cost or fair market value, whichever is lower, of the property being acquired on the date of acquisition and (iii) individual financings of one lender may be cross-collateralized to other financings of the same type of equipment provided by such lender;

         (j) other Liens securing Indebtedness or other obligations outstanding in an aggregate principal amount not to exceed $15,000,000; provided that any such Liens that extends to or covers any Collateral shall not secure Indebtedness or other obligations in an aggregate principal amount greater than $10 million;

         (k) the replacement, extension or renewal of any Lien permitted by subsections (b), (i) and (j) of this Section 7.01 above upon or in the same property theretofore subject thereto or the replacement, extension or renewal (without increase in the amount (including interest and fees) or change in any direct or contingent obligor) of the Indebtedness secured thereby.

         (l) Liens arising solely by virtue of any statutory or common law provision relating to banker's liens, rights of set-off or similar rights and remedies as to deposit accounts or other funds maintained with a creditor depository institution, provided that such deposit account is not intended by the U.S. Borrower or any Subsidiary to provide collateral to the depository institution;

         (m) Liens relating to IRB Debt permitted by Section 7.02(j) covering only those capital improvements financed by such IRB Debt;


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         (n)   Liens on property of any Subsidiary in favor of the U.S. Borrower or any other Subsidiary, provided that any such Lien shall be subordinated to any Lien of the Administrative Agent on the applicable property pursuant to documentation in form and substance reasonably acceptable to the Administrative Agent;

         (o) Liens on property of Remington Products Australia, Remington Consumer Products (Ireland) Limited and Remington Products New Zealand Ltd securing Indebtedness of such Subsidiary that is permitted under the provisions of Section 7.02; and

         (p) Liens on property of any Foreign Subsidiary (other than any Subsidiary Borrower) securing Indebtedness of such Foreign Subsidiary permitted under the provisions of Section 7.02(g); provided that no such Lien shall extend to or cover any Collateral.

         (q) (i) leases, licenses, subleases or sublicenses granted to other Persons in the ordinary course of business which do not (x) interfere in any material respect with the business of the U.S. Borrower or any of its material Subsidiaries or (y) secure any Indebtedness for borrowed money or (ii) the rights reserved or vested in any Person by the terms of any lease, license, franchise, grant or permit held by the U.S. Borrower or any of its Subsidiaries or by a statutory provision, to terminate any such lease, license, franchise, grant or permit, or to require annual or periodic payments as a condition to the continuance thereof;

         (r) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods in the ordinary course of business;

         (s) Liens (i) of a collection bank arising under Section 4-210 of the Uniform Commercial Code on items in the course of collection and (ii) of a commodity intermediary attaching to commodity trading accounts or other commodities brokerage accounts incurred in the ordinary course of business and not for speculative purposes; provided that such accounts or are not intended by the U.S. Borrower or any Subsidiary to provide collateral to the commodity intermediary;

         (t) Liens (i) in favor of the seller of any property to be acquired in an Investment permitted pursuant to Sections 7.03(h), (i) and (j) to be applied against the purchase price for such Investment, (ii) consisting of an agreement to Dispose of any property in a Disposition permitted under Section 7.05, in each case, solely to the extent such Investment or Disposition, as the case may be, would have been permitted on the date of the creation of such Lien and (iii) earnest money deposits made by the Borrower or any of its Subsidiaries in connection with any letter of intent or purchase agreement entered into in connection with an Investment permitted under Section 7.03;

         (u) Liens existing on the property of any Person that becomes a Subsidiary (or is merged into or consolidated with any of the Subsidiaries of the Borrowers), in each case after the date hereof (other than Liens on the Equity Interests of any Person that


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     becomes a Subsidiary) and any modifications, replacements, renewals or extensions thereof; provided that (i) such Lien does not extend to or cover any other assets or property (other than the proceeds or products thereof and after-acquired property subjected to a Lien pursuant to terms existing at the time of such acquisition, it being understood that such requirement shall not be permitted to apply to any property to which such requirement would not have applied but for such acquisition), (ii) such Lien was not created in anticipation of such merger or consolidation and
     (iii) the Indebtedness secured thereby (or, as applicable, any modifications, replacements, renewals or extensions thereof) is permitted under Section 7.02(p);

         (v) Liens arising out of conditional sale, title retention, consignment or similar arrangements for sale of goods entered into by the U.S. Borrower or any of its Subsidiaries in the ordinary course of business not prohibited by this Agreement;

         (w) Liens deemed to exist in connection with Investments in repurchase agreements under Section 7.03; and

         (x) Liens that are contractual rights of set-off (i) relating to pooled deposit or sweep accounts of the Borrowers or any Subsidiary to permit satisfaction of overdraft or similar obligations incurred in the ordinary course of business of a Borrower and its Subsidiaries or (ii) relating to agreements entered into with customers of the Borrowers or any Subsidiary in the ordinary course of business.

         7.02 Indebtedness. Create, incur, assume or suffer to exist any Indebtedness, except:

         (a)   Indebtedness evidenced by the Subordinated Notes;

         (b) Intercompany Indebtedness permitted by Section 7.03(c), which Indebtedness shall (i) in the case of Indebtedness owed to a Loan Party that is evidenced by an instrument, constitute Pledged Debt and (ii) be on subordination terms reasonably acceptable to the Administrative Agent;

         (c)   Indebtedness under the Loan Documents;

         (d) Guarantees of the U.S. Borrower and Loan Parties in respect of Indebtedness otherwise permitted hereunder of any Wholly-Owned Subsidiary;

         (e) Indebtedness in respect of Capitalized Leases, Synthetic Lease Obligations and purchase money obligations to finance the purchase, repair or improvement of fixed or capital assets within the limitations set forth in Section 7.01(i); provided, however, that the aggregate amount of all such Indebtedness at any one time outstanding during each fiscal year shall not exceed the amount of Capital Expenditures permitted to be made on or prior to such time pursuant to Section 7.12.

         (f) other unsecured Indebtedness (excluding Indebtedness of foreign Subsidiaries) in an aggregate principal amount not to exceed $50,000,000 at any time


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     outstanding provided that up to $15 million of such Indebtedness may be secured by Liens permitted by Section 7.01.

         (g) Indebtedness of foreign Subsidiaries to Persons other than the U.S. Borrower and its Subsidiaries in an aggregate amount (other than Indebtedness permitted by subsection (e) above) not at any time exceeding $100,000,000 (provided the aggregate amount of Indebtedness of the Subsidiary Borrowers, other than Indebtedness hereunder or permitted by subsection (c) or (e) above, shall not exceed $25,000,000);

         (h) Indebtedness in connection with Guarantees resulting from endorsement of negotiable instruments in the ordinary course of business;

         (i) Obligations in respect of surety, stay customs and appeal bonds, performance bonds and performance and completion guarantees required in the ordinary course of business or in connection with the enforcement of rights or claims of the U.S. Borrower or its Subsidiaries or in connection with judgments that do not result in an Event of Default;

         (j) IRB Debt in a principal amount not to exceed $20,000,000 at any one time outstanding;

         (k) Indebtedness incurred by the Euro Borrower in connection with leases for the Euro Borrower's leased facilities located in Ellwangen, Germany and Dischingen, Germany;

         (l) endorsements for collection or deposit in the ordinary course of business;

         (m)   Indebtedness outstanding on the date hereof and listed on
     Schedule 7.02 and any refinancings, refundings, renewals or extensions thereof; provided that the principal amount of such Indebtedness is not increased at the time of such refinancing, refunding, renewal or extension except by an amount equal to a reasonable premium or other reasonable amount paid, and fees and expenses reasonably incurred, in connection with such refinancing and by an amount equal to any existing commitments unutilized thereunder or as otherwise permitted by this
     Section 7.02 and the direct or any contingent obligor with respect thereto is not changed, as a result of or in connection with such refinancing, refunding, renewal or extension; provided still further that the terms relating to principal amount, amortization, maturity, collateral (if any) and subordination (if any), and other material terms taken as a whole, of any such refinancing, refunding, renewing or extending Indebtedness, and of any agreement entered into and of any instrument issued in connection therewith, are no less favorable in any material respect to the Loan Parties or the Lenders than the terms of any agreement or instrument governing the Indebtedness being refinanced, refunded, renewed or extended and the interest rate applicable to any such refinancing, refunding, renewing or extending Indebtedness does not exceed the then applicable market interest rate; and

         (n) Indebtedness constituting Investments permitted by Section 7.03(i), (l) and (p).


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


         (o) Indebtedness (other than for borrowed money) constituting Liens permitted under Section 7.01;

         (p) Indebtedness of a Borrower and its Subsidiaries (A) assumed in connection with any Permitted Acquisition; provided that such Indebtedness is not incurred in contemplation of such Permitted Acquisition, or (B) owed to the seller of any property acquired in a Permitted Acquisition on an unsecured subordinated basis, which subordination shall be on terms reasonably satisfactory to the Administrative Agent, in each case, so long as (1) both immediately prior and after giving effect thereto, (x) no Event of Default shall exist or result therefrom, and (y) a Borrower and its Subsidiaries will be in pro forma compliance with the covenants set forth in Section 7.11, after giving effect to such Permitted Acquisition and the incurrence or issuance of such Indebtedness, (2) the final maturity date of such Indebtedness is at least 91 days after the Maturity Date with respect to the Term Facilities, (3) the weighted average life to maturity of such Indebtedness is greater than the weighted average life to maturity of the Term Facilities and (4) such Indebtedness is on terms no less favorable to the U.S. Borrower and its Subsidiaries than the terms of the Subordinated Notes Indentures;

         (q) Indebtedness incurred by the Borrowers or their respective Subsidiaries in a Permitted Acquisition or Disposition under agreements providing for indemnification, the adjustment of the purchase price or similar adjustments;

         (r) Indebtedness consisting of obligations of the Borrowers or their respective Subsidiaries under deferred compensation or other similar arrangements to employees of such Person or incurred by such Person in connection with the Merger and Permitted Acquisitions;

         (s) Indebtedness in respect of netting services, overdraft protections and similar arrangements in each case in connection with cash management and deposit accounts;

         (t) Indebtedness consisting of (i) the financing of insurance premiums in the ordinary course of business or (ii) take or pay obligations contained in supply arrangements not to exceed $100,000,000 in the aggregate;

         (u) Indebtedness incurred by any Borrower or any of its Subsidiaries constituting reimbursement obligations with respect to letters of credit issued in the ordinary course of business in respect of workers compensation claims, health, disability or other employee benefits or property, casualty or liability insurance or self-insurance, other Indebtedness with respect to reimbursement-type obligations regarding workers compensation claims, or other Indebtedness in respect of bankers' acceptance, letter of credit, warehouse receipts or similar facilities entered into in the ordinary course of business; provided that upon the drawing of such letters of credit or the incurrence of such Indebtedness, such obligations are reimbursed within thirty (30) days following such drawing or incurrence;


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


         (v) A Chinese Facility contemplated by clause (i) of the definition thereof; and

         (w) all premiums (if any), interest (including post-petition interest), fees, expenses, charges and additional or contingent interest on obligations described in clauses (a) through (v) above.

         7.03  Investments. Make or hold any Investments, except:

         (a) Investments held by the U.S. Borrower and its Subsidiaries in assets that were Cash Equivalents when such Investment was made;

         (b) advances to officers, directors and employees of the U.S. Borrower and Subsidiaries (i) in an aggregate amount not to exceed $10,000,000 at any time outstanding, for travel, entertainment, relocation and analogous ordinary business purposes and (ii) in connection with such Person's purchase of Equity Interests of the U.S. Borrower, in an aggregate amount not to exceed $10,000,000 (in each of clauses (i) and (ii), determined without regard to any write-downs or write-offs of such loans or advances);

         (c) Investments by the U.S. Borrower in any Wholly-Owned Subsidiary and Investments of any Subsidiary in any Wholly-Owned Subsidiary provided that, immediately before and after giving effect to such Investment, no Event of Default shall have occurred and be continuing and the aggregate amount invested by the U.S. Borrower and its Subsidiaries (other than foreign Subsidiaries) in foreign Subsidiaries after the Closing Date (excluding Investments in Ningbo Baowang Battery Company, Microlite S.A. and the Euro Borrower to the extent they increase the percentage of the Equity Interests held by a Wholly-Owned Subsidiary in each such Subsidiary) shall not exceed $100,000,000;

         (d) Investments consisting of extensions of credit in the nature of accounts receivable or notes receivable arising from the grant of trade credit in the ordinary course of business, and Investments received in satisfaction or partial satisfaction thereof from financially troubled account debtors and other credits to suppliers in the ordinary course of business;

         (e)   Guarantees permitted by Section 7.02;

         (f) Investments existing on the date hereof and set forth on Schedule 7.03(f);

         (g)   Investments by the U.S. Borrower in Swap Contracts;

         (h) the purchase or other acquisition of all of the Equity Interests in, or all or substantially all of the property and assets constituting a line of business, a business unit or division of, any Person that, upon the consummation thereof, will be wholly owned directly by the U.S. Borrower or one or more of its Wholly-Owned Subsidiaries (other than any 80% Subsidiary) (including as a result of a merger or consolidation); provided


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


     that, with respect to each purchase or other acquisition made pursuant to this Section 7.03(h) (each a "Permitted Acquisition"):

               (i) any such newly-created or acquired Subsidiary shall comply with the requirements of Section 6.12;

               (ii) the lines of business of the Person to be (or the property and assets of which are to be) so purchased or otherwise acquired shall be reasonably related or similar to the same lines of business as one or more of the principal businesses of the U.S. Borrower and its Subsidiaries in the ordinary course (including, without limitation, consumer products);

               (iii) (A) the total cash and noncash consideration (excluding the fair market value of all Equity Interests issued or transferred to the sellers thereof but including all indemnities, earnouts and other contingent payment obligations to, and the aggregate amounts paid or to be paid under noncompete, consulting and other affiliated agreements with, the sellers thereof, all write-downs of property and assets and reserves for liabilities with respect thereto and all assumptions of debt, liabilities and other obligations in connection therewith) paid by or on behalf of the U.S. Borrower and its Subsidiaries for any such purchase or other acquisition, when aggregated with the total cash and noncash consideration (excluding the fair market value of all Equity Interests issued or transferred to the sellers thereof but including all indemnities, earnouts and other contingent payment obligations to, and the aggregate amounts paid or to be paid under noncompete, consulting and other affiliated agreements with, the sellers thereof, all write-downs of property and assets and reserves for liabilities with respect thereto and all assumptions of debt, liabilities and other obligations in connection therewith) paid by or on behalf of the U.S. Borrower and its Subsidiaries for all other purchases and other acquisitions made by the U.S. Borrower and its Subsidiaries pursuant to this Section 7.03(h), shall not exceed the aggregate of $700,000,000 plus 50% of the amount of Excess Cash Flow for each fiscal year (commencing with the fiscal year ended September 30, 2006) not required to be applied to the prepayment of Loans pursuant to Section 2.07(b)(i) or (B) such Investment is made solely with capital stock of the U.S. Borrower;

               (iv) (A) immediately before and immediately after giving pro forma effect to any such purchase or other acquisition, no Event of Default shall have occurred and be continuing and (B) immediately after giving effect to such purchase or other acquisition, the U.S. Borrower and its Subsidiaries shall be in pro forma compliance with all of the covenants set forth in Section 7.11, such compliance to be determined on the basis of the financial information most recently delivered to the Administrative Agent and the Lenders pursuant to
         Section 6.01(a) or (b) as though such purchase or other acquisition had been consummated as of the first day of the fiscal period covered thereby; and

               (v) the U.S. Borrower shall have delivered to the Administrative Agent, on behalf of the Lenders, at least five Business Days prior to the date on


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


         which any such purchase or other acquisition is to be consummated, a certificate of a Responsible Officer, in form and substance reasonably satisfactory to the Administrative Agent, certifying that all of the requirements set forth in this clause (vi) have been satisfied or will be satisfied on or prior to the consummation of such purchase or other acquisition;

         (i) Investments by the U.S. Borrower and its Subsidiaries not otherwise permitted under this Section 7.03 in an aggregate amount not to exceed $25,000,000; provided that, with respect to each Investment made pursuant to this Section 7.03(i):

                     (i) such Investment shall be in property and assets that are part of, or in lines of business that are, substantially the same lines of business as one or more of the principal businesses of the U.S. Borrower and its Subsidiaries in the ordinary course;

                     (ii) any determination of the amount of such Investment shall include all cash and noncash consideration (including the fair market value of all Equity Interests issued or transferred to the sellers thereof, all indemnities, earnouts and other contingent payment obligations to, and the aggregate amounts paid or to be paid under noncompete, consulting and other affiliated agreements with, the sellers thereof, all write-downs of property and assets and reserves for liabilities with respect thereto and all assumptions of debt, liabilities and other obligations in connection therewith) paid by or on behalf of the U.S. Borrower and its Subsidiaries in connection with such Investment; and

                     (iii) (A) immediately before and immediately after giving
               pro forma effect to any such purchase or other acquisition, no Event of Default shall have occurred and be continuing and (B) immediately after giving effect to such purchase or other acquisition, the U.S. Borrower and its Subsidiaries shall be in pro forma compliance with all of the covenants set forth in
               Section 7.11, such compliance to be determined on the basis of the financial information most recently delivered to the Administrative Agent and the Lenders pursuant to Section 6.01(a) or (b) as though such Investment had been consummated as of the first day of the fiscal period covered thereby;

         (j) other Investments not exceeding $50,000,000 in the aggregate during the term of this Agreement (with all such Investments valued at the time of Investment at the cash amount thereof, if in cash, the fair market value thereof as determined by the board of directors of the U.S. Borrower, if in property, and at the maximum amount thereof if in Guarantees); and

         (k)   bank deposits in the ordinary course of business.

         (l)   Investments related to the VARTA Exchange;

         (m)   Investments consisting of Restricted Payments permitted by
     Section 7.06.


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


         (n) promissory notes and other non-cash consideration received in connection with Dispositions permitted by Section 7.05;

         (o) Investments in the ordinary course of business consisting of (i) endorsements for collection or deposit and (ii) customary trade arrangements with customers consistent with past practices;

         (p) Investments (including debt obligations and Equity Interests) received in connection with the bankruptcy or reorganization of any Person and in settlement of obligations of, or other disputes with, such Persons arising in the ordinary course of business and upon the foreclosure with respect to any secured Investment or other transfer of title with respect to any secured Investment; and

         (q) advances of payroll payments to employees in the ordinary course of business.

         7.04 Fundamental Changes. Merge or consolidate with or into another Person, or Dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to or in favor of any Person, except that, so long as no Event of Default exists or would result therefrom:

         (a) any Subsidiary (other than a Borrower) may merge with (i) the U.S. Borrower, provided that the U.S. Borrower shall be the continuing or surviving Person, except in connection with a merger the purpose of which is to reorganize the U.S. Borrower into another state of the U.S. so long as the surviving Person expressly assumes the obligations of the U.S. Borrower in a manner reasonably satisfactory to the Administrative Agent, or (ii) any one or more other Subsidiaries, provided that (i) when a Wholly-Owned Subsidiary (other than an 80% Subsidiary) or Guarantor is merging with another Subsidiary a Wholly-Owned Subsidiary (other than and 80% Subsidiary) or Guarantor, respectively shall be the continuing or surviving person, (ii) when any Wholly-Owned Subsidiary that is not a Guarantor is merging with a Guarantor, the Guarantor shall be the continuing or surviving person and (iii) except in the case of a transaction involving only foreign Subsidiaries, the continuing or surviving Person shall not be a foreign Subsidiary;

         (b) any Loan Party may Dispose of all or substantially all of its assets (upon voluntary liquidation or otherwise) to a Borrower or to another Loan Party;

         (c) any Subsidiary that is not a Loan Party may dispose of all or substantially all its assets to (i) another Subsidiary which is not a Loan Party or (ii) to a Loan Party for no consideration, or, in the case of this clause (ii), pursuant to a Disposition which is in the nature of a liquidation;

         (d) the U.S. Borrower and its Subsidiaries may consummate the Merger and the transactions contemplated by the Merger Agreement; and

         (e) in connection with any acquisition permitted under Section 7.03, any Subsidiary of the U.S. Borrower may merge into or consolidate with any other Person or


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


     permit any other Person to merge into or consolidate with it; provided that the Person surviving such merger shall be a Wholly-Owned Subsidiary (but not an 80% Subsidiary) of the U.S. Borrower; and

         (f)   Dispositions of Dormant Subsidiaries;

     provided, however, that in each case, immediately after giving effect thereto (i) in the case of any such merger to which a Borrower is a party, such Borrower is the surviving corporation (except as expressly provided to the contrary in clause (a)(i) hereof) and (ii) in the case of any such merger to which any Loan Party (other than a Borrower) is a party, such Loan Party is the surviving corporation and provided further that Borrowers shall not merge into each other.

         7.05  Dispositions. Make any Disposition, except:

         (a) Dispositions of no longer useful, used, surplus, obsolete or worn out property, whether now owned or hereafter acquired, in the ordinary course of business;

         (b)   Dispositions of inventory in the ordinary course of business;

         (c) Dispositions of equipment or real property to the extent that (i) such property is exchanged for credit against the purchase price of similar replacement property or (ii) the proceeds of such Disposition are reasonably promptly applied to the purchase price of such replacement property;

         (d)   Dispositions of cash or Cash Equivalents;

         (e) Dispositions of property by any Subsidiary (other than a Borrower) to the U.S. Borrower or to a Wholly-Owned Subsidiary (but not an 80% Subsidiary); provided that if the transferor of such property is a Guarantor (i) the transferee thereof must either be a Borrower or a Guarantor or (ii) to the extent such transaction constitutes an Investment, such transaction is permitted under Section 7.03;

         (f) Dispositions permitted by Section 7.01, Section 7.04 and Section 7.06;

         (g)   The VARTA Exchange and related transactions;

         (h) Dispositions by the U.S. Borrower and its Subsidiaries not otherwise permitted under this Section 7.05; provided that (i) at the time of such Disposition, no Event of Default shall exist or would result from such Disposition, (ii) the aggregate book value of all property Disposed of in reliance on this subsection (h) shall not exceed $35,000,000 in any fiscal year or $100,000,000 during the term of this Agreement and (iii) at least 75% of the purchase price for such asset shall be paid to the U.S. Borrower or such Subsidiary in cash or Cash Equivalent consideration;

         (i)   Intentionally Omitted;

         (j) Dispositions by the Borrowers and their respective Subsidiaries of property pursuant to sale-leaseback transactions; provided that (i) the fair market value of all property so Disposed of shall not exceed $25,000,000 from and after the Closing Date and (ii) the purchase price for such property shall be paid to the U.S. Borrower or such Subsidiary for not less than 75% cash or Cash Equivalent consideration;

         (k) (i) sales or discounts of accounts receivable without recourse arising in the ordinary course of business in connection with the compromise or collection thereof and (ii) sales or transfers of accounts receivable and related rights by any foreign Subsidiary (other than a Subsidiary Borrower) pursuant to customary receivables financing facilities or factoring arrangements;

         (l) transfers of property subject to casualty or condemnation upon receipt of the Net Cash Proceeds of such casualty or condemnation;

         (m)   Dispositions listed on Schedule 7.05(m);

         (n) Dispositions of Investments in joint ventures, to the extent required by, or made pursuant to buy/sell arrangements between the joint venture parties forth in, joint venture arrangements and similar binding arrangements in effect on the Closing Date; and

         (o) Dispositions in the ordinary course of business consisting of abandonment of IP Rights which, in the reasonable good faith determination of the US Borrower or any Subsidiary, are uneconomical, negligible, obsolete or otherwise not material in the conduct of its business and which Disposition, in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

provided, however, that any Disposition pursuant to Section 7.05(a) through
(j), (k)(i) and (m) shall be for fair market value.

         7.06 Restricted Payments. Declare or make, directly or indirectly, any Restricted Payment except:

         (a) each Subsidiary may make Restricted Payments to the Borrowers, any Subsidiaries of the Borrowers that are Guarantors and any other Person that owns a direct Equity Interest in such Subsidiary, ratably according to their respective holdings of the type of Equity Interest in respect of which such Restricted Payment is being made;

         (b) each Borrower and each of its Subsidiaries may declare and make dividend payments or other distributions payable solely in the common stock or other common Equity Interests of such Person;

         (c) the U.S. Borrower and each Subsidiary may purchase, redeem or otherwise acquire of its common Equity Interests with the proceeds received from the substantially concurrent issue of new common Equity Interests;

         (d) So long as no Event of Default shall have occurred and be continuing or would result therefrom, the U.S. Borrower or any of its Subsidiaries may repurchase, retire or otherwise acquire or retire for value common stock or options held with respect to common stock held by future, present or former directors, officers, consultants, employees or management of any Borrower or any of its Subsidiaries for the estate, family members, spouse or former spouse of any of the foregoing, provided that all such payments do not exceed $10,000,000 in the aggregate in any calendar year and the price paid for any such common stock or options does not exceed the market value of such common stock or options at the time paid; provided further that such amount in any calendar year may be increased by an amount not to exceed (i) the cash proceeds from the sale of Equity Interests to directors, officers, members of management, employees or consultants of the US Borrower or its Subsidiaries (or the estate, family members, spouse or former spouse of any of the foregoing) that occurs after the Closing Date plus (ii) the amount of any cash bonuses otherwise payable to directors, officers, members of management, employees or consultants of the US Borrower or its Subsidiaries in connection with the Transaction that are foregone in return for the receipt of Equity Interests of the US Borrower pursuant to a deferred compensation plan of such Person less (iii) the amount of any Restricted Payments previously made pursuant to clauses (i) and (ii) above;

         (e) So long as no Event of Default shall have occurred and be continuing or would result therefrom, the U.S. Borrower may repurchase common stock (provided that (x) the price paid does not exceed the fair market value of such common stock at the time paid and (y) any common stock repurchased by the U.S. Borrower shall be immediately cancelled and retired) and may make other Restricted Payments (determined at the time of such Restricted Payment) in an aggregate amount, for all such repurchases and other Restricted Payments, not exceeding $25,000,000 during the term of this Agreement;

         (f) So long as no Event of Default shall have occurred and be continuing or would result therefrom, consideration paid in connection with Investments in each of Ningbo Baowang Battery Company and Microlite S.A or related to the VARTA Exchange, in the form of Restricted Payments by such Subsidiary to the minority owner(s) of such Subsidiary;

         (g) to the extent constituting Restricted Payments, the US Borrower and its Subsidiaries may enter into transactions expressly permitted by
     Section 7.04 or 7.05;

         (h) So long as no Event of Default has occurred and is continuing or would result therefrom, the proceeds of which shall be used solely to make cash payments in lieu of issuing fractional shares in connection with the exercise of warrants, options or other securities convertible into or exchangeable for Equity Interests of the U.S. Borrower or its Subsidiaries, provided that any such cash payment shall not be for the purpose of evading the limitations set forth in this Section 7.06 (as determined in good faith by the managing board or board of directors, as the case may be, of the Borrower (or any authorized committee thereof).


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


         7.07 Change in Nature of Business. Engage in any material line of business substantially different from those lines of business conducted by the U.S. Borrower and its Subsidiaries on the date hereof or any business reasonably related or ancillary thereto (including, without limitation, consumer products).

         7.08 Transactions with Affiliates. Enter into any transaction of any kind with any Affiliate of the U.S. Borrower (other than portfolio companies of THLee), whether or not in the ordinary course of business, other than (a) on fair and reasonable terms substantially as favorable to the U.S. Borrower or such Subsidiary as would be obtainable by the U.S. Borrower or such Subsidiary at the time in a comparable arm's length transaction with a Person other than an Affiliate, (b) transactions among Loan Parties, (c) the payment of fees and expenses in connection with the consummation of the Transactions, (d) dividends, redemptions, repurchases, and other transactions permitted under
Section 7.06, (e) customary fees payable to any directors of the U.S. Borrower and its Subsidiaries and reimbursement of reasonable out of pocket costs of the directors of the U.S. Borrower and its Subsidiaries, (f) employment and severance arrangements between the US Borrower or its Subsidiaries and their respective officers and employees in the ordinary course of business, (g) the payment of customary fees and indemnities to directors, officers and employees of the US Borrower and its Subsidiaries in the ordinary course of business, and
(h) transactions pursuant to permitted agreements in existence on the Closing Date and set forth on Schedule 7.08 or any amendment thereto to the extent such an amendment is not materially adverse to the Lenders in any respect.

         7.09 Burdensome Agreements. Enter into or permit to exist any Contractual Obligation (other than this Agreement or any other Loan Document) that (a) limits the ability (i) of any Subsidiary to make Restricted Payments to any Borrower or any Guarantor or to otherwise transfer property to or invest in any Borrower or any Guarantor, except for any agreement in effect (A) on the date hereof or (B) at the time any Subsidiary becomes a Subsidiary of the U.S. Borrower, so long as such agreement was not entered into solely in contemplation of such Person becoming a Subsidiary of the U.S. Borrower, (ii) of any Subsidiary to Guarantee the Indebtedness of any Borrower or (iii) of any Borrower or any Subsidiary to create, incur, assume or suffer to exist Liens on property of such Person; provided, however, that this clause (iii) shall not prohibit any negative pledge incurred or provided in favor of any holder of Indebtedness permitted under Section 7.02(a), (c), (g), (j), (k) and (m) and
Section 7.02(e) solely to the extent any such negative pledge relates to the property financed by or the subject of such Indebtedness; or (b) requires the grant of a Lien to secure an obligation of such Person if a Lien is granted to secure another obligation of such Person.

         7.10 Use of Proceeds. Use the proceeds of any Credit Extension to purchase or carry margin stock (within the meaning of Regulation U of the FRB) or to extend credit to others for the purpose of purchasing or carrying margin stock or to refund Indebtedness originally incurred for such purpose.

         7.11  Financial Covenants.

         (a) Consolidated Interest Coverage Ratio. Permit the Consolidated Interest Coverage Ratio as of the end of any fiscal quarter of the U.S. Borrower to be less than the ratio set forth below opposite such fiscal quarter:


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     ---------------------------------------------------------------------
                                                         Minimum
                                                      Consolidated
                                                    Interest Coverage
           Four Fiscal Quarters Ending                    Ratio
     ---------------------------------------------------------------------
     Closing Date through June 30, 2006                  2.25:1.00
     ---------------------------------------------------------------------
     September 30, 2006 through June 30, 2007            2.50:1.00
     ---------------------------------------------------------------------
     September 30, 2007 through June 30, 2008            3.00:1.00
     ---------------------------------------------------------------------
     September 30, 2008 and each fiscal quarter          3.50:1.00
     thereafter
     ---------------------------------------------------------------------

         (b) Consolidated Leverage Ratio. Permit the Consolidated Leverage Ratio at any time during any period of four fiscal quarters of the U.S. Borrower set forth below to be greater than the ratio set forth below opposite such period:

     ------------------------------------------------------------------
                                                             Maximum
                                                          Consolidated
           Four Fiscal Quarters Ending                   Leverage Ratio
     ------------------------------------------------------------------
     Closing Date through June 30, 2006                  5.85:1.00
     ------------------------------------------------------------------
     September 30, 2006 through June 30, 2007            5.00:1.00
     ------------------------------------------------------------------
     September 30, 2007 through June 30, 2008            4.75:1.00
     ------------------------------------------------------------------
     September 30, 2008 through June 30, 2009            4.25:1.00
     ------------------------------------------------------------------
     September 30, 2009 and each fiscal quarter          3.75:1.00
     thereafter
     ------------------------------------------------------------------

         7.12 Capital Expenditures. Make any Capital Expenditure, except for Permitted Acquisitions, Net Cash Proceeds reinvested pursuant to Section 2.07(b)(ii) and Capital Expenditures in the ordinary course of business not exceeding, in the aggregate for the U.S. Borrower and it Subsidiaries during each fiscal year, $75,000,000 and Capital Expenditures made during the fiscal year ended September 30, 2005 in connection with the acquisition of the First Trax pet business; provided, however, that so long as no Event of Default has occurred and is continuing or would result from such expenditure, any portion of such amount, if not expended in any fiscal year, may be carried over for expenditure in the next two following fiscal years (such amount, the "Capital Expenditure Carryover Amount").

         7.13 Amendments of Organization Documents. Amend any of its Organization Documents, except for any amendments that could not reasonably be expected to have a Material Adverse Effect.

         7.14 Accounting Changes. Make any change in (i) accounting policies or reporting practices, except as required or permitted by GAAP, or (ii) fiscal year.


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         7.15  Prepayments, Etc. of Indebtedness. Prepay, redeem, purchase, defease or otherwise satisfy prior to the scheduled maturity thereof in any manner (it being understood that payments of regularly scheduled interest shall be permitted), or make any payment in violation of any subordination terms of, any subordinated Indebtedness, except regularly scheduled or required repayments or redemptions of Indebtedness set forth on Schedule 7.02.

         7.16 Amendment, Etc. of Related Documents and Indebtedness. (a) Amend, modify or change in any materially adverse manner any term or condition of any Related Document or give any consent, waiver or approval thereunder or (b) amend, modify or change in any manner materially adverse to the interests of the Loan Parties any term or condition of any Indebtedness set forth in
Schedule 7.02, except for any refinancing, refunding, renewal or extension thereof permitted by Section 7.02.

         7.17 Speculative Transactions. Engage, or permit any of its Subsidiaries to engage, in any speculative transaction involving commodity options or futures contracts or any similar speculative transactions, which are, in any case, inconsistent with prior practice and not otherwise made in the ordinary course of business.

         7.18 Limitations on Finance Companies and Certain German Entities. (a) in the case of Cayman Finance Co. and German Finance Co., to engage in any business other than lending funds to ROV German Holding and VARTA AG, respectively, (b) in the case of ROV German Holding, to engage in any business other than holding stock of, and lending money to, its Subsidiaries, (c) in the case of ROV GP GmbH, to engage in any business other than acting as general partner of the Euro Borrower and lending money to VARTA AG pursuant to the terms of the Acquisition Agreement dated July 28, 2002 among Varta AG and certain Subsidiaries and (d) in the case of ROV LP GmbH, to engage in any business other than acting as limited partner of the Euro Borrower. Notwithstanding the foregoing, ROV German Holding, ROV GP GmbH and/or ROV LP GmbH may own and license, as licensor, intellectual property.

         7.19 Designation of Senior Debt. Designate any Indebtedness (other than the Indebtedness under the Loan Documents) of the U.S. Borrower or any of its Subsidiaries as "Designated Senior Debt" (or any similar term) under, and as defined in, each of the 2013 Notes Indenture and the 2015 Notes Indenture.

         7.20 Limitations of Undertakings. Notwithstanding the foregoing provisions of Article VII (but without prejudice to any of the obligations thereunder of any Loan Party not incorporated in Germany), the undertakings set out in Article VI, Section 7.03 (Investments), 7.04 (Fundamental Changes), 7.05 (Dispositions), 7.07 (Change in Nature of Business), 7.08 (Transaction with Affiliates), 7.13 (Amendments of Organization Documents) and 7.14 (Accounting Changes) (the "Relevant Undertakings") are not and shall not be given by any Loan Party incorporated in Germany (each a "German Loan Party"). However:

         (a) each German Loan Party shall give to the Administrative Agent not less than 20 Business Days' prior written notice if it or any of its Subsidiaries proposes to take or permit any action or circumstance which, if all the Relevant Undertakings had been given by that German Loan Party on the date hereof and had thereafter remained in force, would constitute a breach of any of the Relevant Undertakings;


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


         (b) the Administrative Agent shall be entitled, within ten Business Days of receipt of notice under subsection (a) above, to request that the German Loan Party supply to the Administrative Agent in sufficient copies for the Lenders, such further relevant information as the Administrative Agent (acting reasonably) may consider necessary for the purposes of this Section
7.20 (Limitation of Undertakings), and the German Loan Party shall supply such further information promptly and in any event within ten Business Days of the request therefore, subject to any relevant confidentiality obligations;

         (c) if any Lender considers that the relevant action or circumstance (taken alone or together with other actions or circumstances, whether or not permitted hereunder), may have a Material Adverse Effect or materially and adversely affects its interests as a Lender under the Loan Documents, it may so notify the Administrative Agent in writing;

         (d) if, by not later than the date ten Business Days after receipt by the Administrative Agent of notice pursuant to subsection (a) above (or, if later and additional information has been requested pursuant to subsection (b) above, by not later than the date 10 Business Days after receipt by the Administrative Agent of such additional information if received within the prescribed time or the date 10 Business Days after the request therefore if not) the Administrative Agent has received notices pursuant to subsection (c) above from Lenders which constitute the Required Lenders, the Administrative Agent shall promptly notify the Euro Borrower and the Lenders; and

         (e) if the Administrative Agent gives notice to the Euro Borrower pursuant to subsection (d) above or the relevant action is undertaken or circumstance is permitted before the date two Business Days after the latest time for the receipt by the Administrative Agent of notices pursuant to subsection (d) above, the undertaking of the relevant action or permitting of the relevant circumstances shall immediately constitute an Event of Default.

                                 ARTICLE VIII
                         EVENTS OF DEFAULT AND REMEDIES

         8.01 Events of Default. Any of the following shall constitute an Event of Default:

         (a) Non-Payment. The U.S. Borrower, any Subsidiary Borrower or any other Loan Party fails to (i) pay when due, any amount of principal of any Loan or deposit any funds or Backstop L/Cs as Cash Collateral in respect of L/C Obligations, or (ii) pay within three days after the same becomes due, any interest on any Loan or on any L/C Obligation, or any fee due hereunder, or (iii) pay within five days after the same becomes due, any other amount payable hereunder or under any other Loan Document; or

         (b) Specific Covenants. Either Borrower fails to perform or observe any term, covenant or agreement contained in any of Section 6.03(a) or
     Article VII; or

         (c) Other Defaults. Any Loan Party fails to perform or observe any other covenant or agreement (not specified in Section 8.01(a) or (b) above) contained in any Loan Document on its part to be performed or observed and such failure continues for


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


     thirty (30) days after the date on which such Loan Party knew or should have known of such failure; or

         (d) Representations and Warranties. Any representation, warranty, certification or statement of fact made or deemed made by or on behalf of either Borrower or any other Loan Party herein, in any other Loan Document, or in any document required to be delivered in connection herewith or therewith shall be incorrect or misleading in any material respect when made or deemed made; or

         (e) Cross-Default. (i) Any Loan Party (A) fails to make any payment when due (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise) in respect of any Indebtedness (other than Indebtedness hereunder) having an aggregate principal amount (including undrawn committed or available amounts and including amounts owing to all creditors under any combined or syndicated credit arrangement) of more than the Threshold Amount and such failure shall continue after the applicable grace period, or (B) fails to observe or perform any other agreement or condition relating to any such Indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event occurs, the effect of which default or other event is to cause, or to permit the holder or holders of such Indebtedness to cause, after the applicable grace period, with the giving of notice if required, such Indebtedness to be demanded or to become due or to be repurchased, prepaid, defeased or redeemed (automatically or otherwise), or an offer to repurchase, prepay, defease or redeem such Indebtedness to be made, prior to its stated maturity; or (ii) there occurs under any Swap Contract an Early Termination Date (as defined in such Swap Contract) resulting from (A) any event of default under such Swap Contract as to which the U.S. Borrower or any Subsidiary is the Defaulting Party (as defined in such Swap Contract) or (B) any Termination Event (as so defined) under such Swap Contract as to which the U.S. Borrower or any Subsidiary is an Affected Party (as so defined) and, in either event, the Swap Termination Value owed by the Loan Party or such Subsidiary as a result thereof is greater than the Threshold Amount; or

         (f) Insolvency Proceedings, Etc. (i) Any Loan Party or any of its Subsidiaries (other than any Dormant Subsidiary) institutes or consents to the institution of any proceeding under any Debtor Relief Law, or makes an assignment for the benefit of creditors; or applies for or consents to the appointment of any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer for it or for all or any material part of its property; or any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer is appointed without the application or consent of such Person and the appointment continues undischarged or unstayed for sixty (60) calendar days; or any proceeding under any Debtor Relief Law relating to any such Person or to all or any material part of its property is instituted without the consent of such Person and continues undismissed or unstayed for 60 calendar days, or an order for relief is entered in any such proceeding; or (ii) in the case of the UK Borrower or any of its Subsidiaries (other than Dormant Subsidiaries), any corporate action, legal proceedings or other procedure or step is taken in relation to:


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


               (A) the suspension of payments, a moratorium of any indebtedness, winding up, dissolution, administration or reorganisation (by way of voluntary arrangement scheme of arrangement or otherwise) of the UK Borrower or any such Subsidiary other than a solvent liquidation or reorganization;

               (B) a composition, compromise, assignment or arrangement with any creditor of the UK Borrower or any such Subsidiary;

               (C) the appointment of a liquidator (other than in respect of a solvent liquidation of the UK Borrower or any such Subsidiary) receiver, administrative receiver, administrator, compulsory manager or other similar officer in respect of the UK Borrower or any such Subsidiary or any of its assets; or

               (D) enforcement of any Lien over any assets of the UK Borrower or any such Subsidiary;

               (E) any winding up petition presented by a creditor (other than a petition which is frivolous or vexatious and is contested in good faith and with diligence and is discharged, stayed or dismissed within 14 days of commencement or, if earlier, the date on which it is advertised); or

         (g) Inability to Pay Debts; Attachment. (i) Any Loan Party or any of its Subsidiaries (other than any Dormant Subsidiary) becomes unable or admits in writing its inability or fails generally to pay its debts as they become due, or (ii) any writ or warrant of attachment or execution or similar process is issued or levied against all or any material part of the property of any such Person and is not released, vacated or fully bonded within 30 days after its issue or levy; or

         (h) Judgments. There is entered against any Loan Party or any of its Subsidiaries a final judgment or order for the payment of money in an aggregate amount exceeding the Threshold Amount (to the extent not covered by independent third-party insurance as to which the insurer has been notified of the potential claim and does not dispute coverage), (i) enforcement proceedings are commenced by any creditor upon such judgment or order, or (ii) there is a period of forty-five (45) consecutive days during which a stay of enforcement of such judgment, by reason of a pending appeal or otherwise, is not in effect; or

         (i) ERISA. (i) An ERISA Event occurs with respect to a Foreign Plan, Pension Plan or Multiemployer Plan which has resulted or could reasonably be expected to result in liability of the U.S. Borrower under Title IV of ERISA to the Pension Plan, Multiemployer Plan or the PBGC, or similar liabilities of any Loan Party under a Foreign Plan, in each case which could reasonably be expected to have a Material Adverse Effect, or (ii) the U.S. Borrower or any ERISA Affiliate fails to pay when due, after the expiration of any applicable grace period, any installment payment with respect to its withdrawal liability under Section 4201 of ERISA under a Multiemployer Plan, or a similar event occurs with respect to any Foreign Plan, in each case which could reasonably be expected to have a Material Adverse Effect; or


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


         (j) Invalidity of Loan Documents. Any material provision of any Loan Document, at any time after its execution and delivery and for any reason other than as expressly permitted hereunder or thereunder, including as a result of a transaction permitted under Section 7.04 or Section 7.05, or satisfaction in full of all the Obligations, ceases to be in full force and effect; or any Loan Party or any other Person contests in any manner the validity or enforceability of any provision of any Loan Document; or any Loan Party denies that it has any or further liability or obligation under any provision of any Loan Document, or purports to revoke, terminate or rescind any provision of any Loan Document; or

         (k)   Change of Control. There occurs any Change of Control; or

         (l) Collateral Document. Any Collateral Document after delivery thereof pursuant to Section 4.01 or 6.12 shall for any reason (other than pursuant to the terms thereof, including as a result of a transaction permitted under Section 7.04 or Section 7.05) cease to create a valid and perfected first priority lien on and security interest in the Collateral purported to be covered thereby.

         8.02 Remedies Upon Event of Default. If any Event of Default occurs and is continuing, the Administrative Agent shall, at the request of, or may, with the consent of, the Required Lenders, take any or all of the following actions:

         (a) declare the Commitment of each Lender to make Loans and any obligation of the L/C Issuer to make L/C Credit Extensions to be terminated, whereupon such Commitments and obligation shall be terminated;

         (b) declare the unpaid principal amount of all outstanding Loans, all interest accrued and unpaid thereon, and all other amounts owing or payable hereunder or under any other Loan Document to be immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrowers;

         (c) require that the Borrowers Cash Collateralize the L/C Obligations (in an amount equal to the then Outstanding Amount thereof); and

         (d) exercise on behalf of itself and the Lenders all rights and remedies available to it and the Lenders under the Loan Documents;

provided, however, that upon the occurrence of an actual or deemed entry of an order for relief under the Bankruptcy Code of the United States with respect to the U.S. Borrower, or under any Debtor Relief Law with respect to any other Borrower, the obligation of each Lender to make Loans and any obligation of the L/C Issuer to make L/C Credit Extensions shall automatically terminate, the unpaid principal amount of all outstanding Loans and all interest and other amounts as aforesaid shall automatically become due and payable, and the obligation of the Borrowers to Cash Collateralize the L/C Obligations as aforesaid shall automatically become effective, in each case without further act of the Administrative Agent or any Lender.

         8.03 Application of Funds. After the exercise of remedies provided for in Section 8.02 (or after the Loans have automatically become immediately due and payable and the L/C Obligations have automatically been required to be Cash Collateralized as set forth in the proviso to Section 8.02), or after payment of any amounts received pursuant to Section 2.14(f), any amounts received on account of the Obligations shall be applied by the Administrative Agent in the following order:

         First, to payment of that portion of the Obligations constituting fees, indemnities, expenses and other amounts (including reasonable fees, charges and disbursements of counsel to the Administrative Agent payable under Section 10.04(a) and amounts payable under Article III) payable to the Administrative Agent in its capacity as such;

         Second, to payment of that portion of the Obligations constituting fees (including commitment fees), indemnities and other amounts (other than principal, interest and Letter of Credit Fees) payable to the Lenders and the L/C Issuer (including reasonable fees, charges and disbursements of counsel to the respective Lenders and the L/C Issuer payable under
     Section 10.04(b)) and amounts payable under Article III, ratably among them in proportion to the respective amounts described in this clause Second payable to them;

         Third, to payment of that portion of the Obligations constituting accrued and unpaid Letter of Credit Fees and interest on the Loans, L/C Borrowings and other Obligations, ratably among the Lenders and the L/C Issuer in proportion to the respective amounts described in this clause Third payable to them;

         Fourth, to payment of that portion of the Obligations constituting unpaid principal of the Loans, L/C Borrowings, amounts owing under Secured Hedge Agreements, and amounts owing under Qualified Foreign Credit Facilities, ratably among the Lenders, the L/C Issuer, the Hedge Banks and the Qualified Foreign Lenders in proportion to the respective amounts described in this clause Fourth held by them;

         Fifth, to the Administrative Agent for the account of the L/C Issuer, to Cash Collateralize that portion of L/C Obligations comprised of the aggregate undrawn amount of Letters of Credit;

         Sixth, to the payment of all other Obligations of the Loan Parties owing under or in respect of the Loan Documents that are due and payable to the Administrative Agent and the other Secured Parties on such date, ratably based upon the respective aggregate amounts of all such Obligations owing to the Administrative Agent and the other Secured Parties on such date; and

         Last, the balance, if any, after all of the Obligations have been indefeasibly paid in full, to the U.S. Borrower or as otherwise required by Law.

Subject to Section 2.03(c), amounts used to Cash Collateralize the aggregate undrawn amount of Letters of Credit pursuant to clause Fifth above shall be applied to satisfy drawings under such Letters of Credit as they occur. If any amount remains on deposit as Cash Collateral after all Letters of Credit have either been fully drawn or expired, such remaining amount shall be


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


applied to the other Obligations, if any, in the order set forth above, and, if no Obligations remain outstanding, delivered to the Borrowers.

                                  ARTICLE IX
                              ADMINISTRATIVE AGENT

         9.01  Appointment and Authority.

         (a) Each of the Lenders and the L/C Issuer hereby irrevocably appoints Bank of America to act on its behalf as the Administrative Agent hereunder and under the other Loan Documents and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto. The provisions of this Article (excluding Section 9.07 and 9.13) are solely for the benefit of the Administrative Agent, the Lenders and the L/C Issuer, and none of the Borrowers or any other Loan Party shall have rights as a third party beneficiary of any of such provisions.

         (b) The Administrative Agent shall also act as the "collateral agent" under the Loan Documents, and each of the Lenders (in its capacities as a Lender or Swing Line Lender (if applicable) and potential Hedge Bank) and the L/C Issuer hereby irrevocably appoints and authorizes the Administrative Agent to act as the agent of such Lender and the L/C Issuer for purposes of acquiring, holding and enforcing any and all Liens on Collateral granted by any of the Loan Parties to secure any of the Secured Obligations, together with such powers and discretion as are reasonably incidental thereto. In this connection, the Administrative Agent, as "collateral agent," and any co-agents, sub-agents and attorneys-in-fact appointed by the Administrative Agent pursuant to Section 9.06 for purposes of holding or enforcing any Lien on the Collateral (or any portion thereof) granted under the Collateral Documents, or for exercising any rights and remedies thereunder at the direction of the Administrative Agent), shall be entitled to the benefits of all provisions of this Article IX and Article X (including Section 10.04(c), as though such co-agents, sub-agents and attorneys-in-fact were the "collateral agent" under the Loan Documents) as if set forth in full herein with respect thereto.

         (c) The Administrative Agent shall be released from the restrictions of Section 181 of the German Civil Code (Burgerliches Gesetzbuch, BGB).

         9.02 Power of Attorney for German Collateral Agreements to the Administrative Agent in its capacity as "collateral agent".

(a) Each of the Lenders and the L/C Issuer hereby irrevocably authorizes the Administrative Agent to act on its behalf and, if required under applicable Law or if otherwise appropriate, in its name in connection with the preparation, entering into, execution and delivery of each German Collateral Agreement and the perfection and monitoring of each security interest granted under any German Collateral Agreement (a "German Security Interest"), including, but not limited to, any share pledge agreement with respect to shares in any German company in notarial or private written form, as well as any other pledge, mortgage, assignment or transfer of title for security purposes. The Administrative Agent shall be authorized to make all statements, make and receive any and all declarations and take any and all action necessary or appropriate in this connection. The Administrative Agent shall be authorized to delegate this power of attorney.

         (b) The Administrative Agent shall: (i) hold such German Security Interest, if any, which is transferred or assigned by way of security (Sicherungsubereignung / Sicherungsabtretung) or otherwise granted under a non-accessory security right (nicht akzessorische Sicherheit) as trustee (Treuhander) for the benefit of the Lender Parties; and (ii) administer in the name and on behalf of the Lender Parties such German Security Interest which is pledged (Verpfandung) or otherwise transferred under an accessory security right (akzessorische Sicherheit) to the Administrative Agent and the other Lender Parties.

         (c) It is hereby agreed that, in relation to any jurisdiction the courts of which would not recognize or give effect to the trust (Treuhand) expressed to be created by this Section 9.02, the relationship of the Lenders and the L/C Issuer to the Administrative Agent in relation to any Lien or security interest governed by German law shall be construed as one of principal and agent but, to the extent permissible under the laws of such jurisdiction, all the other provisions of this Section 9.02 shall have full force and effect between the parties hereto.

         9.03 Rights as a Lender. The Person serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent and the term "Lender" or "Lenders" shall, unless otherwise expressly indicated or unless the context otherwise requires, include the Person serving as the Administrative Agent hereunder in its individual capacity. Such Person and its Affiliates may accept deposits from, lend money to, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of business with either Borrower or any Subsidiary or other Affiliate thereof as if such Person were not the Administrative Agent hereunder and without any duty to account therefor to the Lenders.

         9.04 Exculpatory Provisions. The Administrative Agent shall not have any duties or obligations except those expressly set forth herein and in the other Loan Documents. Without limiting the generality of the foregoing, the Administrative Agent:

         (a) shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing;

         (b) shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that the Administrative Agent is required to exercise as directed in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents), provided that the Administrative Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Administrative Agent to liability or that is contrary to any Loan Document or applicable Law; and

         (c) shall not, except as expressly set forth herein and in the other Loan Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrowers or any of their Affiliates that is communicated


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     to or obtained by the Person serving as the Administrative Agent or any of its Affiliates in any capacity.

         The Administrative Agent shall not be liable for any action taken or not taken by it (i) with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Administrative Agent shall believe in good faith shall be necessary, under the circumstances as provided in Sections 10.01 and 8.02) or (ii) in the absence of its own gross negligence or willful misconduct. The Administrative Agent shall be deemed not to have knowledge of any Default unless and until notice describing such Default is given to the Administrative Agent by a Borrower, a Lender or the L/C Issuer.

         The Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document, or the creation, perfection or priority of any Lien purported to be created by the Collateral Documents, (v) the value or sufficiency of any Collateral or (vi) the satisfaction of any condition set forth in Article IV or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent.

         9.05 Reliance by Administrative Agent. The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon. In determining compliance with any condition hereunder to the making of a Loan, or the issuance of a Letter of Credit, that by its terms must be fulfilled to the satisfaction of a Lender or the L/C Issuer, the Administrative Agent may presume that such condition is satisfactory to such Lender or the L/C Issuer unless the Administrative Agent shall have received notice to the contrary from such Lender or the L/C Issuer prior to the making of such Loan or the issuance of such Letter of Credit. The Administrative Agent may consult with legal counsel (who may be counsel for the Borrowers), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

         9.06 Delegation of Duties. The Administrative Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Loan Document by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties. The exculpatory provisions of this Article shall apply to any such sub-agent and to the Related Parties of the Administrative


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Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent.

         9.07 Resignation of Administrative Agent. The Administrative Agent may at any time give notice of its resignation to the Lenders, the L/C Issuer and the Borrowers. Upon receipt of any such notice of resignation, the Required Lenders shall have the right, in consultation with the Borrowers, to appoint a successor, which shall be a bank with an office in the United States, or an Affiliate of any such bank with an office in the United States. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Administrative
Agent gives notice of its resignation, then the retiring Administrative Agent may on behalf of the Lenders and the L/C Issuer, appoint a successor Administrative Agent meeting the qualifications set forth above; provided that if the Administrative Agent shall notify the Borrowers and the Lenders that no qualifying Person has accepted such appointment, then such resignation shall nonetheless become effective in accordance with such notice and (a) the retiring Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents and (b) all payments, communications and determinations provided to be made by, to or through the Administrative Agent shall instead be made by or to each Lender and the L/C Issuer directly, until such time as the Required Lenders appoint a successor Administrative Agent as provided for above in this Section. Upon the acceptance of a successor's appointment as Administrative Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring (or retired) Administrative Agent, and the retiring Administrative Agent shall be discharged from all of its duties and obligations hereunder or under the other Loan Documents (if not already discharged therefrom as provided above in this Section). The fees payable by the Borrowers to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrowers and such successor. After the retiring Administrative Agent's resignation hereunder and under the other Loan Documents, the provisions of this Article and Section 10.04 shall continue in effect for the benefit of such retiring Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring Administrative Agent was acting as Administrative Agent.

         Any resignation by Bank of America as Administrative Agent pursuant to this Section shall also constitute its resignation as L/C Issuer and Swing Line Lender. Upon the acceptance of a successor's appointment as Administrative Agent hereunder, (i) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring L/C Issuer and Swing Line Lender, (ii) the retiring L/C Issuer and Swing Line Lender shall be discharged from all of their respective duties and obligations hereunder or under the other Loan Documents, and (iii) the successor L/C Issuer shall issue letters of credit in substitution for the Letters of Credit, if any, outstanding at the time of such succession or make other arrangement satisfactory to the retiring L/C Issuer to effectively assume the obligations of the retiring L/C Issuer with respect to such Letters of Credit.

         9.08 Non-Reliance on Administrative Agent and Other Lenders. Each Lender and the L/C Issuer acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender or any of their Related Parties and based on such


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documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender and the L/C Issuer also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder.

         9.09 No Other Duties, Etc. Anything herein to the contrary notwithstanding, none of the Book Managers, Arrangers, Documentation Agents, Syndication Agents or Managing Agents listed on the cover page hereof shall have any powers, duties or responsibilities under this Agreement or any of the other Loan Documents, except in its capacity, as applicable, as the Administrative Agent, a Lender or the L/C Issuer hereunder.

         9.10 Administrative Agent May File Proofs of Claim. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to any Loan Party, the Administrative Agent (irrespective of whether the principal of any Loan or L/C Obligation shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on a Borrower) shall be entitled and empowered, by intervention in such proceeding or otherwise

         (a) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans, L/C Obligations and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders, the L/C Issuer and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders, the L/C Issuer and the Administrative Agent and their respective agents and counsel and all other amounts due the Lenders and the Administrative Agent under Sections 2.03(i) and (j), 2.04(i) and
     (j), 2.05(i) and (j), 2.11 and 10.04) allowed in such judicial proceeding; and

         (b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender and the L/C Issuer to make such payments to the Administrative Agent and, if the Administrative Agent shall consent to the making of such payments directly to the Lenders and the L/C Issuer, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and its respective agents and counsel, and any other amounts due the Administrative Agent under Sections 2.11 and 10.04.

         Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Lender or


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


the L/C Issuer or to authorize the Administrative Agent to vote in respect of the claim of any Lender in any such proceeding.

         9.11 Collateral and Guaranty Matters. The Lenders and the L/C Issuer irrevocably authorize the Administrative Agent, at its option and in its discretion,

         (a) to release any Lien on any property granted to or held by the Administrative Agent under any Loan Document (i) upon termination of the Aggregate Commitments and payment in full of all Obligations (other than contingent indemnification obligations) and the expiration or termination of all Letters of Credit, (ii) that is sold or to be sold as part of or in connection with any sale permitted hereunder or under any other Loan Document, or (iii) if approved, authorized or ratified in writing in accordance with Section 10.01 hereof;

         (b) to release any Guarantor from its obligations under the ROV Guaranty, the KGaA Guaranty or the UK Guaranty if such Person ceases to be a Subsidiary as a result of a transaction permitted hereunder; and

         (c) to subordinate any Lien on any property granted to or held by the Administrative Agent under any Loan Document to the holder of any Lien on such property that is permitted by Section 7.01(i).

         Upon request by the Administrative Agent at any time, the Required Lenders will confirm in writing the Administrative Agent's authority to release its interest in particular types or items of property, or to release any Guarantor from its obligations under the ROV Guaranty, the KGaA Guaranty or the UK Guaranty pursuant to this Section 9.11. In each case as specified in this
Section 9.11, the Administrative Agent will, at the Borrowers' expense, execute and deliver to the applicable Loan Party such documents as such Loan Party may reasonably request to evidence the release of such item of Collateral from the assignment and security interest granted under the Collateral Documents, or to release such Guarantor from its obligations under the ROV Guaranty, the KGaA Guaranty or the UK Guaranty, in each case in accordance with the terms of the Loan Documents and this Section 9.11.

         9.12  Appointment of Supplemental Collateral Agents.

         (a) It is the purpose of this Agreement and the other Loan Documents that there shall be no violation of any Law of any jurisdiction denying or restricting the right of banking corporations or associations to transact business as agent or trustee in such jurisdiction. It is recognized that in case of litigation under this Agreement or any of the other Loan Documents, and in particular in case of the enforcement of any of the Loan Documents, or in case the Administrative Agent deems that by reason of any present or future Law of any jurisdiction it may not exercise any of the rights, powers or remedies granted herein or in any of the other Loan Documents or take any other action which may be desirable or necessary in connection therewith, it may be necessary that the Administrative Agent appoint an additional individual or institution as a separate trustee, co-trustee, collateral agent, collateral sub-agent or collateral co-agent (any such additional individual or institution being referred to herein


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


individually as a "Supplemental Collateral Agent" and collectively as "Supplemental Collateral Agents").

         (b) In the event that the Administrative Agent appoints a Supplemental Collateral Agent with respect to any Collateral, (i) each and every right, power, privilege or duty expressed or intended by this Agreement or any of the other Loan Documents to be exercised by or vested in or conveyed to the Administrative Agent with respect to such Collateral shall be exercisable by and vest in such Supplemental Collateral Agent to the extent, and only to the extent, necessary to enable such Supplemental Collateral Agent to exercise such rights, powers and privileges with respect to such Collateral and to perform such duties with respect to such Collateral, and every covenant and obligation contained in the Loan Documents and necessary to the exercise or performance thereof by such Supplemental Collateral Agent shall run to and be enforceable by either the Administrative Agent or such Supplemental Collateral Agent, and (ii) the provisions of this Article and of Section 10.04 that refer to the Administrative Agent shall inure to the benefit of such Supplemental Collateral Agent and all references therein to the Administrative Agent shall be deemed to be references to the Administrative Agent and/or such Supplemental Collateral Agent, as the context may require.

         (c) Should any instrument in writing from any Loan Party be required by any Supplemental Collateral Agent so appointed by the Administrative Agent for more fully and certainly vesting in and confirming to him or it such rights, powers, privileges and duties, such Loan Party shall execute, acknowledge and deliver any and all such instruments promptly upon request by the Administrative Agent. In case any Supplemental Collateral Agent, or a successor thereto, shall die, become incapable of acting, resign or be removed, all the rights, powers, privileges and duties of such Supplemental Collateral Agent, to the extent permitted by Law, shall vest in and be exercised by the Administrative Agent until the appointment of a new Supplemental Collateral Agent.

         9.13  Abstract Acknowledgement of Indebtedness/Joint Creditorship.

         (a) Subject to Section 10.09 hereof, each of the parties hereto agree, and each of the Euro Borrower and the KGaA Guarantors acknowledges by way of an abstract acknowledgement of indebtedness (abstraktes Schuldanerkenntnis), that each and every obligation of the Euro Borrower and each KGaA Guarantor (and any of its successors), up to the aggregate amount of
(euro)25 million under this Credit Agreement and the other Loan Documents shall also be owing in full to the Administrative Agent, and that accordingly the Administrative Agent will have its own independent right to demand performance by the Euro Borrower and/or each KGaA Guarantor of such obligations (the "Acknowledgement I").

         (b) Each of the parties hereto agree, and each of the U.S. Borrower and the ROV Guarantors acknowledges by way of an abstract acknowledgement of indebtedness (abstraktes Schuldanerkenntnis), that each and every obligation of the U.S. Borrower and each ROV Guarantor (and any of its successors), up to the aggregate amount of U.S. $1.0 billion under this Credit Agreement and the other Loan Documents shall also be owing in full to the Administrative Agent, and that accordingly the Administrative Agent will have its own independent right to demand performance by the U.S. Borrower and/or each ROV Guarantor of such obligations (the "Acknowledgement II").


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


         (c) Each of the parties hereto agree, and each of the U.K. Borrower and the U.K. Guarantors acknowledges by way of an abstract acknowledgement of indebtedness (abstraktes Schuldanerkenntnis), that each and every obligation of the U.K. Borrower and each U.K. Guarantor (and any of its successors), up to the aggregate amount of (pound)10,000,000 under this Credit Agreement and the other Loan Documents shall also be owing in full to the Administrative Agent, and that accordingly the Administrative Agent will have its own independent right to demand performance by the U.K. Borrower and/or each U.K. Guarantor of such obligations (the "Acknowledgement III").

         The Acknowledgement I, the Acknowledgement II and the Acknowledgement III are collectively referred to as the "Acknowledgements" and each an "Acknowledgement".

         (d) The Administrative Agent undertakes with the relevant Loan Party that (i) in case of any discharge of any obligation owing to any Lender, the Administrative Agent will not, to the extent of such discharge, make a claim against such Loan Party under the relevant Acknowledgement and (ii) it will not, at any time, make any claim against any Loan Party exceeding the amount then owed by such Loan Party under the Loan Documents.

         (c) (i) Each Loan Party hereby irrevocably and unconditionally undertakes to pay to the Administrative Agent, as creditor in its own right and not as representative of the other Lenders, sums equal to and in the currency of each amount payable by such Loan Party to each of the Lenders under each of the Loan Documents as and when that amount falls due for payment under the relevant Loan Document. (ii) Each of the Loan Parties and each of the Lenders (other than the Administrative Agent) agrees that the Administrative Agent shall be the joint creditor (together with the relevant Lenders) of each and every obligation of any Loan Party towards each of the Lenders (other than the Administrative Agent) under the Loan Documents. Accordingly the Administrative Agent will have its own independent right to demand performance by the relevant Loan Party of those obligations irrespective of any discharge of such Loan Party's obligation to pay those amounts to the other Lenders resulting from failure by them to take appropriate steps in an insolvency proceeding of that Loan Party to preserve their entitlement to be paid those amounts. However, any discharge of any such obligation to either the Administrative Agent or a Lender (other than the Administrative Agent) shall, to that extent, discharge the corresponding obligation owing to the other. (iii) Without limiting or affecting the Administrative Agent's rights against any Loan Party (whether under this paragraph or under any other provision of the Loan Documents), the Administrative Agent agrees with each other Lender (on a several and divided basis) that, subject as set out in the next sentence, it will not exercise its rights as a joint creditor with a Lender (other than the Administrative Agent) except with the consent of the relevant Lender. However, for the avoidance of doubt, nothing in the previous sentence shall in any way limit the Administrative Agent's right to act in the protection or preservation of rights under, or to enforce any Collateral Document as contemplated by, this deed and/or the relevant Collateral Document (or to do any act reasonably incidental to any of the foregoing).


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                                   ARTICLE X
                                 MISCELLANEOUS

         10.01 Amendments, Etc. No amendment or waiver of any provision of this Agreement or any other Loan Document, and no consent to any departure by either Borrower or any other Loan Party therefrom, shall be effective unless in writing signed by the Required Lenders and applicable Borrower or the applicable Loan Party, as the case may be, and acknowledged by the Administrative Agent, and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no such amendment, waiver or consent shall:

         (a) waive any condition set forth in Section 4.01(a), or, in the case of the initial Credit Extension, Section 4.02, without the written consent of each Lender;

         (b) extend or increase the Commitment of any Lender (it being understood that a waiver of any condition or precedent set forth in
     Section 4.02, or waiver of any Default or Event of Default, mandatory prepayment or mandatory reduction of the Commitments shall not constitute an extension or increase of any commitment of any Lender) without the written consent of each Lender directly affected thereby;

         (c)   postpone any date fixed for any payment of principal under
     Section 2.09, interest under Section 2.10, or fees under Sections 2.03(i) and (j), 2.04(i) and (j), 2.05(i) and (j), 2.11(a) or 2.11(b) without the written consent of each Lender directly affected thereby (it being understood that the waiver of mandatory prepayments of the Term Loans shall not constitute a postponement of any date fixed for the payment of principal or interest);

         (d) reduce the principal of, or the rate of interest specified herein on, any Loan or L/C Borrowing, or (subject to clause (v) of the second proviso to this Section 10.01) any fees or other amounts payable hereunder or under any other Loan Document without the written consent of each Lender entitled to such amount; provided, however, that only the consent of the Required Lenders shall be necessary (i) to amend the definition of "Default Rate" or to waive any obligation of either Borrower to pay interest or Letter of Credit Fees at the Default Rate or (ii) to amend any financial covenant hereunder (or any defined term used therein) even if the effect of such amendment would be to reduce the rate of interest on any Loan or L/C Borrowing or to reduce any fee payable hereunder;

         (e) change (i) Section 8.03 in a manner that would alter the pro rata sharing of payments required thereby without the prior written consent of each Lender or (ii) the order of application of any reduction in the Commitments or any prepayment of Loans among the Facilities from the application thereof set forth in the applicable provisions of Section 2.07(b) or 2.08(b), respectively, in any manner that materially and adversely affects the Lenders under a Facility without the written consent of (i) if such Facility is the Revolving Credit Facility, the Required Revolving Lenders, (ii) if such Facility is the Canadian Term Facility, the Required Canadian Term Lenders, (iii) if such Facility is the Euro
     Term Facility, the Required Euro Term Lenders and (iv) if such Facility is the Dollar Term Facility, the Required Dollar Term Lenders; provided, however, that if such


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


     amendment adversely affects all of the Term Facilities in a proportionate manner, only the written consent of the Required Term Lenders shall be required;

         (f) change any provision of this Section 10.01 or the definition of "Required Lenders" or any other provision hereof specifying the number or percentage of Lenders required to amend, waive or otherwise modify any rights hereunder or make any determination or grant any consent hereunder, without the written consent of each Lender;

         (g) release all or substantially all of the Collateral in any transaction or series of related transactions, without the written consent of each Lender (it being understood that a transaction permitted under Section 7.05 shall not constitute a release of all or substantially all of the Collateral);

         (h)   other than in connection with a transaction permitted by Section
     7.04 or Section 7.05, release all or substantially all of the combined value of the ROV Guaranty, the KGaA Guaranty and the UK Guaranty, without the written consent of each Lender; or

         (i) impose any greater restriction on the ability of any Lender under a Facility to assign any of its rights or obligations hereunder without the written consent of (i) if such Facility is the Revolving Credit Facility, the Required Revolving Lenders, (ii) if such Facility is the Canadian Term Facility, the Required Canadian Term Lenders, (iii) if such Facility is the Euro Term Facility, the Required Euro Term Lenders and
     (iv) if such Facility is the Dollar Term Facility, the Required Dollar
     Term Lenders; provided, however, that if such amendment adversely affects all of the Term Facilities in a proportionate manner, only the written consent of the Required Term Lenders shall be required;

and provided further that (i) no amendment, waiver or consent shall, unless in writing and signed by the L/C Issuer in addition to the Lenders required above, affect the rights or duties of the L/C Issuer under this Agreement or any Issuer Document relating to any Letter of Credit issued or to be issued by it;
(ii) no amendment, waiver or consent shall, unless in writing and signed by the Swing Line Lender in addition to the Lenders required above, affect the rights or duties of the Swing Line Lender under this Agreement; (iii) no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent in addition to the Lenders required above, affect the rights or duties of the Administrative Agent under this Agreement or any other Loan Document; (iv)
Section 10.06(h) may not be amended, waived or otherwise modified without the consent of each Granting Lender all or any part of whose Loans are being funded by an SPC at the time of such amendment, waiver or other modification; and (v) the Fee Letter may be amended, or rights or privileges thereunder waived, in a writing executed only by the parties thereto. Notwithstanding anything to the contrary herein, (A) no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder, except that the Commitment of such Lender may not be increased or extended without the consent of such Lender and (B) this Agreement and the other Loan Documents may be amended by the Administrative Agent and the Loan Parties solely to reflect the amortization, prepayment priority and other terms and conditions of any Incremental Facility, any Chinese Facility contemplated by clause (iii) of the definition thereof or any Additional Foreign Credit Facility (including, in


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


the case of the Chinese Facility or Additional Foreign Credit Facility, the reallocation of all or a portion of the U.S. Revolving Credit Commitment of a U.S. Revolving Credit Lender to the Chinese Facility or Additional Foreign Credit Facility, as the case may be, so long as such U.S. Revolving Credit Lender consents to such reallocation.)

         In the event that (1) the U.S. Borrower or the Administrative Agent has requested the Lenders to consent to a departure or waiver of any provisions of the Loan Documents or to agree to any amendment thereto, (2) the consent, waiver or amendment in question requires the agreement of all affected Lenders in accordance with the terms of this Section 10.01 or all the Lenders with respect to a certain class of the Loans and (3) the Required Lenders have agreed to such consent, waiver or amendment, then any Lender who does not agree to such consent, waiver or amendment shall be deemed a "Non-Consenting Lender." The Borrowers shall be entitled to (x) replace any Non-Consenting Lender in accordance with the provisions of Section 10.14 or (y) terminate the Commitments of such Non-Consenting Lender and pay to such Lender an amount equal to the outstanding principal of its Loans and L/C Advances, accrued interest thereon, accrued fees and all other amounts payable to it hereunder and under the Loan Documents (including any amounts under Section 3.05).

         10.02 Notices and Other Communications; Facsimile Copies.

         (a) Notices Generally. Except in the case of notices and other communications expressly permitted to be given by telephone (and except as provided in subsection (b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail, electronic mail or sent by telecopier as follows, and all notices and other communications expressly permitted hereunder to be given by telephone shall be made to the applicable telephone number, as follows:

         (i) if to the Borrowers, the Administrative Agent, the L/C Issuer or the Swing Line Lender, to the address, telecopier number, electronic mail address or telephone number specified for such Person on Schedule 10.02; and

         (ii) if to any other Lender, to the address, telecopier number, electronic mail address or telephone number specified in its Administrative Questionnaire.

Notices sent by hand or overnight courier service shall be deemed to have been given when received; notices mailed by certified or registered mail shall be deemed to have been given four (4) Business Days after deposit in the mails postage prepaid; notices sent by telecopier shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next Business Day for the recipient). Notices delivered through electronic communications to the extent provided in subsection (b) below shall be effective as provided in such subsection (b).

         (b) Electronic Communications. Notices and other communications to the Lenders and the L/C Issuer hereunder may be delivered or furnished by electronic communication (including e-mail and Internet or intranet websites) pursuant to procedures approved by the Administrative Agent, provided that the foregoing shall not apply to notices to


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


any Lender or the L/C Issuer pursuant to Article II if such Lender or the L/C Issuer, as applicable, has notified the Administrative Agent that it is incapable of receiving notices under such Article by electronic communication. The Administrative Agent or the Borrowers may, in their discretion, agree to accept notices and other communications to each of them hereunder by electronic communications pursuant to procedures approved by it, provided that approval of such procedures may be limited to particular notices or communications.

         Unless the Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender's receipt of an acknowledgement from the intended recipient (such as by the "return receipt requested" function, as available, return e-mail or other written acknowledgement), provided that if such notice or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next business day for the recipient, and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor.

         (c) The Platform. THE PLATFORM IS PROVIDED "AS IS" AND "AS AVAILABLE." THE AGENT PARTIES (AS DEFINED BELOW) DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF THE BORROWER MATERIALS OR THE ADEQUACY OF THE PLATFORM, AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS IN OR OMISSIONS FROM THE BORROWER MATERIALS. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY ANY AGENT PARTY IN CONNECTION WITH THE BORROWER MATERIALS OR THE PLATFORM. In no event shall the Administrative Agent of any of its Related Parties (collectively, the "Agent Parties") have any liability to either Borrower, any Lender, the L/C Issuer or any other Person for losses, claims, damages, liabilities or expenses of any kind (whether in tort, contract or otherwise) arising out of either of the Borrowers' or the Administrative Agent's transmission of Borrower Materials through the Internet, except to the extent that such losses, claims, damages, liabilities or expenses are determined by a court of competent jurisdiction by a final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Agent Party; provided, however, that in no event shall any Agent Party have any liability to either of the Borrowers, any Lender, the L/C Issuer or any other Person for indirect, special, incidental, consequential or punitive damages (as opposed to direct or actual damages).

         (d) Change of Address, Etc. Each of the Borrowers, the Administrative Agent, the L/C Issuer and the Swing Line Lender may change its address, telecopier or telephone number for notices and other communications hereunder by notice to the other parties hereto. Each other Lender may change its address, telecopier or telephone number for notices and other communications hereunder by notice to the Borrowers, the Administrative Agent, the L/C Issuer and the Swing Line Lender. In addition, each Lender agrees to notify the Administrative Agent from time to time to ensure that the Administrative Agent has on record (i) an effective address,


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contact name, telephone number, telecopier number and electronic mail address to which notices and other communications may be sent and (ii) accurate wire instructions for such Lender.

         (e) Reliance by Administrative Agent, L/C Issuer and Lenders. The Administrative Agent, the L/C Issuer and the Lenders shall be entitled to rely and act upon any notices (including telephonic Committed Loan Notices and Swing Line Loan Notices ) purportedly given by or on behalf of each Borrower even if
(i) such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein, or
(ii) the terms thereof, as understood by the recipient, varied from any confirmation thereof. Each Borrower shall indemnify the Administrative Agent, the L/C Issuer, each Lender and the Related Parties of each of them from all losses, costs, expenses and liabilities resulting from the reliance by such Person on each notice purportedly given by or on behalf of either Borrower. All telephonic notices to and other telephonic communications with the Administrative Agent may be recorded by the Administrative Agent, and each of the parties hereto hereby consents to such recording.

         10.03 No Waiver; Cumulative Remedies. No failure by any Lender, the L/C Issuer or the Administrative Agent to exercise, and no delay by any such Person in exercising, any right, remedy, power or privilege hereunder or any other Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided, and provided under each other Loan Document, are cumulative and not exclusive of any rights, remedies, powers and privileges provided by Law.

         10.04 Expenses; Indemnity; Damage Waiver.

         (a) Costs and Expenses. The Borrowers shall pay (i) all reasonable out-of-pocket expenses incurred by the Administrative Agent and its Affiliates (including the reasonable fees, charges and disbursements of counsel for the Administrative Agent and of one local or special counsel in each jurisdiction and for each specialty in which the Administrative Agent reasonably determines it is necessary to retain such counsel), in connection with the syndication of the credit facilities provided for herein, the preparation, negotiation, execution, delivery and administration of this Agreement and the other Loan Documents or any amendments, modifications or waivers of the provisions hereof or thereof, (ii) all reasonable out-of-pocket expenses incurred by the L/C Issuer in connection with the issuance, amendment, renewal or extension of any Letter of Credit or any demand for payment thereunder and (iii) all out-of-pocket expenses incurred by the Administrative Agent, any Lender or the L/C Issuer (including the fees, charges and disbursements of any counsel for the Administrative Agent, any Lender or the L/C Issuer), in connection with the enforcement or protection of its rights (A) in connection with this Agreement and the other Loan Documents, including its rights under this Section, or (B) in connection with Loans made or Letters of Credit issued hereunder, including all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans or Letters of Credit.

         (b) Indemnification by the Borrowers. Each Borrower shall indemnify the Administrative Agent (and any sub-agent thereof), each Lender and the L/C Issuer, and each


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Related Party of any of the foregoing Persons (each such Person being called an
"Indemnitee") against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses (including the reasonable fees, charges and disbursements of any counsel for any Indemnitee (which shall be limited to one (1) counsel to the Administrative Agent and the Lenders, unless (x) the interests of the Administrative Agent and the Lenders are sufficiently divergent, in which case one (1) additional counsel may be appointed, and (y) if the interests of any Lender or group of Lenders (other than all of the Lenders) are distinctly or disproportionately affected, one (1) additional counsel for such Lender or group of Lenders)), incurred by any Indemnitee or asserted against any Indemnitee by any third party or by either Borrower or any other Loan Party arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement, any other Loan Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto of their respective obligations hereunder or thereunder or the consummation of the transactions contemplated hereby or thereby or, in the case of the Administrative Agent (and any sub-agent thereof) and its Related Parties only, the administration of this Agreement and the other Loan Documents, (ii) any Loan or Letter of Credit, the use or proposed use of the proceeds therefrom (including any refusal by the L/C Issuer to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), or any participation in a Letter of Credit (iii) any actual or alleged presence or release of Hazardous Materials on or from any property owned or operated by the U.S. Borrower or any of its Subsidiaries, or any Environmental Liability related in any way to the U.S. Borrower or any of its Subsidiaries, or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory, whether brought by a third party or by either Borrower or any other Loan Party or any of the Borrower's or such Loan Party's directors, shareholders or creditors, and regardless of whether any Indemnitee is a party thereto and whether or not any of the transactions contemplated hereunder or under any of the other Loan Documents is consummated, in all cases, whether or not caused by or arising, in whole or in part, out of the comparative, contributory or sole negligence of the Indemnitee; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses (x) are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee, (y) result from a claim brought by a Borrower or any other
Loan Party against an Indemnitee for breach in bad faith of such Indemnitee's obligations hereunder or under any other Loan Document, if such Borrower or such Loan Party has obtained a final and nonappealable judgment in its favor on such claim as determined by a court of competent jurisdiction, or (z) arise from claims of any of the Lenders solely against one or more other Lenders (and not by one or more Lenders against Administrative Agent or one or more of the other Agents) that have not resulted from the action, inaction, participation or contribution of the Borrower or its Subsidiaries or other Affiliates or any of their respective officers, directors, stockholders, partners, members, employees, agents, representatives or advisors. No Indemnitee shall be liable for any damages arising from the use by others of any information or other materials obtained through IntraLinks or other similar information transmissions systems in connection with this Agreement.

         (c) Reimbursement by Lenders. To the extent that any Borrower for any reason fails to indefeasibly pay any amount required under subsection (a) or
(b) of this Section to be paid by it to the Administrative Agent (or any sub-agent thereof), the L/C Issuer or any


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Related Party of any of the foregoing, each Lender severally agrees to pay to the Administrative Agent (or any such sub-agent), the L/C Issuer or such Related Party, as the case may be, such Lender's Applicable Percentage (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount, provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent (or any such sub-agent) or the L/C Issuer in its capacity as such, or against any Related Party of any of the foregoing acting for the Administrative Agent (or any such sub-agent) or L/C Issuer in connection with such capacity. The obligations of the Lenders under this subsection (c) are subject to the provisions of Section 2.14(d).

         (d) Waiver of Consequential Damages, Etc. To the fullest extent permitted by applicable Law, each Borrower shall not assert, and hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document or any agreement or instrument contemplated hereby, the transactions contemplated hereby or thereby, any Loan or Letter of Credit or the use of the proceeds thereof. No Indemnitee referred to in subsection (b) above shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed by it through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby.

         (e) Payments. All amounts due under this Section shall be payable not later than ten Business Days after demand therefor.

         (f) Survival. The agreements in this Section shall survive the resignation of the Administrative Agent, the replacement of any Lender, the termination of the Aggregate Commitments and the repayment, satisfaction or discharge of all the other Obligations.

         10.05 Payments Set Aside. To the extent that any payment by or on behalf of a Borrower is made to the Administrative Agent, the L/C Issuer or any Lender, or the Administrative Agent, the L/C Issuer or any Lender exercises its right of setoff, and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by the Administrative Agent, the L/C Issuer or such Lender in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Law or otherwise, then (a) to the extent of such recovery, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such setoff had not occurred, and (b) each Lender and the L/C Issuer severally agrees to pay to the Administrative Agent upon demand its applicable share (without duplication) of any amount so recovered from or repaid by the Administrative Agent, plus interest thereon from the date of such demand to the date such payment is made at a rate per annum equal to the Federal Funds Rate from time to time in effect. The obligations of the Lenders and the L/C Issuer under clause (b) of the preceding sentence shall survive the payment in full of the Obligations and the termination of this Agreement.


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         10.06 Successors and Assigns.

         (a) Successors and Assigns Generally. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that none of the Borrowers or any other Loan Party may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Administrative Agent and each Lender and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an Eligible Assignee in accordance with the provisions of Section 10.06(b), (ii) by way of participation in accordance with the provisions of Section 10.06(d), or (iii) by way of pledge or assignment of a security interest subject to the restrictions of Section 10.06(f), or (iv) to an SPC in accordance with the provisions of Section 10.06(h) (and any other attempted assignment or transfer by any party hereto shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in subsection (d) of this Section and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent, the L/C Issuer and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

         (b) Assignments by Lenders. Any Lender may at any time assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans (including for purposes of this Section 10.06(b), participations in L/C Obligations and in Swing Line Loans) at the time owing to it); provided that

         (i) except in the case of an assignment of the entire remaining amount of the assigning Lender's Commitment and the Loans at the time owing to it or in the case of an assignment to a Lender or an Affiliate of a Lender or an Approved Fund with respect to a Lender, the aggregate amount of the Commitment (which for this purpose includes Loans outstanding thereunder) or, if the applicable Commitment is not then in effect, the principal outstanding balance of the Loan of the assigning Lender subject to each such assignment, determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent or, if "Trade Date" is specified in the Assignment and Assumption, as of the Trade Date, shall not be less than U.S. $5,000,000, in the case of any assignment in respect of the U.S. Revolving Credit Facility, (euro)5,000,000 in the case of any assignment in respect of the Euro Revolving Credit Facility, (pound)5,000,000 in the case of any assignment in respect of the UK Revolving Credit Facility, U.S. $1,000,000, in the case of any assignment in respect of the Dollar Term Facility, (euro)1,000,000 in the case of any assignment in respect of the Euro Term Facility or CAD1,000,000 in the case of any assignment in respect of the Canadian Term Facility unless each of the Administrative Agent and, so long as no Event of Default under Section 8.01 (a), (f), or
     (g) has occurred and is continuing, the applicable Borrower otherwise consents (each such consent not to be unreasonably withheld or delayed); provided, however, that concurrent assignments to members of an Assignee Group and concurrent assignments from members of an Assignee Group to a single Eligible Assignee (or to an Eligible Assignee and members of its Assignee Group) will be treated as a single assignments for purposes of determine whether such minimum amount has been met;


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         (ii)  each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender's rights and obligations under this Agreement with respect to the Loans or the Commitment assigned, except that this clause (ii) shall not (A) apply to rights in respect of Swing Line Loans or (B) prohibit any Lender from assigning all or a portion of its rights and obligations among separate Facilities on a non-pro rata basis;

         (iii) any assignment of a Revolving Credit Commitment must be approved by the Administrative Agent, the L/C Issuer and the Swing Line Lender unless the Person that is the proposed assignee is itself a Revolving Credit Lender under the applicable Facility (whether or not the proposed assignee would otherwise qualify as an Eligible Assignee);

         (iv) the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee in the amount, if any, required as set forth in Schedule 10.06; and

         (v) and the Eligible Assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire.

Subject to acceptance and recording thereof by the Administrative Agent pursuant to subsection (c) of this Section, from and after the effective date specified in each Assignment and Assumption, the Eligible Assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 3.01, 3.04, 3.05, 10.03, 10.04 and 10.15with respect to facts and circumstances occurring prior to the effective date of such assignment). Upon request, the applicable Borrower (at its expense) shall execute and deliver a Note to the assignee Lender. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this subsection shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with Section 10.06(d). The Borrowers shall not, as a result of any assignment by any Lender to any of such Lender's Affiliates, incur increased liability for any Taxes.

         (c) Register. The Administrative Agent, acting solely for this purpose as an agent of the Borrowers, shall maintain at the Administrative Agent's Office a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amounts (and related amounts) of the Loans, L/C Obligations (specifying the aggregate Unreimbursed Amounts), L/C Borrowings and the amounts due under Section 2.03, 2.04 and 2.05 owing to, each Lender pursuant to the terms hereof from time to time (the "Register"). The entries in the Register shall be conclusive, and the Borrowers, the Administrative Agent and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender


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hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. No transfer or assignment of any rights or obligations with respect to the Loans or L/C Obligations (including pursuant to Sections 10.06(b), (d), and (h)) shall be effective unless such transfer or assignment is recorded in the Register. This Section 10.06(c) shall be construed so that the Loans and L/C Obligations are at all times maintained in "registered form" within the meaning of Sections 163(f), 871(h)(2), and 881(c)(2) of the Code and the Treasury regulations promulgated thereunder (and any other relevant or successor provisions of the Code and Treasury regulations promulgated thereunder). The Register shall be available for inspection by each of the Borrowers, the Lenders and the L/C Issuer at any reasonable time and from time to time upon reasonable prior notice. In addition, at any time that a request for a consent for a material or other substantive change to the Loan Documents is pending, any Lender may request and receive from the Administrative Agent a copy of the Register. Upon receipt of a duly completed and executed Assignment and Assumption and compliance by the assigning Lender and Eligible Assignee with the other applicable provisions of this Section 10.06, the Administrative Agent shall accept such Assignment and Assumption and record the information contained therein in the Register.

         (d) Participations. Any Lender may at any time, without the consent of, or notice to, the applicable Borrower or the Administrative Agent, sell participations to any Person (other than a natural person or the U.S. Borrower or any of the Borrower's Affiliates or Subsidiaries) (each, a "Participant") in all or a portion of such Lender's rights and/or obligations under this Agreement (including all or a portion of its Commitment and/or the Loans (including such Lender's participations in L/C Obligations and/or Swing Line Loans) owing to it); provided that (i) such Lender's obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrowers, the Administrative Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement or any other Loan Document. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, waiver or other modification described in clauses (b),
(c), (d), (g) or (h) of Section 10.01 that directly affects such Participant. Subject to subsection (e) of this Section, each Borrower agrees that each Participant shall be entitled to the benefits of Sections 3.01, 3.04, 3.05 and
10.15 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to Section 10.06(b).

         (e) Limitations upon Participant Rights. A Participant shall not be entitled to receive any greater payment under Section 3.01 or 3.04 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant. A Participant shall not be entitled to the benefits of Section 3.01 unless the applicable Borrower is notified of the participation sold to such Participant and such Participant agrees, for the benefit of such Borrower, to comply with Section 3.01(f) as though it were a Lender.

         (f) Certain Pledges. Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement (including under its Note, if any)


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to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

         (g) Electronic Execution of Assignments. The words "execution," "signed," "signature," and words of like import in any Assignment and Assumption shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

         (h) Special Purpose Funding Vehicles. Notwithstanding anything to the contrary contained herein, any Lender (a "Granting Lender") may grant to a special purpose funding vehicle identified as such in writing from time to time by the Granting Lender to the Administrative Agent and the Borrowers (an "SPC") the option to provide all or any part of any Loan that such Granting Lender would otherwise be obligated to make pursuant to this Agreement; provided that
(i) nothing herein shall constitute a commitment by any SPC to fund any Loan, and (ii) if an SPC elects not to exercise such option or otherwise fails to make all or any part of such Loan, the Granting Lender shall be obligated to make such Loan pursuant to the terms hereof or, if it fails to do so, to make such payment to the Administrative Agent as is required under Section 2.14.
Each party hereto hereby agrees that (A) neither the grant to any SPC nor the exercise by any SPC of such option shall increase the costs or expenses or otherwise increase or change the obligations of the Borrowers under this Agreement (including its obligations under Section 3.01 and Section 3.04), (B) no SPC shall be liable for any indemnity or similar payment obligation under this Agreement for which a Lender would be liable, and (C) the Granting Lender shall for all purposes, including the approval of any amendment, waiver or other modification of any provision of any Loan Document, remain the lender of record hereunder. The making of a Loan by an SPC hereunder shall utilize the Commitment of the Granting Lender to the same extent, and as if, such Loan were made by such Granting Lender. In furtherance of the foregoing, each party hereto hereby agrees (which agreement shall survive the termination of this Agreement) that, prior to the date that is one year and one day after the payment in full of all outstanding commercial paper or other senior debt of any SPC, it will not institute against, or join any other Person in instituting against, such SPC any bankruptcy, reorganization, arrangement, insolvency, or liquidation proceeding under the Laws of the United States or any State thereof. Notwithstanding anything to the contrary contained herein, any SPC may
(1) with notice to, but without prior consent of the U.S. Borrower and the Administrative Agent and with the payment of a processing fee in the amount of $2,500, assign all or any portion of its right to receive payment with respect to any Loan to the Granting Lender and (2) disclose on a confidential basis any non-public information relating to its funding of Loans to any rating agency, commercial paper dealer or provider of any surety or Guarantee or credit or liquidity enhancement to such SPC.

         (i) Resignation as L/C Issuer or Swing Line Lender after Assignment. Notwithstanding anything to the contrary contained herein, if at any time Bank of America


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assigns all of its Revolving Credit Commitments and Revolving Credit Loans
pursuant to Section 10.06(b), Bank of America may, (i) upon 30 days' notice to the U.S. Borrower and the Lenders, resign as L/C Issuer and/or (ii) upon 30 days' notice to the U.S. Borrower, resign as Swing Line Lender. In the event of any such resignation as L/C Issuer or Swing Line Lender, the Borrowers shall be entitled to appoint from among the Lenders a successor L/C Issuer or Swing Line Lender hereunder; provided, however, that no failure by the Borrowers to appoint any such successor shall affect the resignation of Bank of America as L/C Issuer or Swing Line Lender, as the case may be. If Bank of America resigns as L/C Issuer, it shall retain all the rights, powers, privileges and duties of the L/C Issuer hereunder with respect to all Letters of Credit outstanding as of the effective date of its resignation as L/C Issuer and all L/C Obligations with respect thereto (including the right to require the Lenders to make Base Rate Loans, Eurocurrency Rate Loans or fund risk participations in Unreimbursed Amounts pursuant to Section 2.03(c), 2.04(c) and 2.05(c)). If Bank of America resigns as Swing Line Lender, it shall retain all the rights of the Swing Line Lender provided for hereunder with respect to Swing Line Loans made by it and outstanding as of the effective date of such resignation, including the right to require the Lenders to make Loans or fund risk participations in outstanding Swing Line Loans pursuant to Section 2.06(e). Upon the appointment of a successor L/C Issuer and/or Swing Line Lender, (a) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring L/C Issuer or Swing Line Lender, as the case may be, and (b) the successor L/C Issuer shall issue letters of credit in substitution for the Letters of Credit, if any, outstanding at the time of such succession or make other arrangements satisfactory to Bank of America to effectively assume the obligations of Bank of America with respect to such Letters of Credit.

         10.07 Treatment of Certain Information; Confidentiality. Each of the Administrative Agent, the Lenders and the L/C Issuer agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its Affiliates and to its and its Affiliates' respective partners, directors, officers, employees, agents, advisors and representatives (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any regulatory authority purporting to have jurisdiction over it (including any self-regulatory authority, such as the National Association of Insurance Commissioners), (c) to the extent required by applicable Laws or by any subpoena or similar legal process, (d) to any other party hereto, (e) in connection with the exercise of any remedies hereunder or under any Loan Document or any action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as those of this
Section 10.07, to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement or (ii) any actual or prospective counterparty (or its professional advisors) to any swap or derivative transaction relating to the U.S. Borrower and its obligations, (g) with the consent of the U.S. Borrower or (h) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section 10.07 or (ii) becomes available to the Administrative Agent, any Lender, the L/C Issuer or any of their respective Affiliates on a nonconfidential basis from a source other than the Borrowers. For the purposes of this Section, "Information" means all information received from any Loan Party relating to any Loan Party or its business, other than any such information that is available to the Administrative Agent, the L/C Issuer or any Lender on a nonconfidential basis prior to disclosure by any Loan Party; provided that, in the case of information received from a Loan Party after the date hereof, such information is clearly identified in writing at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section 10.07 shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.

         Each of the Administrative Agent, the Lenders and the L/C Issuer acknowledges that (a) the Information may include material non-public information concerning the Borrowers or a Subsidiary, as the case may be, (b) it has developed compliance procedures regarding the use of material non-public information and (c) it will handle such material non-public information in accordance with applicable Law, including Federal and state securities Laws.

         10.08 Right of Setoff.

         If an Event of Default shall have occurred and be continuing, each Lender and the L/C Issuer is hereby authorized at any time and from time to time, to the fullest extent permitted by applicable Law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held and other obligations (in whatever currency) at any time owing by such Lender or the L/C Issuer to or for the credit or the account of either Borrower or any other Loan Party against any and all of the Obligations of the Borrowers or such Loan Party now or hereafter existing under this Agreement or any other Loan Document to such Lender or the L/C Issuer, irrespective of whether or not such Lender or the L/C Issuer shall have made any demand under this Agreement or any other Loan Document and although such obligations of such Borrower or such Loan Party may be contingent or unmatured or are owed to a branch or office of such Lender or the L/C Issuer different from the branch or office holding such deposit or obligated on such indebtedness. The rights of each Lender and the L/C Issuer under this Section are in addition to other rights and remedies (including other rights of setoff) that such Lender and the L/C Issuer may have. Each Lender and the L/C Issuer agrees to notify the U.S. Borrower and the Administrative Agent promptly after any such setoff and application, provided that the failure to give such notice shall not affect the validity of such setoff and application.

         10.09 Non-U.S. Subsidiaries. Notwithstanding any provision of any Loan Document to the contrary (including any provision that would otherwise apply notwithstanding other provisions or that is the beneficiary of other overriding language), (i) no more than 65% of the voting interests in or of any Subsidiary incorporated under the Laws of a jurisdiction other than the United States (a "non-U.S. Subsidiary") shall be pledged or similarly hypothecated to Guarantee or support any Obligation of the U.S. Borrower, (ii) no non-U.S. Subsidiary shall Guarantee or support any Obligation of the U.S. Borrower, (iii) no security or similar interest shall be granted in the assets of any non-U.S. Subsidiary which security or similar interest Guarantees or supports any Obligation of the U.S. Borrower and (iv) nothing in this Agreement shall be construed as a Guarantee, security or support by the Euro Borrower of or for obligations of the U.S. Borrower or any of its Subsidiaries. The parties agree that any pledge, Guarantee or security or similar interest made or granted in contravention of this Section 10.09 shall be void ab initio.

         10.10 Interest Rate Limitation. Notwithstanding anything to the contrary contained in any Loan Document, the interest paid or agreed to be paid under the Loan Documents shall not exceed the maximum rate of non-usurious interest permitted by applicable Law (the "Maximum Rate"). If the Administrative Agent or any Lender shall receive interest in an amount that exceeds the Maximum Rate, the excess interest shall be applied to the principal of the Loans or, if it exceeds such unpaid principal, refunded to the applicable Borrower. In determining whether the interest contracted for, charged, or received by the Administrative Agent or a Lender exceeds the Maximum Rate, such Person may, to the extent permitted by applicable Law, amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the contemplated term of the Obligations hereunder.

         10.11 Counterparts; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Except as provided in Section 4.01, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto. Delivery of an executed counterpart of a signature page of this Agreement by telecopy or by an electronically mailed scanned copy shall be effective as delivery of a manually executed counterpart of this Agreement.

         10.12 Survival of Representations and Warranties. All representations and warranties made hereunder and in any other Loan Document or other document delivered pursuant hereto or thereto or in connection herewith or therewith shall survive the execution and delivery hereof and thereof. Such representations and warranties have been or will be relied upon by the Administrative Agent and each Lender, regardless of any investigation made by the Administrative Agent or any Lender or on their behalf and notwithstanding that the Administrative Agent or any Lender may have had notice or knowledge of any Default at the time of any Credit Extension, and shall continue in full force and effect as long as any Loan or any other Obligation hereunder shall remain unpaid or unsatisfied or any Letter of Credit shall remain outstanding.

         10.13 Severability. If any provision of this Agreement or the other Loan Documents is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Agreement and the other Loan Documents shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         10.14 Replacement of Lenders. If any Lender requests compensation under Section 3.04, or if a Borrower is required to pay or delivers to such Lender and the Administrative Agent a certificate setting forth reasons as to why it reasonably anticipates that it will be required to pay, and such Lender and the Administrative Agent agree with such reasons, any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 3.01, if any Lender ceases to make Eurocurrency Rate Loans as a result of a condition described in Section 3.02 or Section 3.04, if any Lender is a Defaulting Lender or a Non-Consenting Lender or if any other circumstance exists hereunder that gives a Borrower the right to replace a Lender as a party hereto, then such Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 10.06), all of its interests, rights and obligations under this Agreement and the related Loan Documents to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment), provided that:

         (a) such Borrower shall have paid to the Administrative Agent the assignment fee specified in Section 10.06(b);

         (b) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans and L/C Advances, accrued interest thereon, accrued fees and all other amounts payable to it hereunder and under the other Loan Documents (including any amounts under Section 3.05) from the assignee (to the extent of such outstanding principal and accrued interest and fees) or a Borrower (in the case of all other amounts);

         (c) in the case of any such assignment resulting from a claim for compensation under Section 3.04 or payments required to be made pursuant to
Section 3.01, such assignment will result in a reduction in such compensation or payments thereafter; and

         (d)   such assignment does not conflict with applicable Law.

         A Lender shall not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the applicable Borrower to require such assignment and delegation cease to apply.

         10.15 Judgment. (a) Rate of Exchange. If, for the purpose of obtaining judgment in any court, it is necessary to convert a sum due hereunder, under the ROV Guaranty, the KGaA Guaranty or the UK Guaranty, or under any Note or Notes in another currency into US Dollars or into a Foreign Currency, as the case may be, the parties hereto agree, to the fullest extent that they may effectively do so, that the rate of exchange used shall be that at which, in accordance with normal banking procedures, a Lender could purchase such other currency with US Dollars or with a Foreign Currency, as the case may be, in New York City, New York at the close of business on the Business Day immediately preceding the day on which final judgment is given, together with any premiums and costs of exchange payable in connection with such purchase.

         (b) Indemnity. The obligation of each Borrower in respect of any sum due from it to the Administrative Agent or any Lender hereunder or under any Note or Notes shall, notwithstanding any judgment in a currency other than US Dollars or a Foreign Currency, as the case may be, be discharged only to the extent that on the Business Day next succeeding receipt by the Administrative Agent or such Lender of any sum adjudged to be so due in such other currency, the Administrative Agent or such Lender may, in accordance with normal banking procedures, purchase US Dollars or such Foreign Currency, as the case may be, with such other currency. If the US Dollars or such Foreign Currency so purchased are less than the sum originally due to the Administrative Agent or such Lender in US Dollars or in such Foreign Currency, each Borrower agrees, as a separate obligation and notwithstanding any such judgment, to indemnify the Administrative Agent or such Lender against such loss, and if the US Dollars or such Foreign Currency so purchased exceed the sum originally due to the Administrative Agent or any Lender in US Dollars or in such Foreign Currency, as the case may be, the Administrative Agent or such Lender agrees to remit to such Borrower such excess.

         10.16 Governing Law; Jurisdiction; Etc.

         (a) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, PROVIDED THAT SECTIONS
9.01 (C), 9.02 AND 9.13 SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE FEDERAL REPUBLIC OF GERMANY.

         (b) SUBMISSION TO JURISDICTION. EACH BORROWER AND EACH OTHER LOAN PARTY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT, ANY LENDER OR THE L/C ISSUER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AGAINST A BORROWER OR ANY OTHER LOAN PARTY OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

         (c) WAIVER OF VENUE. EACH BORROWER AND EACH OTHER LOAN PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN PARAGRAPH (B) OF THIS SECTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN

INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

         (d) SERVICE OF PROCESS. EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 10.02 (OTHER THAN BY EMAIL OR OTHER ELECTRONIC COMMUNICATION). NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

         10.17 Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

         10.18 USA PATRIOT Act Notice. Each Lender that is subject to the Act (as hereinafter defined) and the Administrative Agent (for itself and not on behalf of any Lender) hereby notifies the Borrowers that pursuant to the requirements of the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the "Act"), it is required to obtain, verify and record information that identifies each Loan Party, which information includes the name and address of each Loan Party and other information that will allow such Lender or the Administrative Agent, as applicable, to identify each Loan Party in accordance with the Act.

         10.19 "Know your customer" checks

         (a)   If:

               (i) the introduction of or any change in (or in the interpretation, administration or application of) any law or regulation made after the date of this Agreement;

               (ii) any change in the status of any Borrower after the date of this Agreement; or

               (iii) a proposed assignment or transfer by a Lender of any of its rights and obligations under this Agreement to a party that is not a Lender prior to such assignment or transfer, obliges the Administrative Agent or any Lender (or, in the case of paragraph
(iii) above, any prospective new Lender) to comply with "know your customer" or similar identification procedures in circumstances where the necessary information is not already available to it, each Borrower shall promptly upon the request of the Administrative Agent or any Lender supply, or procure the supply of, such documentation and other evidence as is reasonably requested by the Administrative Agent (for itself or on behalf of any Lender) or any Lender (for itself or, in the case of the event described in paragraph (iii) above, on behalf of any prospective new Lender) in order for the Administrative Agent, such Lender or, in the case of the event described in paragraph (iii) above, any prospective new Lender to carry out and be reasonably satisfied it has complied with all necessary "know your customer" or other similar checks under all applicable laws and regulations pursuant to the transactions contemplated in this Agreement.

         (b) Each Lender shall promptly upon the request of the Administrative Agent supply, or procure the supply of, such documentation and other evidence as is reasonably requested by the Administrative Agent (for itself) in order for the Administrative Agent to carry out and be reasonably satisfied it has complied with all necessary "know your customer" or other similar checks under all applicable laws and regulations pursuant to the transactions contemplated in this Agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

                                 RAYOVAC CORPORATION, as the U.S.
                                 Borrower


                                 By: /s/ James T. Lucke
                                     -------------------------------------------
                                     Name:  James T. Lucke
                                     Title: Senior Vice President, Secretary and
                                            General Counsel

                                 VARTA CONSUMER BATTERIES GmbH & Co.
                                 KGaA, as the Subsidiary Borrower


                                 By: /s/ Andreas Rouve
                                     -------------------------------------------
                                     Name:  Andreas Rouve
                                     Title: Chief Financial Officer


                                 By: /s/ Remy Burel
                                     -------------------------------------------
                                     Name:  Remy Burel
                                     Title: Chief Executive Officer

                                 RAYOVAC EUROPE LIMITED, as the UK
                                 Borrower


                                 By:  /s/ Remy Burel
                                     -------------------------------------------
                                     Name:  Remy Burel
                                     Title: Chief Executive Officer

                                 LENDER:

                                 BANC ONE HIGH YIELD


                                 By: /s/ James E. Gibson
                                     -------------------------------------------
                                     Name:  James E. Gibson
                                     Title: Vice President

                                 LENDER:

                                 BANK OF TOKYO - MITSUBISHI TRUST COMPANY


                                 By: /s/ Anna Bezdenezhnykh Guiller
                                     -------------------------------------------
                                     Name:  Anna Bezdenezhnykh Guiller
                                     Title: Vice President

                                 LENDER:

                                 CALYON NEW YORK BRANCH


                                 By: /s/ Philippe Soustra
                                     -------------------------------------------
                                     Name:  Philippe Soustra
                                     Title: Senior Vice President


                                 By: /s/ Attila Coach
                                     -------------------------------------------
                                     Name:  Attila Coach
                                     Title: Managing Director

                                 LENDER:

                                 CAROLINA FIRST BANK


                                 By: /s/ Charles Chamberlain
                                     -------------------------------------------
                                     Name:  Charles Chamberlain
                                     Title: Executive Vice President

                                 LENDER:

                                 CITICORP NORTH AMERICA, INC.


                                 By: /s/ Julie Persily
                                     -------------------------------------------
                                     Name:  Julie Persily
                                     Title: Managing Director

                                 LENDER:

                                 CIT LENDING SERVICES CORPORATION


                                 By: /s/ John P. Sirico, II
                                     -------------------------------------------
                                     Name:  John P. Sirico, II
                                     Title: Vice President

                                 LENDER:

                                 COMMERZBANK AG, NEW YORK AND
                                 GRAND CAYMAN BRANCHES


                                 By: /s/ Adam T. Strom
                                     -------------------------------------------
                                     Name:  Adam T. Strom
                                     Title: Vice President


                                 By: /s/ Henry J. Spark
                                     -------------------------------------------
                                     Name:  Henry J. Spark
                                     Title: Assistant Vice President

                                 LENDER:

                                 CREDIT INDUSTRIEL ET COMMERCIAL


                                 By: /s/ Anthony Rock
                                     -------------------------------------------
                                     Name:  Anothony Rock
                                     Title: Vice President


                                 By: /s/ Sean Mounier
                                     -------------------------------------------
                                     Name:  Sean Mounier
                                     Title: First Vice President

                                 LENDER:

                                 GSC EUROPEAN CDO I S.A.


                                 By: /s/ Hugo Neuman
                                     -------------------------------------------
                                     Name:  Hugo Neuman
                                     Title: Director

                                 LENDER:

                                 GSC EUROPEAN CDO II S.A.


                                 By: /s/ Hugo Neuman
                                     -------------------------------------------
                                     Name:  Hugo Neuman
                                     Title: Director

                                 LENDER:

                                 HENDERSON GLOBAL INVESTORS LIMITED
                                 FOR AND ON BEHALF OF AQUILAE CLO I PLC


                                 By: /s/ David Milward
                                     -------------------------------------------
                                     Name:  David Milward
                                     Title: Associate Director


                                 By: /s/ Julian Green
                                     -------------------------------------------
                                     Name:  Julian Green
                                     Title: Director

                                 LENDER:

                                 HENDERSON GLOBAL INVESTORS LIMITED
                                 FOR AND ON BEHALF OF MELCHIOR CDO I SA


                                 By: /s/ David Milward
                                     -------------------------------------------
                                     Name:  David Milward
                                     Title: Associate Director


                                 By: /s/ Julian Green
                                     -------------------------------------------
                                     Name:  Julian Green
                                     Title: Director

                                 LENDER:

                                 IKB CAPITAL CORPORATION


                                 By: /s/ Wolfgang Boeker
                                     -------------------------------------------
                                     Name:  Wolfgang Boeker
                                     Title: Senior Vice President

                                 LENDER:

                                 LASALLE BANK NATIONAL ASSOCIATION


                                 By: /s/ James A. Meyer
                                     -------------------------------------------
                                     Name:  James A. Meyer
                                     Title: Senior Vice President

                                 LENDER:

                                 MERRILL LYNCH CAPITAL CORPORATION


                                 By: /s/ William H. Gates
                                     -------------------------------------------
                                     Name:  William H. Gates
                                     Title: Authorized Signatory

                                 LENDER:

                                 MFS FLOATING RATE HIGH INCOME FUND


                                 By: /s/ Philip Robbins
                                     -------------------------------------------
                                     Name:  Philip Robbins
                                     Title: Vice President

                                 LENDER:

                                 NATIONAL CITY BANK


                                 By: /s/ Michael A. Moose
                                     -------------------------------------------
                                     Name:  Michael A Moose
                                     Title: Assitant Vice President

                                 LENDER:

                                 RMF EURO CDO II S.A.


                                 By: /s/ Hugo Neuman
                                     -------------------------------------------
                                     Name:  Hugo Neuman
                                     Title: Director

                                 LENDER:

                                 U.S. BANK, NATIONAL ASSOCIATION


                                 By: /s/ Monika K. Kump
                                     -------------------------------------------
                                     Name:  Monika K. Kump
                                     Title: Assistant Vice President

                                 BANK OF AMERICA, N.A., as
                                 Administrative Agent


                                 By: /s/ Suzanne Chomiczewski
                                     -------------------------------------------
                                     Name:  Suzanne Chomiczewski
                                     Title: Vice President

                                 BANK OF AMERICA, N.A., as a Lender, L/C
                                 Issuer or Swing Line Lender


                                 By: /s/ Suzanne Chomiczewski
                                     -------------------------------------------
                                     Name:  Suzanne Chomiczewski
                                     Title: Vice President

                                   Schedule I

                                KGaA Guarantors

Rayovac Corporation
ROV International Finance Company
Rayovac Europe GmbH
ROV German General Partner GmbH
ROV German Limited GmbH

                                  Schedule II

                                 ROV Guarantors

Rovcal, Inc.
ROV Holding, Inc.
United Industries Corporation
Nu-Gro America Corp.
Nu-Gro US Holdco Corp.
Nu-Gro Technologies, Inc.
IB Nitrogen Inc.
Schultz Company
Ground Zero Inc.
Sylorr Plant Corp.
WPC Brands, Inc.
United Pet Group, Inc.
AQ Holdings, Inc.
Perfecto Holding Corp.
Aquarium Systems, Inc.
Perfecto Manufacturing, Inc.
Jungletalk International, Inc.
Pets 'N People, Inc.
Southern California Foam, Inc.
Aquaria, Inc.
DB Online, LLC

                                  Schedule III

                                 UK Guarantors

Rayovac Corporation
ROV International Finance Company
Rayovac Europe GmbH

                                  Schedule IV

                              Consolidated EBITDA

            [Omitted. A supplemental copy of this schedule will be
                      furnished to the SEC upon request.]

                                   Schedule V

                           Existing Letters of Credit

            [Omitted. A supplemental copy of this schedule will be
                      furnished to the SEC upon request.]

                                 Schedule 2.01

                     Commitments and Applicable Percentages

            [Omitted. A supplemental copy of this schedule will be
                      furnished to the SEC upon request.]

                                 Schedule 5.05

                   Supplement to Interim Financial Statements

            [Omitted. A supplemental copy of this schedule will be
                      furnished to the SEC upon request.]

                                 Schedule 5.06

                                   Litigation

            [Omitted. A supplemental copy of this schedule will be
                      furnished to the SEC upon request.]

                                Schedule 5.08(b)

                              Owned Real Property

            [Omitted. A supplemental copy of this schedule will be
                      furnished to the SEC upon request.]

                                Schedule 5.08(c)

                              Leased Real Property

            [Omitted. A supplemental copy of this schedule will be
                      furnished to the SEC upon request.]

                                 Schedule 5.09

                             Environmental Matters

            [Omitted. A supplemental copy of this schedule will be
                      furnished to the SEC upon request.]

                                 Schedule 5.13

            Subsidiaries and Other Equity Investments; Loan Parties

            [Omitted. A supplemental copy of this schedule will be
                      furnished to the SEC upon request.]

                                 Schedule 5.16

                          Intellectual Property Claims

            [Omitted. A supplemental copy of this schedule will be
                      furnished to the SEC upon request.]

                                 Schedule 6.18

                         Real Property to be Mortgaged

            [Omitted. A supplemental copy of this schedule will be
                      furnished to the SEC upon request.]

                                Schedule 7.01(b)

                            Existing Permitted Liens

            [Omitted. A supplemental copy of this schedule will be
                      furnished to the SEC upon request.]

                                 Schedule 7.02

                                  Indebtedness

            [Omitted. A supplemental copy of this schedule will be
                      furnished to the SEC upon request.]

                                Schedule 7.03(f)

                         Existing Permitted Investments

            [Omitted. A supplemental copy of this schedule will be
                      furnished to the SEC upon request.]

                                Schedule 7.05(m)

                              Certain Dispositions

            [Omitted. A supplemental copy of this schedule will be
                      furnished to the SEC upon request.]

                                 Schedule 7.08

                      Certain Transactions with Affiliates

            [Omitted. A supplemental copy of this schedule will be
                      furnished to the SEC upon request.]

                                 Schedule 10.02

          Administrative Agent's Office, Certain Addresses for Notices

            [Omitted. A supplemental copy of this schedule will be
                      furnished to the SEC upon request.]

                                 Schedule 10.06

                        Processing and Recordation Fees

            [Omitted. A supplemental copy of this schedule will be
                      furnished to the SEC upon request.]

                                   Exhibit A

                         Form of Committed Loan Notice

             [Omitted. A supplemental copy of this exhibit will be
                      furnished to the SEC upon request.]

                                   Exhibit B

                         Form of Swing Line Loan Notice

             [Omitted. A supplemental copy of this exhibit will be
                      furnished to the SEC upon request.]

                                  Exhibit C-1

                               Form of Term Note

             [Omitted. A supplemental copy of this exhibit will be
                      furnished to the SEC upon request.]

                                  Exhibit C-2

                       Form of U.S. Revolving Credit Note

             [Omitted. A supplemental copy of this exhibit will be
                      furnished to the SEC upon request.]

                                  Exhibit C-3

                        Form of Euro Revolving Term Note

             [Omitted. A supplemental copy of this exhibit will be
                      furnished to the SEC upon request.]

                                  Exhibit C-4

                        Form of UK Revolving Credit Note

             [Omitted. A supplemental copy of this exhibit will be
                      furnished to the SEC upon request.]

                                   Exhibit D

                         Form of Compliance Certificate

             [Omitted. A supplemental copy of this exhibit will be
                      furnished to the SEC upon request.]

                                   Exhibit E

                       Form of Assignment and Assumption

             [Omitted. A supplemental copy of this exhibit will be
                      furnished to the SEC upon request.]

                                  Exhibit F-1

                              Form of ROV Guaranty

             [Omitted. A supplemental copy of this exhibit will be
                      furnished to the SEC upon request.]

                                  Exhibit F-2

                             Form of KGaA Guaranty

             [Omitted. A supplemental copy of this exhibit will be
                      furnished to the SEC upon request.]

                                  Exhibit F-3

                              Form of UK Guaranty

             [Omitted. A supplemental copy of this exhibit will be
                      furnished to the SEC upon request.]

                                   Exhibit G

                           Form of Security Agreement

             [Omitted. A supplemental copy of this exhibit will be
                      furnished to the SEC upon request.]

                                  Exhibit H-1

                                Form of Mortgage

             [Omitted. A supplemental copy of this exhibit will be
                      furnished to the SEC upon request.]

                                  Exhibit H-2

                      Form of Third Amendment to Mortgage

             [Omitted. A supplemental copy of this exhibit will be
                      furnished to the SEC upon request.]

                                  Exhibit I-1

               Form of Opinion Matters - Counsel to Loan Parties

             [Omitted. A supplemental copy of this exhibit will be
                      furnished to the SEC upon request.]

                                  Exhibit I-2

            Form of Opinion Matters - Local Counsel to Loan Parties

             [Omitted. A supplemental copy of this exhibit will be
                      furnished to the SEC upon request.]

                                  Exhibit I-3

         Form of Opinion Matters - Real Estate Counsel to Loan Parties

             [Omitted. A supplemental copy of this exhibit will be
                      furnished to the SEC upon request.]